                                   SCHEDULE 14A
                                  (RULE 14a-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                               EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]
                                                           [ ]  Confidential, for use of the
Check the appropriate box:                                      Commission only (as permitted
[X]  Preliminary proxy statement                                by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

                         CARDINAL REALTY SERVICES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
       Lexreit Properties, Inc. common stock, without par value ("Common Stock")

(2) Aggregate number of securities to which transaction applies:
       Up to 992,300 shares of Common Stock.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      Per paragraphs (a)(4) and (c)(2) of Rule 0-11, the book value per share of Common Stock (as reflected in the pro forma balance sheet of Lexreit Properties, Inc. at December 31, 1996) equals $2.37 per share, based upon total common shareholders equity as set forth in such balance sheet of $2,250,000 and up to 992,300 shares of Common Stock to be distributed to the registrant's shareholders with the Registrant retaining 7% of the outstanding shares of Common Stock (up to 74,689 shares of Common Stock) following the transaction.

(4) Proposed maximum aggregate value of transaction:
       $2,092,500

(5) Total fee paid:
       None

[ ]  Fee paid previously with preliminary materials: Not applicable.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
       $451.05

(2) Form, schedule or registration statement no.:
       333-26363

(3) Filing Party:
       Lexreit Properties, Inc.

(4) Date Filed:
       May 1, 1997 and amended May 20, 1997

                         CARDINAL REALTY SERVICES, INC.

                                                       [                 , 1997]

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of
Cardinal Realty Services, Inc. (the "Company") to be held at [               ]
a.m. (local time) on [                 , 1997] at [                           ].

     At this meeting, you will be asked to vote on the (1) election of five directors; (2) approval of an amendment to the Company's Restated Articles of Incorporation to change the name of the Company to "Lexford, Inc."; (3) approval of the distribution ("Distribution") by the Company to the shareholders of the Company of 93% of the issued and outstanding common stock of Lexreit Properties, Inc., an Ohio corporation and newly-formed, wholly-owned subsidiary of the Company ("Lexreit"), as a dividend; (4) approval of the Company's 1997 Performance Equity Plan; and (5) any other business that may properly come before the meeting.

     THE BOARD OF DIRECTORS HAS DETERMINED THAT THE DISTRIBUTION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION, THE DISTRIBUTION AND THE 1997 PERFORMANCE EQUITY PLAN.

     The Board of Directors will also report on the Company's affairs and there will be a discussion period for questions and answers.

     The Board of Directors appreciates and encourages shareholder participation in the Company's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Please complete, sign and date the enclosed proxy card and return it in the envelope provided at your earliest convenience.

     Your vote is important and much appreciated.

                                          Sincerely,

                                /s/ John B. Bartling, Jr.
                                          John B. Bartling, Jr.
                                          President and Chief Executive Officer

                         CARDINAL REALTY SERVICES, INC.
                             6954 AMERICANA PARKWAY
                            REYNOLDSBURG, OHIO 43068

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON [            , 1997]

To Our Shareholders:

     Notice is hereby given of the Annual Meeting of Shareholders of Cardinal
Realty Services, Inc. (the "Company") to be held at [                         ],
on [            , 1997] at [     ] a.m. (local time) to consider and act upon
the following matters which are more fully described in the accompanying Proxy
Statement:

          1. The election of one director for a two-year term expiring in 1999 and the election of four directors for three-year terms expiring in 2000;

          2. The approval of an amendment to the Company's Restated Articles of Incorporation to change the name of the Company to "Lexford, Inc.";

          3. The approval of the distribution (the "Distribution") by the Company to the shareholders of the Company of 93% of the issued and outstanding common stock of Lexreit Properties, Inc., an Ohio corporation and newly-formed, wholly-owned subsidiary of the Company ("Lexreit"), as a dividend;

          4. The approval of the Company's 1997 Performance Equity Plan; and

          5. To transact any other business which may properly come before the meeting.

     THE BOARD OF DIRECTORS HAS DETERMINED THAT THE DISTRIBUTION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION, THE DISTRIBUTION AND THE 1997 PERFORMANCE EQUITY PLAN.

     Shareholders of record as of the close of business on [            , 1997],
will be entitled to notice of, and to vote at, the meeting.

     Shareholders who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States. A proxy may be revoked by a shareholder by written notice to the Secretary of the Company or the Secretary of the meeting at any time prior to its use.

                                             By order of the Board of Directors,

                                          /s/ Jeffrey D. Meyer
                                             Jeffrey D. Meyer
                                             Secretary

Columbus, Ohio
[            , 1997]

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
        PROMPTLY IN THE RETURN ENVELOPE PROVIDED. IN ORDER TO AVOID THE
       ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK
              YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                         CARDINAL REALTY SERVICES, INC.
                             6954 AMERICANA PARKWAY
                            REYNOLDSBURG, OHIO 43068

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to holders of common stock, without par value ("Common Stock"), of Cardinal Realty Services, Inc. (the "Company") for
use at the Annual Meeting of Shareholders to be held on [            , 1997], or
at any adjournments or postponements thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. A proxy card for the meeting and a return envelope are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company, or with the Secretary of the meeting, a written revocation or duly executed proxy, bearing a later date, or by voting in person at the meeting.

     The purpose of the meeting is to: (a) elect one Class I director to the Board of Directors (the "Board") for a two-year term expiring in 1999 and elect four Class II directors to the Board for three-year terms expiring in 2000; (b) approve an amendment to the Company's Restated Articles of Incorporation to change the name of the Company to "Lexford, Inc."; (c) approve the distribution (the "Distribution") by the Company to the shareholders of the Company of 93% of the issued and outstanding common stock of Lexreit Properties, Inc., an Ohio corporation and newly-formed, wholly-owned subsidiary of the Company ("Lexreit"), as a dividend; (d) approve the Company's 1997 Performance Equity Plan; and (e) transact any other business which may properly come before the meeting. While the Company is not currently aware of any other matters which will come before the meeting, if any other matters do properly come before the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters. Shares represented by executed and unrevoked proxies will be voted FOR each of the nominees for director and each of the proposals listed as items (b) through (d), inclusive, unless otherwise indicated on the form of proxy.

     Proxies for use at the meeting are being solicited by the Board of the
Company. Shareholders of record at the close of business on [            , 1997]
(the "Record Date") will be entitled to notice of and to vote at the meeting. Proxies are being mailed to shareholders with this Proxy Statement on or about
[            , 1997]. On May 22, 1997, the Company had outstanding 4,486,592 shares of Common Stock, each of which is entitled to one vote upon each of the matters to be presented at the meeting. The holders of a majority of the shares of Common Stock issued and outstanding on the Record Date, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Provided that a quorum is represented at the meeting the proposals will require the following affirmative votes for approval:

          (a) Each nominee for election to the Board will be elected by a plurality of the votes cast in the election of such director;

          (b) The affirmative vote of a majority of the shares of Common Stock issued and outstanding is required to approve the amendment to the Company's Restated Articles of Incorporation;

          (c) The affirmative vote of a plurality of the votes cast on the proposal to approve the Distribution will be required in order to approve the Distribution; and

          (d) The affirmative vote of a majority of the shares of Common Stock issued and outstanding and held by persons other than those persons to whom shares may be issued pursuant to the 1997 Performance Equity Plan will be required to approve the 1997 Performance Equity Plan.

Abstentions (including broker non-votes) do not count as votes cast.

     Proxies will be solicited primarily by mail, but additional solicitation may be made in person or by telephone by officers or employees of the Company. In addition, the Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, for assistance in soliciting proxies. MacKenzie Partners, Inc. will receive a fee of $7,500 for such assistance together with reimbursement of its out-of-pocket expenses. All solicitation expenses, including all payments to MacKenzie Partners, Inc. and the costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

                         ITEM 1:  ELECTION OF DIRECTORS

     At the meeting, one Class I director is to be elected for a two-year term expiring at the annual meeting in 1999 and four Class II directors are to be elected for three-year terms expiring at the annual meeting in 2000. Members of the Board serve until their successors have been duly elected and qualified or until their earlier resignation or removal. If a vacancy occurs during the term of any director, such vacancy may be filled by the Board for the remainder of the full term. Set forth below are the names of, and certain information with respect to, the persons nominated by the Nominating Committee of the Board for election as directors. Unless otherwise specified, all duly executed proxies will be voted FOR the election of such nominees.

     The persons named in the proxy will be authorized to vote for the five nominees proposed by the Nominating Committee of the Board that are named below, unless such authorization is withheld. Proxies cannot be voted for a greater number of persons than the number of nominees named. To the knowledge of the Board, all of the nominees will be available for service at the date of the meeting. If, for any reason, any of the nominees should become unavailable for election, discretionary authority may be exercised by the persons named in the proxy to vote for substitute nominees proposed by the Nominating Committee of the Board.

     The Company's Regulations provide that the terms of the directors will be staggered with three classes of directors, each class consisting of a number of directors to be determined by resolution of the Board, provided that the total number of directors be no less than nine or more than twelve directors. Currently there are three directors serving in each of the three classes. Messrs. Madigan, Neilan and Pollack are current directors of the Company and their term expires at the annual meeting in 1997 and all three have been nominated for re-election. The Merger Agreement dated August 1, 1996, pursuant to which the Company acquired Lexford Properties, Inc., contains the Company's agreement to cause Patrick M. Holder and Stanley R. Fimberg to be nominated for election as members of the Board at the Company's next annual shareholders meeting, which annual meeting is the subject of this Proxy Statement. Accordingly, the Board has by resolution, increased the number of members of the Board to eleven and designated the additional two directors as Class I and Class II directors, respectively. The Nominating Committee of the Board has nominated Mr. Holder for election as a Class I director and has nominated Mr. Fimberg for election as a Class II director.

NOMINEES FOR DIRECTOR

           CLASS I DIRECTOR TO BE ELECTED AT THE 1997 ANNUAL MEETING

                                 HAS SERVED
                                     AS
                                  DIRECTOR                    PRINCIPAL OCCUPATION
         NAME            AGE       SINCE                    AND BUSINESS EXPERIENCE
------------------------------- ------------    ------------------------------------------------
Patrick M. Holder         49         n/a        Executive Vice President of the Company since
                                                December 20, 1996 and President of Lexford
                                                Properties, Inc., a wholly owned subsidiary of
                                                the Company, since August 1, 1996. Mr. Holder
                                                was President of Lexford Partners, a Texas joint
                                                venture and manager of multi-family properties
                                                (and the predecessor to Lexford Properties,
                                                Inc.) from 1988 to July 31, 1996. Mr. Holder
                                                previously served as President of Brentwood
                                                Properties, a property management firm, from
                                                1987 to 1988.

          CLASS II DIRECTORS TO BE ELECTED AT THE 1997 ANNUAL MEETING

                                 HAS SERVED
                                     AS
                                  DIRECTOR                    PRINCIPAL OCCUPATION
         NAME            AGE       SINCE                    AND BUSINESS EXPERIENCE
------------------------------- ------------    ------------------------------------------------
Joseph E. Madigan         64        1992        A corporate financial consultant, Mr. Madigan
                                                also is a Director of Skyline Chili, Inc., VOCA
                                                Corporation and The Frank Gates Service Company.
                                                Mr. Madigan currently serves as Chairman of the
                                                Company's Board of Directors and served as
                                                Acting Chief Executive Officer of the Company
                                                from June 13, 1995 to December 1, 1995. Mr.
                                                Madigan was Executive Vice President, Chief
                                                Financial Officer and Director of Wendy's
                                                International, Inc. from 1980 through 1987. He
                                                was Treasurer and Vice President of Borden, Inc.
                                                between 1968 and 1980. Mr. Madigan is also a
                                                former Trustee of Excelsior Income Shares, Inc.,
                                                a closed-end income fund, and NCC Funds, a
                                                Cleveland-based closed-end investment fund.
George J. Neilan          61        1992        President of Allstate Development Company, and
                                                has been involved in land acquisition and
                                                development in the Charleston, West Virginia
                                                area since 1982. He also maintains an
                                                intellectual property legal practice in South
                                                Charleston, West Virginia.

Glenn C. Pollack          39        1992        Senior Vice President of Brown, Gibbons, Lang &
                                                Company, L.P., an investment banking firm
                                                located in Cleveland, Ohio, since January 6,
                                                1997. Mr. Pollack served as President of Zeus
                                                Advisors, Inc., a consulting firm located in
                                                Cleveland, Ohio, from November 1994 to December
                                                1996. From September 1989 to October 1994, Mr.
                                                Pollack was Chief Executive Officer of A & W
                                                Foods, Inc., a regional food distributor. Mr.
                                                Pollack was a senior manager in the Corporate
                                                Strategies Group at the Cleveland office of
                                                Price Waterhouse in 1988 and 1989, and served in
                                                a similar capacity from 1984 to 1988 with
                                                Siedmann & Associates, a Cleveland-based
                                                consulting firm.

Stanley R. Fimberg        63         n/a        Managing member of FSC Realty, LLC, a real
                                                estate firm specializing in the ownership of
                                                multi-family properties, since March 1, 1996.
                                                Mr. Fimberg served as President of Fimberg
                                                Realty, Inc., a co-venturer of Lexford
                                                Properties, a Texas joint venture and manager of
                                                multi-family properties and successor to
                                                Brentwood Properties, from 1988 until July 1996.
                                                Mr. Fimberg has devoted his energies solely to
                                                real estate investment activities since 1970.
                                                Prior to that time, Mr. Fimberg served as an
                                                attorney with O'Melveny & Myers and worked in
                                                the office of the Tax Legislative Counsel of the
                                                U.S. Treasury Department in Washington, D.C.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

CONTINUING DIRECTORS

           CLASS III DIRECTORS SERVING UNTIL THE 1998 ANNUAL MEETING

                                 HAS SERVED
                                     AS
                                  DIRECTOR                    PRINCIPAL OCCUPATION
         NAME            AGE       SINCE                    AND BUSINESS EXPERIENCE
------------------------------- ------------    ------------------------------------------------
John B. Bartling, Jr.     39        1995        President and Chief Executive Officer of the
                                                Company since December 1, 1995. From April 1993
                                                until December 1995, Mr. Bartling was a Director
                                                in the Real Estate Products Group of CS First
                                                Boston, an investment banking firm. He was an
                                                executive officer of NHP, Inc., a company
                                                specializing in the development, ownership and
                                                management of real estate assets, from June 1987
                                                to April 1993. In addition, Mr. Bartling served
                                                as Executive Vice President of NHP Real Estate
                                                Corp., NHP Capital Corp. and NHP Servicing Inc.,
                                                wholly owned subsidiaries of NHP, Inc., from
                                                1991 to April 1993.
George R. Oberer, Sr.     69        1992        Chairman of the Board and past President and CEO
                                                of Oberer Development Company since the early
                                                1970s. He was President of the predecessor
                                                corporation, Oberer Construction Company, since
                                                1953. Mr. Oberer is President and CEO of Gold
                                                Key Realty Company. Oberer Development Company
                                                and Gold Key Realty Company are engaged in real
                                                estate development and management, respectively.

Robert J. Weiler          61        1992        A central Ohio real estate developer, Mr. Weiler
                                                joined The Robert Weiler Company in 1957 and has
                                                been Chairman of the Board since 1987. A real
                                                estate consultant since 1970, Mr. Weiler also is
                                                a licensed real estate appraiser and a member of
                                                the Appraisal Institute, having served as
                                                President of the Ohio Chapter. He was a Director
                                                of the National and Ohio Association of Realtors
                                                and is a past President of the Columbus Board of
                                                Realtors. Formerly, he was a Director of Main
                                                Federal, Freedom Federal and Buckeye Federal
                                                Savings & Loan.

            CLASS I DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING

Robert V. Gothier, Sr.    49        1992        President of RVG Management & Development
                                                Company, a manager and developer of residential
                                                and commercial properties, since 1976 and
                                                general partner of Rostan Associates, a real
                                                estate holding company associated with RVG
                                                Management and Development Company, since 1986.
                                                Mr. Gothier also is a member of the Harrisburg
                                                Board of Realtors and the legislative board of
                                                the Pennsylvania Manufactured Home Association.

H. Jeffrey Schwartz       42        1992        Partner in the law firm of Benesch, Friedlander,
                                                Coplan & Aronoff LLP ("BFCA") since 1988 and
                                                Chairman of the firm's Bankruptcy and Commercial
                                                Department. Prior to joining BFCA in 1983, Mr.
                                                Schwartz was a law clerk to the Honorable
                                                William J. O'Neill, United States Bankruptcy
                                                Court for the Northern District of Ohio, from
                                                1982 to 1983 and to the Honorable Joseph T.
                                                Molitoris, United States Bankruptcy Court for
                                                the Northern District of Ohio from 1980 to 1982.
                                                Mr. Schwartz is a faculty member of the
                                                Bankruptcy Litigation Institute, has written
                                                numerous articles on bankruptcy law and is the
                                                former Chairman of the Section of Bankruptcy and
                                                Commercial Law of the Cleveland Bar Association.

Gerald E. Wedren          60        1992        President of Craig Capital Co., a Washington,
                                                D.C.-based merger and acquisition firm, since
                                                1973. Mr. Wedren has been Managing Partner of
                                                Tavern Real Estate Limited Partnership and
                                                Wedren Associates, which own and lease
                                                properties in the Washington and Baltimore area,
                                                since 1988. Mr. Wedren was President of G.E.W.,
                                                Inc., an owner of fast food restaurants, from
                                                1981 to 1988; was of counsel with the Columbus
                                                law firm of Brownfield, Bowen, Bally & Sturtz
                                                from 1973 to 1981; and was Acting Director of
                                                the Department of Commerce and Commissioner of
                                                Securities for the State of Ohio in 1971 and
                                                1972. He is a Director of Marwed Corporation and
                                                Tavern Realty Co.

INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held 11 meetings during 1996. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and all committees on which he served during 1996.

     The Board has established four committees: an Executive Committee, a Nominating Committee, an Audit Committee and a Compensation Committee. The general functions and composition of each Board committee and the number of committee meetings held by each committee during the last fiscal year are set forth below.

  Executive Committee

     The Executive Committee is authorized to exercise all of the powers of the Board, except the power to fill vacancies on the Board or a committee of the Board. The Executive Committee held eight meetings during 1996. The composition of the Executive Committee is as follows:

        Joseph E. Madigan, Chairman
        John B. Bartling, Jr.
        George R. Oberer, Sr.
        H. Jeffrey Schwartz
        Robert J. Weiler

  Nominating Committee

     The Nominating Committee is authorized to make nominations to fill vacancies on the Board or a committee of the Board. The Nominating Committee will consider nominees recommended by shareholders in future years. Such a recommendation will be considered if a timely written notice is submitted to the

Company c/o "Chairman, Nominating Committee" at its principal executive offices. To be timely, a nomination by a shareholder must be received by the Company not less than 60 nor more than 90 calendar days prior to the annual meeting date; provided, however, that in the event the Company has not issued a press release announcing the annual meeting date at least 75 calendar days prior to the annual meeting date, a nomination by a shareholder must be received by the Company not later than ten calendar days following the day on which a public announcement of the annual meeting date is first made. The nomination must include (i) the name and address of the shareholder and the beneficial owner, if any, on whose behalf the nomination is made, (ii) a representation that such shareholder is a shareholder of record entitled to vote at such meeting and intends to nominate the person specified in the nomination at the meeting, (iii) the number of shares of the Company owned beneficially and of record by the shareholder and by the beneficial owner, if any, on whose behalf the nomination is made, (iv) a description of all arrangements or understandings between or among the shareholder, the beneficial owner, if any, the nominee, and any other persons involved with such nomination, (v) such other information regarding each nominee as would be required in the proxy statement and (vi) a written indication of the consent of the proposed nominee. Candidates for nomination as director are considered on the basis of their business, financial and public service experience, and should not represent any particular constituency, but rather the shareholders generally. The nominees should be highly regarded for capability and integrity within their fields or professions. In addition, the activities or associations of the nominees should not constitute conflicts of interest or legal impediments that might preclude service as a Company director. Moreover, nominees must be able, and must have expressed a willingness, to devote the time required to serve effectively as a director and as a member of one or more Board committees.

     The Nominating Committee also reviews the performance of Board members, develops and administers the Board's self-evaluation and other policies and has the authority to establish policies to evaluate the performance of Board members and to prescribe requirements and qualifications for individuals nominated for election to the Board. The Nominating Committee held four meetings during 1996. The composition of the Nominating Committee is as follows:

          H. Jeffrey Schwartz, Chairman
        George J. Neilan
        Gerald E. Wedren

  Audit Committee

     The primary functions of the Audit Committee are to review the services provided by the Company's independent auditors and the independence of such firm from the management of the Company. The Audit Committee also assists the Board in discharging its duties relating to the internal control, accounting and reporting practices of the Company. The Audit Committee also reviews the scope of audits by the Company's independent auditors, the annual financial statements of the Company, the Company's systems of internal accounting controls and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The Audit Committee held two meetings during 1996. The composition of the Audit Committee is as follows:

          Robert V. Gothier, Sr., Chairman
        Glenn C. Pollack
        Robert J. Weiler

  Compensation Committee

     The Compensation Committee is authorized to: (i) administer the Company's various compensation plans; (ii) review and recommend to the Board of Directors compensation levels for executive officers, evaluate executive management's performance; (iii) consider executive management succession and related matters;
(iv) review the Company's benefit plans in which officers and directors of the Company or its affiliates are eligible to participate; (v) periodically review the equity compensation plans of the Company and the grants under such plans;
(iv) carry out the duties of the Compensation Committee contained in stock option plans or other employee benefit plans adopted by the Company; and (vii) approve, take and implement any and all such actions and exercise any and all such additional powers as may be necessary or incidental to any of the foregoing powers. The Compensation Committee held fourteen meetings during 1996. The composition of the Compensation Committee is as follows:

          Glenn C. Pollack, Chairman
        George R. Oberer, Sr.
        Gerald E. Wedren

  Director Compensation

     Each director of the Company who is not an employee of the Company is paid an annual retainer fee of $15,000, plus (a) meeting fees of $1,000 for attendance at each meeting of the Board and (b) $750 for each committee meeting that occurs on a date when the full Board does not meet. Pursuant to the Company's 1992 Incentive Equity Plan, as amended (the "Incentive Equity Plan"), each member of the Board at September 1992 who was not employed by the Company was granted a stock option to purchase shares of the Company's Common Stock representing 0.1875% of the Company's "Total Committed Equity", subject to certain vesting requirements, which was subsequently calculated to be an option to purchase 7,500 shares of the Company's Common Stock for each such director (6,750 shares of which are currently exercisable). The foregoing stock options expire on September 19, 2002. "Total Committed Equity" is defined in the Incentive Equity Plan as the total number of shares of the Company's Common Stock (a) issued upon the allowance of claims (as defined in Section 101(5) of the Bankruptcy Code) pursuant to the Third Amended Plan of Reorganization of the Company and its substantively consolidated subsidiaries (the "Plan of Reorganization") that was confirmed by the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division (the "Bankruptcy Court") on August 26, 1992 and became effective on September 11, 1992 and (b) issued or reserved for issuance under the Incentive Equity Plan as of September 11, 1992. In addition, each incumbent director was granted on November 30, 1995, May 23, 1996, and each "eligible" director will be granted annually on the day after the Company's Annual Meeting of Shareholders, so long as each such eligible director remains a director of the Company, an option to purchase 2,000 shares of the Company's Common Stock with an exercise price equal to the fair market value on the date of the grant, a ten year term from date of grant and a vesting period of the lesser of one year or the period from the date of the grant to the next annual meeting of shareholders. An "eligible" director is a director who is not an employee of the Company and who has served continuously as a director for at least ten months preceding the date of option grant.

     At the Company's annual shareholders meeting held on May 22, 1996, the shareholders approved the Company's Non-Employee Director Restricted Stock Plan (the "Directors Restricted Stock Plan"). Under the terms of the Directors Restricted Stock Plan, each non-employee director of the Company may elect to receive shares of the Company's Common Stock in lieu of cash directors fees otherwise payable to him. The Company has reserved 50,000 shares for issuance under the Directors Restricted Stock Plan and is also authorized to purchase shares of the Company's Common Stock on the open market or in private transactions in order to provide for the payment of shares of the Company's Common Stock to non-employee directors under the Directors Restricted Stock Plan. Each non-employee director who participates in the Directors Restricted Stock Plan receives shares of restricted Common Stock in lieu of cash compensation with the shares paid to such director being valued at a 20% discount from their fair market value on the date of payment. The payment date for such shares is the last business day of each calendar quarter. Shares of restricted Common Stock issued or paid to directors under the Directors Restricted Stock Plan have a restriction period of 3 years. The director may not sell, exchange, transfer, pledge, hypothecate, assign or otherwise dispose of the shares during the restriction period, except by bequest pursuant to a will or by intestacy. All restrictions will lapse and the holder of the restricted Common Stock will be entitled to receipt of the shares following the earliest of
(a) 3 years from the date of the issuance or payment of the restricted Common Stock to the holder; (b) the date of the holder's death or disability; (c) the date the holder, after being nominated by the Board, is not elected by the shareholders in an election for the Board; or (d) the date on which the Board determines that the holder will not be nominated for election to the Board. Shares of the restricted Common Stock will be forfeited to the Company in the event that, during the restriction period, the holder (a) resigns (other than by reason of disability) or is dismissed for cause from the Board during his elected term as a director; (b) declines to stand for an election to the Board after having been nominated by the Board; or (c) sells, exchanges, transfers, pledges, hypothecates, assigns or otherwise attempts to dispose of shares of restricted Common Stock except by bequest pursuant to a will or intestacy. As of the end of the Company's 1996 fiscal year, each non-employee director had elected to participate in the Directors Restricted Stock Plan by electing to receive shares of restricted Common Stock in lieu of a percentage of directors fees otherwise payable in cash, such elective percentages ranging from 25% to 100% of directors fees.

     Subject to the approval of the shareholders at the meeting, each non-employee director will also participate in the Company's 1997 Performance Equity Plan. The Company's 1997 Performance Equity Plan is more fully described in item 4 of this Proxy Statement and the actual text of the 1997 Performance Equity Plan, together with the form of Award Agreement to be entered into between the Company and each person who will participate in such Plan, is attached to this Proxy Statement as Annex B.

                   ITEM 2:  PROPOSAL TO APPROVE AMENDMENT TO
             ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME

     On February 20, 1997, the Board of Directors of the Company adopted, subject to shareholder approval, an amendment of the Company's Restated Articles of Incorporation ("Articles") to change the name of the Company to "Lexford, Inc." The current name of the Company is "Cardinal Realty Services, Inc."

     Cardinal Industries, Inc., predecessor to the Company ("CII"), was founded in 1954. From 1970 until its Chapter 11 bankruptcy filing in May 1989, CII became one of the largest manufacturers of a standardized modular housing product for use in various configurations for several product lines, including single-story multi-family housing, motels and retirement villages. In response to changes in the federal income tax laws taking effect in 1976 that permitted substantial tax shelter opportunities for limited partner investors, CII created one of the nation's largest broker/dealer networks to market interests in limited partnerships formed to acquire, develop and own multi-family residential real estate projects constructed with CII's products. However, the enactment of significant federal income tax law changes in 1986 virtually eliminated the prior tax shelter opportunities for investors in real estate and changed the structure of investment tax credits. These 1986 income tax law changes served as the catalyst for CII's bankruptcy filing. Pursuant to the Findings of Fact, Conclusions of Law and Order Confirming Third Amended Plan of Reorganization of Jay Alix, Chapter 11 Trustee, For Cardinal Industries, Inc. and its Substantively Consolidated Subsidiaries (the "Chapter 11 Bankruptcy Plan of Reorganization") as entered in Case No. 2-89-02779 in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division, on August 26, 1992, CII's name was changed to Cardinal Realty Services, Inc. The "new" company (i.e., the Company) became a publicly held corporation by issuing stock to its creditors and registering the Common Stock under the Securities Exchange Act of 1934 with the Securities and Exchange Commission on June 29, 1993. While over the years the name "Cardinal" achieved a distinctive place in the annals of the manufacturing, ownership and management of multi-family housing in the United States, it is also associated with syndicated real estate limited partnership programs that have lost their appeal and met with general investor disfavor. The name "Cardinal" also conjures the image of a formerly bankrupt company among many industry and investment community participants and observers.

     The Board believes it is appropriate at this time to adopt as the Company's name the name Lexford, Inc. to better associate the Company with its well-respected wholly-owned subsidiary, Lexford Properties, Inc., and positively emphasize the Company's management services business.

     Management believes that the costs associated with the name change will not be material. Virtually no advertising will be required, for example, because most advertising already carries the Lexford name and logo. The Company has already substantially accomplished the integration of its pre-existing management services business with the operations of Lexford Properties, Inc. since the Company's acquisition of Lexford Properties, Inc. in August 1996. At present, substantially all of the Company's management services are conducted under the Lexford name.

     The Company's remaining business, its investment management business, does not require significant media advertising or public relations exposure inasmuch as it relates principally to the Company's ownership of, and investment in, real estate assets and the provision of services to passive limited partner investors with whom the Company has a long established relationship. In turn, the apartment communities in which the Company maintains ownership interests conduct business in their own partnership names. Accordingly, substantial expenses which might otherwise follow a name change by way of signage requirements, et cetera, will not impact the Company.

     Before adopting the Amendment to the Company's Articles, the Board and management solicited input from industry participants and investment banking and other investment community professionals as to the image associated with the name "Cardinal." In addition, management, unfortunately, was often faced with unsolicited negative reaction to the name "Cardinal" from investment industry participants as well as commercial mortgage loan originators and government sponsored, as well as private, participants in the secondary mortgage loan market. It is principally the realization of the images with which these important individuals and entities associated the Company's name that led management and the Board to consider and adopt the proposal to amend the Articles.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES.

                 ITEM 3:  PROPOSAL TO APPROVE THE DISTRIBUTION

     The terms of the Distribution and all related transactions are described in detail in Lexreit's prospectus attached to this Proxy Statement as Annex A (the "Prospectus"). Lexreit has registered the shares of Lexreit Stock (as defined below) which the Company proposes to distribute to the Holders (as defined below) in the Distribution. Holders are urged to carefully review and consider the accompanying Prospectus in detail before voting their shares at the meeting with respect to the proposal to approve the Distribution.

     Lexreit's Registration Statement on Form S-11, as filed with the Securities and Exchange Commission, contains the Prospectus as well as information in addition to the Prospectus, including exhibits consisting, among other things, of all of the legal documents containing the agreements which will govern Lexreit, the Operating Partnership (as defined below), the terms of the Distribution and all related transactions. The discussion of the Distribution contained in this Proxy Statement is qualified in its entirety by reference to the Prospectus and the Registration Statement, each of which is incorporated herein.

GENERAL

     The Board has carefully considered and, following deliberations, discussion and analysis over the course of two meetings of the full Board, has approved, a plan to distribute (the "Distribution") 93% of the shares of issued and outstanding common stock ("Lexreit Stock") of the Company's newly-formed, wholly-owned subsidiary, Lexreit Properties, Inc., an Ohio corporation, formed to operate as a real estate investment trust ("Lexreit"). Subject to shareholder approval, the Distribution will be made on a pro rata basis to all holders of Company Common Stock as of the close of business on [August 4, 1997] (the "Distribution Record Date"). The Distribution will be effective as of the close of business on September 30, 1997 (the "Distribution Date"). Each holder of Company Common Stock on the Distribution Record Date ("Holder") will be entitled to receive one share of Lexreit Stock for each five shares of Company Common Stock held on the Distribution Record Date.

     In the event that any Holder is otherwise entitled to receive a fractional share of Lexreit Stock, such Holder will instead receive a full share of Lexreit Stock in lieu of such fractional share. In addition, the Company will declare a special, one-time cash dividend (the "Cash Dividend") on Company Common Stock in an amount which the Company, based upon its good faith estimate, will project to be one-fourth of the amount taxable to the Holders as a dividend for federal income tax purposes upon receipt of the Lexreit Stock as a result of the Distribution (the "Taxable Dividend Amount"). No assurance can be given, however, that the Company's good faith estimate will in fact, be accurate and the actual taxable dividend that Holders will be deemed to receive for federal income tax purposes as a result of their receipt of the Lexreit Stock may be greater or lesser than the Taxable Dividend Amount.

INITIAL TRANSACTIONS

     Prior to effecting the Distribution, the Company will, and will cause certain of its subsidiaries to, transfer substantially all of the limited partner's or similar interests (the "Interests") in the partnerships or similar entities which own 66 of the total 113 apartment communities wholly-owned by the Company (the "Properties") to Lexreit and Cardinal Properties L.P., an Ohio limited partnership (the "Operating Partnership"), which will be owned by Lexreit as a 60% general partner and by the Company as a 40% limited partner.

     Immediately following its receipt of the Interests, the Company will contribute substantially all of them (with the sole exception of 79% members' interests in two limited liability companies) as a contribution to the capital of the Operating Partnership in exchange for its 60% general partner's interest therein. As consideration for the Company's contribution of the Interests to Lexreit, Lexreit will issue Lexreit Stock (93% of which will be distributed to the Holders in the Distribution) as well as shares of its Class A Senior Preferred Stock to the Company. See Annex A, p. 15, for an organizational chart which diagrams the transactions described above, the effects of the Distribution and the ownership of the Properties following the Distribution.

MANNER OF EFFECTING THE DISTRIBUTION

     On or about the first business day following the Distribution Date, the Company will effect the Distribution by providing for the delivery of certificates for shares of Lexreit Stock and cash sufficient for payment of the Cash Dividend to the Holders to The Fifth Third Bank, as transfer and distribution agent, who will, in turn, mail such certificates together with a check representing each Holder's pro rata share of the Cash Dividend to the Holders of record of Company Common Stock on the Distribution Record Date. As a result of the Distribution, Holders will also become the holders of Lexreit Stock. No action need be taken by any Holders in order to receive certificates for their shares of Lexreit Stock or the Cash Dividend. Holders will not be required to tender their certificates for their shares of Company Common Stock and will continue to hold such Common Stock in the same amounts both before and after the Distribution Record Date and the Distribution.

REASONS FOR THE DISTRIBUTION

     As of the date of this Proxy Statement, the Company, through its affiliates, is engaged in two distinct businesses: the real estate investment business in which it owns and operates the Properties and other apartment communities, and the real estate services business in which it provides fee-based management and other services to multi-family apartment communities and their residents.

     The Company has considered various alternative strategies with respect to its investment in the Properties since the confirmation of the Chapter 11 Bankruptcy Plan of Reorganization in August 1992. During its 1993, 1994 and 1995 fiscal years, the Company explored various opportunities and proposals to sell its interests in the Properties. During these years the Properties were classified as assets held for sale in the Company's financial statements. During fiscal year 1995, the Company reconsidered the various alternatives relating to its investment in the Properties. The Company compared the offers to purchase the Properties it had received as a result of its sales efforts to the Company's opportunities for appreciation and operating cash flow from continuing to hold the Properties. The Company, with the assistance of its professional advisors, also conducted a careful review of the financial accounting analysis associated with each investment strategy. After careful consideration, the Company, through its Board of Directors, determined to retain its investment in the Properties. Commencing January 1, 1996, based upon the Board's decision to retain the Properties for investment, the operations, including a provision for depreciation, of the Properties have been fully consolidated in the Company's Statements of Income. Further, the cash flows of the Properties have been reclassified as Cash Flows Provided by Operating Activities.

     The Company recognized that inclusion of the Properties in its consolidated financial statements would: (i) tend to depress net income (through non-cash items such as depreciation expenses) and, consequently earnings per share, and
(ii) make the Company appear highly leveraged even though the mortgage indebtedness on the Properties is without recourse to the Company (especially in light of the results of the Company's "fresh start" accounting as a result of the Chapter 11 Bankruptcy Plan of Reorganization in 1992, wherein the Company's carrying values for the Properties typically do not exceed the carrying value of associated mortgage indebtedness). Most ratios and like measures used by financial professionals and stock market analysts, as applied to the Company, worsened as a result of the consolidation of the Properties. In addition, the Company believes that inclusion of the Properties' results of operations in its consolidated financial statements tends to make such financial statements unduly complicated and confusing. As stated above, the Company is involved in two separate real estate related businesses, as an investor and as a service provider. The Company believes the inclusion of both businesses in one set of consolidated financial statements tends to obscure the results of each, each of which businesses have traditionally attracted different investor groups and experienced different market valuation methods.

     Accordingly, the Company analyzed pro forma financial statements which accounted for the Properties by the equity method of accounting. After further careful review, consideration and analysis and input from investment bankers, industry analysts, institutional and other large investors and its professional advisors, the Company determined that the Distribution could assist in its efforts to accomplish the following objectives:

          (1) To retain a portion of the economic benefits (both current cash flow and future appreciation) of the Properties for the Company and the Company's shareholders;

          (2) To increase its net income and earnings per share;

          (3) To remove nonrecourse mortgage indebtedness secured by the Properties from the Company's balance sheet;

          (4) To improve its financial ratios (e.g., debt to equity, debt to total market capitalization, operating margins, adjusted earnings before interests, taxes, depreciation and amortization to revenues, return on assets and return on equity);

          (5) To allow each business (i.e., the Company's real estate services business and the Company's real estate investment business) to more appropriately address its specific requirements in a cost effective manner, including capital requirements;

          (6) To enable investors to evaluate each of the two businesses independently and, therefore, better understand and analyze each such business and direct their investments accordingly;

          (7) To provide analysts, investors and lenders with a clear basis on which to evaluate the business and operations of each of the Company and Lexreit;

          (8) To enable the Company to better and more efficiently pursue growth opportunities in its business and to finance such growth through the issuance of capital stock (or other equity securities) of the Company (or an affiliate), or through the proceeds of indebtedness, as applicable; and

          (9) To improve access to capital markets for the Company and decrease the Company's costs of raising capital because separation of the two businesses will enhance the ability of financial markets to appropriately evaluate and value the Company's real estate services business.

The foregoing statements constitute forward-looking statements. Shareholders are cautioned that any such forward-looking statement is not a guarantee of future performance and involves risks and uncertainties. See Annex A for more detailed information regarding these forward-looking statements and risks associated therewith especially the section of Annex A entitled "Risk
Factors -- Forward-Looking Statements."

     After a review of management's analysis and management's summaries of (a) consultations with financial advisors to the Company, and (b) general conversations with industry observers, analysts and significant shareholders, the Board determined that the separation of the Company into two separate, publicly held companies would accomplish several important business objectives and approved the Distribution in principle on February 20, 1997. The Board met again on April 16, 1997 to review the Distribution and related transactions and formally approved the Company's execution and delivery of all agreements incident to the Distribution and all related transactions as well as the Company's performance of the terms of all such agreements and documents, subject to approval of the shareholders.

PLANS FOR OTHER WHOLLY-OWNED PROPERTIES

     As mentioned above, on the date of this Proxy Statement, the Company (in most cases, indirectly through intermediate entities which are wholly owned by the Company) is the 100% equity owner of 113 apartment communities, 66 of which comprise the Properties (collectively, the "Wholly-Owned Properties"). The Company has identified an additional 11 apartment communities, interests in which it may, in its discretion, determine to contribute to Lexreit and the Operating Partnership in consideration of Lexreit's issuance to the Company of additional shares of Lexreit's Class A Senior Preferred Stock on or following the Distribution Date. The contribution of such interests are subject to the consent of mortgage lenders as well as further review and analysis by the Company. The terms of any such future contribution of interests in these additional properties are described in detail in the Prospectus. See "Annex
A -- Certain Transactions; Transactions with CRSI -- Contributions of Additional Interests" and "-- The Formation".

     The Company has determined to market and sell all other Wholly-Owned Properties. The Company will seek to obtain offers and complete the sale of such remaining Wholly-Owned Properties upon the best available terms. The Company is not under any compulsion to sell any such remaining Wholly-Owned Properties as of the date of this Proxy Statement and, therefore, management believes the Company is well positioned to obtain favorable terms of sale.

     Besides the Wholly-Owned Properties, the Company maintains a minority equity ownership interest in an additional 408 apartment communities which are typically owned by syndicated limited partnerships with the Company, or a subsidiary of the Company, as general partner and third party limited partner investors holding the limited partnership interest therein (typically limited partnership interests representing, in the aggregate, an approximate 91% economic interest in each such limited partnership). While the Company has previously announced its intention to market and sell subject to obtaining offers in terms of sale which it deems to be in the best interest of the Company and the limited partners of the limited partnership's owning such apartment communities, none of the operations or cash flows of such apartment communities are included within the Company's consolidated financial statements and as such are not impacted by the proposal to effect the Distribution nor the underlying reasons therefor.

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

     The Distribution and the Cash Dividend will be taxable events. Each Holder will be required to recognize dividend income (to the extent of the Company's current and accumulated earnings and profits) on the receipt of (i) the shares of Lexreit Stock in the Distribution in an amount up to the fair market value of the shares of Lexreit Stock received in the Distribution and (ii) the Cash Dividend up to the amount received. To the extent the amount of the distribution to a Holder exceeds his allocable share of the Company's current or accumulated earnings and profits, such excess will be treated first as a recovery of his basis in his shares of Company Common Stock (which will reduce his basis, if any, in his shares of Company Common Stock) and the remainder as taxable gain. In this regard, although the Company did not have any accumulated earnings and profits as of December 31, 1996, the Company anticipates that it will have sufficient current earnings and profits for its taxable year ending December 31, 1997 to cause the entire values of the Lexreit Stock and Cash Dividend to be taxed as a dividend. Although no assurances can be given, the Company anticipates that the fair market value of a share of Lexreit Stock as of the Distribution Date will be in the $.50-$2.00 range, which represents a range of $.10-$.40 per share of the Company's Common Stock owned by a Holder. The tax basis of the shares of Lexreit Stock received by a Holder in the Distribution will be the fair market value of such shares on the Distribution Date and the holding period for such shares of Lexreit Stock will begin the day after the Distribution Date. Following the completion of the 1997 taxable year, the Company will send Holders a statement (on IRS Form 1099-DIV) as to the Company's belief as to the fair market value of the Lexreit Stock as of the Distribution Date and the portion (up to the full amount) of such fair market value and Cash

Dividend that constitutes a taxable dividend. See "Annex A -- The
Distribution -- Certain Federal Income Tax Consequences of the Distribution."

COMPANY STOCK OPTIONS AND OTHER AWARDS

     As of the date of this Proxy Statement, the Company has outstanding nonqualified stock options to officers, key employees and non-employee directors to purchase an aggregate of 173,897 shares of Company Common Stock. The exercise price for (and, possibly, the number of shares of Company Common Stock underlying) all outstanding stock options will be adjusted following the Distribution based upon the relative market prices of the Company Common Stock and the Lexreit Stock following the Distribution Date and such other matters as the Compensation Committee of the Board may determine, in its discretion, to be fair and equitable. Any such adjustment will be made with reference to the relationship between such market prices and the original exercise price of the options.

     In addition, the Company has outstanding 25,333 shares of restricted Common Stock subject to vesting on the basis of the value of the Company's issued and outstanding capital stock achieving certain market capitalization value levels (see "Executive Officers and Compensation -- Employment Agreements and Termination of Employment" and "-- Long-Term Incentive Plans Table"). The market capitalization vesting targets underlying such restricted stock grants will be similarly adjusted by the Compensation Committee of the Board, in its discretion, following the Distribution. Similarly, pursuant to certain employment agreements between the Company and certain of its executive officers and key employees, (see e.g., "Executive Officers and Compensation -- Employment Agreements and Termination of Employment"), such executive officers and key employees may become entitled to incentive bonus compensation (payable in cash and/or in shares of Company Common Stock or options to purchase shares of Company Common Stock) in the event the Company achieves certain financial performance targets, such as increases in return on equity, increases in the Company's "adjusted earnings before interest, taxes, depreciation and amortization" or in increases in return on investment. Following shareholder approval and consummation of the Distribution, the Compensation Committee of the Board will analyze each such financial performance target forming the basis for incentive compensation awards and will make such adjustments thereto as it, in its discretion, deems fair and equitable.

     All Holders who hold shares of restricted Common Stock on the Distribution Record Date (including Holders of shares of restricted Common Stock which may be granted pursuant to the terms of the 1997 Performance Equity Plan if approved by the shareholders at the annual meeting) will be entitled to receive Lexreit Stock on the same basis as all other Holders on the Distribution Record Date. Any such shares of Lexreit Stock received by such Holders, however, will remain subject to forfeiture on the same terms and conditions as the shares of Company Common Stock on account of which the Lexreit Stock was distributed to such Holder. In addition, with respect to shares of restricted Common Stock granted to former shareholders of Lexford Properties, Inc. in connection with the acquisition of Lexford Properties, Inc., the Cash Dividend and all future dividends declared and paid by the Company, as well as Lexreit, on Company Common Stock and Lexreit Stock, respectively, will be held in escrow for the benefit of the Holder of such restricted Common Stock until all terms and conditions for vesting under the applicable restricted stock grant have been satisfied. With respect to all shares of restricted Common Stock other than those granted in connection with the acquisition of Lexford Properties, Inc., the Cash Dividend and all future dividends declared and paid by the Company, as well as Lexreit, will be contributed to the Executive Deferred Compensation Rabbi Trust (see "-Compensation Committee Report on Executive
Compensation -- Deductibility") and held in such trust for the benefit of the Holder of such restricted Common Stock. The Cash Dividend and all future dividends contributed to the Rabbi Trust will be invested in shares of Company Common Stock and held for the benefit of the Holder of the restricted stock upon which such dividends were declared and paid until such time as the shares with respect to which such dividends are payable become taxable to the individual.

     In the event of forfeiture of any such shares of restricted Common Stock, all affected shares of Company Common Stock will be forfeited to the Company (including shares of Company Common Stock acquired from reinvestment of the Cash Dividend and any other dividends declared and paid on Company Common Stock following the annual meeting). Similarly, all shares of Lexreit Stock received by such Holder in the Distribution on account of the forfeited shares of restricted Company Common Stock will similarly be forfeited to Lexreit together with the proceeds of sale of Company Common Stock acquired through the reinvestment of cash dividends declared and paid on such Lexreit Stock following the Distribution Date.

     As of the date of this Proxy Statement the Company has outstanding currently exercisable stock options for 112,062 shares of Company Common Stock. Any such stock options which may be exercised on or before the Distribution Record Date will be entitled to receive shares of Lexreit Stock pursuant to the Distribution on the same basis as any other issued and outstanding shares of Company Common Stock on the Distribution Record Date. The number of shares of Lexreit Stock registered with the Securities and Exchange Commission and covered by the accompanying Prospectus has been calculated after giving pro forma effect to the exercise of all such currently exercisable stock options. See "Annex
A -- Shares Issued and Outstanding."

SHAREHOLDER APPROVAL

     Although the Company believes that shareholder approval of the Distribution is not required under Ohio law because the Distribution is a dividend for purposes of the Ohio General Corporation Law (Ohio Revised Code Section 1701.33), the Board has made shareholder approval of the Distribution a condition to the Distribution because of the importance of the Distribution to the Company and its shareholders.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a plurality of the votes cast at the meeting on the proposal to approve the Distribution will be required in order to approve the Distribution. Shares represented at the meeting but which abstain from voting upon the proposal to approve the Distribution (including so called broker non-votes) will not count as a vote cast in determining whether or not the proposal to approve the Distribution is, in fact, approved.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE DISTRIBUTION.

           ITEM 4:  PROPOSAL TO APPROVE 1997 PERFORMANCE EQUITY PLAN

     There will be presented to the meeting a proposal to approve the Company's 1997 Performance Equity Plan (the "Performance Plan"). The Performance Plan was developed and approved by the Compensation Committee of the Board of Directors (the "Committee") with the assistance of, and specific input from, an outside independent compensation consultant. The following summary of the Performance Plan is qualified in its entirety by reference to the Performance Plan and the forms of the Award Agreements to be entered into between the Company and each person who will participate in the Plan, copies of each of which are attached to this Proxy Statement as Annex B.

PURPOSE

     The Board of Directors of the Company has adopted the Performance Plan subject to shareholder approval. The Performance Plan is intended to provide and promote a unity of interests with the Company's shareholders by rewarding certain officers of the Company and its wholly owned subsidiary, Lexford Properties, Inc., and Company non-employee directors for attaining performance goals based on earnings growth and enhanced shareholder value.

SHARES GRANTED UNDER THE PERFORMANCE PLAN

     The Performance Plan authorizes the grant of restricted stock awards to certain officers and non-employee directors. A total of 318,000 shares of restricted Company Common Stock are available for grants under the Performance Plan. The Committee will administer the Performance Plan.

     Restricted stock awards under the Performance Plan consist of grants of shares of Company Common Stock subject to forfeiture and other restrictions established by the Committee. Until the restrictions with respect to a restricted stock award lapse, the shares will be held by the Company and may not be sold or otherwise transferred by the recipient of the award.

VESTING OF SHARES UPON ATTAINMENT OF PERFORMANCE GOALS

     Vesting under the Performance Plan occurs only upon attainment of specified performance goals. The Performance Plan has a three year term (1997-1999), with increasing performance goals associated with each year of the term (each "Performance Year"). The performance goals for each Performance Year consist of a share price target and an Adjusted EBITDA (as defined below) target (the "Performance Targets"). Share price is measured with reference to the share price of Company Common Stock, except that, subject to shareholder approval of the Distribution (see "Item 3: Proposal to Approve the Distribution"), after the Distribution share price is measured by the share price of the Company Common Stock plus one-fifth of the share price of the Lexreit Stock (the "Share Price"). Adjusted EBITDA is measured by the amount of the Company's EBITDA (earnings before interest, taxes, depreciation and amortization) determined in accordance with generally accepted accounting principles, with the following adjustments: (1) non-recurring items (including expenses related to the grant or vesting of Awards) are disregarded; (2) the amount is reduced by mortgage interest on the Company's Wholly-Owned Properties; (3) following the Distribution, the amount is determined as if the Distribution and related transactions did not occur; and (4) for properties sold by the Company after December 31, 1996, the net sale proceeds from the sale of any such property is included in the amount by amortizing the proceeds over a five year period together with interest deemed to accrue on the unamortized amount of such proceeds at a rate equal to the Company's cost of capital as the imputed interest rate ("Adjusted EBITDA").

     Vesting of awards associated with each Performance Year occurs at two levels based upon annual growth in either of the Performance Targets: Level I vesting occurs if such annual growth equals or exceeds 12%; and Level II vesting occurs if such annual growth equals or exceeds 18%. Shares of Lexreit Stock distributed with respect to the award shares are subject to the same vesting requirements as the award shares. The awards of Company Common Stock associated with each of the three Performance Years are as follows:

                                                             LEVEL I        LEVEL II
                                                           -----------     -----------
          Mr. Bartling...................................  10,000 Shs.     14,000 Shs.
          Mr. Thompson...................................   7,000 Shs.      9,000 Shs.
          Mr. Koegler....................................   2,000 Shs.      3,500 Shs.
          Mr. Sosh.......................................   2,000 Shs.      3,500 Shs.
          Ms. Souder.....................................   2,000 Shs.      3,500 Shs.
          Each Non-Employee Director.....................   2,000 Shs.      3,500 Shs.

     In the event that an individual (for example, Mr. Fimberg) becomes a non-employee director after May 14, 1997, awards will be made to the individual at the level indicated above for non-employee directors adjusted to reflect the portion of the Performance Years during which the individual did not serve as a director, but only to the extent there are sufficient reserved shares of Company Common Stock (including any such shares forfeited under the Performance Plan) available for such awards. The Committee may make additional awards to officers under the Performance Plan to the extent that there are sufficient reserved shares of Company Common Stock (including any such shares forfeited under the Performance Plan) available for such awards, provided, however, that additional awards to the officers identified above will not be made unless the Committee determines that such additional awards are an appropriate response to a significant increase in the individual's duties and responsibilities to the Company.

     For 1997, growth in the Performance Targets is measured against the initial baseline amounts (the "Initial Baselines") described below. The initial baseline for Adjusted EBITDA equals the Company's Adjusted EBITDA for the year ended December 31, 1996. The initial baseline for Share Price equals the average Share Price over the 20 day period following the Distribution. If there is no reported trading in the Lexreit Stock during such 20 day period, the Lexreit share price will be assumed based upon the taxable value of the dividend of the Lexreit Stock to the Company's shareholders, as reported by the Company for federal income tax purposes. If the Distribution does not occur, the Share Price will equal the share price of Company Common Stock on the date as of which the Performance Plan is approved by the Company's shareholders.

     For the 1998 and 1999 Performance Years, the baselines used in measuring growth are reset at the Level II targets for the preceding year. Accordingly, the growth targets for each of the Performance Years, expressed as a percentage of the Initial Baselines, are as follows:

                                                                       TARGETS AS A
                                                                      PERCENTAGE OF
                                                                       THE INITIAL
                                                                        BASELINES
                                                                   --------------------
                                                                   LEVEL I     LEVEL II
                             PERFORMANCE YEAR                      VESTING     VESTING
          -------------------------------------------------------  -------     --------
               1997..............................................   112.00%      118.00%
               1998..............................................   132.16%      139.24%
               1999..............................................   155.95%      164.30%

     The amount of awards that vest for a Performance Year is determined by comparing average Share Price over the last 20 days of the year and the Adjusted EBITDA for the year with the baselines for the Performance Year. Level I vesting of the awards associated with the Performance Year occurs if either of the Performance Targets for the year exceed the baseline amount by at least 12%. Additional Level II vesting occurs if the baseline is exceeded by at least 18%. In recognition of the cumulative nature of the baselines, vesting at Level I or Level II for a Performance Year results in the vesting of any non-vested shares associated with a prior Performance Year. If, for a Performance Year, the Share Price as of the end of the year or the Adjusted EBITDA for the year exceeds a Performance Target for a subsequent Performance Year, the awards associated with the subsequent Performance Year will vest early, at the level that would otherwise occur in such subsequent year.

     Any awards that remain non-vested after the third Performance Year will be forfeited. If a recipient of an award who is an employee dies, is terminated by the Company or any subsidiary for any reason other than Misconduct (as defined in the Performance Plan), or if the recipient resigns for Good Reason (as defined in the Performance Plan), the recipient will vest in awards based on performance actually achieved for the Performance Year of termination as if the recipient were employed for the full year, otherwise, the remaining non-vested awards will be forfeited. If a non-employee director ceases to be a director for any reason, and if the performance goals are satisfied for such year, the director will vest in shares for such year in the same proportion as the number of days he served as a director during the year bears to the total number of days during the year. The remainder of the shares will be forfeited. Shares of Company Common Stock that are forfeited will be cancelled by the Company. One share of Lexreit Stock will be forfeited for every five shares of Company Common Stock forfeited and such forfeited Lexreit Stock will be returned to Lexreit for cancellation.

     Assuming that all of the awards all vest at Level II for all three Performance Years, the number of shares of Company Common Stock awarded and vested under the Performance Plan would be as follows: (i) for the executive officers of the Company and its subsidiary, Lexford Properties, Inc.: Mr. Bartling -- 72,000, Mr. Thompson -- 48,000, Mr. Koegler -- 16,500, Mr.
Sosh -- 16,500, Ms. Souder -- 16,500; (ii) for the non-employee directors of the
Company: Mr. Madigan -- 16,500, Mr. Neilan -- 16,500, Mr. Weiler -- 16,500, Mr. Gothier -- 16,500, Mr. Pollack -- 16,500, Mr. Schwartz -- 16,500, Mr.
Oberer -- 16,500, Mr. Wedren -- 16,500 and Mr. Fimberg --        ; and (iii) for
all officers and directors as a group --        .

CHANGE IN CONTROL OF THE COMPANY

     In the event of a change in control of the Company (as defined in the Performance Plan), vesting of awards occurs immediately to the extent that the Share Price at the time of the change equals or exceeds the normal targets associated with each year's awards except that, for a change in control occurring in 1997 or 1998, the awards associated with 1999 will fully vest if the Share Price at the time of the change equals or exceeds 110% of the 1998 Level II Share Price target.

CASH PAYMENTS BY THE COMPANY

     The Performance Plan provides that the Company will make a cash payment to any participant who becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") on "excess parachute payments" contingent on a change in control. The amount of the cash payment is determined in a manner designed to put the individual in the same position he or she would have been in had the excise tax not applied. As such, this make-whole cash payment covers the initial excise tax, the additional excise tax on the cash payment and the federal, state and local income taxes on the cash payment. The Company recognizes that this cash payment feature has the effect of adding to the cost of future potential change in control transactions.

DEFERRAL OF COMPANY STOCK INTO THE RABBI TRUST

     Each individual who has received an award of restricted stock may make a written election to defer receipt of such shares when the restrictions lapse (a "Deferral Election"). Shares deferred under this arrangement will be contributed to the Cardinal Realty Services, Inc. Executive Deferred Compensation Rabbi Trust (the "Rabbi Trust") (see "-- Compensation Committee Report on Executive Compensation -- Deductibility") and held in the Rabbi Trust until the executive terminates employment or the non-employee director ceases to be a director. In addition, the Cash Dividend and the Lexreit Stock distributed in connection with the Distribution will be deferred into the Rabbi Trust (whether or not the individual who receives an award makes a Deferral Election) until such time as the Lexreit Stock to which the dividend relates become taxable to the individual. So long as the Common Stock and Lexreit Stock remain in the Rabbi Trust, dividends paid on such stock will also be held in the Rabbi Trust. See "Item 3: Proposal to Approve the Distribution -- Company Stock Options and Other Awards." Also, if Code Section 162(m) would operate to limit the Company's federal income tax deduction resulting in tax liability to the Company with respect to remuneration payable to the recipient of an award, the shares will automatically be deferred into the Rabbi Trust to the extent necessary to avoid such tax liability and held for the benefit of the individual until the year in which the Company would no longer have any tax liability relating to remuneration payable to such individual.

AWARDS NOT SUBJECT TO ASSIGNMENT

     An award will not be transferable, other than by will or the laws of descent and distribution, or in certain circumstances, pursuant to a qualified domestic relations order.

TERM OF THE PERFORMANCE PLAN

     The Performance Plan will terminate after the disposition of shares is completed, either by vesting or by forfeiture, after the first to occur of a change in control, or December 31, 1999.

     The Performance Plan may be amended by the Board of Directors of the Company, provided that no amendment may impair any rights of any holder of an award previously granted under the Performance Plan without the holder's consent.

FEDERAL INCOME TAX CONSEQUENCES

     Generally, an individual to whom a restricted stock award is made under the Performance Plan will recognize ordinary income for federal income tax purposes in an amount equal to the fair market value of the shares of Company Common Stock and Lexreit Stock received at the time the shares first become transferable or are no longer subject to a substantial risk of forfeiture and such amount will generally then be deductible for federal income tax purposes by the Company. However, to the extent awards are deferred into the Rabbi Trust, the recipient will not recognize taxable income and the Company will not be allowed a deduction until the amounts are distributed from the Rabbi Trust. For tax purposes, in addition to other restrictions, the Company Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the participant to suit under the "short swing profit" provisions of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"). Under Section 16, the grant of restricted stock award pursuant to the Performance Plan will generally be exempt from the "short swing profit" provisions only if the Company Common Stock is held at least six months prior to its sale. Therefore, the taxation of a restricted stock award to a person subject to Section 16 will generally be deferred for such six-month period. The vesting of restricted stock is generally exempt for Section 16 purposes.

     Any cash payment received in conjunction with an award of restricted stock under the Performance Plan will be taxed to the recipient as ordinary income at the time he or she receives it, and the Company will generally be entitled, subject to the limitations of Sections 280G and 162(m) of the Code, to a corresponding tax deduction at such time. Under Code Section 280G, the make-whole cash payments made to an individual for the Code Section 4999 excise tax (as described above) would not be deductible to the Company. Section 162(m) of the Code will generally limit to $1.0 million the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Restricted stock awards under the Performance Plan, other than the awards associated with 1997, may qualify as "performance based" compensation exempt from the Section 162(m) limitation; however, the Company does not intend to seek a ruling from the Internal Revenue Service on this issue. If an award of restricted stock to an individual referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of such award will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1.0 million. The Performance Plan contains a deferral mechanism to prevent application of the Section 162(m) deduction limit if the limit would result in federal income tax liability to the Company.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of Company Common Stock issued and outstanding and held by persons other than those persons to whom shares may be issued pursuant to the Performance Plan will be required to approve the Performance Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE PERFORMANCE PLAN.

                      EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS

     In addition to John B. Bartling, Jr., Chief Executive Officer, President and a director of the Company, listed below are the executive officers of the Company as of June 1, 1997. Each executive officer will serve until his or her successor is selected by the Board or until his or her earlier resignation or removal. There are no family relationships among these officers.

                                                       PRINCIPAL OCCUPATION
         NAME            AGE                        DURING THE PAST FIVE YEARS
-------------------------------    ------------------------------------------------------------
Mark D. Thompson          39       Chief Financial Officer and Executive Vice President of the
                                   Company since October 31, 1996. Prior to that time, Mr.
                                   Thompson was Executive Vice President of Corporate
                                   Acquisitions of the Company since April 1, 1996. Mr.
                                   Thompson was a partner in the law firm of McDonald, Hopkins,
                                   Burke & Haber from January 1995 to such time. Prior to that time, Mr. Thompson was an associate and partner in the law firm of Benesch, Friedlander, Coplan & Aronoff LLP from
                                   January 1985 and October 1992, respectively.

                                                       PRINCIPAL OCCUPATION
         NAME            AGE                        DURING THE PAST FIVE YEARS
-------------------------------    ------------------------------------------------------------
Leslie B. Fox             38       Executive Vice President of Investment Management of the
                                   Company since June 1, 1997. Ms. Fox is the former President and Chief Operating Officer of each of Asset Investors
                                   Corporation ("AIC") and Commercial Assets, Inc. ("CAI"),
                                   both publicly traded real estate investment trusts with
                                   combined market capitalization of approximately $128 mil-
                                   lion, from October 1996 through May, 1997. Prior to that
                                   time, Ms. Fox served as Executive Vice President and Chief
                                   Operating Officer of CAI and AIC from February 1995 through
                                   September 1996. From November 1993 through February 1995,
                                   Ms. Fox served as a Vice President of AIC. From November
                                   1993 through February 1995, Ms. Fox was an Executive Vice
                                   President, Chief Investment Officer and Assistant Secretary
                                   of CAI. Ms. Fox served as Senior Vice President of NHP
                                   Capital Corp., a subsidiary of NHP, Inc., from 1991 to 1993 and Vice President of Finance/MIS of NHP Property Management
                                   Inc., a subsidiary of NHP, Inc., from 1987 to 1991.

Paul R. Selid             34       Senior Vice President of the Company since April 15, 1996.
                                   Prior to that time, Mr. Selid was Vice President of
                                   Acquisitions of NHP, Inc. since December 1994. Mr. Selid
                                   also served as Vice President of Asset Management &
                                   Underwriting of NHP, Inc. from September 1992 to December
                                   1994. Mr. Selid previously served as Vice President of
                                   Finance of Hall Financial Group, Inc. from January 1990 to
                                   September 1992.

Michele R. Souder         35       Vice President of the Company since January 16, 1996 and
                                   Chief Financial Officer of Lexford Properties, Inc., a
                                   wholly owned subsidiary of the Company, since November 1,
                                   1996. Prior to that time, Ms. Souder was Director of Audit of the Company since August 1993. From October 1992 to
                                   August 1993, she served as an Associate in the Turnaround
                                   and Crisis Management division of Jay Alix & Associates, a management consulting firm. She previously served in various positions as Portfolio Analyst, Product Manager and Manager of Asset Management of the Company, from July 1987 to
                                   October 1992.

Ronald P. Koegler         44       Vice President and Controller of the Company since December
                                   20, 1996. Mr. Koegler served as Vice President and Treasurer of the Company from January 16, 1996 to December 20, 1996.
                                   Prior to that time, Mr. Koegler was Controller of the
                                   Company since April 1992. He served as Assistant Controller of the Company from October 1989 to April 1992. Mr. Koegler holds a B.S.B.A. degree in accounting from The Ohio State
                                   University, where he graduated Summa Cum Laude.

Michael F. Sosh           35       Vice President and Treasurer of the Company since January 9,
                                   1997. Prior to that time, Mr. Sosh served as Divisional Vice
                                   President and Assistant Treasurer of The Bon-Ton Stores,
                                   Inc. since March 1995. He previously served as Manager of
                                   Financial Planning and Financial Analyst of The Bon-Ton
                                   Stores, Inc. from 1987 to 1995. Mr. Sosh was a banking
                                   officer with Meridian Bancorp, Inc. from 1983 to 1987.

CERTAIN SIGNIFICANT EMPLOYEES

     In addition to the executive officers named above, listed below are certain officers of the Company and its wholly owned subsidiary, Lexford Properties, Inc., as of June 1, 1997. Each officer will serve until his or her successor is selected by the Board or until his or her earlier resignation or removal. There are no family relationships among these officers.

                                                       PRINCIPAL OCCUPATION
         NAME            AGE                        DURING THE PAST FIVE YEARS
-------------------------------    ------------------------------------------------------------
Annette Hoover            68       Vice President of Lexford Properties, Inc., a wholly owned subsidiary of the Company, since August 1, 1996. From 1988 to August 1996, Ms. Hoover was Vice President of Lexford
                                   Partners, a property management firm.
Bruce P. Woodward         45       Vice President of Lexford Properties, Inc., a wholly owned subsidiary of the Company, since August 1, 1996. From 1988 to August 1996, Mr. Woodward was Vice President of Lexford
                                   Partners, a property management firm.

James D. Alexander        47       Vice President of Lexford Properties, Inc., a wholly owned subsidiary of the Company, since August 1, 1996. From
                                   February 1992 to August 1996, Mr. Alexander was Vice
                                   President of Lexford Partners, a property management firm.
                                   From May 1988 to February 1992, Mr. Alexander served as
                                   Executive Vice President and Director of Portfolio
                                   Management at Southwest Savings Bank, where he handled asset management and marketing services for the bank's $3 billion real estate portfolio.

Peggy C. Smith            45       Vice President of the Company since December 20, 1996 and
                                   Vice President of Lexford Properties, Inc., a wholly owned subsidiary of the Company, since August 1, 1996. From 1988 to August 1996, Ms. Smith was Vice President of Lexford
                                   Partners, a property management firm.

Thomas Trubiana           45       Vice President of Lexford Properties, Inc., a wholly owned subsidiary of the Company, since August 1, 1996. Mr.
                                   Trubiana served as Vice President of the Company from 1988 to 1996. Prior to joining the Company, Mr. Trubiana was
                                   Regional Manager and Director of Development with Allen &
                                   O'Hara, Inc., a real estate development and management firm, from 1982 to 1987.

Dain C. Akin              44       Vice President and Acting General Counsel of the Company
                                   since March 18, 1996. From February 1992 to March 1996, Mr.
                                   Akin served as Director of Tax of the Company.

Jeffrey D. Meyer          31       Secretary and Associate General Counsel of the Company since
                                   February 26, 1996. Mr. Meyer was an associate in the law
                                   firm of Benesch, Friedlander, Coplan and Aronoff LLP from
                                   May 1992 to February 1996.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation earned by the Company's Chief Executive Officer during 1996 and the other four most highly compensated executive officers (and two additional individuals for whom disclosure would have been provided but for the fact such individuals were not serving as executive officers at the end of the last completed fiscal year) for services rendered in all capacities to the Company during 1996 as well as 1995 and 1994, where applicable.

                                                                                  LONG-TERM COMPENSATION
                                                                                          AWARDS
                                                 ANNUAL COMPENSATION             -------------------------
                                         -----------------------------------                    SECURITIES
                                                                     OTHER                        UNDER-
                                                                     ANNUAL      RESTRICTED       LYING
                                                                    COMPEN-        STOCK         OPTIONS/       LTIP
           NAME AND                       SALARY      BONUS(ES)      SATION       AWARD(S)         SARS        PAYOUTS
      PRINCIPAL POSITION        YEAR       ($)           ($)          ($)           ($)            (#)           ($)
------------------------------- ----     --------     ---------     --------     ----------     ----------     -------
John B. Bartling, Jr.           1996     $285,000     $171,000 (1)  $503,800(2)   $402,188(3)     20,000(4)      --
Chief Executive Officer         1995     $ 23,750(6)        --      $ 13,250(7)         --            --         --
and President                   1994           --           --            --            --            --         --
Mark D. Thompson                1996     $127,885(8)  $157,491 (9)  $216,635(10)  $136,875(11)    12,500(12)     --
Chief Financial Officer and     1995           --           --            --            --            --         --
Executive Vice President        1994           --           --            --            --            --         --
Paul R. Selid                   1996     $ 86,538(14) $112,500 (15) $137,163(16)        --        12,500(17)     --
Senior Vice President           1995           --           --            --            --            --         --
                                1994           --           --            --            --            --         --
Michele R. Souder               1996     $100,245     $ 45,110 (19)       --            --         2,500(20)     --
Vice President and Chief        1995     $ 77,476     $ 15,037 (22)       --            --            --         --
Financial Officer of            1994     $ 77,025     $  7,500 (23)       --      $ 39,500(24)        --         --
Lexford Properties, Inc.
Ronald P. Koegler               1996     $ 84,492     $ 38,250 (19)       --            --         2,500(25)     --
Vice President and              1995     $ 75,194     $ 15,450 (22)       --            --            --         --
Controller                      1994     $ 71,655     $ 10,100 (23)       --      $ 23,250(27)        --         --
David P. Blackmore              1996     $130,668(28) $ 84,012 (29)       --            --            --         --
Former Chief Financial Officer  1995     $116,730     $117,096 (22)       --            --            --         --
and Executive Vice President    1994     $107,214     $ 76,000 (23)       --      $ 29,868(32)        --         --
Michael F. Carbone              1996     $205,905(33) $102,953 (34)       --            --            --         --
Former Chief Financial Officer  1995     $201,643(36) $155,500 (23) $  6,000(37)        --            --         --
and Vice President              1994     $191,322                   $  6,000(37)  $  6,288(39)        --         --


                                  ALL OTHER
           NAME AND              COMPENSATION
      PRINCIPAL POSITION             ($)
-------------------------------  ------------
John B. Bartling, Jr.              $  7,371(5)
Chief Executive Officer                  --
and President                            --
Mark D. Thompson                   $    934(13)
Chief Financial Officer and              --
Executive Vice President                 --
Paul R. Selid                      $  3,576(18)
Senior Vice President                    --
                                         --
Michele R. Souder                  $  2,600(21)
Vice President and Chief           $  2,140(21)
Financial Officer of               $  1,949(21)
Lexford Properties, Inc.
Ronald P. Koegler                  $  6,218(26)
Vice President and                 $  5,603(26)
Controller                         $  3,860(26)
David P. Blackmore                 $ 20,543(30)
Former Chief Financial Officer     $  3,197(31)
and Executive Vice President       $  3,022(31)
Michael F. Carbone                 $578,138(35)
Former Chief Financial Officer     $  7,314(38)
and Vice President                 $  4,112(38)

---------------

 (1) This amount includes a cash bonus for 1996 paid in 1997 in the amount of $27,862. This amount also includes an award of 6,940 shares of Common Stock as a stock bonus for 1996 granted in 1997. The value of the stock bonus was determined by multiplying the number of shares subject to this award by the closing price of the Common Stock at fiscal year-end, which was $20.625.

 (2) This amount includes an award of 10,000 shares of Common Stock in 1997 pursuant to the terms of Mr. Bartling's Employment Agreement with the Company, which stated that Mr. Bartling would receive one share of Common Stock for each share of Common Stock purchased by him, up to a maximum of 10,000 shares. The value of 5,000 shares subject to this award was determined by multiplying such shares by the closing price of the Common Stock on June 10, 1996, the date of his matching purchase, which was $19.875. In addition, pursuant to an amendment to Mr. Bartling's Employment Agreement, Mr. Bartling elected to cause the Company to issue shares of Common Stock to the Trustee (as defined below) for his benefit in lieu of cash bonus compensation otherwise payable to him on account of the Company's 1996 fiscal year. The shares of Common Stock were issued based on a valuation of $20.625 per share, being the closing price of the Common Stock on December 31, 1996. The shares issued to the Trustee for the benefit of Mr. Bartling pursuant to this election qualified as shares purchased for the grant of matching stock and accordingly the value of these 5,000 shares of matching stock was determined by multiplying such shares by the closing price of the Common Stock on December 31, 1996, the date applicable to such qualified matching purchase, which was $20.625. Mr. Bartling elected to defer receipt of the shares subject to each of the foregoing awards and, accordingly, said shares were issued to The Provident Bank, a state chartered bank, as trustee ("Trustee") of the Cardinal Realty Services, Inc. Executive Deferred Compensation Rabbi Trust for Mr. Bartling's benefit. This amount also includes (a) payments of $12,500 per month from January 1, 1996 to November 30, 1996 for Mr. Bartling's relocation and temporary living expenses, as well as a payment of $154,800 to compensate Mr. Bartling for any taxes relating to such monthly payments, and (b) a car allowance of $750 per month.

 (3) Mr. Bartling received an award of 22,500 shares of restricted Common Stock on April 5, 1996, one-third of which vest on the third, fourth and fifth anniversaries of such date. Mr. Bartling elected to defer receipt of these shares, which were issued to the Trustee for Mr. Bartling's benefit. The value of this award was determined by multiplying the number of shares subject to this grant by the closing price of the Common Stock on April 5, 1996, $17.875. The value of this award at the end of the 1996 fiscal year was $464,063 based on the fiscal year-end price of $20.625 per share. The Trustee is entitled to receive dividends, if paid, on this restricted Common Stock to be held for Mr. Bartling's benefit and remaining subject to forfeiture until such stock vests.

 (4) Mr. Bartling received an option to purchase 20,000 shares of Common Stock at $17.875 per share on April 5, 1996, one-fourth of which options vest on the second, third, fourth and fifth anniversaries of the date of grant.

 (5) Includes the Company's payment of a premium in the amount of $1,190 for a term life insurance policy with a death benefit of $2,000,000 and the Company's portion of the cost of group term life insurance, health insurance and disability insurance paid on behalf of Mr. Bartling in the aggregate amount of $6,181.

 (6) Salary for the period from December 1, 1995, when Mr. Bartling commenced his employment with the Company, to December 31, 1995.

 (7) Includes a payment of $12,500, which sum was required to be paid monthly from December 1, 1995 to November 30, 1996 for Mr. Bartling's relocation and temporary living expenses, and (b) a car allowance of $750 for the month of December, 1995.

 (8) Salary for the period from April 1, 1996, when Mr. Thompson commenced his employment with the Company, to December 31, 1996.

 (9) This amount includes a cash bonus for 1996 paid in 1997 in the amount of $27,203. This amount also includes an award of 6,317 shares of Common Stock issued to the Trustee for Mr. Thompson's benefit as a stock bonus for 1996 granted in 1997. The value of the stock award was determined by multiplying the number of shares subject to this grant by the closing price of the Common Stock at fiscal year-end, which was $20.625.

(10) Includes an award of 5,000 shares of Common Stock in 1997 pursuant to the terms of Mr. Thompson's Employment Agreement with the Company, which stated that Mr. Thompson would receive one share of Common Stock for each share of Common Stock purchased by him, up to a maximum of 5,000 shares. The value of 2,500 shares subject to this award was determined by multiplying such shares by the closing price of the Common Stock on June 10, 1996, the date of his matching purchase, which was $19.875. In addition, pursuant to an amendment to Mr. Thompson's Employment Agreement, Mr. Thompson elected to cause the Company to issue shares of Common Stock to the Trustee for his benefit in lieu of cash bonus compensation otherwise payable to him on account of the Company's 1996 fiscal year. The shares of Common Stock were issued based on a valuation of $20.625 per share, being the closing price of the Common Stock on December 31, 1996. The shares issued to the Trustee for Mr. Thompson's benefit pursuant to this election qualified as shares purchased for the grant of matching stock and accordingly the value of these 2,500 shares of matching stock was determined by multiplying such shares by the closing price of the Common Stock on December 31, 1996, the date applicable to such qualified matching purchase, which was $20.625. This amount also includes a relocation bonus of $60,000 paid in 1997 for moving his principal residence to Columbus, Ohio, as well as payment of $55,385 to compensate Mr. Thompson for any taxes relating to such relocation bonus.

(11) Mr. Thompson received an award of 7,500 shares of restricted Common Stock on April 15, 1996, one-third of which vests on the third, fourth and fifth anniversaries of such date. Mr. Thompson elected to defer receipt of these shares, which were issued to the Trustee for Mr. Thompson's benefit. The value of this award was determined by multiplying the number of shares subject to this grant by the closing price of the Common Stock on April 15, 1996, $18.25. The value of this award at the end of the 1996 fiscal year was $154,688 based on the fiscal year-end price of $20.625 per share. The Trustee is entitled to receive dividends, if paid, on this restricted Common Stock to be held for Mr. Thompson's benefit and remain subject to forfeiture until such stock vests.

(12) Mr. Thompson received an option to purchase 12,500 shares of Common Stock at $17.625 per share on April 1, 1996, one-fifth of which vest options on the first, second, third, fourth and fifth anniversaries of the date of grant.

(13) Includes the Company's portion of the cost of group term life insurance and disability insurance paid on behalf of Mr. Thompson in the aggregate amount of $934.

(14) Salary for the period from April 15, 1996, when Mr. Selid commenced his employment with the Company, to December 31, 1996.

(15) This amount includes a cash bonus for 1996 paid in 1997 in the amount of $27,484. This amount also includes an award of 4,122 shares of Common Stock issued to the Trustee for Mr. Selid's benefit as a stock bonus for 1996 granted in 1997. The value of the stock bonus was determined by multiplying the number of shares subject to this grant by the closing price of the Common Stock at fiscal year-end, which was $20.625.

(16) This amount includes an award of 2,500 shares of Common Stock in 1997 pursuant to the terms of Mr. Selid's Employment Agreement with the Company, which stated that Mr. Selid would receive one share of Common Stock for each share of Common Stock purchased by him, up to a maximum of 2,500 shares. The value of 1,250 shares subject to this award was determined by multiplying such shares by the closing price of the Common Stock on June 10, 1996, the date of his matching purchase, which was $19.875. In addition, pursuant to an amendment to Mr. Selid's Employment Agreement, Mr. Selid elected to cause the Company to issue shares of Common Stock to the Trustee for his benefit in lieu of cash bonus compensation otherwise payable to him on account of the Company's 1996 fiscal year. The shares of Common Stock were issued based on a valuation of $20.625 per share, being the closing price of the Common Stock on December 31, 1996. The shares issued to the Trustee for Mr. Selid's benefit pursuant to this election qualified as shares purchased for the grant of matching stock and accordingly the value of these 1,250 shares of matching stock was determined by multiplying such shares by the closing price of the Common Stock on December 31, 1996, the date applicable to such qualified matching purchase, which was $20.625. This amount also includes payments aggregating $45,000 pursuant to the terms of Mr. Selid's Employment Agreement, all of which sums were paid to Mr. Selid during 1996 for Mr. Selid's relocation and temporary living expenses, as well as a payment of $41,538 to compensate Mr. Selid for income taxes relating to such payments.

(17) Mr. Selid received an option to purchase 12,500 shares of Common Stock at $18.25 per share on April 15, 1996, one-fifth of which options vest on the first, second, third, fourth and fifth anniversaries of the date of grant.

(18) Includes the Company's portion of the cost of group term life insurance, health insurance and disability insurance paid on behalf of Mr. Selid in the aggregate amount of $3,576.

(19) Cash bonus for 1996 paid in 1997.

(20) Ms. Souder received an option to purchase 2,500 shares of Common Stock at $19.25 per share on June 27, 1996, one-third of which options vest on the first, second and third anniversaries of the date of grant.

(21) Includes the Company's portion of the cost of group term life insurance, health insurance and disability insurance paid on behalf of Ms. Souder.

(22) Cash bonus for 1995 paid in 1996.

(23) Cash bonus for 1994 paid in 1995.

(24) Ms. Souder received an award of 3,000 shares of restricted Common Stock on February 24, 1994, one-third of which vested on the first, second and third anniversaries of such date. The value of this award was determined by multiplying the number of shares subject to this grant by $8.00 being the bid price of the Common Stock in the Over The Counter market on February 24, 1994. Ms. Souder also received an award of 1,000 shares of restricted Common Stock on October 11, 1994, one-third of which vested on the first, second and third anniversaries of such date. The value of this award was determined by multiplying the number of shares subject to this grant by $15.50 being the bid price of the Common Stock in the Over The Counter market on October 11, 1994.

(25) Mr. Koegler received an option to purchase 2,500 shares of Common Stock at $19.25 per share on June 27, 1996, one-third of which options vest on the first, second and third anniversaries of the date of grant.

(26) Includes the Company's portion of the cost of group term life insurance, health insurance and disability insurance paid on behalf of Mr. Koegler.

(27) Mr. Koegler received an award of 1,500 shares of restricted Common Stock on October 11, 1994, one-third of which vested on the first, second and third anniversaries of such date. The value of this award was determined by multiplying the number of shares subject to this grant by $15.50 being the bid price of the Common Stock in the Over The Counter market on October 11, 1994.

(28) Salary for the period from January 1, 1996 to October 31, 1996, the effective date of Mr. Blackmore's resignation.

(29) This amount includes a cash bonus for 1996 paid in 1997 in the amount of $37,338. This amount also includes an award of 2,263 shares of Common Stock as a stock bonus for 1996 granted in 1997. The value of the stock bonus was determined by multiplying the number of shares subject to this grant by the closing price of the Common Stock at fiscal year-end, which was $20.625.

(30) Includes the Company's portion of the cost of group term life insurance, health insurance and disability insurance paid on behalf of Mr. Blackmore and the Company's matching contribution, in the form of the Company's Common Stock, made pursuant to Mr. Blackmore's contribution in the Company's 401(k) Savings Plan in the aggregate amount of $3,238. This amount also includes $17,305 paid to Mr. Blackmore in 1996 pursuant to the terms of Mr. Blackmore's Severance Agreement and Mutual Release and Consulting Agreement with the Company (See "-- Employment Agreements and Termination of Employment -- Termination of Employment of Certain Executive Officers").

(31) Includes the Company's portion of the cost of group term life insurance, health insurance and disability insurance paid on behalf of Mr. Blackmore and the Company's matching contribution, in the form of the Company's Common Stock, made pursuant to Mr. Blackmore's contribution in the Company's 401(k) Savings Plan.

(32) Mr. Blackmore received an award of deferred Common Stock equal to 0.19% of the Company's Total Committed Equity. The value of the award was estimated based on (a) a projection as to the number of shares of Common Stock that management believed would be issued pursuant to the Plan of Reorganization and (b) a per share valuation of the Common Stock based on the estimated value of the Common Stock of $3.93 per share, the value upon which issuance of the Deferred Stock was contingent at the date of grant. Mr. Blackmore received approximately 7,600 shares of Deferred Stock. Mr. Blackmore is fully vested in the Deferred Stock. In the event the Company were to declare a dividend on its Common Stock, the dividend would be paid on the Deferred Stock awarded to Mr. Blackmore.

(33) See "-- Employment Agreements and Termination of Employment -- Termination of Employment of Certain Executive Officers".

(34) Cash bonus for 1996 paid in 1997. See "-- Employment Agreements and Termination of Employment -- Termination of Employment of Certain Executive Officers".

(35) Includes the Company's portion of the cost of group term life insurance, health insurance and disability insurance paid on behalf of Mr. Carbone. This amount also includes severance payments of $427,953 and consulting fees of $150,000 (See "-- Employment Agreements and Termination of Employment -- Termination of Employment of Certain Executive Officers").

(36) See "-- Employment Agreements and Termination of Employment -- Termination of Employment of Certain Executive Officers".

(37) Includes car allowance of $500 per month.

(38) Includes the Company's portion of the cost of group term life insurance, health insurance and disability insurance. Also includes the Company's matching contribution, in the form of the Company's Common Stock, made pursuant to Mr. Carbone's participation in the Company's 401(k) Savings Plan.

(39) Mr. Carbone received an award of deferred Common Stock equal to 0.04% of the Company's Total Committed Equity. The value of the award was estimated based on (a) a projection as to the number of shares of Common Stock that management believed would be issued pursuant to the Plan of Reorganization and (b) a per share valuation of the Common Stock based on the estimated value of the Common Stock of $3.93 per share, the value upon which issuance of the Deferred Stock was contingent at the date of grant. Mr. Carbone received approximately 1,600 shares of Deferred Stock. Mr. Carbone is fully vested in the Deferred Stock. In the event the Company were to declare a dividend on its Common Stock, the dividend would be paid on the Deferred Stock awarded to Mr. Carbone.

STOCK OPTIONS GRANTS TABLE

     The following table sets forth the information noted for all grants of stock options to each of the executive officers named in the Summary Compensation Table during 1996:

                                      INDIVIDUAL GRANTS                                              POTENTIAL
---------------------------------------------------------------------------------------------   REALIZABLE VALUE AT
                                         NUMBER OF                                                ASSUMED ANNUAL
                                         SECURITIES   PERCENT OF                                  RATES OF STOCK
                                         UNDERLYING  TOTAL OPTIONS                              PRICE APPRECIATION
                                          OPTIONS     GRANTED TO     EXERCISE OF                  FOR OPTION TERM
                                          GRANTED    EMPLOYEES IN    BASE PRICE    EXPIRATION   -------------------
                 NAME                       (#)       FISCAL YEAR      ($/SH)         DATE       5% ($)    10% ($)
---------------------------------------  ---------   -------------   -----------   ----------   --------   --------
John B. Bartling, Jr.,
  Chief Executive Officer
  and President........................    20,000(1)       33%         $17.875        4/5/06    $224,830   $569,763
Mark D. Thompson,
  Chief Financial Officer
  and Executive Vice
  President............................    12,500(2)       21%         $17.625        4/1/06    $138,553   $351,121
Paul R. Selid,
  Senior Vice President................    12,500(3)       21%         $ 18.25       4/15/06    $143,467   $363,572
Michele R. Souder,
  Vice President.......................     2,500(4)        4%         $ 19.25       6/27/06    $ 30,266   $ 76,699
Ronald P. Koegler,
  Vice President and
  Controller...........................     2,500(5)        4%         $ 19.25       6/27/06    $ 30,266   $ 76,699
David P. Blackmore,
  Former Chief Financial
  Officer and Executive
  Vice President.......................        --          --               --            --          --         --
Michael F. Carbone,
  Former Chief Financial
  Officer and Vice
  President............................        --          --               --            --          --         --

---------------

(1) Mr. Bartling received an option to purchase 20,000 shares of Common Stock with an exercise price of $17.875 per share on April 5, 1996, one-fourth of which options vest on the second, third, fourth and fifth anniversaries of the date of grant.

(2) Mr. Thompson received an option to purchase 12,500 shares of Common Stock with an exercise price of $17.625 per share on April 1, 1996, one-fifth of which options vest on the first, second, third, fourth and fifth anniversaries of the date of grant.

(3) Mr. Selid received an option to purchase 12,500 shares of Common Stock with an exercise price of $18.25 per share on April 15, 1996, one-fifth of which options vest on the first, second, third, fourth and fifth anniversaries of the date of grant.

(4) Ms. Souder received an option to purchase 2,500 shares of Common Stock with an exercise price of $19.25 per share on June 27, 1996, one-third of which options vest on the first, second and third anniversaries of the date of grant.

(5) Mr. Koegler received an option to purchase 2,500 shares of Common Stock with an exercise price of $19.25 per share on June 27, 1996, one-third of which options vest on the first, second and third anniversaries of the date of grant.

STOCK OPTIONS VALUE TABLE

     The following table sets forth the fiscal year-end value of unexercised stock options for each of the executive officers named in the Summary Compensation Table for the 1996 fiscal year.

                                                                    SECURITIES                  VALUE OF
                                                                    UNDERLYING                UNEXERCISED
                                                                    UNEXERCISED               IN-THE-MONEY
                                                                    OPTIONS AT                 OPTIONS AT
                                       SHARES                     FISCAL YEAR-END           FISCAL YEAR-END
                                     ACQUIRED ON    VALUE               (#)                       ($)
                                      EXERCISE     REALIZED        EXERCISABLE/               EXERCISABLE/
                NAME                     (#)         ($)           UNEXERCISABLE            UNEXERCISABLE(1)
------------------------------------------------   --------   -----------------------   ------------------------
John B. Bartling, Jr., Chief
  Executive                                                       0 Exercisable/            N/A Exercisable/
  Officer and President..............         0          0    20,000 Unexercisable(1)   $55,000 Unexercisable(2)
Mark D. Thompson, Chief Financial                                 0 Exercisable/            N/A Exercisable/
  Officer and Executive Vice
    President........................         0          0    12,500 Unexercisable(3)   $37,500 Unexercisable(4)
Paul R. Selid,                                                    0 Exercisable/            N/A Exercisable/
  Senior Vice President..............         0          0    12,500 Unexercisable(5)   $29,688 Unexercisable(6)
Michele R. Souder                                                 0 Exercisable/            N/A Exercisable/
  Vice President.....................         0          0    2,500 Unexercisable(7)    $3,438 Unexercisable(8)
Ronald P. Koegler                                                 0 Exercisable/            N/A Exercisable/
  Vice President and Controller......         0          0    2,500 Unexercisable(9)    $3,438 Unexercisable(10)
David P. Blackmore, Former Chief
  Financial Officer and Executive
  Vice
  President..........................     4,378    $78,804 (11)           N/A                     N/A
Michael F. Carbone, Former Chief
  Financial Officer..................         0          0              N/A                       N/A

---------------
 (1) Mr. Bartling received an option to purchase 20,000 shares of Common Stock with an exercise price of $17.875 per share on April 5, 1996, one-fourth of which options vest on the second, third, fourth and fifth anniversaries of the date of grant.

 (2) The value of the stock option was calculated by multiplying the number of underlying securities by the difference between (a) $20.625 per share being the closing price of the Common Stock at fiscal year-end on the Nasdaq National Market tier of the Nasdaq Stock Market(sm), and (b) the exercise price of the option, $17.875 per share.

 (3) Mr. Thompson received an option to purchase 12,500 shares of Common Stock with an exercise price of $17.625 per share on April 1, 1996, one-fifth of which options vest on the first, second, third, fourth and fifth anniversaries of the date of grant.

 (4) The value of the stock option was calculated by multiplying the number of underlying securities by the difference between (a) $20.625 per share being the closing price of the Common Stock at fiscal year-end on the Nasdaq National Market tier of the Nasdaq Stock Market(sm), and (b) the exercise price of the options, $17.625 per share.

 (5) Mr. Selid received an option to purchase 12,500 shares of Common Stock with an exercise price of $18.25 per share on April 15, 1996, one-fifth of which options vest on the first, second, third, fourth and fifth anniversaries of the date of grant.

 (6) The value of the stock option was calculated by multiplying the number of underlying securities by the difference between (a) $20.625 per share being the closing price of the Common Stock at fiscal year-end on the Nasdaq National Market tier of the Nasdaq Stock Market(sm), and (b) the exercise price of the options, $18.25 per share.

 (7) Ms. Souder received an option to purchase 2,500 shares of Common Stock with an exercise price of $19.25 per share on June 27, 1996, one-third of which options vest on the first, second and third anniversaries of the date of grant.

 (8) The value of the stock option was calculated by multiplying the number of underlying securities by the difference between (a) $20.625 per share being the closing price of the Common Stock at fiscal year-end on the Nasdaq National Market tier of the Nasdaq Stock Market(sm), and (b) the exercise price of the option, $19.25 per share.

 (9) Mr. Koegler received an option to purchase 2,500 shares of Common Stock with an exercise price of $19.25 per share on June 27, 1996, one-third of which vest on the first, second and third anniversaries of the date of grant.

(10) The value of the stock option was calculated by multiplying the number of underlying securities by the difference between (a) $20.625 per share being the closing price of the Common Stock at fiscal year-end on the Nasdaq National Market tier of the Nasdaq Stock Market(sm), and (b) the exercise price of the option, $19.25 per share.

(11) On September 11, 1992, Mr. Blackmore was granted a stock option to purchase 4,378 shares of Common Stock with an exercise price of $1.42 per share. On October 23, 1996, Mr. Blackmore exercised his option to purchase such shares. The value of this exercise was determined by multiplying the number of shares subject to this stock option by $19.88, being the closing price of the Common Stock on October 23, 1996.

LONG-TERM INCENTIVE PLANS TABLE

     The following table sets forth the information noted for all long-term incentive plans awards granted to each of the executive officers named in the Summary Compensation Table during 1996:

                                               PERFORMANCE
                                                OR OTHER                  ESTIMATED FUTURE PAYOUTS
                                                 PERIOD              UNDER NON-STOCK PRICE-BASED PLANS
                                                  UNTIL       ------------------------------------------------
                                  NUMBER OF    MATURATION     THRESHOLD          TARGET             MAXIMUM
              NAME                SHARES(#)     OR PAYOUT     ($ OR #)          ($ OR #)           ($ OR #)
--------------------------------  ---------    -----------    ---------     ----------------     -------------
John B. Bartling, Jr............    20,000(1)      (1)        0 Shares (1)  6,667, 13,333 or     20,000 Shares(1)
Chief Executive Officer and                                                    20,000 Shares(1)
President
Mark D. Thompson................     9,000(2)      (2)        0 Shares (2)    3,000, 6000 or      9,000 Shares(2)
Chief Financial Officer and                                                     9,000 Shares(2)
Executive Vice President
Paul R. Selid...................     9,000(2)      (2)        0 Shares (2)    3,000, 6000 or      9,000 Shares(2)
Senior Vice President                                                           9,000 Shares(2)
Michele R. Souder...............        --         N/A             N/A                   N/A               N/A
Vice President
Ron Koegler.....................        --         N/A             N/A                   N/A               N/A
Vice President and Controller
David P. Blackmore..............        --         N/A             N/A                   N/A               N/A
Former Chief Financial Officer
and Executive Vice President
Michael F. Carbone..............        --         N/A             N/A                   N/A               N/A
Former Chief Financial Officer
and Vice President

---------------

(1) Mr. Bartling received an award of the right to receive 20,000 deferred shares of Common Stock on April 5, 1996, providing that so long as Mr. Bartling remains in the employ of the Company, one-third of such shares will be earned and will be issued when the average number of issued and outstanding shares of Common Stock over ten consecutive trading days multiplied by the average closing price of the Common Stock on the Nasdaq National Market tier of the Nasdaq Stock Market(SM) over such period (or if the Common Stock is not listed or admitted to trading on such exchange, the principal securities exchange on which the Common Stock is listed or admitted to trading) plus the liquidation value of all issued and outstanding preferred stock of the Company ("Market Capitalization"), exceeds $90 million, one-third of which shall vest when the Market Capitalization exceeds $120 million, and the final one-third of which shall vest when the Market Capitalization exceeds $150 million. The terms of the deferred share awards provide for acceleration upon a change of control of the Company or the termination of Mr. Bartling's employment other than for cause. The shares, if earned, will be contributed to the Cardinal Realty Services, Inc. Executive Deferred Compensation Rabbi Trust. As of April 10, 1997, one-third of such shares (6,667 shares) have been earned.

(2) Mr. Thompson and Mr. Selid each received an award of the right to receive 9,000 deferred shares of Common Stock on April 15, 1996, providing that so long as Mr. Thompson and Mr. Selid remain in the employ of the Company one-third of such shares will be earned and will be issued when the average number of issued and outstanding shares of Common Stock over 90 consecutive trading days multiplied by the average closing price of the Common Stock on the Nasdaq National Market tier of the Nasdaq Stock Market(SM) over such period (or if the Common Stock is not listed or admitted to trading on such exchange, the principal securities exchange on which the Common Stock is listed or admitted to trading) plus the liquidation value of all issued and outstanding preferred stock of the Company ("Market Capitalization"), exceeds $90 million, one-third of which shall vest when the Market Capitalization exceeds $120 million, and the final one-third of which shall vest when the Market Capitalization exceeds $150 million. The terms of the deferred share awards provide for acceleration upon a change of control of the Company or the termination of Mr. Thompson's and Mr. Selid's employment other than for cause. The shares, if earned, will be contributed to the Cardinal Realty Services, Inc. Executive Deferred Compensation Rabbi Trust. As of April 10, 1997, one-third of the shares (3,000 shares in the case of each of Messrs. Thompson and Selid) have been earned.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

  John B. Bartling, Jr. Employment Agreement

     The Company and Mr. Bartling entered into an employment agreement, dated as of December 1, 1995 (the "Bartling Employment Agreement") for an original term through December 31, 1998 and an annual base salary of $285,000 ("Bartling's Base Salary"), plus an annual cash bonus of 2% of Bartling's Base Salary for each 1% increase in the Company's recurring earnings before interest (other than interest paid on mortgage loans secured by the Company's Wholly Owned Properties), taxes, depreciation and amortization determined in accordance with generally accepted accounting principles without regard to extraordinary gains or losses ("Adjusted EBITDA") from the previous fiscal year's Adjusted EBITDA, limited to 60% of Bartling's Base Salary.

     Under the terms of the Bartling Employment Agreement, the Company granted Mr. Bartling (i) 22,500 shares of Restricted Stock (see footnote 3 of the Summary Compensation Table), (ii) the right to receive up to 20,000 deferred shares of Restricted Stock (see footnote 1 of the Long-Term Incentive Plans Table), (iii) one share of the Company's Common Stock, at no additional cost to him, for each share of the Company's Common Stock purchased by Mr. Bartling in 1996 up to a maximum of 10,000 shares (the "Bartling Matching Shares"), and (iv) options to purchase 20,000 shares of the Company's Common Stock (see footnote 1 of the Stock Options Grants Table).

     The Bartling Employment Agreement was amended effective as of December 20, 1996 to provide that Mr. Bartling could elect to receive shares of the Company's Common Stock in lieu of his cash bonus earned in 1996. Shares of Common Stock made subject to such election would be valued at the December 31, 1996 closing price for the Company's Common Stock. Such amendment further provided that any such shares which Mr. Bartling might elect to receive in lieu of his cash bonus earned for 1996 would qualify for the grant of the 5,000 Bartling Matching Shares not yet awarded to Mr. Bartling as of such date. In March, 1997, Mr. Bartling elected to receive 6,940 shares in lieu of a portion of his 1996 cash bonus (see footnote 1 of the Summary Compensation Table). Accordingly, pursuant to Mr. Bartling's election, Mr. Bartling was entitled to receive the balance of the 5,000 Bartling Matching Shares not yet awarded to him as of such date.

     Upon termination of Mr. Bartling's employment without cause, Mr. Bartling would be entitled to receive: (i) any of Bartling's Base Salary, and any other benefits due him under the Bartling Employment Agreement, payable for the remaining period of the original term or any extension thereof; (ii) the cash bonus, if any, applicable to the fiscal year in which such termination without cause occurs; and (iii) all of the shares of Restricted Stock, all shares of deferred Common Stock (whether or not any of the Market Capitalization targets are then met) and stock options, fully vested, and otherwise free of any forfeiture provisions or other restrictions imposed under the documents evidencing such awards, except for any restrictions or limitations imposed by applicable state and federal securities laws and regulations.

     Furthermore, in the event the Company's Market Capitalization exceeds $150 million or there is a change in control of the Company, the vesting of all Restricted Stock and stock options awarded to Mr. Bartling will be accelerated.

     The Bartling Employment Agreement and related Award Agreements were amended to permit Mr. Bartling to defer the receipt of all shares of the Company's Common Stock which would otherwise be payable to him under the terms of the Bartling Employment Agreement and the related Award Agreements. Pursuant to these amendments made in conjunction with the adoption of the Cardinal Realty Services, Inc. Executive Deferred Compensation Plan, all such shares of Common Stock have been or will be issued for the benefit of Mr. Bartling to the Trustee.

     The Bartling Employment Agreement has been further amended effective as of January 1, 1997 to increase Mr. Bartling's base salary to $340,000; $298,750 of which is payable in cash and the balance is payable in the form of 2,000 shares of the Company's Common Stock (valued at $20.625 per share, being the closing price of the Company's Common Stock on December 31, 1996) issuable to the Trustee for Mr. Bartling's benefit.

  Mark D. Thompson Employment Agreement

     The Company and Mr. Thompson entered into an employment agreement, dated as of April 1, 1996 (the "Thompson Employment Agreement") for an original term through April 14, 1997 and an annual base salary of $175,000 ("Thompson's Base Salary"), plus annual bonuses under which Mr. Thompson may become entitled to receive cash and stock bonuses of up to 60% and 30%, respectively, of Thompson's Base Salary based on incremental increases in the Company's Adjusted EBITDA from the previous fiscal year's Adjusted EBITDA.

     Under the terms of the Thompson Employment Agreement and the Incentive Equity Plan, the Company granted Mr. Thompson 7,500 shares of Restricted Stock (see footnote 11 of the Summary Compensation Table), (ii) the right to receive up to 9,000 deferred shares of Restricted Stock (see footnote 2 of the Long-Term Incentive Plans Table), (iii) one share of the Company's Common Stock, at no additional cost to him, for each share of the Company's Common Stock purchased by Mr. Thompson in 1996 up to a maximum of 5,000 shares (the "Thompson Matching Shares"), and (iv) options to purchase 12,500 shares of the Company's Common Stock (see footnote 2 of the Stock Options Grants Table).

     The Thompson Employment Agreement was amended effective as of December 20, 1996 to provide that Mr. Thompson could elect to receive shares of the Company's Common Stock in lieu of his cash bonus earned in 1996. Shares of Common Stock made subject to such election would be valued at the December 31, 1996 closing price for the Company's Common Stock. Such amendment further provided that any such shares which Mr. Thompson might elect to receive in lieu of his cash bonus earned for 1996 would qualify for the grant of the 2,500 Thompson Matching Shares not yet awarded to Mr. Thompson as of such date. In March, 1997, Mr. Thompson elected to receive 3,772 shares in lieu of a portion of his 1996 cash bonus (see footnote 8 of the Summary Compensation Table). Accordingly, pursuant to Mr. Thompson's election, Mr. Thompson was entitled to receive the balance of the 2,500 Thompson Matching Shares not yet awarded to him as of such date.

     Upon termination of Mr. Thompson's employment without cause, Mr. Thompson would be entitled to receive: (i) any of Thompson's Base Salary, and any other benefits due him under the Thompson Employment Agreement, payable for the remaining period of the original term, if any, plus the immediately succeeding nine months; (ii) a prorated portion of the cash bonus, if any, applicable to the fiscal year in which such termination without cause occurs; and (iii) all of the shares of Restricted Stock (other than those shares of Restricted Stock based on Market Capitalization which have not theretofore vested) and stock options, fully vested, and otherwise free of any forfeiture provisions or other restrictions imposed under the documents evidencing such awards, except for any restrictions or limitations imposed by applicable state and federal securities laws and regulations.

     Furthermore, in the event the Company's Market Capitalization exceeds $150 million or there is a change in control of the Company, the vesting of all Restricted Stock and stock options awarded to Mr. Thompson will be accelerated.

     The Thompson Employment Agreement and related Award Agreements were amended to permit Mr. Thompson to defer the receipt of all shares of the Company's Common Stock which would otherwise be payable to him under the terms of the Thompson Employment Agreement and the related Award Agreements. Pursuant to these amendments made in conjunction with the adoption of the Cardinal Realty Services, Inc. Executive Deferred Compensation Plan, all such shares of Common Stock have been or will be issued for the benefit of Mr. Thompson to the Trustee.

     The Thompson Employment Agreement has been further amended effective as of January 1, 1997 to extend the term of the Thompson Employment Agreement for an additional year through April 14, 1998 and increase Mr. Thompson's base salary to $230,000, of which $200,000 is payable in cash and the balance is payable in the form of 1,455 shares of the Company's Common Stock (valued at $20.625 per share, being the closing price of the Company's Common Stock on December 31,
1996) issuable to the Trustee for Mr. Thompson's benefit.

  Paul R. Selid Employment Agreement

     The Company and Mr. Selid entered into an employment agreement, dated as of April 15, 1996 (the "Selid Employment Agreement") for an original term through April 14, 1997 and an annual base salary of $125,000 ("Selid's Base Salary"), plus annual bonuses under which Mr. Selid may become entitled to receive cash and stock bonuses of up to 60% and 30%, respectively, of Selid's Base Salary based on incremental increases in the Company's percentage return on investment ("ROI") from the previous fiscal year's ROI. The Selid Employment Agreement has been extended for an additional one year term through April 14, 1998.

     Under the terms of the Selid Employment Agreement and the Incentive Equity Plan, the Company granted Mr. Selid (i) the right to receive up to 9,000 deferred shares of Restricted Stock (see footnote 2 of the Long-Term Incentive Plans Table), (ii) one share of the Company's Common Stock, at no additional cost to him, for each share of the Company's Common Stock purchased by Mr. Selid in 1996 up to a maximum of 2,500 shares (the "Selid Matching Shares"), and (iii) options to purchase 12,500 shares of the Company's Common Stock (see footnote 3 of the Stock Options Grants Table).

     The Selid Employment Agreement was amended effective as of December 20, 1996 to provide that Mr. Selid could elect to receive shares of the Company's Common Stock in lieu of his cash bonus earned in 1996. Shares of Common Stock made subject to such election would be valued at the December 31, 1996 closing price for the Company's Common Stock. Such amendment further provided that any such shares which Mr. Selid might elect to receive in lieu of his cash bonus earned for 1996 would qualify for the grant of the 1,250 Selid Matching Shares not yet awarded to Mr. Selid as of such date. In March, 1997, Mr. Selid elected to receive 2,304 shares in lieu of a portion of his 1996 cash bonus (see footnote 15 of the Summary Compensation Table). Accordingly, pursuant to Mr. Selid's election, Mr. Selid was entitled to receive the balance of the 1,250 Selid Matching Shares not yet awarded to him as of such date.

     Upon termination of Mr. Selid's employment without cause, Mr. Selid would be entitled to receive: (i) any of Selid's Base Salary, and any other benefits due him under the Selid Employment Agreement, payable for the remaining period of the original term, if any, plus the immediately succeeding nine months; (ii) a prorated portion of the cash bonus, if any, applicable to the fiscal year in which such termination without cause occurs; and (iii) all of the stock options, fully vested, and otherwise free of any forfeiture provisions or other restrictions imposed under the documents evidencing such awards, except for any restrictions or limitations imposed by applicable state and federal securities laws and regulations.

     Furthermore, in the event the Company's Market Capitalization exceeds $150 million or there is a change in control of the Company, the vesting of all Restricted Stock and stock options awarded to Mr. Selid will be accelerated.

     The Selid Employment Agreement and related Award Agreements were amended to permit Mr. Selid to defer the receipt of all shares of the Company's Common Stock which would otherwise be payable to him under the terms of the Selid Employment Agreement and the related Award Agreements. Pursuant to these amendments made in conjunction with the adoption of the Cardinal Realty Services, Inc. Executive Deferred Compensation Plan, all such shares of Common Stock have been or will be issued for the benefit of Mr. Selid to the Trustee.

  Termination of Employment of Certain Executive Officers

     Michael F. Carbone resigned as Vice President and Chief Financial Officer of the Company effective as of January 16, 1996 and entered into a Severance Agreement and Mutual Release (the "Carbone Severance Agreement") and a consulting agreement (the "Carbone Consulting Agreement") each dated as of January 16, 1996. The Carbone Severance Agreement provided that Mr. Carbone would receive (i) regular payments of base annual compensation through December 31, 1996; (ii) a cash bonus equal to 50% of his annual base salary (being a cash payment of $102,952.50); and (iii) an additional cash bonus in the amount of $325,000 in compromise of any and all disputes regarding cash bonuses earned or to be earned for fiscal years 1995 and 1996. In addition, in consideration of Mr. Carbone's release of any and all claims against the

Company, his irrevocable proxy and covenants of confidentiality and cooperation, Mr. Carbone received a cash payment of $102,952.50 and a tax loan to cover his income tax obligations incurred as a result of the exercise of his stock options. The Carbone Consulting Agreement provides that Mr. Carbone will provide financial and business consulting services as requested by the Company for up to 12 hours per month during the one year period beginning June 1, 1996 and in consideration therefor, Mr. Carbone received a payment in the amount of $150,000. The Carbone Consulting Agreement also provides that Mr. Carbone will be entitled to an incentive fee (at market rates to be agreed upon between the Company and Mr. Carbone) in consideration for any financings obtained by the Company from financing sources solicited by Mr. Carbone on the Company's behalf; provided that the financings are completed within one year following the completion of the term of consulting services. In consideration of the Carbone Consulting and Carbone Severance Agreements, Mr. Carbone granted the Company's nominees an irrevocable proxy for the voting of all shares of the Company's Common Stock held by him over a specified period of time ending not later than July 1, 1999, or if later, the date of final adjournment of the Company's 1999 annual shareholders meeting.

     David P. Blackmore resigned as Chief Financial Officer and Executive Vice President of the Company effective October 31, 1996 and entered into a Severance Agreement and Mutual Release (the "Blackmore Severance Agreement") and a Consulting Agreement (the "Blackmore Consulting Agreement") with the Company each dated as of September 4, 1996. The Blackmore Severance Agreement provided that Mr. Blackmore would receive (i) a payment in the amount of $112,500 payable over nine months representing a bonus for Mr. Blackmore's prior services as an executive officer of the Company, (ii) 83 1/3% of the cash bonus and stock bonus he would otherwise have been entitled to receive pursuant to the Company's 1996 Incentive Compensation Plan (which, based upon the Company's fiscal year 1996 results amounted to $37,338 in cash and 1,818 shares of Common Stock valued at $20.625 per share), (iii) an award of an additional 2,000 shares of Common Stock issued in conjunction with the payment of the cash bonus and stock bonus and
(iv) executive outplacement services and certain other benefits. The Blackmore Consulting Agreement provided that Mr. Blackmore would receive the sum of $50,000 payable over nine months. In consideration of the Blackmore Severance and Blackmore Consulting Agreements, Mr. Blackmore granted the Company's nominees an irrevocable proxy for the voting of all shares of the Company's Common Stock held by him over a specified period of time ending not later than July 1, 1999, or if later, the date of final adjournment of the Company's 1999 annual shareholders meeting. The Company also agreed to provide Mr. Blackmore with a tax loan to cover his tax obligations incurred as a result of the exercise of his stock options.

     The Company currently maintains a policy of providing its executive officers with nine months of their base salary in the event of a termination of their employment without cause.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

     The Compensation Committee administers the Company's various compensation plans and reviews and recommends to the Board of Directors compensation levels for executive officers, evaluates executive management's performance and considers executive management succession and related matters. The Compensation Committee is composed exclusively of independent, non-employee directors.

  Philosophy of Compensation Committee

     The Compensation Committee believes that executive compensation should reflect the value created for the Company's shareholders while supporting the Company's long-term strategic goals. It is the belief of the Compensation Committee that executive compensation should serve to:

     - reward individuals for significant contribution to the Company's success;

     - align the interests of executives with those of the Company's long-term investors;

     - retain, motivate and attract qualified executives; and

     - provide incentives to executives to achieve strategic objectives in a manner consistent with the Company's values.

  Executive Officer Compensation

     Individual executive officer compensation consists of three components: base salary, annual cash and stock incentive bonuses and long-term equity incentives. Each component will be discussed below.

     In 1996, the Company through the efforts of its Chief Executive Officer and the Compensation Committee, retained an entirely new group of executive officers, some of whom were newly hired by the Company and others of whom received promotions based upon their prior superior performance in non-executive officer positions with the Company. In 1996, the Company also accepted the resignations of, and negotiated severance agreements with, all former executive officers (other than its Chief Executive Officer whose term of employment commenced only on December 1, 1995). In addition, in 1996 the Company acquired Lexford Properties which now, as the Company's wholly owned subsidiary, performs all of the Company's fee based property management services. An integral part of the negotiation of the Company's acquisition of Lexford Properties was the structuring negotiation and documentation of terms of employment between Lexford Properties, Inc. and the former equity owners of Lexford Properties engaged in the active management of that entity, including, without limitation, Patrick M. Holder who is now an executive officer of the Company. In determining the annual salaries of each new executive officer and significant employee retained or promoted during 1996, the Compensation Committee retained a nationally recognized executive compensation and benefits consultant in order to obtain and benefit from its advice and assistance concerning appropriate levels of executive compensation and information regarding compensation trends and levels of compensation paid by comparable companies participating in the multi-family residential real estate industry generally. The Compensation Committee met several times in 1996 and thoroughly deliberated the complete compensation packages payable to each such newly retained or promoted executive officer and significant employee.

     Salaries for executive officers are reviewed by the Compensation Committee on an annual basis and may be increased based on (a) individual performance and contribution and (b) increases in competitive pay levels.

     The Compensation Committee believes that the compensation packages agreed to with its executive officers and other significant employees genuinely preserves its philosophical objectives by placing significant emphasis on the latter two components of the Compensation Committee's stated compensation components, namely, annual cash and stock incentive bonus and long term equity incentives. In this regard, the Company's compensation arrangements are weighted heavily towards incentive bonuses based upon the Company's financial performance measured in terms of its earnings before interest, taxes, depreciation, and amortization without regard to extraordinary gains or losses ("Adjusted EBITDA") and awards of restricted stock which will vest on the basis of growth in the Company's market capitalization. It should be noted that the Compensation Committee, in consultation with the full Board, the Company's Chief Executive and Financial Officers and industry analysts, continued to refine the best measure of the Company's growth in financial results from period to period during 1996. The Company announced the results of these deliberations in its Form 10-Q for the nine months ended September 30, 1996 by stating that Adjusted EBITDA represented, in the Company's view, the best measure of recurring financial performance from period to period. These analyses and definitive results represented in the opinion of the Compensation Committee, the full Board and Company's management, a definitive departure from emphasizing non-recurring gains and income from the sale of non-core assets thereby re-defining the Company as a growth company with the goal of expanding its business, operations, revenues, assets and profits. In addition, in 1996, the Compensation Committee continued its expanding emphasis on stressing compensation of management in the form of management's equity ownership in the Company as the best means of aligning the long-term goals of management with the long-terms goals of the Company's shareholders. A significant portion of management's compensation takes the form of equity ownership in the Company. In this way, the Compensation Committee believes that Mr. Bartling's Chief Executive Officer compensation package and the compensation packages of the Company's other executive officers implements its goal of aligning his interests with those of the Company's long-term investors.

     The Compensation Committee has confirmed that all base salaries for the Company's executive officers, including Mr. Bartling's base compensation, are reasonable and competitive, based upon the surveys compiled by management, as well as the advice and consultation of the representatives of the consulting firm.

  Management Incentive Plan
     Annual bonuses for the executive officers on account of the Company's 1996 fiscal year were governed by the Company's 1996 Incentive Compensation Plan (the "Incentive Compensation Plan"), which was specifically designed to link executive compensation to the Company's achieving certain operating goals and exceeding certain projected increases in specific financial measures applicable to the specific role in which each executive officer (and each other employee of the Company participating in the Incentive Compensation Plan) is engaged. The financial measures include Adjusted EBIDTA for the Company's Chief Executive Officer and senior financial and legal officers, net income from property management for the Company's property management employees, and return on equity for the Company's Investment Management division employees (i.e., those employees committed to maximizing the Company's return on its investments in real property assets). Under the terms of the Incentive Compensation Plan, upon achieving increases in the designated financial performance measure when compared to the Company's 1995 results, the executive officers and other participating employees are entitled to certain cash and stock awards.

     As discussed above and disclosed elsewhere in this Form 10-K, a significant part of Mr. Bartling's compensation package includes the award of the aggregate of 42,500 shares of restricted stock which will vest in part based upon Mr. Bartling's continued employment and in part upon increases in the Company's market capitalization as well as the award of stock options and matching stock. These awards were provided for in Mr. Bartling's Employment Agreement, which became effective on December 1, 1995, while the shares of restricted stock as well as the stock option award were issued on April 5, 1996. Similar awards, albeit in lesser amounts, were granted to the Company's new Executive Vice President and Chief Financial Officer and Senior Vice President when such executive officers were retained in April 1996.

  Deductibility
     The Company intends, to the extent practicable, to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers, while maintaining compensation programs that will attract and retain its executives in a competitive environment; provided, that, in light of the Company's ability to offset current income taxes through the utilization of net operating loss carry forwards and passive activity loss carry forwards, the Compensation Committee will consider facilitating executives' ability to defer taxable incentive compensation (thereby also deferring, but not reducing, the Company's deductibility of such items). In keeping with this philosophy to provide for maximizing compensation payable in the form of the Company's Common Stock, as well as to provide its executives with the ability to defer taxable incentive compensation, the Company adopted its Executive Deferred Compensation Plan and Executive Deferred Compensation Rabbi Trust in 1996. Pursuant to the Executive Deferred Compensation Plan, the Company's highly compensated executive officers can elect to direct the Company to issue any shares of the Company's Common Stock to The Provident Bank, as Trustee under the Executive Deferred Compensation Rabbi Trust, rather than directly to the employee otherwise entitled to receive the shares of Common Stock, thereby deferring the recognition of taxable income for federal income tax purposes. The Company believes that, for the foreseeable future, this practice will not otherwise result in increased income tax liability to the Company due to the availability of net operating and passive activity loss carry forwards for federal income tax purposes. The Executive Deferred Compensation Rabbi Trust is a grantor trust, the assets of which remain subject to the claims of general creditors of the Company.

  Conclusion

     In conclusion, the Compensation Committee will enable the Company to retain highly qualified executive management and motivate its officers with respect to the attainment of important goals and objectives. The Compensation Committee believes the focus on Common Stock ownership by the executive officers and other long-term stock programs has aligned and will continue to align the interests of management with the interests of shareholders of the Company. The Compensation Committee further believes that its continuing efforts to refine the best measures of the Company's long-term growth and improving financial results are reflected in the terms of the 1996 Incentive Compensation Plan and will continue to be reflected in future management incentive programs.

     Compensation Committee of the Board of Directors

        Glenn C. Pollack, Chairman
        George R. Oberer, Sr.
        Gerald E. Wedren

PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Company's Common Stock, to that of the Dow Jones Real Estate Investment Index and the Dow Jones Market Index. In calculating cumulative total shareholder return, reinvestment of dividends is assumed. This graph is shown for the four full fiscal years in which the Company's Common Stock (Nasdaq: CRSI) has been registered under the Securities Exchange Act of 1934, as amended.

      MEASUREMENT PERIOD          CRSI MARKET      DOW JONES       DOW JONES
    (FISCAL YEAR COVERED)            VALUE        REAL ESTATE     EQUITY MKT
12/31/92                                   100             100             100
12/31/93                                   250             112             107
12/31/94                                   350             103             104
12/31/95                                   583             121             139
12/31/96                                   687             150             167

                     SECURITY OWNERSHIP OF CERTAIN PERSONS

     On May 22, 1997, the Company had outstanding 4,486,592 shares of Common Stock. The following table sets forth the information as of May 22, 1997 regarding Common Stock owned beneficially by (a) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (b) each director of the Company and executive officer named in the Summary Compensation table above and (c) all present executive officers and directors of the Company as a group.

                                                            AMOUNT AND
                                                            NATURE OF
                      NAME AND ADDRESS OF                   BENEFICIAL        PERCENTAGE OF
                       BENEFICIAL OWNER                     OWNERSHIP(1)     COMMON STOCK(1)
     -----------------------------------------------------  ----------       ---------------
     Bank of America National                                 513,929             11.46%
       Trust & Savings Association
     333 South Hope Street
     Los Angeles, CA 90071

     Directors and Executive Officers Named in "Summary Compensation Table"
     John B. Bartling, Jr.                                     65,440(2)           1.46%
     Mark D. Thompson                                          33,545(3)              *
     Paul R. Selid                                             19,372(4)              *
     Michele R. Souder                                          4,370(5)              *
     Ronald P. Koegler                                          6,520(6)              *
     David P. Blackmore                                        41,469(7)              *
     Michael F. Carbone                                        50,726(8)           1.13%
     Robert V. Gothier, Sr.                                    14,533(9)(10)          *
     Joseph E. Madigan                                         15,066(9)(11)          *
     George J. Neilan                                          11,355(9)(12)          *
     George R. Oberer, Sr.                                     32,063(9)(13)          *
     Glenn C. Pollack                                          14,786(9)(14)          *
     H. Jeffrey Schwartz                                       22,475(9)(15)          *
     Gerald E. Wedren                                          11,556(9)(16)          *
     Robert J. Weiler                                          47,937(9)(17)       1.07%
     All present executive officers and directors of the      474,948(18)         10.59%
     Company as a group (15 persons not including
     Messrs. Blackmore and Carbone)

---------------

* Less than one percent (1%)

 (1) The shares and percentages of Common Stock indicated in the table are based on 4,486,592 issued and outstanding shares of Common Stock; provided, however, that in the event that the number of shares deemed beneficially owned by a named individual or group includes the shares as to which the named person or group has the right to acquire beneficial ownership on or before May 22, 1997, then in such event, in calculating the percentages shown, the number of the Company's issued and outstanding shares of Common Stock is increased by a similar number of shares.

 (2) Mr. Bartling received awards of restricted Common Stock in the aggregate of 54,440 shares under his Employment Agreement and related Award Agreements with the Company (see footnotes 2 and 3 to the Summary Compensation Table and footnote 1 to the Long-Term Incentive Plans Table). This amount also includes 10,000 shares purchased by Mr. Bartling. This amount also includes 1,000 shares of Common Stock issued or to be issued to the Trustee for Mr. Bartling's benefit for the first and second quarters of the 1997 fiscal year in lieu of an increase in base compensation.

 (3) Mr. Thompson received awards of restricted Common Stock in the aggregate of 25,681 shares under the his Employment Agreement and related Award Agreements with the Company (see footnotes 10 and 11 to the Summary Compensation Table and footnote 2 to the Long-Term Incentive Plans Table). This amount includes 5,000 shares purchased by Mr. Thompson. This amount also includes 728 shares of

     Common Stock issued or to be issued to the Trustee for Mr. Thompson's benefit for the first and second quarters of the 1997 fiscal year in lieu of an increase in base compensation. This amount also includes 2,500 currently exercisable shares subject to an option to purchase 12,500 shares which vests over five years.

 (4) Mr. Selid received awards of restricted Common Stock in the aggregate of 14,372 shares under the Incentive Equity Plan (see footnote 16 to the Summary Compensation Table and footnote 2 to the Long-Term Incentive Plans Table). This amount includes 2,500 shares purchased by Mr. Selid. This amount also includes 2,500 currently exercisable shares subject to an option to purchase 12,500 shares which vests over five years.

 (5) Ms. Souder received awards of restricted Common Stock in the aggregate of 4,000 shares under the Incentive Equity Plan (see footnote 24 to the Summary Compensation Table). This amount also includes 370 shares of Common Stock issued or to be issued to the Trustee for Ms. Souder's benefit for the first and second quarters of the 1997 fiscal year in lieu of an increase in base compensation.

 (6) Mr. Koegler received 5,510 shares of Restricted Stock under the Incentive Equity Plan, 4,500 shares of which have vested. Mr. Koegler received a currently exercisable option to purchase 1,355 shares of Common Stock pursuant to the Trustee's Second Employee Retention Plan which was approved by the Bankruptcy Court during the Company's bankruptcy proceedings. Mr. Koegler's account is allocated with approximately 343 shares of Common Stock pursuant to his participation in the Company's 401(k) Plan. This amount also includes 242 shares of Common Stock issued or to be issued to the Trustee for Mr. Koegler's benefit for the first and second quarters of the 1997 fiscal year in lieu of an increase in base compensation.

 (7) Mr. Blackmore received 24,061 shares of Restricted Stock, which has vested under the Incentive Equity Plan. Mr. Blackmore also received an award of deferred Common Stock (the "Deferred Stock") under the Incentive Equity Plan of 7,619 shares, contingent upon (i) the average price per share of the Common Stock during the six-month period from March 11, 1995 to September 11, 1995 being at least $3.93 and (ii) Mr. Blackmore being in the employ of the Company on September 11, 1995. The Compensation Committee of the Board of Directors accelerated the vesting of the Deferred Stock and such shares were issued to Mr. Blackmore on January 18, 1995. Mr. Blackmore also received stock option grants of 4,378 shares pursuant to the Trustee's Second Employee Retention Plan which was approved by the Bankruptcy Court during the Company's bankruptcy proceedings. Mr. Blackmore exercised such option and retained these shares. Mr. Blackmore has been attributed with 1,758 shares of Common Stock pursuant to his participation in the Company's 401(k) plan. Mr. Blackmore also received 535 shares for an unsecured Claim under the Plan of Reorganization. Mr. Blackmore purchased 1,300 shares of Common Stock in April 1995. Mr. Blackmore sold 2,000 shares in January 1997. Mr. Blackmore has been attributed with 3,818 shares which he is to receive pursuant to his Severance Agreement and Mutual Release with the Company.

 (8) Mr. Carbone, the Company's former Chief Financial Officer and Vice President, received an award of restricted Common Stock (the "Restricted Stock") equal to 0.75% of the Company's Total Committed Equity under the Incentive Equity Plan, estimated to be 30,076 shares of Restricted Stock. Mr. Carbone received an award of deferred Common Stock (the "Deferred Stock") equal to 0.04% of the Company's Total Committed Equity under the Incentive Equity Plan, estimated to be 1,604 shares, contingent upon (i) the average price per share of the Common Stock during the six-month period from March 11, 1995 to September 11, 1995 being at least $3.93 and (ii) Mr. Carbone being in the employ of the Company on September 11, 1995. The Compensation Committee of the Board of Directors accelerated the vesting of the Deferred Stock and such shares were issued to Mr. Carbone on January 18, 1995. Mr. Carbone has been attributed with 2,288 shares of Common Stock pursuant to his participation in the Company's 401(k) Savings Plan in which the Company matches a portion of an employee's contribution. InnVestors Limited, of which Mr. Carbone was President and is a shareholder, received 14,758 shares of Common Stock for an unsecured Claim under the Plan of Reorganization. Mr. Carbone also purchased 2,000 shares of Common Stock.

 (9) In September 1992, each non-employee director of the Company was granted a stock option to purchase 7,500 shares of Common Stock equal to 0.1875% of the Company's Total Committed Equity. The options are exercisable to the extent of 10% of the shares of Common Stock covered by the grant after the optionee has served continuously as a director of the Company for six months and to the extent of an additional 10% of such shares after each of the next nine successive six month periods of continuous service; therefore, 6,750 shares of Common Stock underlying this stock option are attributable to each non-employee director (except Mr. Gothier, who has exercised his option to purchase 3,750 shares, leaving an option to purchase 3,000 shares exercisable within 60 days), because such shares will be exercisable within 60 days based on the commencement of each director's term on September 11, 1992. In addition, on December 1, 1995, each director was granted an option to purchase 2,000 shares of Common Stock, with an exercise price equal to $17.25 and a vesting period of the earlier of one year or the period from the date of the grant to the next annual meeting of shareholders. On May 23, 1996, each director was granted an option to purchase 2,000 shares of Common Stock, with an exercise price of $21.25 and a vesting period of the earlier of one year or the period from the date of the grant to the next annual meeting of shareholders. All such shares underlying the foregoing options are attributed to each non-employee director because such shares are exercisable or will be exercisable within 60 days.

(10) This amount includes (a) 300 shares of Common Stock purchased by Mr. Gothier through his Individual Retirement Account, (b) 2,375 shares of Common Stock purchased by RVG Management and Development Company, of which Mr. Gothier is President and a shareholder, (c) 1,108 shares of restricted Common Stock granted to Mr. Gothier pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees and (d) 3,750 shares purchased by Mr. Gothier through the exercise of a stock option.

(11) Mr. Madigan received an award of restricted Common Stock on December 1, 1995 and December 1, 1996 (the "1996 Award"), each in the amount of 2,000 shares under the Incentive Equity Plan, each of which will vest equally over a three year period from the date of grant. Mr. Madigan elected to defer the receipt of the shares subject to the 1996 Award, which were instead issued to the Trustee for his benefit. This amount also includes 316 shares of restricted Common Stock granted to Mr. Madigan pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees.

(12) This amount includes 605 shares of restricted Common Stock granted to Mr. Neilan pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees.

(13) This amount includes (a) 5,788 shares of Common Stock received by Oberer Development Company, of which Mr. Oberer is President and a shareholder, for an unsecured claim under the Company's Plan of Reorganization, (b) 14,000 shares of Common Stock held by Mr. Oberer, individually, and (c) 1,525 shares of restricted Common Stock granted to Mr. Oberer pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees.

(14) This amount includes (a) 2,500 shares of Common Stock held by Mr. Pollack, individually, and (b) 1,536 shares of restricted Common Stock granted to Mr. Pollack pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees.

(15) This amount includes (a) 10,000 shares of Common Stock held by Mr. Schwartz, individually, and (b) 1,725 shares of restricted Common Stock granted to Mr. Schwartz pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees.

(16) This amount includes 806 shares of restricted Common Stock granted to Mr. Wedren pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees.

(17) This amount includes (a) 36,000 shares of Common Stock held by Mr. Weiler's wife and (b) 1,187 shares of restricted Common Stock granted to Mr. Weiler pursuant to his participation in the Company's Non-Employee Director Restricted Stock Plan, in which he received such shares in lieu of director's fees.

(18) This amount includes shares individually held by the directors and executive officers listed in this chart excluding Messrs. Blackmore and Carbone, former executive officers. This amount also includes shares held by or attributed to Patrick M. Holder and Michael F. Sosh, executive officers of the Company. Mr. Holder received 175,000 shares of Restricted Stock in connection with the Company's acquisition of Lexford Properties, of which 125,000 shares are subject to forfeiture if the Company's net income from property management operations does not achieve certain specified increases during the three full fiscal years ending with the Company's 1999 fiscal year.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5) of Common Stock of the Company with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that during the previous fiscal year, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with except as follows. In August 1996, Patrick M. Holder received shares of restricted Common Stock in connection with the Company's acquisition of Lexford Properties, Inc., some of which shares are subject to forfeiture, and the appropriate Form 4 was not filed on his behalf within the required time period. Effective January 1997, options were granted to Michele R. Souder and Ronald P. Koegler and the appropriate Form 4 was not filed on their behalf within the required time period because the option grants were automatically effective on January 1, 1997 subject to subsequent confirmation of the Company's 1996 fiscal year financial results. Form 4 for Mr. Holder was filed promptly after the failure to file such form was discovered. Forms 4 for Mr. Koegler and Ms. Souder were filed promptly following the completion of the Company's audited 1996 financial statements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Joseph E. Madigan, Chairman of the Company's Board of Directors, received a retainer in 1996 of $4,000 per month (which amount was increased in December 1996 to $5,000 per month). Mr. Madigan also received in December 1996, and will receive annually during his tenure as chairman, an award of 2,000 shares of restricted Common Stock, one-third of which shares vest annually over a three year period. Mr. Madigan elected to defer receipt of the shares of Common Stock, which were issued to the Trustee for Mr. Madigan's benefit.

     H. Jeffrey Schwartz, director of the Company, is a partner in the law firm of Benesch, Friedlander, Coplan & Aronoff LLP, which serves as outside legal counsel to the Company.

     Robert J. Weiler, a director of the Company, is a principal of Americana Investment Company, the lessor of the building housing the Company's principal executive offices. Mr. Weiler did not participate in the Company's decision to select its office space or in the lease negotiations. Management believes that the lease terms for the Company's executive offices are competitive with commercial lease rates in the Columbus, Ohio market. The annual lease payments are as follows:

        1997 (thru 10/31)  $282,580                            ($6.50/sq.ft.)

                                    AUDITORS

     The Company selected Ernst & Young, LLP, formerly known as Kenneth Leventhal & Company, as independent auditors for the 1997 fiscal year. Representatives of Ernst & Young, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions.

                                 OTHER BUSINESS

     In addition to the matters described above, John B. Bartling, Jr. Chief Executive Officer and President of the Company, will address the shareholders and answer questions.

     Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment or postponements thereof, the shareholders in attendance and the persons named as proxies, using their best judgment, will vote upon such matters.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals for the Company's 1998 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company at 6954 Americana Parkway, Reynoldsburg, Ohio 43068 no later than December 17, 1997.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to shareholders for the 1996 fiscal year, which contains Consolidated Financial Statements of the Company and its subsidiaries, is being sent simultaneously to shareholders as of the Record Date.
                                            By Order of the Board of Directors,

                                            /s/ Jeffrey D. Meyer

                                            Jeffrey D. Meyer,
                                              Secretary
Dated: [             , 1997]

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                                                         ANNEX A

                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MAY 20, 1997

                              UP TO 992,300 SHARES

                            LEXREIT PROPERTIES, INC.

                                  COMMON STOCK
                              (WITHOUT PAR VALUE)
                            ------------------------

    This Prospectus is being furnished in connection with the contemplated distribution in the form of a dividend (the "Distribution") by Cardinal Realty Services, Inc. ("CRSI") to holders of record of its Common Stock, without par value ("CRSI Stock"), as of the close of business on August 4, 1997 (the "Distribution Record Date"), of 93% of the outstanding shares of Common Stock, without par value ("Company Common Stock"), of its subsidiary, Lexreit Properties, Inc. (the "Company"). The Company was formed on April 4, 1997, and 100 shares of Company Common Stock were issued to CRSI for $1,000. Effective as of the close of business on September 30, 1997 (the "Distribution Date"), CRSI will contribute $999,000 in cash together with 60% of the Interests (defined below) in each of the Partnerships (as defined in the Glossary) (79% in the case of two limited liability companies) to the Company and will receive 100% of the Class A Senior Preferred Stock (as defined in the Glossary) and up to 1,066,900 additional shares of Company Common Stock (depending upon the number of issued and outstanding shares of CRSI Stock as of the Distribution Record Date), constituting 100% of the Company Common Stock.

    On or before the Distribution Date, the Company and CRSI will form Cardinal Properties L.P., an Ohio limited partnership (the "Operating Partnership"). As capital contributions, the Company will contribute all of the Interests it has received from CRSI (other than a 21% member's interest in each of two limited liability companies in which the Company will hold a 79% member's interest) to the Operating Partnership, and CRSI and its wholly-owned subsidiaries (the "CRSI Group") will contribute all of their remaining Interests in each of the Partnerships (other than Interests in two limited liability companies for which the CRSI Group will retain a 21% member's interest) to the Operating Partnership while retaining the general partner's (or managing member's, as the case may be) interest (representing a 1% to 10% equity ownership interest) in each Partnership. The Company will be the sole general partner of the Operating Partnership with a 60% economic interest and CRSI will be, at least initially, the sole limited partner of the Operating Partnership with a 40% economic interest. The Operating Partnership will hold limited partner's interests in approximately 62 limited partnerships and member's interests in 2 limited liability companies (with the Company holding a 79% member's interest in 2 limited liability companies) (collectively, the "Interests"), each of which owns and will continue to own an apartment community (collectively, the "Properties"). The general partner of each limited partnership and the managing member of each limited liability company (the "Managing Partner") will continue to be, directly or indirectly, CRSI. CRSI or its wholly-owned subsidiary, Lexford Properties, Inc., manages and will continue to manage the Properties. After the Distribution, CRSI's interests in the stock of the Company and in the Operating Partnership and the Partnerships will represent approximately a 49% aggregate equity ownership interest in the Properties.

    Pursuant to the Subscription Agreement (as defined in the Glossary) between the Company and CRSI, CRSI may contribute certain equity interests (the "Additional Interests") in up to 11 additional apartment communities (the "Additional Properties") to either the Company or the Company and the Operating Partnership, as specified in the Subscription Agreement, upon obtaining the consent of the mortgage lender or lenders to the Partnerships that own the Additional Properties for the transfer of any such Additional Interests and a determination by CRSI, in its sole discretion, that it is more feasible to maintain an economic interest in the Additional Property and contribute the associated Additional Interest to the Company than to sell (or otherwise dispose of) the Additional Property, in exchange for the issuance to CRSI of additional shares of the Class A Senior Preferred Stock. See "Subscription Agreement--Contributions of Additional Interests" and "The Formation--Contributions of Additional Interests."

    The Distribution will be made beginning on or about the Distribution Date to holders of CRSI Stock as of the Distribution Record Date on the basis of one share of Company Common Stock for each five shares of CRSI Stock held. In connection with the Distribution, on the Distribution Date, CRSI will pay a one-time, special cash dividend (the "CRSI Cash Dividend") in an amount equal to at least 25% of the anticipated taxable dividend value of the Company Common Stock expected to be indicated on the IRS Form 1099-DIV distributed to each holder of record of CRSI Stock as of the Distribution Record Date. Subject to the fulfillment of certain conditions, CRSI anticipates that the Distribution will be effected on the Distribution Date. The Distribution is conditioned upon the approval of CRSI's shareholders of the Distribution at CRSI's annual meeting currently expected to be held in late July 1997. No consideration will be required to be paid by CRSI shareholders to CRSI for the shares of Company Common Stock to be received in the Distribution. Although CRSI is separately seeking approval by CRSI shareholders of the Distribution, no additional action will be required to be taken by CRSI shareholders in order to receive the shares of Company Common Stock. Neither CRSI nor the Company will receive any proceeds from the Distribution.

    There is currently no established public trading market for the Company Common Stock. The Company Common Stock is expected to be traded on the OTC Bulletin Board, which is a market for thinly traded and hence, fairly illiquid, securities.

      CRSI SHAREHOLDERS SHOULD CAREFULLY CONSIDER THE MATTERS SET FORTH UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE 14 OF THIS PROSPECTUS IN CONNECTION WITH THE RECEIPT OF SHARES OF COMPANY COMMON STOCK IN THE DISTRIBUTION.

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

    Shareholders of CRSI with inquiries related to the Distribution should contact CRSI's Investor Relations Department, 6954 Americana Parkway, Reynoldsburg, Ohio 43068 at Telephone Number (614) 575-5277. After the Distribution Date, shareholders of the Company with inquiries related to the Distribution should contact the Company or its transfer agent. See "Available Information."
                            ------------------------

                 THE DATE OF THIS PROSPECTUS IS JUNE   , 1997.

     Through October 25, 1997 (25 days following the Distribution), all dealers effecting transactions in the securities offered hereby may be required to deliver a copy of this Prospectus. This is in addition to the obligations of the Company to deliver this Prospectus at the time of the initial distribution of the Company Common Stock.

     No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any security other than the securities offered hereby, nor does it constitute an offer to sell or a solicitation of an offer to buy the securities offered hereby by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any offer or sale made hereunder shall, under any circumstances, create any implication that the information herein is correct at any time subsequent to the date hereof.

                             AVAILABLE INFORMATION

     The Company has not previously been subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has filed a registration statement on Form S-11 ("Form S-11") with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Company Common Stock to be distributed to CRSI shareholders in the Distribution. This Prospectus, filed as part of the Form S-11, does not contain all of the information set forth in the Form S-11 and the exhibits and schedules thereto. Statements made in this Prospectus as to the contents of any contract, agreement or other document referred to herein are not necessarily complete. With respect to each such contract, agreement or other document filed as an exhibit to the Form S-11, reference is made to such exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

     The Form S-11 and the exhibits and schedules thereto filed by the Company may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the Regional Offices of the Commission at Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such information can also be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Commission's Web site can be accessed at http://www.sec.gov.

     The Company intends to furnish to holders of Company Common Stock each fiscal year an annual report which contains financial statements prepared in accordance with United States generally accepted accounting principles and audited and reported on, with an opinion expressed by, an independent public accounting firm, and such other reports as may be required by law.

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

     THIS PROSPECTUS MAY CONTAIN ESTIMATES, PROJECTIONS AND OTHER FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE SUBJECT TO CERTAIN RISKS, TRENDS AND OTHER UNCERTAINTIES, INCLUDING THOSE DISCUSSED IN THIS PROSPECTUS UNDER THE HEADING "RISK FACTORS" AND GENERAL ECONOMIC CONDITIONS, INTEREST RATES AND CHANGES IN THE MARKET FOR AVAILABLE RENTAL HOUSING THAT COULD CAUSE ACTUAL RESULTS TO VARY FROM THOSE ESTIMATED OR PROJECTED. SHAREHOLDERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS, WHICH ARE

BASED ONLY ON CURRENT JUDGMENTS AND CURRENT KNOWLEDGE. THE ACCOMPANYING INFORMATION CONTAINED IN THIS PROSPECTUS, INCLUDING WITHOUT LIMITATION THE INFORMATION UNDER THE HEADINGS "PROSPECTUS SUMMARY," "RISK FACTORS," "THE COMPANY," "BUSINESS AND PROPERTIES--COMPETITION," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," "POLICIES AND OBJECTIVES WITH RESPECT TO CERTAIN ACTIVITIES" AND "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS," IDENTIFIES IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES. WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENT THAT INCLUDES A STATEMENT OF ITS UNDERLYING ASSUMPTIONS OR BASES, THE COMPANY CAUTIONS THAT, WHILE IT BELIEVES SUCH ASSUMPTIONS OR BASES TO BE REASONABLE AND HAS FORMED THEM IN GOOD FAITH, ASSUMED FACTS OR BASES ALMOST ALWAYS VARY FROM ACTUAL RESULTS, AND THE DIFFERENCES BETWEEN ASSUMED FACTS OR BASES AND ACTUAL RESULTS CAN BE MATERIAL DEPENDING ON THE CIRCUMSTANCES. WHEN, IN ANY FORWARD-LOOKING STATEMENT, THE COMPANY, OR ITS MANAGEMENT, EXPRESSES AN EXPECTATION OR BELIEF AS TO FUTURE RESULTS, THAT EXPECTATION OR BELIEF IS EXPRESSED IN GOOD FAITH AND IS BELIEVED TO HAVE A REASONABLE BASIS, BUT THERE CAN BE NO ASSURANCE THAT THE STATED EXPECTATION OR BELIEF WILL RESULT OR BE ACHIEVED OR ACCOMPLISHED.

     THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
PROSPECTUS SUMMARY...................................................................   A-7
     The Company.....................................................................   A-7
     The Distribution................................................................   A-8
     Risk Factors....................................................................  A-12
     Investment Objectives and Policies..............................................  A-12
     Initial Transactions............................................................  A-13
     Contributions of Additional Interests...........................................  A-14
     Organizational Chart............................................................  A-15
     Distributions...................................................................  A-16
     Tax Status of the Company.......................................................  A-17

SUMMARY COMBINED PRO FORMA FINANCIAL DATA............................................  A-18

RISK FACTORS.........................................................................  A-20
     Possibility of Operating Losses.................................................  A-20
     Lack of Liquidity...............................................................  A-20
     No Limitation on Debt; Ability to Issue Blank Check Preferred Stock.............  A-20
     "Penny Stock" Rules.............................................................  A-20
     Absence of Prior Public Market for, and Possible Volatility of Price of, the
      Company Common Stock...........................................................  A-21
     Tax Risks.......................................................................  A-21
     Apartment Industry Risks........................................................  A-22
     Real Estate Investment Risks....................................................  A-22
     Real Estate Financing Risks.....................................................  A-24
     Potential Environmental Liability...............................................  A-24
     The Company's Lack of Operating History and Relationship with CRSI..............  A-25
     Dependence on the Manager and CRSI..............................................  A-26
     Limitations on Change in Control................................................  A-26
     Board of Directors' Ability to Change Policies..................................  A-28
     Potential Adverse Effect on the Value of Company Common Stock of Fluctuations in
      Interest Rates or Equity Markets...............................................  A-28
     Effect on Market Price of Shares Available for Future Sale......................  A-28
     Forward-Looking Statements......................................................  A-29
     Costs of Compliance with Certain Laws...........................................  A-29

THE DISTRIBUTION.....................................................................  A-30
     Reasons for the Distribution....................................................  A-30
     Manner of Effecting the Distribution............................................  A-31
     Trading of Company Common Stock.................................................  A-32
     Certain Federal Income Tax Consequences of the Distribution.....................  A-32
     Certain Consequences of the Distribution........................................  A-33
     Reason for Furnishing this Prospectus...........................................  A-34

THE COMPANY..........................................................................  A-34
     General.........................................................................  A-34
     Investment Objectives and Policies..............................................  A-34

DISTRIBUTION POLICY..................................................................  A-36

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS..........................  A-37

CAPITALIZATION.......................................................................  A-43

SELECTED FINANCIAL DATA..............................................................  A-44

                                                                                       PAGE
                                                                                       ----
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS.........................................................................  A-47
     Introduction....................................................................  A-47
     Results of Operations...........................................................  A-47
     Liquidity and Capital Resources.................................................  A-49
     Financing and Debt Restructuring of the Properties..............................  A-49
     Funds From Operations...........................................................  A-49

BUSINESS AND PROPERTIES..............................................................  A-50
     Description of Properties and Additional Properties.............................  A-50
     Executive Officers; Contracts for Services with Manager and CRSI................  A-50
     Environmental Matters...........................................................  A-51
     Competition.....................................................................  A-51
     Legal Proceedings...............................................................  A-51

POLICIES AND OBJECTIVES WITH RESPECT TO CERTAIN ACTIVITIES...........................  A-52
     Investment Policies.............................................................  A-52
     Financing.......................................................................  A-53
     Policies with Respect to Certain Other Activities...............................  A-53
     Conflicts of Interest Policy....................................................  A-53

THE FORMATION........................................................................  A-53

MANAGEMENT...........................................................................  A-55
     Company Directors and Executive Officers........................................  A-55
     Committees of the Board of Directors............................................  A-56
     Liability and Indemnification of Directors and Officers.........................  A-56
     Executive Compensation..........................................................  A-57
     Compensation of Directors.......................................................  A-57
     Conflicts of Interest...........................................................  A-57

CERTAIN TRANSACTIONS; TRANSACTIONS WITH CRSI.........................................  A-58
     Initial Transactions............................................................  A-58
     Contributions of Additional Interests...........................................  A-58
     Agreements Between the Company and CRSI.........................................  A-59
     Management Agreements...........................................................  A-59
     Corporate Services Agreement....................................................  A-61
     Asset Management Agreements.....................................................  A-61
     Tax Indemnification Agreement...................................................  A-62

OPERATING PARTNERSHIP AGREEMENT......................................................  A-62
     Management......................................................................  A-62
     Transferability of Interests....................................................  A-63
     Capital Contributions...........................................................  A-63
     Tax Matters; Profits and Losses.................................................  A-63
     Operations......................................................................  A-63
     Termination of Management Agreements............................................  A-64
     Distributions...................................................................  A-64
     Term............................................................................  A-65

                                                                                       PAGE
                                                                                       ----
SUBSCRIPTION AGREEMENT...............................................................  A-65
     General.........................................................................  A-65
     Consent of the Company to Certain Transactions..................................  A-65
     Contributions of Additional Interests...........................................  A-65
     Distribution of Net Proceeds....................................................  A-65
     Forfeitures.....................................................................  A-66

1997 PERFORMANCE EQUITY PLAN OF CRSI.................................................  A-66

PRINCIPAL SHAREHOLDERS OF THE COMPANY................................................  A-67

SHARES ISSUED AND OUTSTANDING........................................................  A-68

CAPITAL STOCK OF THE COMPANY.........................................................  A-69
     General.........................................................................  A-69
     Company Common Stock............................................................  A-69
     Preferred Stock.................................................................  A-69
     Restrictions on Transfer........................................................  A-71
     Ohio Anti-Takeover Provisions...................................................  A-72

SHARES AVAILABLE FOR FUTURE SALE.....................................................  A-74

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS............................................  A-74
     General.........................................................................  A-74
     Taxation of the Company as a REIT...............................................  A-75
     Requirements for Qualification as a REIT........................................  A-76
     Future Tax Legislation..........................................................  A-80
     Tax Aspects of the Company's Investment in the Partnerships.....................  A-80
     Taxation of Taxable Domestic Shareholders.......................................  A-81
     Taxation of Tax-Exempt Shareholders.............................................  A-82
     Taxation of Foreign Shareholders................................................  A-83
     Other Tax Considerations........................................................  A-84

ERISA CONSIDERATIONS.................................................................  A-84

EXPERTS..............................................................................  A-85

LEGAL MATTERS........................................................................  A-85

GLOSSARY.............................................................................  A-86

INDEX TO FINANCIAL STATEMENTS........................................................   F-1

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information and financial information and statements, and the notes thereto, appearing elsewhere in this Prospectus. This Prospectus contains forward-looking statements that involve risks and uncertainties. Unless the context otherwise indicates, all references to the Company in this Prospectus shall include the Company, as well as the Operating Partnership, the Partnerships and the Properties and assumes that the actions set forth under "The Distribution" have taken place.

     See "Glossary" for the definitions of certain terms used in this Prospectus.

                                  THE COMPANY

     The Company was formed to act as the General Partner of the Operating Partnership and will operate as a real estate investment trust (a "REIT"). On and after the Distribution Date, the Operating Partnership will hold limited partner's interests in approximately 62 limited partnerships and member's interests in 2 limited liability companies (with the Company holding member's interests in 2 limited liability companies) (collectively, the "Interests"), which own an aggregate of 66 apartment communities with approximately 5,100 rental units (collectively, the "Properties"). The apartment communities constituting the Properties are located in Florida, Ohio, Indiana, Georgia, Kentucky, Michigan, Illinois, Maryland, South Carolina, Pennsylvania, Alabama and Tennessee and consist of multiple one-story buildings containing apartment units offering tenants four basic floor plans with furnished and unfurnished studios, one bedroom and two bedroom units.

     Pursuant to the Subscription Agreement (as defined below) between the Company and CRSI, CRSI may contribute certain equity interests (the "Additional Interests") in entities owning up to 11 additional apartment communities (the "Additional Properties") to either the Company or both of the Company and the Operating Partnership, as specified in the Subscription Agreement, upon obtaining the consent of the mortgage lender or lenders to the special purpose corporations ("SPCs") and the limited partnerships owning the Additional Properties for the transfer of any such Additional Interests and a determination by CRSI, in its sole discretion, that it is more feasible to maintain an economic interest in the Additional Property and contribute the associated Additional Interest to the Company than to sell (or otherwise dispose of) the Additional Property, in exchange for the issuance to CRSI of additional shares of the Class A Senior Preferred Stock. See "Subscription Agreement--Contributions of Additional Interests" and "The Formation--Contributions of Additional Interests." The apartment communities constituting the Additional Properties are located in Ohio, Florida, Georgia, Illinois, Indiana, Maryland, Michigan, Texas and West Virginia. CRSI and the Company presently intend that the Operating Partnership will also own all other interests in real properties that may be acquired in the future by the Company, if any.

                                THE DISTRIBUTION

Distributing Company............  Cardinal Realty Services, Inc., an Ohio corporation.

Distributed Company.............  Lexreit Properties, Inc., an Ohio corporation (the "Company").

Shares to be Distributed........  Up to 992,300 shares of Company Common Stock based on an estimate of not more than 4,942,000 shares of CRSI Stock expected to be outstanding on the Distribution Record Date (and taking into account the possible issuance of whole shares of Company Common Stock in lieu of fractional shares). Such shares, together with the whole shares representing the aggregate of the fractional share interests that will be rounded up to the nearest whole share (discussed below), will constitute 93% of the issued and outstanding shares of Company Common
                                  Stock immediately following the Distribution. See "Capital Stock of the Company" and "The Distribution -- Manner of Effecting the
                                  Distribution."

Distribution Ratio..............  One share of Company Common Stock for every five shares of CRSI Stock held on the Distribution Record Date. See "The Distribution -- Manner
                                  of Effecting the Distribution."

Fractional Share Interests......  Fractional share interests will not be issued in the Distribution.
                                  CRSI shareholders otherwise entitled to a fractional share of Company
                                  Common Stock will instead receive one additional whole share of
                                  Company Common Stock in lieu of such fractional share. See "The
                                  Distribution -- Manner of Effecting the Distribution."

CRSI Cash Dividend..............  In connection with the Distribution, on the Distribution Date, CRSI will pay a one-time, special cash dividend in an amount equal to at least 25% of the anticipated taxable dividend value of the Company
                                  Common Stock expected to be indicated on the IRS Form 1099-DIV (the
                                  "Anticipated Dividend Value") distributed to each holder of CRSI Stock as of the Distribution Record Date (the "CRSI Cash Dividend").
                                  Although CRSI will make a good faith effort to estimate the
                                  Anticipated Dividend Value at the time of the CRSI Cash Dividend, no assurances can be given that the amount of the CRSI Cash Dividend will be equal to at least 25% of the actual taxable value to be indicated
                                  on such IRS Form 1099-DIV.

Risk Factors....................  Shareholders should consider certain factors discussed under the heading "Risk Factors."

Reasons for the Distribution....  By effecting the Distribution, CRSI seeks to accomplish the following objectives:

                                  (1) To retain a portion of the economic benefits (both current cash flow and future appreciation) of the Properties for CRSI and
                                      CRSI's shareholders;

                                  (2) To increase its net income and earnings per share;

                                  (3) To remove nonrecourse mortgage indebtedness secured by the
                                      Properties from CRSI's balance sheet;

                                  (4) To improve its financial ratios (e.g., debt to equity, debt to total market capitalization, operating margins, adjusted earnings before interest, taxes, depreciation and amortization to revenues, return on assets and return on equity);

                                  (5) To allow each business (i.e., CRSI's real estate services business and CRSI's real estate investment business) to more appropriately address its specific requirements in a cost effective manner, including capital requirements;

                                  (6) To enable investors to evaluate each of the two businesses independently and, therefore, better understand and analyze each such business and direct their investments accordingly;

                                  (7) To provide analysts, investors and lenders with a clear basis on which to evaluate the business and operations of each company;

                                  (8) To enable CRSI to better and more efficiently pursue growth opportunities in its business and to finance such growth through the issuance of capital stock (or other equity securities) of CRSI
                                      (or an Affiliate), or through the proceeds of indebtedness, as applicable; and

                                  (9) To improve access to capital markets for CRSI and decrease CRSI's costs of raising capital because separation of the two businesses will enhance the ability of financial markets to appropriately evaluate and value CRSI's real estate services business.

                                  The foregoing statements constitute forward-looking statements.
                                  Prospective investors are cautioned that any such forward-looking statement is not a guarantee of future performance and involves risks and uncertainties. See "Risk Factors--Forward-Looking
                                  Statements."

Relationship with CRSI After the
  Distribution..................  Following the Distribution, the Manager, CRSI or a wholly-owned subsidiary of CRSI depending upon the Property in question, will continue to manage the Properties and CRSI will provide certain services to the Company. See "Certain Transactions; Transactions with
                                  CRSI." Immediately following the Distribution, CRSI will own 100% of the Company's Class A Senior Preferred Stock entitling it to receive
                                  $1,620,000 per annum in cumulative dividends and will own 7% of the
                                  Company Common Stock. In addition, CRSI will hold a 40% limited partner's interest in the Operating Partnership and between a 1% and
                                  10% general partner's or managing member's (21%, however, in the case of two limited liability companies) interest (the "Managing
                                  Interests") in the Partnerships. Following receipt of requisite consents from mortgage lenders, CRSI, in its sole discretion, may contribute the Additional Interests to the Company in exchange for additional shares of Class A Senior Preferred Stock. If CRSI contributes all of the Additional Interests to the Company, aggregate cumulative annual dividends which will accrue on the Class A Senior
                                  Preferred Stock will equal $1,980,000. See "--Contributions of
                                  Additional Interests."

Federal Income Tax                The Distribution and the CRSI Cash Dividend will be taxable events.
  Consequences..................  Each CRSI shareholder will be required to recognize dividend income
                                  (to the extent of CRSI's current and accumulated earnings and profits)
                                  on the receipt of (i) the shares of Company Common Stock in the
                                  Distribution in an amount up to the fair market value of the shares of
                                  Company Common Stock received in the Distribution and (ii) the CRSI
                                  Cash Dividend up to the amount received. To the extent the amount of the distribution to a shareholder exceeds his allocable share of
                                  CRSI's current or accumulated earnings and profits, such excess will be treated first as a recovery of his basis in his CRSI Stock (which will reduce his basis, if any, in his CRSI Stock) and the remainder as taxable gain. In this regard, although CRSI did not have any accumulated earnings and profits as of December 31, 1996, CRSI anticipates that it will have sufficient current earnings and profits for its taxable year ending December 31, 1997 to cause the entire values of the Company Common Stock and CRSI Cash Dividend to be taxed as a dividend. Although no assurances can be given, CRSI anticipates that the fair market value of a share of Company Common Stock as of the Distribution Date will be in the $.50--$2.00 range. The tax basis of the shares of Company Common Stock received by a CRSI shareholder in the Distribution will be the fair market value of such shares on the Distribution Date and the holding period for such shares of
                                  Company Common Stock will begin the day after the Distribution Date.
                                  Following the completion of CRSI's 1997 taxable year, CRSI will send shareholders a statement (on IRS Form
                                  1099-DIV) as to CRSI's belief as to the fair market value of the
                                  Company Common Stock as of the date of the Distribution and the portion (up to the full amount) of such fair market value and CRSI
                                  Cash Dividend that constitutes a taxable dividend. See "The
                                  Distribution-- Certain Federal Income Tax Consequences of the
                                  Distribution."

                                  As a result of the Distribution, CRSI will be required to include in its taxable income gain attributable to its receipt of the Interests, by way of a distribution from certain of its subsidiaries, that will, in turn, be contributed to the Company. The recognized gain will be an amount equal to the excess of the fair market value of such Interests as of the date they were distributed to CRSI over the distributing subsidiary's income tax basis in such Interests at such time. Although
                                  CRSI believes that it has sufficient tax attributes to offset such income, it will likely incur an alternative minimum tax liability equal to 2% of the amount of such gain recognized as a result of the
                                  Initial Transactions. Although not free from doubt, CRSI expects to take the position that the amount of this alternative minimum tax liability will be approximately $300,000. In addition, CRSI is likely to incur an additional alternative minimum tax liability if it contributes Additional Interests to the Company on or after the
                                  Distribution Date.

Post-Distribution Dividend        The Company anticipates paying dividends sufficient to maintain its
  Policies......................  status as a REIT (see "Risk Factors--Tax Risks" and "Distribution
                                  Policy") for the foreseeable future; however, the Company Common Stock is subject to the dividend preference of the Class A Senior Preferred
                                  Stock and there can be no assurance that dividends will be paid to the holders of Company Common Stock.

Trading Market..................  The Company Common Stock is expected to be traded, at least initially on the OTC Bulletin Board, a thin, illiquid market.

Distribution Record Date........  Subject to receipt of approval by CRSI shareholders of the
                                  Distribution at CRSI's annual shareholders meeting currently expected to be held in late July 1997, the Distribution Record Date will be
                                  August 4, 1997.

Distribution Agent, Transfer
  Agent and Registrar...........  Fifth Third Bank.

Distribution Date...............  The Distribution will be effective as of the close of business on
                                  September 30, 1997 (the "Distribution Date"). As soon as practicable thereafter, the Distribution Agent will commence mailing certificates representing shares of Company Common Stock and checks in payment of the CRSI Cash Dividend. Holders of CRSI Stock will not be required to make any payment or take any action, including tendering stock certificates, in order to receive Company Common Stock. See "The
                                  Distribution--Manner of Effecting the Distribution."

                                  RISK FACTORS

     An investment in the Company Common Stock involves numerous risks (see "Risk Factors"), including, among others:

     - the possibility of operating losses;

     - the Company's lack of liquidity;

     - risks associated with the "penny stock" rules;

     - absence of prior public market for, and possible volatility of the price of, the Company Common Stock;

     - adverse tax consequences if the Company fails to qualify as a REIT;

     - risks associated with distributing at least 95% of REIT taxable income, including the risk that actual Cash Available for Distribution will be insufficient to permit the Company to maintain its proposed initial distribution rate;

     - dependence of the Company on the Partnerships' net cash flow remaining after debt service requirements for its sole source of cash distributions;

     - risks affecting the apartment industry generally and the Properties specifically, including competition from other apartment developments, renovation and capital improvements, and requirements and future enactment of laws regulating multifamily housing;

     - risks associated with the leasing, acquisition and development of real property;

     - the Company's lack of operating history and lack of experience in operating in accordance with the requirements for maintaining its qualification as a REIT;

     - conflicts of interest between the Company and certain of its Affiliates, including lack of arm's length negotiations in connection with the Initial Transactions;

     - dependence of the Company on the Manager and CRSI; and

     - limitations on shareholders' ability to change control of the Company, including restriction of ownership of the Company Common Stock by any single person (except Bank of America National Trust and Savings Association and CRSI) up to 9% of the outstanding Company Common Stock.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

     The Company's investment objectives are to achieve long-term capital appreciation through increases in cash flows and fair market values of the Properties and to provide annual cash dividends to holders of its Company Common Stock after regular quarterly cash dividends to holders of its Class A Senior Preferred Stock (which, for the foreseeable future is expected to be and remain
CRSI); however, the Company Common Stock is subject to the dividend preference of the Class A Senior Preferred Stock and there can be no assurance that any dividends will ever be paid to the holders of the Company Common Stock. The Company intends to cause the Operating Partnership initially to distribute quarterly all Distributable Funds from Partnership Operations actually received from the Partnerships, as well as all net proceeds of sales and refinancings actually received from the Partnerships ("OP Distributable Funds"). The portion of OP Distributable Funds equal to the net income of the Operating Partnership as determined under generally accepted accounting principles, excluding gains (losses) from a transaction that generates sales or refinancing proceeds ("Modified Net Income") will be distributed to the partners in accordance with their respective percentage interests in the Operating Partnership. Any remaining OP Distributable Funds, i.e., those in excess of Modified Net Income of the Operating Partnership, will be distributed (i) 100% to the General Partner if such distributions are attributable to Partnership operations; provided, however, to the extent that distributions are made to the General Partner as a result of the proviso in clause (ii) below, an equivalent amount of distributions shall be made to the Limited Partner pursuant to this clause (i) prior to any distributions being made to the General Partner pursuant to this clause (i) or (ii) pro rata to the Partners in accordance with, and to the extent of, their respective positive capital account balances until no Partner has a positive capital account balance if such distributions are attributable to sales or refinancings of Properties or Additional Properties by the Partnerships and thereafter to the Partners in accordance with their respective percentage interests in the Company; provided, however, in no event shall the sale or refinancing proceeds to be distributed to the General Partner be less than the lesser of (x) the amount of taxable gain allocable to the General Partner as a result of the event giving rise to such sale or refinancing proceeds or (y) the amount necessary for the General Partner to meet its minimum distribution requirements under Sections 857 and 4981 of the Code, as determined by the General Partner in its reasonable discretion and taking into account the capacity of the General Partner to borrow funds to satisfy such distribution requirements. As General Partner of the Operating Partnership, the Company will control the declaration and payment of any distributions by the Operating Partnership but has agreed with CRSI (in the Operating Partnership Agreement), as Limited Partner, not to unreasonably withhold or retain OP Distributable Funds. The Company believes its investment objectives can be accomplished through the enhanced operation and management of, and selected capital improvements to, the Properties, although the Company will be initially dependent upon the efforts and decisions of CRSI and Manager in this regard. See "Certain Transactions; Transactions with CRSI." While the Company will not directly control or make capital financing, ownership or management decisions affecting the Properties, the Company may withhold its consent to the (i) mortgage financing, (ii) expansion and/or improvement or
(iii) sale of the Properties, in whole or in part, except in certain limited circumstances. See "--Distributions" and "Distribution Policy" and "Subscription Agreement."

     Except as provided in the Subscription Agreement with respect to the Additional Properties, the Company has no present plans to acquire or develop additional properties, however, the Company intends to evaluate, and has been structured so that it may take advantage of, future opportunities to acquire interests in additional properties. The Operating Partnership Agreement contemplates the possible issuance of additional limited partners' interests in the Operating Partnership. Partnership interests in the Operating Partnership could further be made convertible into shares of Company Common Stock. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over the equity interest of the Company. The Company also may hold temporary cash investments from time to time pending investment or distribution to shareholders. Although there are no immediate plans to acquire or develop real estate, CRSI believes that an ownership structure that includes the Operating Partnership will provide flexibility to the Company (through conversion rights, new classes of and other special terms of limited partner's interests) to finance future acquisitions, if any, of interests in additional real properties.

     The declaration and payment of any distributions by the Company will be at the discretion of the Company's Board of Directors and will depend on, among other things, the Company's receipt of cash distributions from the Operating Partnership, the Company's level of indebtedness, any contractual restrictions and other factors considered relevant by the Board. As General Partner of the Operating Partnership, the Company will control the declaration and payment of any distributions by the Operating Partnership. The Partnerships' cash distributions of their respective Distributable Funds from Partnership Operations will be determined, directly or indirectly, by CRSI (as Managing Partner) in light of certain cash needs, including requirements for investing and financing activities, maintenance reserves or escrows required by lenders or otherwise, and other anticipated cash needs. CRSI, as Managing Partner of each of the Partnerships, will agree with the Company (in the Operating Partnership Agreement) not to unreasonably withhold or retain Distributable Funds from Partnership Operations.

                              INITIAL TRANSACTIONS

     The principal transactions (the "Initial Transactions") in connection with the formation (the "Formation") of the Company as a REIT and the acquisition of the Interests by the Company and the Operating Partnership are as follows:

     - The Company was formed as an Ohio corporation and a wholly-owned subsidiary of CRSI on April 4, 1997. One hundred shares of Company Common Stock were issued to CRSI for $1,000.

     - On or before the Distribution Date, CRSI will contribute additional cash in the amount of $999,000 together with 60% of the Interests in each of the Partnerships (79% in the case of two limited liability companies) to the Company and will receive 100% of the Class A Senior Preferred Stock and up to 1,066,900 additional shares of Company Common Stock, constituting 100% of the outstanding Company Common Stock.

     - On or before the Distribution Date, the Company and CRSI will form the Operating Partnership as an Ohio limited partnership, with the Company as the General Partner with a 60% economic interest and CRSI as the Limited Partner with a 40% economic interest in the Operating Partnership. As capital contributions, the Company will contribute 60% of the Interests in each of the Partnerships (excluding two limited liability companies in which the Company will hold a 79% member's interest) to the Operating Partnership, and the CRSI Group will contribute the remaining 40% of the Interests in each of the Partnerships (excluding two limited liability companies in which the CRSI Group will retain a 21% member's interest) to the Operating Partnership.

     See "The Formation" for a further discussion of the benefits to, and value received by, CRSI in connection with the Initial Transactions.

                     CONTRIBUTIONS OF ADDITIONAL INTERESTS

     Immediately prior to consummation of the Distribution, when CRSI will contribute an Interest in each of the Partnerships (in most cases, 60%, but in the case of two limited liability companies, 79%) to the Company, as described above under "Initial Transactions," there will be 11 Additional Properties, 7 of which are owned by SPCs, all of the issued and outstanding capital stock of which is owned by CRSI, and 4 of which are owned by limited partnerships, with CRSI as the general partner, the interests in which will not have been transferred because each such transfer requires the consent of a mortgage lender or lenders. A list of the Additional Properties is set forth on Exhibit 99.2 to the Company's Registration Statement on Form S-11, of which this Prospectus forms a part. CRSI will evaluate each Additional Property to determine whether it is more feasible to maintain an economic interest in the Additional Property and contribute the associated Additional Interest to the Company than to sell (or otherwise dispose of) the Additional Property. If CRSI determines to contribute Additional Interests to the Company, CRSI will continue to use its reasonable best efforts to obtain the required mortgage lender consent or consents and, upon obtaining the consent of the mortgage lender or lenders for the transfer of any Additional Interests, (i) with respect to SPC-owned Additional Properties, 100% of the capital stock of each SPC owning an Additional Property will be contributed to the Company by CRSI, and (ii) with respect to partnership-owned Additional Properties, a 60% limited partner's interest in each of the partnerships owning such Additional Property will be contributed to the Company by CRSI, in any case, in exchange for shares of Class A Senior Preferred Stock in an amount equal to the Value of the Additional Interest being contributed. As capital contributions, the Company will contribute its Additional Interest in each of the partnerships owning the partnership-owned Additional Properties to the Operating Partnership, and the CRSI Group will contribute the remaining 40% of the Additional Interest in each of such partnerships to the Operating Partnership. At the time of any additional contribution as described in this paragraph, CRSI will provide to the Company a representation and warranty that, to the best of CRSI's knowledge, there has been no change to the underlying Additional Property or its operations that would have a material adverse effect on the value of the Additional Property.

                              ORGANIZATIONAL CHART

     As a result of the Distribution and the Initial Transactions, the relationships among the Company, CRSI, the Operating Partnership and the Partnerships will be as follows:

                                    CURRENT
                                 SHAREHOLDERS
Distribution of 93% of              OF CRSI                      93% Company Common Stock
 Company Common Stock                |
                                     |
        ------------------------------
        |
      CRSI
                               7% Company Common
(CRSI's interests in the    Stock and 100% Preferred
  stock of the Company,     Stock for Contribution of                            COMPANY
     the Operating          $1,000,000 cash and 60%                                |            60% General Partner's Interest
  Partnership and the       of LP and LLC Interests(1)          40% LP Interest    |                  for Contribution of
 Partnerships represent                                       for Contribution of  |                   60% of LP and LLC
  approximately a 49%----------------------                      40% of LP and     |                       Interests
 equity interest in the                   |                       LLC Interests    |
      Properties)|                        |                                        |
                 |                        |                                        |
                 |                        |                                        |
Distribution of  |            Managing    |                                        |
  LP and LLC     |            Interest    |                                        |
  Interests      |            Retained    |                                        |
                 |                        |                                     OPERATING
                 |                        |                                    PARTNERSHIP
                 |        100%            |                                        |
                 |                        |                                        |                      LP and LLC Interests
               CRSI                       |                                        |
               SUBS                       |                                        |
                                          |                                        |
                                          -------------------------------------PARTNERSHIPS
                                                                                   |
                                                                                   |
                                                                                   |
                                                                                   |
                                                                                   |
                                                                               PROPERTIES
---------------

 (1) Includes contribution of 79% of LLC Interests in the case of two LLCs, which LLC
     Interests will remain with the Company.
   * Above references to "LP" shall mean limited partner's.
  ** Above references to "LLC" shall mean limited liability company.

                                 DISTRIBUTIONS

     In order to qualify as a REIT, the Company generally will be required each year to distribute to its shareholders at least 95% of its net taxable income (excluding any net capital gain). As a REIT, the Company will be subject to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by it with respect to any calendar year are less than the sum of (a) 85% of its ordinary income plus (b) 95% of its net capital gain income for that year plus (c) any such amounts not distributed in prior years. The Company intends to make distributions to its shareholders to comply with the 95% distribution requirement and to avoid the nondeductible excise tax. The Company's income will consist primarily of its allocable share of the income of the Operating Partnership, the two limited liability companies, Interests in which will be held directly by the Company and, if and when contributed to the Company as Additional Interests, the income of the SPCs, if any.

     The Company intends to make regular annual cash distributions to holders of Company Common Stock initially equal to $0.16 per share ($.04 per share on account of the three months ending December 31, 1997); however, the Company Common Stock is subject to the dividend preference of the Class A Senior Preferred Stock and there can be no assurance that any dividends will ever be paid to the holders of the Company Common Stock. The Company intends to make regular quarterly distributions to holders of Class A Senior Preferred Stock equal to $90 per share ($360 per share on an annual basis). Dividends on the Class A Senior Preferred Stock not paid currently will accumulate. No dividends or distribution will be made in respect of the Company Common Stock at any time while accrued dividends on the Class A Senior Preferred Stock remain unpaid. Following the receipt of requisite consents from mortgage lenders, CRSI, in its sole discretion, may contribute the Additional Interests to the Company in exchange for additional shares of Class A Senior Preferred Stock. If CRSI contributes all of the Additional Interests to the Company, aggregate cumulative annual dividends which will accrue on the Class A Senior Preferred Stock will equal $1,980,000. The declaration and payment of any distributions by the Company will be at the discretion of the Company's Board of Directors and will depend on, among other things, the Company's receipt of cash distributions from the Operating Partnership, the Company's level of indebtedness, any contractual restrictions and other factors considered relevant by the Company's Board of Directors.

     The Company intends to cause the Operating Partnership initially to distribute quarterly all OP Distributable Funds. The portion of OP Distributable Funds equal to the Modified Net Income of the Operating Partnership will be distributed to the partners in accordance with their respective percentage interests in the Operating Partnership. Any remaining OP Distributable Funds, i.e., those in excess of Modified Net Income of the Operating Partnership, will be distributed (i) 100% to the General Partner if such distributions are attributable to Partnership operations; provided, however, to the extent that distributions are made to the General Partner as a result of the proviso in clause (ii) below, an equivalent amount of such distributions shall be made to the Limited Partner pursuant to this clause (i) prior to any distributions being made to the General Partner pursuant to this clause (i) or (ii) pro rata to the partners in accordance with, and to the extent of, their respective positive capital account balances if such distributions are attributable to sales or refinancings of Properties or Additional Properties by the Partnerships until no Partner has a positive capital account balance and thereafter to the Partners in accordance with their respective percentage interests in the Company; provided, however, in no event shall the sale or refinancing proceeds to be distributed to the General Partner be less than the lesser of (x) the amount of taxable gain allocable to the General Partner as a result of the event giving rise to such sale or refinancing proceeds or (y) the amount necessary for the General Partner to meet its minimum distribution requirements under Sections 857 and 4981 of the Code, as determined by the General Partner in its reasonable discretion and taking into account the capacity of the General Partner to borrow funds to satisfy such distribution requirements. As General Partner of the Operating Partnership, the Company will control the declaration and payment of any distributions by the Operating Partnership but has agreed with CRSI (in the Operating Partnership Agreement), as Limited Partner, not to unreasonably withhold or retain, OP Distributable Funds. The Partnerships' distributions of their respective Distributable Funds from Partnership Operations will be determined, directly or indirectly, by CRSI, as the Managing Partner of the Partnerships in light of certain cash needs, including requirements for investing and financing activities, maintenance reserves or escrows required by lenders or otherwise, and other anticipated cash needs. As the Managing Partner of the Partnerships, CRSI (in the Operating Partnership Agreement) has agreed not to unreasonably withhold or retain Distributable Funds from Partnership Operations.

     The statements in the two preceding paragraphs are forward-looking statements involving certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. Factors that might cause such differences are discussed elsewhere in this Prospectus. See "Distribution Policy" for information regarding the basis for the Company's estimates and "Risk Factors."

                           TAX STATUS OF THE COMPANY

     The Company intends to elect to be taxed as a REIT under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 1997. If the Company qualifies as a REIT, under current Federal income tax laws the Company generally will not be subject to Federal income tax on income it distributes to shareholders as long as it distributes at least 95% of its REIT taxable income currently and satisfies a number of organizational and operational requirements. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to Federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates, which would effectively impose on the Company's shareholders the "double taxation" that generally results from investment in a corporation. See "Risk Factors--Tax Risks--Failure to Qualify as a REIT" and "Certain Federal Income Tax Considerations." Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and may be subject to state income and, possibly, Federal excise taxes on its undistributed income.

                   SUMMARY COMBINED PRO FORMA FINANCIAL DATA

     The following table presents financial data on a pro forma basis for the Company, and on a historical basis for the Lexreit Properties Group. The information set forth below should be read in conjunction with "Unaudited Pro Forma Condensed Combined Financial Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Combined Historical Financial Statements and notes thereto included elsewhere in this Prospectus. The Historical Statements of Operations Data set forth below for each of the three years in the period ended December 31, 1996 and the Balance Sheet Data at December 31, 1996 and 1995 are derived from, and are qualified by reference to, the audited combined financial statements included elsewhere in this Prospectus. The Pro Forma 1996 Statement of Operations Data and Balance Sheet Data is derived from the Condensed Combined Pro Forma Financial Statements and Notes thereto included elsewhere in this Prospectus. The Balance Sheet Data at December 31, 1994, 1993 and 1992 are derived from unaudited combined financial statements of the Lexreit Properties Group not included in this Prospectus. The Statement of Operations Data for the period ended December 31, 1992 and for the year ended December 31, 1993 are derived from unaudited combined financial statements of the Lexreit Properties Group not included in this Prospectus.

     The historical financial information of the Lexreit Properties Group and the Company's Pro Forma financial information may not be indicative of the Company's future performance and does not necessarily reflect what the financial position and results of operations of the Company would have been had the Company operated as a separate, stand-alone entity during the periods presented.

  SUMMARY FINANCIAL AND OPERATING DATA (000S OMITTED, EXCEPT PER SHARE AMOUNT)

                                                               HISTORICAL
                                        --------------------------------------------------------    PRO FORMA
                                        1992 (1)      1993        1994        1995        1996        1996
                                        --------    --------    --------    --------    --------    ---------
STATEMENTS OF OPERATIONS DATA
  Rental and Other Revenues...........  $  6,684    $ 21,621    $ 22,646    $ 23,593    $ 25,148    $ 25,148
  Operating Expenses..................     2,900       9,268       9,724      10,493      10,772      10,932
                                        --------    --------    --------    --------    --------    --------
      Net Operating Income............     3,784      12,353      12,922      13,100      14,376      14,216
                                        --------    --------    --------    --------    --------    --------
  Interest Expense....................     2,208       7,190       7,922       7,684       8,605       8,576
  Other Maintenance...................       434       1,329       1,531       2,349       1,481       1,595
  Depreciation and Amortization (2)...        --          --          --          --       2,863       2,983
  General and Administrative..........        --          --          --          --          --         557
  Other Costs.........................       559         622       1,139         897         590         705
                                        --------    --------    --------    --------    --------    --------
                                           3,201       9,141      10,592      10,930      13,539      14,416
                                        --------    --------    --------    --------    --------    --------
  Less: Amount credited to carrying
    value of real estate (2)..........      (583)     (3,212)     (2,330)     (2,170)         --          --
  Income/(loss) before Extraordinary
    Item, Taxes and Minority
    Interest..........................        --          --          --          --         837        (200)
                                        --------    --------    --------    --------    --------    --------
  Extraordinary gain/(loss) (4).......        --       1,859       2,029         219      (2,475)         --
  Minority Interest...................        --          --          --          --          --        (217)
                                        --------    --------    --------    --------    --------    --------
  Net Income/(loss) before Income
    Taxes.............................        --       1,859       2,029         219      (1,638)       (417)
  Income Tax Provision/(Benefit)
    (3)...............................        --         907         803          85        (639)         --
                                        --------    --------    --------    --------    --------    --------
  Net Income/(loss)...................  $      0    $    952    $  1,226    $    134    $   (999)       (417)
                                        ========    ========    ========    ========    ========
                                                                                                    --------
  Preferred Stock Distributions.......                                                                (1,620)
                                                                                                    --------
  Net Income/(loss) attributable to
    common shares.....................                                                              $ (2,037)
                                                                                                    --------
  Net (loss) per common share(6)......                                                              ($  2.43)
                                                                                                    ========

                                                               HISTORICAL
                                        --------------------------------------------------------    PRO FORMA
                                        1992 (1)      1993        1994        1995        1996        1996
                                        --------    --------    --------    --------    --------    --------
OTHER FINANCIAL DATA
  Capital Expenditures (2)............       N/A         N/A         N/A         N/A    $    373    $    373
                                        ========    ========    ========    ========    ========    ========
  Funds from Operations (5)...........  $    583    $  3,212    $  2,330    $  2,170    $  3,590    $  2,554
                                        ========    ========    ========    ========    ========    ========
  Number of Properties................        64          64          64          65          66          66
                                        ========    ========    ========    ========    ========    ========
  Number of Apartment Units...........     4,987       4,987       4,987       5,047       5,118       5,118
                                        ========    ========    ========    ========    ========    ========
BALANCE SHEET DATA
  Land and Buildings(1)(2)............  $105,130    $101,924    $ 99,598    $ 98,775    $ 97,821    $ 97,821
  Operating Cash......................     2,000       3,025       2,310       1,681       2,110       3,110
  Funds held in Escrow................     3,017       2,623       4,049       3,824       4,367       4,367
  Receivables.........................       656         532         543         516         529         529
  Other Assets........................       677         612       1,245       1,254       2,428       3,028
                                        --------    --------    --------    --------    --------    --------
      Total Assets....................  $111,480    $108,716    $107,745    $106,050    $107,255    $108,855
                                        ========    ========    ========    ========    ========    ========
  Mortgage Debt.......................  $ 89,790    $ 86,260    $ 86,356    $ 89,742    $ 93,043    $ 93,043
  Other Liabilities...................    13,168      12,129       9,992       4,648       4,093       4,693
  Investment by CRSI..................     8,522      10,327      11,397      11,660      10,119         N/A
  Minority Interest...................                                                                 4,594
  Shareholders' Equity................                                                                 6,525
                                        --------    --------    --------    --------    --------    --------
  Total Liabilities and Equity........  $111,480    $108,716    $107,745    $106,050    $107,255    $108,855
                                        ========    ========    ========    ========    ========    ========

---------------

(1) CRSI applied "Fresh Start" accounting upon its emergence from Chapter 11 bankruptcy on September 11, 1992. Fresh Start accounting was also applied to the Properties wholly-owned by CRSI at that time. Therefore, the operations for 1992 includes only the period from September 11, 1992 to December 31, 1992. In addition, as a result of applying Fresh Start accounting the non-recourse mortgages on the Properties were adjusted to the estimated value of the collateral as of September 11, 1992.

(2) During 1995 and prior years, CRSI had attempted to market and sell the Properties and classified the Properties as Held for Sale. While the Properties were held for sale, the results of operations from the Properties were credited to the carrying value of the real estate and no revenues, operating expenses or depreciation were included in the statements of income. Due to this policy from 1992 through 1995 all expenditures were capitalized. Commencing January 1, 1996 a capitalization program was implemented to capitalize major improvements to the Properties.

(3) The income tax provision represents the Lexreit Properties Group's share of CRSI's income tax provision which is intended to approximate the provision that would have been reported had the Lexreit Properties Group filed separate tax returns, and it does not affect the net investment by CRSI. All tax provisions relate to the extraordinary gains or losses in 1993, 1994 and 1995. In 1996, the tax provision includes a provision of approximately $326,000 related to operating income.

(4) The extraordinary gains and losses from the Properties are attributable to the refinancing of Property mortgages. Such gains and losses were not applied to the asset values but were reported as income or loss in the period incurred.

(5) As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), Funds From Operations (FFO) represents net income/(loss) before minority interest, excluding depreciation on real estate, extraordinary gains or losses and including income credited to carrying value of real estate. See Note 2. In addition, the Company will review the capitalization program for the Properties as compared with other REITs.

(6) Pro Forma Net Income Per Common Share equals Pro Forma Net Income divided by the 837,000 shares of Company Common Stock outstanding on a pro forma basis based upon the CRSI shares outstanding at December 31, 1996 converted based on one Company share for every five CRSI shares, plus shares of Company Common Stock issued to CRSI.

                                  RISK FACTORS

     Holders should carefully consider, among other factors, the matters described below, each of which could have adverse consequences to the Company and adversely affect the value of the Company Common Stock.

POSSIBILITY OF OPERATING LOSSES

     The Partnerships have incurred operating losses on a combined basis in four of the five years since the date of confirmation (August 26, 1992) of the Third Amended Plan of Reorganization of CRSI and its Substantively Consolidated Subsidiaries (the "Chapter 11 Bankruptcy Plan of Reorganization"). There can be no assurance that the Company will not experience operating losses or have Cash Available for Distribution sufficient to effect any distributions to holders of Company Common Stock or even to holders of the Class A Senior Preferred Stock in the future.

LACK OF LIQUIDITY

     The Company will maintain a relatively illiquid cash position. The Company has no current line of credit and has no current intention of securing a line of credit. The Company's sole significant asset will be its general partner's interest in the Operating Partnership (and, if and when contributed, the capital stock of the SPCs). Further, the fact that the Company must distribute 95% of its REIT taxable income in order to maintain its qualifications as a REIT will limit the ability of the Company to rely upon cash flow from operations to finance its activities. The Company intends to make distributions to its shareholders to comply with the 95% distribution requirement and to avoid any nondeductible excise tax. It is possible that the Company could require short-term borrowing proceeds to meet its REIT distribution requirements in the future. There can be no assurance that the Company will be able to effect such financing. Following CRSI's initial contribution of cash to the Company, the Company's cash flow will consist primarily of distributions from the Operating Partnership. See "Distribution Policy" and "--Tax Risks."

NO LIMITATION ON DEBT; ABILITY TO ISSUE BLANK CHECK PREFERRED STOCK

     The Company's organizational documents do not contain any limitation on the amount or percentage (of total capitalization) of indebtedness the Company may incur, and the Board of Directors could alter or eliminate the Company's current borrowing policy. If this policy were changed or eliminated, the Company could become leveraged, resulting in debt service requirements, which could adversely affect the Company's Cash Available for Distribution. The Company's Articles of Incorporation authorize the Board of Directors to issue up to 500,000 shares of Blank Check Preferred Stock and to establish certain preferences and rights of any such shares issued. See "Capital Stock of the Company--Preferred Stock." The issuance of shares of Blank Check Preferred Stock with preferential distribution rights could diminish the Cash Available for Distribution to the holders of Company Common Stock. In addition, the issuance of such shares could have the effect of delaying or preventing a change in control of the Company even if a change in control were in the shareholders' interest. See "--Board's Ability to Change Policies."

"PENNY STOCK" RULES

     Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Commission. Penny stocks generally are equity securities with a price of less than $6.00 (other than securities registered on certain national securities exchanges or quoted on the National Association of Securities Dealers Automated Quotation System). CRSI believes that the penny stock rules will be applicable to the Company Common Stock after the Distribution. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell such securities to persons other than established customers and accredited investors (generally, those persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse), must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules and could result in loss of liquidity for holders of Company Common Stock.

ABSENCE OF PRIOR PUBLIC MARKET FOR, AND POSSIBLE
VOLATILITY OF PRICE OF, THE COMPANY COMMON STOCK

     There is currently no established public trading market nor has there been any established public trading market for the Company Common Stock. The Company Common Stock is expected to be traded on the OTC Bulletin Board, which is a thin, illiquid market. There can be no assurance as to the prices at which Company Common Stock will trade after the Distribution Date or even that an orderly trading market for the Company Common Stock will develop or continue. The price of securities of publicly traded corporations may fluctuate over a wide range. Prices for Company Common Stock will be determined in the marketplace and may be influenced by many factors, including the operating performance of the Company, the depth and liquidity of the market for Company Common Stock (i.e., the lack of an active market which may result in a discount for illiquidity), investor perception of the Company and general economic and market conditions. There can be no assurance that holders will be able to sell the Company Common Stock at an acceptable (i.e., non-discounted) price or at all.

TAX RISKS

     Failure to Qualify as a REIT. The Company intends to operate as a REIT under the Code, commencing with its initial taxable year ending December 31, 1997. The Company has not requested, and does not expect to request, a ruling from the IRS or a tax opinion regarding its status as a REIT. Qualification as a REIT involves the application of technical and complex provisions of the Code for which there are only limited judicial or administrative interpretations. The determination of various factual matters and circumstances not entirely within the Company's control may affect its ability to qualify as a REIT. In addition, no assurance can be given that legislation, regulations, administrative interpretations or court decisions will not significantly change the rules applicable to the Company with respect to its qualification as a REIT or the Federal income tax consequences of such qualification.

     If the Company were to fail to qualify as a REIT in any taxable year, the Company would not be allowed a deduction for distributions to shareholders in computing its taxable income and would be subject to Federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates, which would effectively impose on the Company's shareholders the "double taxation" that generally results from an investment in a C corporation. Unless entitled to relief under certain Code provisions, the Company also would be disqualified from treatment as a REIT for the four taxable years following the year during which REIT qualification was lost. As a result, the Cash Available for Distribution to the shareholders could be reduced or eliminated for each of the years involved. Although the Company currently intends to operate in a manner designed to qualify it as a REIT, it is possible that future economic, market, legal, tax or other considerations may cause the Board of Directors to revoke the REIT election.

     REIT Minimum Distribution Requirements. In order to qualify as a REIT, the Company generally will be required each year to distribute to its shareholders at least 95% of its net taxable income (excluding any net capital gain). As a REIT, the Company will be subject to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by it with respect to any calendar year are less than the sum of (a) 85% of its ordinary income plus (b) 95% of its capital gain net income for that year plus (c) any such amounts not distributed in prior years. The Company intends to make distributions to its shareholders to comply with the 95% distribution requirement and to avoid the nondeductible excise tax. The Company's income will consist primarily of its allocable share of the income of the Operating Partnership.

APARTMENT INDUSTRY RISKS

     Operating Risks. The Properties are subject to all operating risks common to apartment projects in general. Such risks include competition from other apartment developments; excessive building of comparable properties or increases in unemployment in the areas in which communities are located, either of which might adversely affect apartment occupancy or rental rates; increases in operating costs due to inflation and other factors, which increases may not necessarily be offset by increased rents; the inability or unwillingness of residents to pay rent increases; and future enactment of rent control laws or other laws regulating multifamily housing, including present and possible future laws relating to access by physically impaired persons. See "--Costs of Compliance with Certain Laws." If any of the foregoing concerns materialize, the Company's ability to make expected distributions to shareholders could be adversely affected.

     Investment in Single Industry. All of the current Properties are apartment communities. The Company does not expect to seek to diversify its real estate investments and will therefore be subject to risks inherent in investments in a single industry.

     Geographic Concentration. The Properties are located primarily in suburban and rural areas in the Southeast and Midwest. Fifteen of the Properties are located in Ohio, 15 of the Properties are located in Indiana and 12 of the Properties are located in Florida. Significant adverse changes in the operating results of any of the Properties, in economic conditions or in the market for available rental housing in any of the Company's markets could have a material adverse effect on rental revenues of any such Properties. A decrease in rental revenues from the Properties could adversely affect the Company's ability to make expected distributions to its shareholders.

     Renovation and Capital Improvements Requirements. Apartment communities require continuing renovation and capital improvements to remain competitive. Certain lending arrangements with respect to some of the Properties also require such renovations and improvements. While the Partnerships each will maintain major maintenance and capital reserve funds to fund such renovations and improvements, required expenditures could exceed the Company's expectations. If that occurs, the incremental costs could adversely affect expected distributions to shareholders. In addition, renovations and other capital improvements entail certain risks, including environmental risks, construction cost overruns and delays and unanticipated downturns in demand or unanticipated emergence of competition in the affected market.

REAL ESTATE INVESTMENT RISKS

     Value and Illiquidity of Real Estate. Real estate investments are relatively illiquid. The Company's ability to vary its portfolio of apartment communities in response to changes in economic and other conditions will therefore be limited. In addition, certain significant expenditures associated with each equity investment (such as mortgage payments, real estate taxes and maintenance costs) are generally fixed, and therefore, not reduced when circumstances cause a reduction in income from the investment. Moreover, approximately one-third of the Properties are currently subject to mortgages containing cross-default and cross-collateralization provisions such that the sale of any one of these Properties is further limited.

     Uninsured and Underinsured Losses. The Partnerships intend, and in many instances are required, to maintain building casualty, public liability, crime and business interruption insurance and various excess coverage policies on each apartment community. The Manager believes the apartment communities' coverage is of the type and amount, including coverage limits and deductibility provisions, customarily carried on similar properties. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes and floods, that may be uninsurable or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose its investment in the affected apartment community as well as the anticipated future revenues from that apartment community.

     Acquisition Risks. The Company's investment objectives are to achieve long-term capital appreciation through increases in cash flows and fair market values of the Properties, and to provide annual cash dividends to its holders of Company Common Stock after regular quarterly cash dividends to holders of its Class A

Senior Preferred Stock (which, for the foreseeable future is expected to be and remain CRSI); however, the Company Common Stock is subject to the dividend preference of the Class A Senior Preferred Stock and there can be no assurance that any dividends will ever be paid to the holders of the Company Common Stock. The Company believes that these objectives can be accomplished through the operation and management of, and selected capital improvements to, the Properties, although the Company will be largely dependent upon the efforts and decisions of CRSI and Manager in this regard. See "Certain Transactions; Transactions with CRSI." While the Company has no present plans to acquire or develop additional properties (except for the Additional Interests as provided in the Subscription Agreement), the Company intends to evaluate, and has been structured so that it may take advantage of, future opportunities to acquire interests in additional properties. The Operating Partnership Agreement contemplates the possible issuance of additional limited partner's interests in the Operating Partnership. Partnership interests in the Operating Partnership could further be made convertible into shares of Company Common Stock. The Company may incur certain risks, including the expenditure of funds on, and the devotion of management's time to, transactions that may not come to fruition. Additional risks inherent in acquisitions (including acquisitions of the Additional Interests under the Subscription Agreement) include risks that the acquired properties will not achieve anticipated occupancy levels, that judgments with respect to improvements to bring acquired properties to the Company's standards will prove inaccurate and that the value of an Additional Property may decline between the date of this Prospectus and the date at which the Company acquires such Additional Property (although CRSI must represent to the Company that, to the best of its knowledge, there has been no change to the underlying Additional Property or its operations that would have a material adverse effect on the value of the Additional Property). In addition, because the Company anticipates that new acquisitions, if any, may be financed with limited partners' interests that may be convertible into shares of Company Common Stock, such acquisitions will have a dilutive effect on the ownership percentage of partners of the Operating Partnership and of holders of Company Common Stock. The Company also may hold temporary cash investments from time to time pending investment or distribution to shareholders.

     Development and Redevelopment Risks. The Partnerships may develop and redevelop apartment communities when they believe that doing so is consistent with their respective business strategies. While the Company's policies with respect to these activities are currently intended to limit some of the risks associated with those activities, continued project development will be subject to a number of risks, including that construction and/or permanent financing may not be available on favorable terms, construction costs of a property may exceed original estimates, occupancy rates may not stabilize at anticipated levels, permanent financing may not be available on completion of construction and construction may not be completed on schedule. If any Partnership undertakes but elects not to proceed with a development or redevelopment opportunity, the costs associated therewith will ordinarily be charged against income for the current period. There can be no assurance that, if undertaken, any such development project will be completed or, if completed, that the costs of construction will not exceed, by a material amount, projected costs. These activities are also subject to risks relating to the inability to obtain, or delays in obtaining, the necessary zoning, land-use, building, occupancy and other required governmental permits and authorizations.

     Except as provided in the Subscription Agreement with respect to the Additional Interests, the Company has no present plans to acquire or develop additional properties, however, the Company intends to evaluate, and has been structured so that it may take advantage of, future opportunities to acquire interests in additional properties. The Operating Partnership Agreement contemplates the possible issuance of additional limited partners' interests in the Operating Partnership. Partnership interests in the Operating Partnership could further be made convertible into shares of Company Common Stock. While the Company will not directly control or make capital financing, ownership or management decisions affecting the Properties, the Company may withhold its consent to the (i) mortgage refinancing of any Property prior to the maturity of an outstanding mortgage loan secured by the affected Property (whether scheduled or by virtue of acceleration), (ii) expansion and/or improvement of the Properties or (iii) sale of such Properties, in whole or in part, except in certain limited circumstances. See "Subscription Agreement--Consent of the Company to Certain Transactions." Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over the equity interests of the Company. In addition, because the Company anticipates that the development and redevelopment of apartment communities may be financed with limited partners' interests which may be convertible into shares of Company Common Stock, such financing may have a dilutive effect on the ownership percentage of partners of the Operating Partnership and of holders of Company Common Stock. See "Certain Transactions; Transactions with CRSI."

REAL ESTATE FINANCING RISKS

     Each of the Properties is subject to a mortgage, which must be refinanced in the future at or prior to its maturity. The average remaining term to maturity of the mortgages is approximately 7 years with a weighted average contractual interest rate of 8.6%. As a result, some of the Partnerships may be subject to the risks normally associated with debt financing, including the risk that the Partnership's cash flow will be insufficient to meet required payments of principal and interest and the risk that the Partnership will not be able to refinance that indebtedness on terms and at an interest rate as favorable as those of the existing mortgage. If a Partnership incurs variable rate mortgage indebtedness or a less favorable fixed interest rate or less favorable mortgage terms, such changes could have an adverse effect on Distributable Funds from Partnership Operations, OP Distributable Funds and, in turn, Cash Available for Distribution which would negatively impact distributions to Company shareholders. While the Company will not directly control or make capital financing, ownership or management decisions affecting the Properties, the Company may withhold its consent to the (i) mortgage refinancing, (ii) expansion and/or improvement of the Properties or (iii) sale of such Properties, in whole or in part, except in certain limited circumstances. See "Subscription Agreement-- Consent of the Company to Certain Transactions."

     In addition, if a Property is mortgaged to secure payment of indebtedness and the Partnership is unable to make mortgage payments, the Property could be foreclosed upon by, or otherwise transferred to, the mortgagee with a consequent loss of income and asset value to the Company. As of the date of this Prospectus, 22 of the Properties and 4 additional apartment communities not included among the Properties or the Additional Properties (collectively, the "PaineWebber Properties") are mortgaged pursuant to mortgages containing cross-default and cross-collateralization provisions to secure payment of all such first mortgage indebtedness owing by the Partnerships (and other entities) that own the PaineWebber Properties. If a Partnership (or other entity) that owns a PaineWebber Property is unable to make mortgage payments on such PaineWebber Property, then all of the PaineWebber Properties could be foreclosed upon by, or otherwise transferred to, the mortgagee with a consequent loss of income and asset value to the Company.

POTENTIAL ENVIRONMENTAL LIABILITY

     Under various Federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances on, under or in the property. This liability may be imposed without regard to whether the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. Furthermore, a person that arranges for the disposal of a hazardous substance at another property or transports a hazardous substance for disposal or treatment at another property may be liable for the costs of removal or remediation of hazardous substances at that property, regardless of whether that person owns or operates that property. The costs of any such remediation or removal may be substantial, and the presence of any such substance, or the failure promptly to remediate any such substance, may adversely affect the property owner's ability to sell or lease the property or to borrow using it as collateral. Other Federal, state and local laws, ordinances and regulations require abatement or removal of certain asbestos-containing materials in connection with demolition or certain renovations or remodeling, impose certain worker protection and notification requirements, and govern emissions of and exposure to asbestos fibers in the air. Other Federal, state and local laws, ordinances and regulations and the common law impose on owners and operators certain requirements regarding conditions and activities that may affect human health or the environment. These conditions and activities include, for example, the presence of lead in drinking water and the presence of lead-containing paint in occupied structures. Failure to comply with applicable requirements could result in difficulty in the lease or sale of any affected property or the imposition of monetary penalties, in addition to the costs required to achieve compliance and potential liability to third parties. CRSI, the Manager, the Company, the Operating

Partnership or the affected Partnership, as the case may be, may be potentially liable for such costs or claims in connection with the ownership and operation of the apartment communities.

     Phase I environmental site assessments have been completed within the last 36 months for more than one-half of the Properties and Additional Properties, and no Phase II environmental site assessments have been conducted for the Properties or the Additional Properties. None of the Phase I environmental site assessments revealed any environmental contaminant or condition that CRSI believes would have a material adverse effect on the Company, the Operating Partnership, the Partnerships, the Properties or the Additional Properties. Furthermore, CRSI is not aware of any such contamination or condition. Nevertheless, it is possible that there exists material environmental contamination of which CRSI is unaware.

     No assurance can be given that (i) the assessments referred to above revealed all potential environmental liabilities, (ii) future or amended laws, ordinances or regulations, or more stringent interpretations or enforcement policies of existing environmental requirements, will not impose any material environmental liability, (iii) the environmental condition of the apartment communities has not been and will not be affected by changes in the condition of properties in the vicinity of the apartment communities or by the acts of third parties unrelated to the Company, the Operating Partnership or a Partnership, or
(iv) future acquisitions of apartment communities will not impose any material environmental liability. See "Business and Properties--Environmental Matters."

THE COMPANY'S LACK OF OPERATING HISTORY AND RELATIONSHIP WITH CRSI

     The Company is a newly formed corporation. Accordingly, the Company does not have any operating history as an independent public company or experience in operating in accordance with the requirements for maintaining its qualification as a REIT. The Company will rely on CRSI for day-to-day management and most administrative services that the Company will require. Effective as of the Distribution Date, CRSI and the Company will enter into several agreements for purposes of governing certain of the ongoing relationships between the two companies following the Distribution. These agreements were prepared while the Company was owned by CRSI and consequently are not the result of arm's length negotiations. Certain services to be provided by CRSI to the Company pursuant to such agreements could be more expensive to the Company if CRSI ceases to provide such services to the Company. It is anticipated that certain matters affecting both CRSI and the Company will require approval of the Company's Board of Directors. The non-Independent Directors will abstain from voting on any matters that would provide a conflict of interest due to their positions as officers of CRSI.

     No arm's length negotiations were conducted in connection with the other Initial Transactions or the terms of the Company's acquisition of Additional Interests pursuant to the Subscription Agreement. The terms of the contribution of the Interests to the Operating Partnership were determined by CRSI, who will receive an economic benefit as a result of these contributions. This economic benefit includes 100% of the shares of Class A Senior Preferred Stock, the terms of which were set by CRSI. The Class A Senior Preferred Stock is entitled to receive cumulative dividends of $1,620,000 per year prior to the payment of any dividends with respect to Company Common Stock. Following obtaining requisite consents from mortgage lenders, CRSI, in its sole discretion, may contribute the Additional Interests to the Company in exchange for additional shares of Class A Senior Preferred Stock. If CRSI contributes all of the Additional Interests to the Company, aggregate annual dividends which will accrue on the Class A Senior Preferred Stock will equal $1,980,000. Based on the dividend preference of the Class A Senior Preferred Stock, there can be no assurance that any dividends will ever be paid to the holders of Company Common Stock. See "Certain Transactions; Transactions with CRSI."

     So long as any Class A Senior Preferred Stock remains outstanding, the Company may not, without the affirmative vote or consent of the holders of at least a majority of the shares of Class A Senior Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a single class), consummate a "change of control transaction." A "change of control transaction" is any transaction requiring approval of the holders of the Company Common Stock and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation or entity or the acquisition by any person or entity directly or indirectly of securities of the Company representing 50% or more of the voting power of the Company's outstanding securities.

DEPENDENCE ON THE MANAGER AND CRSI

     The Company is dependent on the efforts of the Manager, who presently manages, and after the Distribution will continue to manage, the Properties (in addition to other properties owned by third parties). At the conclusion of the Initial Transactions and the Distribution, CRSI's interests in the stock of the Company and in the Operating Partnership and the Partnerships will represent approximately a 49% aggregate equity ownership interest in the Properties. CRSI will own 100% of the Class A Senior Preferred Stock, entitling it to receive cumulative dividends of $1,620,000 per year prior to the payment of any dividends with respect to the Company Common Stock. The terms of the Class A Senior Preferred Stock also provide a mechanism by which CRSI would be entitled to appoint an additional director of the Company beginning whenever dividends on the Class A Senior Preferred Stock have been in arrears for six or more consecutive quarterly periods. See "Capital Stock of the Company--Preferred Stock." In such case, the number of directors of the Company's Board of Directors will be increased to account for the additional director and, if necessary, to ensure that a majority of the Company's Board of Directors continues to consist of Independent Directors. From and after the Distribution Date, CRSI will also continue to own 7% of the Company Common Stock. CRSI will hold a 40% limited partner's interest in the Operating Partnership and, directly or indirectly through a wholly-owned subsidiary, between a 1% and 10% Managing Interest in each of the Partnerships (a 21% interest in 2 limited liability companies). Pursuant to the Subscription Agreement, CRSI will contribute the Additional Interests in up to 11 Additional Properties to either the Company or to the Company and the Operating Partnership (as set forth in the Subscription Agreement) upon obtaining the consent of the mortgage lender or lenders for the transfer of any such Additional Interests and a determination by CRSI, in its sole discretion, that it is more feasible to maintain an economic interest in the Additional Property and contribute the Additional Property to the Company than to sell (or otherwise dispose of) the Additional Property, in exchange for CRSI's receipt of additional shares of the Class A Senior Preferred Stock. If CRSI contributes all of the Additional Interests to the Company, aggregate cumulative annual dividends which will accrue on the Class A Senior Preferred Stock will equal $1,980,000. See "Subscription Agreement--Contributions of Additional Interests" and "The Formation--Contributions of Additional Interests." Moreover, the Manager of each of the Properties (including the Additional Properties) is CRSI or a wholly-owned subsidiary of CRSI. CRSI will also initially provide (i) day-to-day executive management and most administrative services to the Company including public reporting, insurance procurement and administration, management information systems, tax planning, compliance and return preparation, payroll and W-2 matters and accounting and other financial services for a monthly services fee pursuant to a three-year Corporate Services Agreement and (ii) day-to-day asset and partnership management services to the Partnerships for monthly fees pursuant to their respective Asset Management Agreements. See "Certain Transactions; Transactions with CRSI--Corporate Services Agreement" and "Certain Transactions; Transactions with CRSI--Asset Management Agreements." The loss of the services of CRSI or its wholly-owned subsidiary could have a material adverse effect on the Company.

LIMITATIONS ON CHANGE IN CONTROL

     Ownership Limit. The Company's Articles of Incorporation generally prohibit any shareholder (except Bank of America National Trust and Savings Association (on account of its currently existing and expected holdings of CRSI Stock at the Distribution Record Date) and CRSI) from owning more than 9% of any class of the Company's capital stock which may (i) discourage a change in control of the Company, (ii) deter tender offers for Company Common Stock, which may otherwise be attractive to the Company's shareholders, or (iii) limit the opportunity for shareholders to receive a premium for their Company Common Stock that may otherwise exist if an investor attempted to assemble a block of Company Common Stock in excess of 9% of the outstanding Company Common Stock or to effect a change in control of the Company. The Ownership Limit exists to enable the Company to meet the REIT qualification requirement that not more than 50% in value of its outstanding shares be owned by 5 or fewer individuals, while providing the Company's Board of

Directors the flexibility to allow an individual to own more than 9% of the Company's outstanding shares so long as that ownership will not violate REIT qualification requirements. See "Capital Stock of the Company."

     Limitations on Control Share Acquisitions. Under the Ohio General Corporation Law, unless an Ohio corporation's articles of incorporation or regulations otherwise provide, any "control share acquisition" of an "issuing public corporation" shall be made only with the prior authorization of its shareholders in accordance with the Ohio control share acquisition statute, section 1701.831 of the Ohio Revised Code. An Ohio corporation may, in the alternative, include in its articles of incorporation or regulations restrictions on transfer of its shares in connection with a "control share acquisition," including procedures for obtaining the consent of shareholders or directors. The Articles of Incorporation of the Company provide that the Ohio control share acquisition statute does not apply to the Company so long as the alternative shareholder consent procedures set forth in Article Seventh of the Company's Articles of Incorporation are in effect. While Article Seventh, Section A of the Company's Articles of Incorporation includes, to a large extent, a provision similar to the Ohio control share acquisition statute and Article Seventh, Section B sets forth procedures for obtaining shareholder consent of "Control Share Acquisitions" consistent with the provisions of the Ohio control share acquisition statute, the Articles of Incorporation establish the right of the Company's Board of Directors to reject proposals that do not meet certain standards set forth in Article Seventh, Section C. Article Seventh, Section A defines a "Control Share Acquisition" as any acquisition, directly or indirectly, of shares of the Company which, when added to all other shares of the Company owned or controlled by the acquiror, would entitle the acquiror alone or with others to exercise or direct the exercise of voting power in the Company in the election of directors within any of the following ranges of voting powers: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, and (iii) a majority or more. The limitations on Control Share Acquisitions could have the effect of delaying or preventing a change in control of the Company even if such change in control were in the shareholders' interests. See "Capital Stock of the Company--Ohio Anti-Takeover Provisions."

     Limited Voting Rights of Class A Senior Preferred Stock. The Company's Articles of Incorporation provide that so long as any Class A Senior Preferred Stock remains outstanding, the Company will not, without the affirmative vote of the holders of at least a majority of the shares, or the unanimous written consent of the holders of the shares, of Class A Senior Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a single class), consummate a "change of control transaction." A "change of control transaction" is any transaction requiring approval of the holders of the Company Common Stock and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation or entity or the acquisition by any person or entity directly or indirectly of securities of the Company representing 50% or more of the voting power of any class of the Company's outstanding voting securities. See "Capital Stock of the Company--Preferred Stock." The restrictions set forth in the Articles of Incorporation could have the effect of delaying or preventing a change in control of the Company even if such change in control were in the shareholders' interests.

     Blank Check Preferred Stock. The Articles of Incorporation authorize the Board of Directors to issue up to 500,000 shares of preferred stock and to establish the preferences and rights of any shares issued (the "Blank Check Preferred Stock"). See "Capital Stock of the Company--Preferred Stock." The issuance of Blank Check Preferred Stock could have the effect of delaying or preventing a change in control of the Company even if such change in control were in the shareholders' interest.

     Management Agreements. Twenty-four of the Management Agreements between the Manager and certain of the Partnerships include provisions for termination fees. Pursuant to these Management Agreements, a termination by the Partnership of the Management Agreement without cause during the initial five year term will result in a payment of a termination fee to the Manager in an amount equal to the compensation due to the Manager under the unexpired portion of such initial term of the Management Agreement. Under the balance of the Management Agreements, a termination fee is payable for the unexpired portion of the then current term. See "Certain Transactions; Transactions with CRSI--Management Agreements." The termina-tion provisions set forth in these Management Agreements could have the effect of delaying or preventing a change in the Manager.

     Operating Partnership Agreement. The Operating Partnership Agreement provides that, upon the termination of any Management Agreement for any reason other than (i) the sale or other disposition of the related Property or Additional Property or (ii) the termination by its terms of the Management Agreement at the expiration of its then current term, the Company will be required to pay to the Manager a termination fee in an amount equal to five years fees, calculated based on the fees earned by the Manager with respect to the related Property or Additional Property during the prior twelve-month period. The termination fee to be paid under the Operating Partnership Agreement would be reduced by any termination fee amount actually paid by a Partnership pursuant to the terms of the terminated Management Agreement. See "Operating Partnership Agreement--Termination of Management Agreements." In addition, the Operating Partnership Agreement provides that the Company may not voluntarily withdraw from the Operating Partnership or transfer or assign its general partner's interest in the Operating Partnership without the consent of the Limited Partner. Subject to applicable securities laws, a limited partner may transfer its interests in the Operating Partnership without the consent of the General Partner, although the transferee will not be admitted as a substitute partner without the consent of the General Partner. The transfer restrictions set forth in the Operating Partnership Agreement could have the effect of delaying or preventing a change in control of the Operating Partnership or a change in the Manager even if such change were in the partners' interest.

BOARD OF DIRECTORS' ABILITY TO CHANGE POLICIES

     The principal policies of the Company, including its policies with respect to financing, growth and investment, operations, debt capitalization and distributions, will be determined by its Board of Directors. The Company's current Board of Directors has adopted the Company's current policies discussed herein and is comprised of three members, all of whom are CRSI Affiliates. On or prior to the Distribution Date, CRSI (as sole shareholder of the Company at such time) will replace one of the current directors with three Independent Directors. While each of the nominees for Independent Director has reviewed the principal policies of the Company and has indicated that he presently intends to cause the Board of Directors to adhere to such policies, there can be no assurance that the Board of Directors will not amend or revise the Company's policies. The Board of Directors may amend or revise these and other policies from time to time without a vote of the shareholders of the Company. See "Policies and Objectives with Respect to Certain Activities."

POTENTIAL ADVERSE EFFECT ON THE VALUE OF COMPANY COMMON STOCK OF
FLUCTUATIONS IN INTEREST RATES OR EQUITY MARKETS

     Assuming the development of an active market (as to which there can be no assurance) for the Company Common Stock, the market price of equity securities of a publicly traded REIT, such as the Company, is determined in part by the attractiveness of the yield from distributions on those securities in relation to prevailing interest rates. Accordingly, an increase in interest rates generally may lead purchasers of Company Common Stock to demand a higher annual yield, which could adversely affect the market price of Company Common Stock. Moreover, the market value of Company Common Stock could be substantially and adversely affected by changes in general securities market conditions or fluctuations in the markets for equity securities, which could result in loss of liquidity for holders.

EFFECT ON MARKET PRICE OF SHARES AVAILABLE FOR FUTURE SALE

     No prediction can be made as to the effect, if any, that future sales, or the availability of Company Common Stock for future sale, by the Company will have on the market price of the Company Common Stock. Sales of substantial amounts of Company Common Stock (including shares issued on the exercise of options which could be issued in the future), or the perception that such sales could occur, could adversely affect prevailing market prices for the Company Common Stock. See "Shares Available for Future Sale."

FORWARD-LOOKING STATEMENTS

     This Prospectus contains statements that constitute forward-looking statements. Those statements appear in a number of places in this Prospectus and include, without limitation, statements regarding the intent, belief or current expectations of the Company, its directors or CRSI with respect to (i) the declaration or payments of dividends and/or cash distributions; (ii) the management or operation of the Properties and of real estate that could be acquired in the future; (iii) the adequacy of reserves for renovation and refurbishment; (iv) the Company's financing plans; (v) the Company's policies regarding investments, dispositions, financings, conflicts of interest and other matters; (vi) the Company's qualification and continued qualification as a REIT; and (vii) trends affecting the Company's, the Operating Partnership's or any Property's financial condition or results of operations.

     Prospective investors are cautioned that any such forward-looking statement is not a guarantee of future performance and involves risks and uncertainties, and that actual results may differ materially from those in the forward-looking statement as a result of various factors. The accompanying information contained in this Prospectus, including without limitation the information set forth in this "Risk Factors" portion of this Prospectus and the information under the headings "The Distribution--Reasons for Effecting the Distribution," "Distribution Policy," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Policies and Objectives with Respect to Certain Activities" and "Certain Federal Income Tax Considerations," identifies important factors that could cause such differences. With respect to any such forward-looking statement that includes a statement of its underlying assumptions or bases, the Company cautions that, while it believes such assumptions or bases to be reasonable and has formed them in good faith, assumed facts or bases almost always vary from actual results, and the differences between assumed facts or bases and actual results can be material depending on the circumstances. When, in any forward-looking statement, the Company, CRSI or their management, expresses an expectation or belief as to future results, that expectation or belief is expressed in good faith and is believed to have a reasonable basis at this time, but there can be no assurance that the stated expectation or belief will result or be achieved or accomplished.

COSTS OF COMPLIANCE WITH CERTAIN LAWS

     Americans with Disabilities Act. The Properties, the Additional Properties, if any, and any newly developed, rehabilitated or acquired properties must comply with Title III of the Americans with Disabilities Act (the "ADA") to the extent that such properties are "public accommodations" and/or "commercial facilities" as defined by the ADA. The ADA does not, however, consider residential properties, such as apartment communities, to be public accommodations or commercial facilities, except to the extent portions of such facilities, such as leasing offices, are open to the public. Compliance with the ADA requirements could require significant expenditures by the Partnerships. The Manager believes that the Properties and the Additional Properties comply with all present requirements under the ADA and applicable state laws. Noncompliance with the ADA could result in the imposition of fines or an award of damages to private litigants. If future required changes involve greater expenditures or must be made on a more accelerated basis than the Company currently anticipates, the Company's ability to make distributions, if any, to shareholders could be adversely affected.

     Fair Housing Amendments Act of 1988. The Fair Housing Amendments Act of 1988 (the "FHAA") requires apartment communities first occupied after March 13, 1990 to be accessible to the physically impaired. Noncompliance with the FHAA could result in the imposition of fines or an award of damages to private litigants. As of the date of this Prospectus, none of the Properties or Additional Properties are subject to the FHAA, however, newly developed or acquired properties, if any, may be subject to the FHAA.

     Other Regulations. State and local rent control laws or similar rent-limiting regulations, which may be enacted in the future in Ohio, Indiana or Florida and/or in other jurisdictions in which the Properties (and the Additional Properties, if acquired) are located, may limit the ability of the Manager to increase rents and to recover increases in operating expenses and the costs of capital improvements. As of the date of this Prospectus, no such state or local rent control laws apply to the Properties.

                                THE DISTRIBUTION

REASONS FOR THE DISTRIBUTION

     As of the date of this Prospectus, CRSI, through its Affiliates, is engaged in two distinct businesses: the real estate investment business in which it owns and operates the Properties, and the real estate services business in which it provides fee-based management and other services to multifamily apartment communities and their residents.

     CRSI has considered various alternative strategies with respect to its investment in the Properties since the confirmation of the Chapter 11 Bankruptcy Plan of Reorganization in August 1992. During its 1993, 1994 and 1995 fiscal years, CRSI explored various opportunities and proposals to sell its interests in the Properties. During these years the Properties were classified as assets held for sale in CRSI's financial statements. During fiscal year 1995, CRSI reconsidered the various alternatives relating to its investment in the Properties. CRSI compared the offers to purchase the Properties it had received as a result of its sales efforts to CRSI's opportunities for appreciation and operating cash flow from continuing to hold the Properties. CRSI, with the assistance of its professional advisors, also conducted a careful review of the financial accounting analysis associated with each investment strategy. After careful consideration, CRSI, through its Board of Directors, determined to retain its investment in the Properties. Commencing January 1, 1996, based upon management's decision to retain the Properties for investment, the operations, including a provision for depreciation, of the Properties have been fully consolidated in CRSI's Statements of Income. Further, the cash flows of the Properties have been reclassified as Cash Flows Provided by Operating Activities.

     CRSI recognized that inclusion of the Properties in its consolidated financial statement would: (i) tend to depress net income and, consequently earnings per share, and (ii) make CRSI appear highly leveraged even though the mortgage indebtedness on the Properties is without recourse to CRSI (especially in light of the results of CRSI's "fresh start" accounting as a result of the Chapter 11 Bankruptcy Plan of Reorganization in 1992, wherein CRSI's carrying values for the Properties typically do not exceed the carrying value of associated mortgage indebtedness). Most ratios and like measures used by financial professionals and stock market analysts, as applied to CRSI, worsened as a result of the consolidation of the Properties. In addition, CRSI believes that inclusion of the Properties' results of operations in its consolidated financial statements tends to make such financial statements unduly complicated and confusing. As stated above, CRSI is involved in two separate real estate related businesses, as an investor and as a service provider. CRSI believes the inclusion of both businesses in one set of consolidated financial statements tends to obscure the results of each, each of which businesses have traditionally attracted different investor groups and experienced different market valuation methods.

     Accordingly, CRSI analyzed pro forma financial statements which accounted for the Properties by the equity method of accounting. After further careful review, consideration and analysis and input from investment bankers, industry analysts, institutional and other large investors and its professional advisors, CRSI determined that the Distribution could assist in its efforts to accomplish the following objectives:

     (1) To retain a portion of the economic benefits (both current cash flow and future appreciation) of the Properties for CRSI and CRSI's shareholders;

     (2) To increase its net income and earnings per share;

     (3) To remove nonrecourse mortgage indebtedness secured by the Properties from CRSI's balance sheet;

     (4) To improve its financial ratios (e.g., debt to equity, debt to total market capitalization, operating margins, adjusted earnings before interest, taxes, depreciation and amortization to revenues, return on assets and return on equity);

     (5) To allow each business (i.e., CRSI's real estate services business and CRSI's real estate investment business) to more appropriately address its specific requirements in a cost effective manner, including capital requirements;

     (6) To enable investors to evaluate each of the two businesses independently and, therefore, better understand and analyze each such business and direct their investments accordingly;

     (7) To provide analysts, investors and lenders with a clear basis on which to evaluate the business and operations of each company;

     (8) To enable CRSI to better and more efficiently pursue growth opportunities in its business and to finance such growth through the issuance of capital stock (or other equity securities) of CRSI (or an Affiliate), or through the proceeds of indebtedness, as applicable; and

     (9) To improve access to capital markets for CRSI and decrease CRSI's costs of raising capital because separation of the two businesses will enhance the ability of financial markets to appropriately evaluate and value CRSI's real estate services business.

The foregoing statements constitute forward-looking statements. Prospective investors are cautioned that any such forward-looking statement is not a guarantee of future performance and involves risks and uncertainties. See "Risk Factors--Forward-Looking Statements."

     After a review of management's analysis and management's summaries of (a) consultations with financial advisors to CRSI, and (b) general conversations with industry observers, analysts and significant shareholders, the Board of Directors of CRSI determined that the separation of CRSI into two separate, publicly held companies would accomplish several important business objectives and approved the Distribution in principle on February 20, 1997. The Board of Directors met again on April 16, 1997 to review the Distribution and related transactions and formally approved CRSI's execution and delivery of all agreements incident to the Distribution and all related transactions as well as CRSI's performance of the terms of all such agreements and documents, subject to approval of CRSI's shareholders.

MANNER OF EFFECTING THE DISTRIBUTION

     Pursuant to the Distribution, CRSI will distribute as a dividend to its shareholders of record as of the Distribution Record Date ("Holders") one share of Company Common Stock for each five shares of CRSI Stock then held. In connection with the Distribution, CRSI will also pay a one-time, special cash dividend in an amount equal to at least 25% of the Anticipated Dividend Value of the Company Common Stock. Although the Anticipated Dividend Value will represent CRSI's good faith estimate of the fair market value of the Company Common Stock (and the portion of such value, up to the full amount, which will constitute a taxable dividend to CRSI shareholders as of the Distribution Date), at the time of declaration of the CRSI Cash Dividend, no assurances can be given that the amount of the CRSI Cash Dividend will be equal to at least 25% of the actual taxable dividend value to be indicated on the IRS Form 1099-DIV to be distributed to each holder of CRSI Stock as of the Distribution Record Date. On the Distribution Date, CRSI will deliver to Fifth Third Bank, as transfer agent and registrar (the "Agent"), certificates evidencing 93% of the issued and outstanding shares of Company Common Stock owned by CRSI, which will also represent 93% of the issued and outstanding shares of Company Common Stock, and checks in payment of each Holder's CRSI Cash Dividend. All shares of Company Common Stock distributed will be fully paid, nonassessable and free of preemptive rights.

     CRSI will not issue to Holders certificates representing fractional shares of Company Common Stock. Holders otherwise entitled to a fractional share of Company Common Stock will instead receive one additional whole share of Company Common Stock in lieu of such fractional share.

     As a result of the Distribution, 93% of the issued and outstanding shares of Company Common Stock will be distributed to Holders. The Distribution Record Date will be August 4, 1997 and the Distribution Date will be September 30, 1997. It is presently anticipated that certificates representing Company Common Stock will be mailed to Holders on or about the Distribution Date. After the Distribution Date, Holders will hold their CRSI Stock as well as Company Common Stock. The Distribution will not affect the number of, or the rights attaching to, outstanding shares of CRSI Stock.

     No Holder will be required to pay any cash or other consideration to the Company for the shares of Company Common Stock received in the Distribution nor, assuming approval by CRSI's shareholders, will any action be required to be taken by any Holder, including tendering stock certificates, in order to receive shares of Company Common Stock. CRSI will account for the Distribution as a dividend and will reduce its shareholders' equity by the net book value of the Company Common Stock distributed.

     IN ORDER TO BE ENTITLED TO RECEIVE THE DISTRIBUTION OF COMPANY COMMON STOCK, A CRSI SHAREHOLDER RECEIVING THIS PROSPECTUS MUST BE A HOLDER OF CRSI STOCK ON THE DISTRIBUTION RECORD DATE.

TRADING OF COMPANY COMMON STOCK

     The Company Common Stock is expected to be traded on the OTC Bulletin Board, which is a thin, illiquid market. The transfer agent and registrar for the Company Common Stock is Fifth Third Bank.

     No current public trading market for the Company Common Stock exists. Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Commission. Penny stocks generally are equity securities with a price of less than $6.00 (other than securities registered on certain national securities exchanges or quoted on the National Association of Securities Dealers Automated Quotation System). CRSI believes that the penny stock rules will be applicable to the Company Common Stock. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell such securities to persons other than established customers and accredited investors (generally, those persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse), must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules and could result in loss of liquidity for holders of Company Common Stock. The extent of the market for the Company Common Stock and the prices at which the Company Common Stock may trade after the Distribution cannot be predicted. See "Risk Factors--Absence of Prior Public Market for, and Possible Volatility of Price of, the Company Common Stock."

     The Company Common Stock distributed to Holders will be freely transferable, except for Company Common Stock received by persons who may be deemed to be Affiliates of the Company under the Securities Act. Persons who may be deemed to be Affiliates of the Company after the Distribution generally include individuals or entities that control, are controlled by or are under common control with the Company and may include certain officers and directors of the Company as well as principal shareholders of the Company. Persons who are Affiliates of the Company will be permitted to sell their Company Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemptions provided by Section 4(1) of the Securities Act or Rule 144 thereunder. See "Capital Stock of the Company--Company Common Stock."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

     General. The following is a summary of the material Federal income tax consequences of the Distribution to the Holders. The Federal income tax discussion set forth below is for general information only and may not apply to particular categories of Holders subject to special treatment under the Code, including without limitation, foreign Holders and Holders whose CRSI securities were acquired pursuant to the exercise of an employee stock option or otherwise as compensation. EACH HOLDER OF SHARES OF CRSI STOCK AND CRSI OPTIONS IS URGED TO CONSULT HIS TAX ADVISOR AS TO THE

SPECIFIC TAX CONSEQUENCES TO HIM OF THE DISTRIBUTION, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS. HOLDERS MAY ALSO WANT TO CONSIDER CONSULTING THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES OF MAKING A CHARITABLE CONTRIBUTION OF THE COMPANY COMMON STOCK RECEIVED PURSUANT TO THE DISTRIBUTION.

     Consequences of the Distribution to CRSI Shareholders. The Distribution and the CRSI Cash Dividend will be taxable events. Each CRSI shareholder will be required to recognize dividend income (to the extent of CRSI's current and accumulated earnings and profits) on the receipt of the shares of Company Common Stock in the Distribution in an amount up to the fair market value of the shares of Company Common Stock received in the Distribution and on the receipt of the CRSI Cash Dividend up to the amount received. To the extent the amount of the distribution to a shareholder exceeds his allocable share of CRSI's current or accumulated earnings and profits, such excess will be treated first as a recovery of his basis in his CRSI Stock (which will reduce his basis in his CRSI Stock) and then as taxable gain. In this regard, although CRSI did not have any accumulated earnings and profits as of December 31, 1996, CRSI anticipates that it will have sufficient current earnings and profits for its taxable year ending December 31, 1997 to cause the entire value of the Company Common Stock and the CRSI Cash Dividend to be taxed as a dividend. Although no assurances can be given, CRSI anticipates that the fair market value of a share of Company Common Stock as of the Distribution Date will be in the $.50 -- $2.00 range. The tax basis of the shares of Company Common Stock received by a CRSI shareholder in the Distribution will be the fair market value of such shares on the date the Distribution is consummated and the holding period for such shares of Company Common Stock will begin the day after the date the Distribution is consummated. Following the completion of CRSI's 1997 taxable year, CRSI will send shareholders a statement (on IRS Form 1099-DIV) as to CRSI's belief as to the fair market value of the Company Common Stock as of the Distribution Date and the portion (up to the full amount) of the Distribution and CRSI Cash Dividend that constitutes a taxable dividend.

     Federal Income Tax Consequences of Proposed Transaction to CRSI. In anticipation of the Distribution, CRSI will cause subsidiaries that own the Interests (and, other than the SPCs, Additional Interests, if and when contributed) to distribute a portion of these Interests (or Additional Interests) to CRSI, who will then contribute them to the Company. As a result thereof, these subsidiaries will realize taxable gain in an amount equal to the excess of the fair market value of the Interests transferred to CRSI (as determined by CRSI) over the tax basis in such Interests at the time of their distribution to CRSI (as determined by CRSI). To the extent that a subsidiary's share of a Partnership's liabilities exceeds its tax basis in a distributed Interest, the distributing subsidiary will also realize gain in an amount equal to such excess. The recognition of this gain will be deferred until such time as the Interests are no longer owned by members of CRSI's affiliated group. The Distribution will be an event that triggers the recognition of this gain to CRSI. CRSI believes that it has sufficient tax attributes (i.e., net operating loss ("NOL") and passive activity loss ("PAL") carryforwards) to offset this gain for regular tax purposes. CRSI also believes that the recognition of this gain will cause it to incur an alternative minimum tax for its taxable year ending December 31, 1997. Although not free from doubt, CRSI expects to take the position that the amount of this alternative minimum tax liability will be approximately $300,000. Since the Distribution will occur shortly after the distribution of the Interests to CRSI and CRSI's distribution of the Interests to the Company, which will give CRSI a "stepped up basis" in its Company Common Stock, CRSI does not believe that it will recognize any further gain as a result of the distribution of 93% of the Company Common Stock to its shareholders pursuant to the Distribution. CRSI is likely to incur an additional alternative minimum tax liability if it contributes Additional Interests to the Company subsequent to the Distribution Date.

CERTAIN CONSEQUENCES OF THE DISTRIBUTION

     After the Distribution, CRSI shareholders as of both the Distribution Record Date and the Distribution Date will own two securities (shares of CRSI Stock and shares of Company Common Stock) and will be able to increase or decrease their respective holdings in either CRSI or the Company without affecting their holdings in the other company. The Company will be an independent, public company, owning an undivided

60% interest in the Operating Partnership as General Partner and a 79% Interest in two of the Partnerships. If all of the Additional Interests are contributed to the Company after the Distribution, the Company will also hold all of the outstanding capital stock of the SPCs. The Company Common Stock is expected to be traded on the OTC Bulletin Board, which is a thin, illiquid market.

REASON FOR FURNISHING THIS PROSPECTUS

     This Prospectus is being prepared in order to provide information for CRSI shareholders, each of whom will receive shares of Company Common Stock in the Distribution. It is not to be construed as an inducement or encouragement to buy or sell any securities of CRSI, the Company or any other corporation. The information contained herein is provided as of the date of this Prospectus unless otherwise indicated. Neither CRSI nor the Company will update the information contained in this Prospectus to effect any changes that may occur subsequent to the date hereof, except in the normal course of their respective public disclosure practices; however, upon completion of the Distribution, CRSI intends to file a Current Report on Form 8-K with respect to the Distribution.

                                  THE COMPANY

GENERAL

     Immediately following the Distribution, the Company will be the sole General Partner of the Operating Partnership, and CRSI will be the sole Limited Partner. The Operating Partnership will hold limited partner's interests in approximately 62 limited partnerships and member's interests in 2 limited liability companies (with the Company holding member's interests in 2 limited liability companies). Each Partnership owns an apartment community (i.e., a Property). The Managing Partner of each of the Partnerships will continue to be, directly or indirectly, CRSI, and CRSI or a subsidiary of CRSI will continue to be the Manager. See "Certain Transactions; Transactions with CRSI." In addition, CRSI, in its sole discretion, upon obtaining mortgage lender consents with respect to any Additional Property, may contribute the Additional Interests to the Company or the Operating Partnership and the Company (as provided in the Subscription Agreement). See "Subscription Agreement--Contribution of Additional Interests."

     The apartment communities are primarily located in suburban and rural areas of the Southeast and Midwest. A typical apartment community has 77 units and is composed of multiple one-story buildings containing apartment units offering four basic floor plans with studio, one-bedroom, two-bedroom/one-bath and two-bedroom/two-bath apartments. Approximately 96% of the apartment communities comprising the Properties were constructed during the 1980s. The total number of units in the Properties is approximately 5,100. As of December 31, 1996, the average Property was 92% occupied, and the average rent collected per unit was $400 per month. All of the apartment communities comprising the Additional Properties were constructed during the 1980s, and the total number of units in the Additional Properties is approximately 800. As of December 31, 1996, the average Additional Property was 89% occupied, and the average rent collected per unit was $365 per month. See "Business and Properties--Description of Properties and Additional Properties."

     The Company was formed by CRSI on April 4, 1997 to facilitate the Distribution, to serve as General Partner of the Operating Partnership and to create a separate publicly held company as a REIT investment opportunity for CRSI's shareholders. See "The Distribution--Reasons for the Distribution." The Company's headquarters will be located at The Huntington Center, 41 South High Street, 24th Floor, Columbus, Ohio 43215.

INVESTMENT OBJECTIVES AND POLICIES

     The Company's investment objectives are to achieve long-term capital appreciation through, among other things, increases in cash flow of the Properties, to provide annual cash dividends to its holders of Company Common Stock after quarterly cash dividends to its holders of Class A Senior Preferred Stock (which, for the foreseeable future is expected to be and remain CRSI); however, the Company Common Stock is subject to the dividend preference of the Class A Senior Preferred Stock and there can be no assurance that any dividends will ever be paid to the holders of the Company Common Stock. The Company intends to cause the Operating Partnership initially to distribute quarterly all OP Distributable Funds. The portion of OP Distributable Funds equal to the net income of the Operating Partnership will be distributed to its partners in accordance with their respective percentage interests in the Operating Partnership. Any remaining OP Distributable Funds, i.e., those in excess of net income of the Operating Partnership will be distributed (i) 100% to the General Partner if such distributions are attributable to Partnership operations; provided, however, to the extent that distributions are made to the General Partner as a result of the proviso in clause (ii) below, an amount equal to such distribution shall be distributed to the Limited Partner prior to any distributions being made to the General Partner or (ii) pro rata to the partners in accordance with, and to the extent of, their respective positive capital account balances if such distributions are attributable to sales or refinancings of Properties or Additional Properties by the Partnerships and thereafter to the Partners in accordance with their respective percentage interests in the Company; provided, however, in no event shall the sale or refinancing proceeds to be distributed to the General Partner be less than the lesser of (x) the amount of taxable gain allocable to the General Partner as a result of the event giving rise to such sale or refinancing proceeds or (y) the amount necessary for the General Partner to meet its minimum distribution requirements under Sections 857 and 4981 of the Code, as determined by the General Partner in its reasonable discretion and taking into account the capacity of the General Partner to borrow funds to satisfy such distribution requirements. As General Partner of the Operating Partnership, the Company will control the declaration and payment of any distributions by the Operating Partnership but has agreed with CRSI (in the Operating Partnership Agreement), as Limited Partner, not to unreasonably withhold or retain OP Distributable Funds.

     Pursuant to the Subscription Agreement, the Company may acquire Additional Interests in up to 4 limited partnerships and 7 SPCs, upon CRSI's obtaining the consent of the mortgage lender or lenders for such Additional Property for the transfer of any such Additional Interest and a determination by CRSI, in its sole discretion, that it is more feasible to maintain an economic interest in and contribute the Additional Interest to the Company than to sell (or otherwise dispose of) the Additional Property. If the Company acquires Additional Interests in any of the limited partnerships, they will constitute a 60% limited partner's interest. The Company will immediately contribute the Additional Interests in the limited partnerships to the Operating Partnership, while the CRSI Group will contribute an additional 40% limited partner's interest to the Operating Partnership. If the Company acquires Additional Interests in any of the SPCs, the Company will acquire and hold 100% of such SPC's issued and outstanding capital stock. See "Subscription Agreement." Except as provided in the Subscription Agreement with respect to the Additional Interests, the Company has no present plans to acquire or develop additional properties, however, the Company intends to evaluate, and has been structured so that it may take advantage of, future opportunities to acquire interests in real estate. The Operating Partnership Agreement contemplates the possible issuance of additional limited partners' interests in the Operating Partnership. Partnership Interests in the Operating Partnership could further be made convertible into shares of Company Common Stock. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over the equity interest of the Company. The Company also may hold temporary cash investments from time to time pending investment or distribution to shareholders. CRSI believes that an ownership structure that includes the Operating Partnership will provide flexibility to the Company (through conversion rights, and the ability to issue, new classes of and other special terms of limited partners' interests) to finance future acquisitions, if any, of additional real properties.

     The declaration and payment of any distributions by the Company will be at the discretion of the Company's Board of Directors and will depend on, among other things, the Company's receipt of cash distributions from the Operating Partnership, the Company's level of indebtedness, any contractual restrictions and other factors considered relevant by the Board. As General Partner of the Operating Partnership, the Company will control the declaration and payment of any distributions by the Operating Partnership but has agreed with CRSI (in the Operating Partnership Agreement), as Limited Partner, not to unreasonably withhold or retain OP Distributable Funds. The Partnerships' cash distributions of their respective Distributable Funds from Partnership Operations will be determined, directly or indirectly, by CRSI (as Managing Partner) pursuant to the terms of each Partnership's governing documents in light of certain cash needs, including requirements for investing and financing activities and other anticipated cash needs, but CRSI has agreed with the Company (in the Operating Partnership Agreement) not to unreasonably withhold or retain Distributable Funds from Partnership Operations. See "Distribution Policy."

     The Company believes its investment objectives can be accomplished through the enhanced operation and management of, and selected capital improvements to, the Properties, although the Company will be initially dependent upon the efforts and decisions of CRSI and the Manager in this regard. See "Certain Transactions; Transactions with CRSI." While the Company will not directly control or make capital financing, ownership or management decisions affecting the Properties, the Company may withhold its consent to the (i) mortgage refinancing, (ii) expansion and/or improvement of the Properties or (iii) sale of such Properties, in whole or in part, except in certain limited circumstances. See "Subscription Agreement-- Consent of the Company to Certain Transactions."

                              DISTRIBUTION POLICY

     In order to qualify as a REIT, the Company generally will be required each year to distribute to its shareholders at least 95% of its net taxable income (excluding any net capital gain). As a REIT, the Company will be subject to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by it with respect to any calendar year are less than the sum of (a) 85% of its ordinary income plus (b) 95% of its net capital gain income for that year plus (c) any such amounts not distributed in prior years. The Company intends to make distributions to its shareholders to comply with the 95% distribution requirement and to avoid the nondeductible excise tax.

     The Company intends to make regular annual cash distributions to holders of Company Common Stock initially equal to $0.16 per share ($.04 per share on account of the three months ending December 31, 1997). The Company intends to maintain its initial dividend rate for its first full fiscal year (i.e., the 1998 calendar year) following the completion of the Distribution, unless actual results of operations, economic conditions or other factors differ from the assumptions used in its estimate. The Company anticipates that, for the foreseeable future, its Cash Available for Distribution will exceed its net taxable income as well as its REIT taxable income for Federal income tax purposes.

     The Company intends to make regular quarterly distributions to holders of Class A Senior Preferred Stock initially equal to $90 per share ($360 per share on an annual basis). Following receipt of the requisite consents from mortgage lenders, CRSI, in its sole discretion, may contribute the Additional Interests to the Company in exchange for additional shares of Class A Senior Preferred Stock. If CRSI contributes all of the Additional Interests to the Company, aggregate annual dividends which will accrue on the Class A Senior Preferred Stock will equal $1,980,000. The declaration and payment of any distributions by the Company will be at the discretion of the Company's Board of Directors and will depend on, among other things, the Company's receipt of cash distributions from the Operating Partnership, the Company's level of indebtedness, any contractual restrictions and other factors considered relevant by the Company's Board of Directors; however, the Company Common Stock is subject to the dividend preference of the Class A Senior Preferred Stock and there can be no assurance that any dividends will ever be paid to the holders of the Company Common Stock. See "Risk Factors--Forward-Looking Statements."

     The Company intends to cause the Operating Partnership initially to distribute quarterly all OP Distributable Funds. The portion of OP Distributable Funds equal to the net income of the Operating Partnership will be distributed to the partners in accordance with their respective percentage interests in the Operating Partnership. Any remaining OP Distributable Funds, i.e., those in excess of net income of the Operating Partnership, will be distributed (i) 100% to the General Partner if such distributions are attributable to Partnership operations; provided, however, to the extent that distributions are made to the General Partner as a result of the provision in clause (ii) below, an amount equal to such distribution shall be distributed to the Limited Partner prior to any distributions being made to the General Partner or (ii) pro rata to the partners in accordance with, and to the extent of, their respective positive capital account balances if such distributions are attributable to sales or refinancings of Properties or Additional Properties by the Partnerships and thereafter to the Partners in accordance with their respective percentage interests in the Company; provided, however, in no event shall the sale or refinancing proceeds to be distributed to the

General Partner be less than the lesser of (x) the amount of taxable gain allocable to the General Partner as a result of the event giving rise to such sale or refinancing proceeds or (y) the amount necessary for the General Partner to meet its minimum distribution requirements under Sections 857 and 4981 of the Code, as determined by the General Partner in its reasonable discretion and taking into account the capacity of the General Partner to borrow funds to satisfy such distribution requirements. As General Partner of the Operating Partnership, the Company will control the declaration and payment of any distributions by the Operating Partnership but has agreed with CRSI (in the Operating Partnership Agreement), as Limited Partner, not to unreasonably withhold or retain OP Distributable Funds.

     Distributions by the Partnerships will be determined by CRSI's authorized officers on behalf of CRSI, in CRSI's capacity as Managing Partner of the Partnerships, pursuant to the terms of the Partnership governing documents, and will be dependent on a number of factors, including the amount of each such Partnership's Distributable Funds from Partnership Operations, the Partnership's financial condition, mortgage refinancing needs, any decision by the Managing Partner to reinvest funds rather than distributing such funds, the Partnership's capital expenditures and any other factor the Managing Partner believes is relevant, but CRSI has agreed with the Company (in the Operating Partnership Agreement) not to unreasonably withhold or retain Distributable Funds from Partnership Operations. Moreover, CRSI, as Managing Partner of the Partnerships, may establish reserves for certain of the Properties from time to time which would result in decreasing Distributable Funds from Partnership Operations.

     CRSI, as Managing Partner of the Partnerships, is generally entitled to receive from 1% to 10% of the Distributable Funds from Partnership Operations and either 30% or its percentage interest (generally 1% to 10%) of cash flow from refinancings of the Partnerships. Upon a sale or liquidation of the Partnerships, CRSI is entitled to receive its capital account balance (which will generally equal 1% to 10% of the proceeds, but which may exceed such amount in certain instances in which Distributable Funds from Partnership Operations were distributed 1% to the general partner and 99% to the limited partner while profits from Partnership Operations were allocated 9% to 10% to the general partner and 90% to 91% to the limited partner).

     Profits and losses of the Partnerships from operations or losses on the sale of a Property are generally allocated from 1% to 10% to the general partner and from 90% to 99% to the limited partner, except to the extent the law requires a different allocation. Gain on sale of a Property is generally allocated first to any partner who has been allocated cumulative losses in excess of cumulative profits, second to any partner who has received cumulative distributions in excess of cumulative profit allocations and thereafter from 1% to 10% to the general partner and from 90% to 99% to the limited partner. Allocations of taxable income or loss may vary from allocations of profits, gains and losses for capital account purposes since Section 704(c) of the Code requires that tax allocations take into account the variation between the fair market value and tax basis of any property contributed by a partner to a partnership.

     For Federal income tax purposes, distributions paid to REIT shareholders may consist of ordinary income, capital gains, nontaxable returns of capital or a combination thereof. Aggregate distributions for the 12 months following the closing of the Distribution are expected to be greater than 95% of the Company's REIT taxable income. There will be no estimated minimum distribution required for the Company to maintain REIT status, based on the Company's estimated revenues less expenses for the 12 months ending December 31, 1997. Distributions in excess of earnings and profits generally will be treated as nontaxable return of capital and, therefore, will result in a reduction of a shareholder's basis in the Company Common Stock, to the extent thereof, and thereafter as taxable gain. Those distributions will have the effect of deferring taxation until the sale of the shareholder's Company Common Stock. The Company will provide its shareholders an annual statement (on IRS Form 1099-DIV) as to its designation of the taxability of distributions.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if both the transfer of the Lexreit Properties Group and the Distribution had occurred on December 31, 1996. The following unaudited Pro Forma Condensed Combined Statement of Operations for the year ended Decem-ber 31, 1996, is presented as if both the transfer of the Lexreit Properties Group and the Distribution had occurred as of January 1, 1996, and excludes historical extraordinary gains and losses on debt extinguishments in accordance with Commission Regulation S-X. Such pro forma information is based upon the historical balance sheet and statement of operations of Lexreit Properties Group. The unaudited Pro Forma Condensed Combined financial statements of the Company should be read in conjunction with all of the financial statements presented elsewhere in this Prospectus. In management's opinion, all adjustments necessary to reflect the effects of both the transfer of the Lexreit Properties Group and the Distribution have been made.

     The unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations of the Company are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transfer of the Lexreit Properties Group and the Distribution had both occurred at the dates indicated above, nor do they purport to represent the future financial position or results of operations of the Company.

                            LEXREIT PROPERTIES, INC.

                         UNAUDITED PRO FORMA CONDENSED
                             COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                                     (000S)

                                               LEXREIT          LEXREIT
                                           PROPERTIES, INC.    PROPERTIES     PRO FORMA            LEXREIT
                                              HISTORICAL         GROUP       ADJUSTMENTS       PROPERTIES, INC.
                                               (NOTE 1)         (NOTE 1)      (NOTE 2)            PRO FORMA
                                           ----------------    ----------    -----------       ----------------
Assets:
Operating Real Estate, net...............                       $  97,821                          $ 97,821
Cash.....................................        $  1               2,110     $     999(a)            3,110
Funds Held in Escrow.....................                           4,367                             4,367
Accounts Receivable, net of allowance of
  $820...................................                             529                               529
Prepaids and Other.......................                           2,428           600(b)            3,028
                                                 ----           ---------     ---------            --------
Total Assets.............................        $  1           $ 107,255     $   1,599            $108,855
                                                 ====           =========     =========            ========
Liabilities and Shareholders' Equity:
Liabilities:
  Non-Recourse Mortgages on Real
     Estate..............................                       $  93,043                          $ 93,043
  Accounts Payable and Other.............                           1,010     $     600(b)            1,610
  Accrued Interest.......................                             729                               729
  Accrued Real Estate Taxes..............                           1,036                             1,036
  Other Liabilities......................                           1,318                             1,318
                                                 ----           ---------     ---------            --------
Total Liabilities........................                          97,136           600              97,736
Minority Interest........................                                         4,594(c)            4,594
Shareholders' Equity:
  Class A senior preferred stock, $1,000
     stated value, 7,500 shares
     authorized, 4,500 shares issued and
     outstanding with an aggregate
     liquidation preference of
     $13,500,000.........................                                         4,500(c)            4,500
  Blank check preferred stock, no par
     value, 500,000 authorized, no shares
     issued or outstanding...............                                            --                  --
  Common stock, no par value, 2,500,000
     shares authorized, 838,000 shares
     outstanding.........................                                            --(c)               --
  Additional paid-in capital.............        $  1                             2,024(a)(c)         2,025
  Investment by Cardinal Realty Services,
     Inc.................................                          10,119       (10,119) (c)             --
                                                 ----           ---------     ---------            --------
Total Shareholders' Equity...............           1              10,119        (3,595)              6,525
                                                 ----           ---------     ---------            --------
Total Liabilities and Shareholders'
  Equity.................................        $  1           $ 107,255     $   1,599            $108,855
                                                 ====           =========     =========            ========

                            LEXREIT PROPERTIES, INC.

                         UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                            AS OF DECEMBER 31, 1996
                        (000S, EXCEPT PER SHARE AMOUNT)

                                                            LEXREIT         PRO FORMA         LEXREIT
                                                        PROPERTIES GROUP   ADJUSTMENTS    PROPERTIES, INC.
                                                            (NOTE 1)        (NOTE 2)         PRO FORMA
                                                        ----------------   -----------    ----------------
Revenues:
Rental................................................      $ 24,367         $    --          $ 24,367
Other.................................................           781                               781
                                                            --------         -------          --------
                                                              25,148              --            25,148
                                                            --------         -------          --------
Operating Expenses:
Administration........................................         3,687             149(C)          3,836
Utilities.............................................         1,316              --             1,316
Maintenance and Repairs...............................         2,824              --             2,824
Taxes and Insurance...................................         2,945              11(C)          2,956
                                                            --------         -------          --------
                                                              10,772             160            10,932
                                                            --------         -------          --------
Net Operating Income..................................        14,376            (160)           14,216
Other Expenses:
Interest..............................................         8,736            (160)(D)         8,576
Other Maintenance.....................................         1,481             114(C)          1,595
Depreciation..........................................         2,754              --             2,754
Amortization..........................................           109             120(B)            229
General and Administrative............................            --             557(A)            557
Other.................................................           459             246(C)            705
                                                            --------         -------          --------
                                                              13,539             877            14,416
                                                            --------         -------          --------
Income (Loss) Before Minority Interest................           837          (1,037)             (200)
Minority Interest.....................................            --            (217)(E)          (217)
                                                            --------         -------          --------
Net Income (Loss) (4).................................           837          (1,254)             (417)
Preferred Stock Distributions.........................            --          (1,620)(F)        (1,620)
                                                            --------         -------          --------
Net Income (Loss) Attributable to Common Shares.......      $    837         $(2,874)         $ (2,037)
                                                            ========         =======          ========
Average Number of Shares Outstanding..................                                             837(G)
                                                                                              ========
Net (Loss) per Common Share...........................                                        ($  2.43)
                                                                                              ========

                            LEXREIT PROPERTIES, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                             COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                                     (000S)

NOTE 1 -- BASIS OF PRESENTATION

     The accompanying pro forma condensed combined balance sheet and statement of operations includes assets, liabilities and equity of Lexreit Properties, Inc. (the "Company") and its combined interests in the Operating Partnership and the Partnerships. The historical balance sheet of the Company is presented as of the date of inception as if the Company was formed and funded on December 31, 1996. The column Lexreit Properties Group on the accompanying condensed combined balance sheet and statement of operations as of and for the year ended December 31, 1996, includes the financial position and results of operations of the Properties.

     The interests of Lexreit Properties Group have been combined and a minority interest recognized as a result of the Company's control over the Properties.

NOTE 2 -- PRO FORMA ADJUSTMENTS -- CONDENSED COMBINED BALANCE SHEET

     Pro forma adjustments are as follows:

(a) Reflects a cash contribution by Cardinal Realty Services, Inc. (CRSI) to the Company to fund working capital requirements.

(b) Reflects the estimated accounting ($250), legal ($250), filing and other fees ($100), associated with the transfer of Lexreit Properties Group and the Distribution. These costs are capitalized as organizational costs and amortized over five years.

(c) Reflects as minority interest CRSI's retained investments in the Operating Partnership and the Partnerships, (representing the carryover historical basis of CRSI's investments), along with the preferred ($1,000 stated value) and common (no par value) stock issued by the Company as a result of the transfer of Lexreit Properties Group and the Distribution. The following table sets forth this pro forma adjustment:

               Minority interest of Cardinal.......................    $ 4,594
               Preferred stock issued..............................      4,500
               Common stock issued.................................         --
               Additional Paid-In Capital..........................      1,025
                                                                       -------
               Net adjustment to CRSI's Investment.................    $10,119
                                                                       =======

                            LEXREIT PROPERTIES, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                     (000S)

NOTE 3 -- PRO FORMA ADJUSTMENTS -- CONDENSED COMBINED STATEMENT OF OPERATIONS

     Pro forma adjustments are as follows:

(A) Represents the estimated general and administrative expenses which would have been incurred by the Company had it been operating as a public company during the year. Estimates include:

          Directors' fees and related meeting expenses......................  $ 80
          Directors' and officers' insurance premiums.......................    35
          Legal and accounting fees.........................................    40
          Administrative services provided pursuant to contractual
            arrangement with CRSI...........................................   350*
          Transfer agent fees...............................................     7
          Annual report preparation.........................................    25
          Other.............................................................    20
                                                                              ----
                                                                              $557
                                                                              ====

* Represents a service fee expense to be incurred pursuant to a Corporate Services Agreement with CRSI under which CRSI will provide various services including: accounting; financial reporting and regulatory compliance; insurance administration; banking relations and cash management; information systems; assorted shareholder services; and miscellaneous supplies and facility charges.

(B) Represents the amortization of the organizational costs of Lexreit Properties, Inc. The amortization period is five years.

(C) Represents the incremental difference between actual costs allocated to Lexreit Properties Group from CRSI and the fees to be charged to the Properties transferred to Lexreit Properties, Inc. in accordance with the management and other agreements between the Properties and CRSI.

(D) Represents the elimination of Lexreit Properties Group interest expense to CRSI which will not continue in Lexreit Properties, Inc.

(E) Represents the income allocated to the approximate 45% minority interest retained by CRSI in the properties transferred to the Company. This minority interest represents CRSI's Managing Partner interests in the Partnerships, and the Limited Partner interest in the Operating Partnership.

(F) Represents the 12.0% dividend on the liquidation preference ($13,500,000) of the preferred stock.

(G) Represents the number of CRSI shares outstanding as of December 31, 1996 converted to Company shares based on one Company share for every five CRSI shares, plus shares of Company Common Stock issued to CRSI.

          Calculation:
          CRSI Common Stock outstanding @ 12/31/96......................  3,892,600
          Conversion Ratio (/ 5)........................................    778,520
          Adjusted for 7% CRSI holdings (/ 93%).........................    837,118

     Actual shares of Company Common Stock outstanding will differ based on any changes to CRSI shares outstanding from 12/31/96 to the Distribution Date.

NOTE 4 -- INCOME TAXES

     The Company intends to elect to be taxed as a Real Estate Investment Trust under the Internal Revenue Code (Code) and as a result will generally not be subject to federal income taxes to the extent it distributes its taxable income as defined in the Code to its shareholders and satisfies certain other requirements. The Company may be subject to various state income and/or franchise taxes; such taxes, if any, are not expected to be material.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Company as of the date of this prospectus and of the Company on a pro forma basis assuming the completion of the Distribution. The information set forth in the following table should be read in conjunction with the Combined Financial Statements and notes thereto, the Unaudited Pro Forma Condensed Combined Financial Statements and Notes thereto included elsewhere in this prospectus and the discussion set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources".

                                                                    DISTRIBUTION DATE
                                                                  ----------------------
                                                                       000S OMITTED
                                                                   COMPANY      COMPANY
                                                                  HISTORICAL   PRO FORMA
                                                                  ----------   ---------
          Mortgage Notes Payable................................     $ --       $93,043
          Shareholders' Equity
            Preferred Stock:
               -- Class A Senior Preferred, $1 stated value,
                 7,500 shares authorized, 4,500 outstanding,
                 with an aggregate liquidation preference of
                 $13,500........................................       --         4,500
               -- Blank check preferred, no par value, 500,000
                 shares authorized none issued..................       --            --
               Common Stock 2,500,000 shares authorized, no par
                 value, 100 and 1,067,000 shares outstanding at
                 April 4, 1997 and Distribution Date,
                 respectively...................................       --            --
               Additional Paid-in Capital.......................        1         2,025
                                                                     ----       -------
                    Total Capitalization........................     $  1       $99,568
                                                                     ====       =======

                            SELECTED FINANCIAL DATA

     The following table presents financial data on a pro forma basis for the Company, and on a historical basis for the Lexreit Properties Group. The information set forth below should be read in conjunction with "Unaudited Pro Forma Condensed Combined Financial Statements", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Combined Historical Financial Statements and notes thereto included elsewhere in this prospectus. The Historical Statements of Operations Data set forth below for each of the three years in the period ended December 31, 1996 and the Balance Sheet Data at December 31, 1996 and 1995 are derived from, and are qualified by reference to, the audited combined financial statements included elsewhere in this prospectus. The Pro Forma 1996 Statement of Operations Data and Balance Sheet Data is derived from the Condensed Combined Pro Forma Financial Statements and Notes thereto included elsewhere in this prospectus. The Balance Sheet Data at December 31, 1994, 1993 and 1992 are derived from unaudited combined financial statements of Lexreit Properties Group not included in this prospectus. The Statement of Operations Data for the period ended December 31, 1992 and for the year ended December 31, 1993 are derived from unaudited combined financial statements of Lexreit Properties Group not included in this prospectus.

     The historical financial information of Lexreit Properties Group and the Company's Pro Forma financial information may not be indicative of the Company's future performance and does not necessarily reflect what the financial position and results of operations of the Company would have been had the Company operated as a separate, stand-alone entity during the periods presented.

                     SELECTED FINANCIAL AND OPERATING DATA
                    (000S OMITTED, EXCEPT PER SHARE AMOUNT)

                                                                    HISTORICAL
                                              ------------------------------------------------------   PRO FORMA
                                              1992(1)      1993        1994        1995       1996       1996
                                              --------   --------   ----------   --------   --------   ---------
STATEMENTS OF OPERATIONS DATA
  Rental and Other Revenues.................  $  6,684   $ 21,621    $ 22,646    $ 23,593   $ 25,148   $ 25,148
  Operating Expenses........................     2,900      9,268       9,724      10,493     10,772     10,932
                                              --------   --------    --------    --------   --------   --------
      Net Operating Income..................     3,784     12,353      12,922      13,100     14,376     14,216
                                              --------   --------    --------    --------   --------   --------
  Interest Expense..........................     2,208      7,190       7,922       7,684      8,605      8,576
  Other Maintenance.........................       434      1,329       1,531       2,349      1,481      1,595
  Depreciation and Amortization (2).........        --         --          --          --      2,863      2,983
  General and Administrative................        --         --          --          --         --        557
  Other Costs...............................       559        622       1,139         897        590        705
                                              --------   --------    --------    --------   --------   --------
                                                 3,201      9,141      10,592      10,930     13,539     14,416
                                              --------   --------    --------    --------   --------   --------
  Less: Amount credited to carrying value of
    real estate(2)..........................      (583)    (3,212)     (2,330)     (2,170)        --         --
  Income/(loss) before Extraordinary Item,
    Taxes and Minority Interest.............        --         --          --          --        837       (200)
                                              --------   --------    --------    --------   --------   --------
  Extraordinary gain/(loss) (4).............        --      1,859       2,029         219     (2,475)        --
  Minority Interest.........................        --         --          --          --         --       (217)
                                              --------   --------    --------    --------   --------   --------
  Net Income/(loss) before Income Taxes.....        --      1,859       2,029         219     (1,638)      (417)
  Income Tax Provision/(Benefit)(3).........        --        907         803          85       (639)        --
                                              --------   --------    --------    --------   --------   --------
  Net Income/(loss).........................  $     --   $    952    $  1,226    $    134   $   (999)      (417)
                                              ========   ========    ========    ========   ========
                                                                                                       --------
  Preferred Stock Distributions.............                                                             (1,620)
                                                                                                       --------
  Net Income/(loss) attributable to common
    shares..................................                                                           $ (2,037)
                                                                                                       --------
  Net (loss) per common share(6)............                                                           ($  2.43)
                                                                                                       ========

                                                                    HISTORICAL
                                              ------------------------------------------------------   PRO FORMA
                                              1992(1)      1993        1994        1995       1996       1996
                                              --------   --------    --------    --------   --------   --------
OTHER FINANCIAL DATA
  Capital Expenditures (2)..................       N/A        N/A         N/A         N/A   $    373   $    373
                                              ========   ========    ========    ========   ========   ========
  Funds from Operations (5).................  $    583   $  3,212    $  2,330    $  2,170   $  3,590   $  2,554
                                              ========   ========    ========    ========   ========   ========
  Number of Properties......................        64         64          64          65         66         66
                                              ========   ========    ========    ========   ========   ========
  Number of Apartment Units.................     4,987      4,987       4,987       5,047      5,118      5,118
                                              ========   ========    ========    ========   ========   ========
BALANCE SHEET DATA
  Land and Buildings........................  $105,130   $101,924    $ 99,598    $ 98,775   $ 97,821   $ 97,821
  Operating Cash............................     2,000      3,025       2,310       1,681      2,110      3,110
  Funds held in Escrow......................     3,017      2,623       4,049       3,824      4,367      4,367
  Receivables...............................       656        532         543         516        529        529
  Other Assets..............................       677        612       1,245       1,254      2,428      3,028
                                              --------   --------    --------    --------   --------   --------
         Total Assets.......................  $111,480   $108,716    $107,745    $106,050   $107,255   $108,855
                                              ========   ========    ========    ========   ========   ========
  Mortgage Debt.............................  $ 89,790   $ 86,260    $ 86,356    $ 89,742   $ 93,043   $ 93,043
  Other Liabilities.........................    13,168     12,129       9,992       4,648      4,093      4,693
  Investment by CRSI........................     8,522     10,327      11,397      11,660     10,119        N/A
  Minority Interest.........................                                                              4,594
  Shareholders' Equity......................                                                              6,525
                                              --------   --------    --------    --------   --------   --------
  Total Liabilities and Equity..............  $111,480   $108,716    $107,745    $106,050   $107,255   $108,855
                                              ========   ========    ========    ========   ========   ========

---------------

(1) CRSI applied "Fresh Start" accounting upon its emergence from Chapter 11 bankruptcy on September 11, 1992. Fresh Start accounting was also applied to the Properties wholly-owned by CRSI at that time. Therefore, the operations for 1992 includes only the period from September 11, 1992 to December 31, 1992. In addition, as a result of applying Fresh Start accounting the non recourse mortgages on the Properties were adjusted to the estimated value of the collateral as of September 11, 1992.

(2) During 1995 and prior years, CRSI had attempted to market and sell the Properties and classified the Properties as Held for Sale. While the Properties were held for sale, the results of operations from the Properties were credited to the carrying value of the real estate and no revenues, operating expenses or depreciation were included in the statements of income. Due to this policy from 1992 through 1995 all expenditures were capitalized. Commencing January 1, 1996 a capitalization program was implemented to capitalize major improvements to the Properties.

(3) The income tax provision represents Lexreit Properties Group's share of CRSI's income tax provision which is intended to approximate the provision that would have been reported had Lexreit Properties Group filed separate tax returns, and it does not affect the net investment by CRSI. All tax provisions relate to the extraordinary gains or losses in 1993, 1994 and 1995. In 1996, the tax provision includes a provision of approximately $326,000 related to operating income.

(4) The extraordinary gains and losses from the Properties are attributable to the refinancing of Property mortgages. Such gains and losses were not applied to the asset values but were reported as income or loss in the period incurred.

(5) As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), Funds From Operations (FFO) represents net income/(loss) before minority interest, excluding depreciation on real estate, extraordinary gains or losses and including income credited to carrying value of real estate. See Note 2. In addition, the Company will review the capitalization program for the Properties as compared with other REITs.

(6) Pro Forma Net Income Per Common Share equals Pro Forma Net Income divided by the 837,000 shares of Company Common Stock outstanding on a pro forma basis estimated based upon the CRSI shares outstanding at December 31, 1996 converted based on one Company share for every five CRSI shares, plus shares of Company Common Stock issued to CRSI.

          Calculation:
          CRSI Common Stock outstanding @ 12/31/96......................  3,892,600
          Conversion Ratio (/ 5)........................................    778,520
          Adjusted for 7% CRSI holdings (/ 93%).........................    837,118

     Actual shares of Company Common Stock outstanding will differ based on any changes to CRSI shares outstanding from 12/31/96 to the Distribution Date.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

INTRODUCTION

     The following discussion should be read in conjunction with the Summary Combined Pro Forma Financial Data, Selected Financial Information and the Lexreit Properties Group's Combined Financial Statements and Notes thereto appearing elsewhere in this Prospectus.

RESULTS OF OPERATIONS

Comparison of Results of Operations for the Years Ended December 31, 1996 and
1995

     Rental Revenues increased $1.4 million, or 5.9%, in 1996 as compared to 1995. The increase was primarily due to the increase in average rent collected per unit per month from $381 in 1995 to $400 in 1996. In addition, approximately $131,000 of the increase was due to the acquisition of a Property by CRSI in August 1996 and the inclusion of such Property in the Lexreit Properties Group. The average economic occupancy of the Properties was 92.6% in 1996 as compared to 92.1% in 1995. Economic occupancy is defined as the amount of revenue collected from residents as a percentage of the revenue a Property could generate if full rents for all units were collected.

     Other Revenues increased approximately $204,000, or 35%, in 1996 as compared to 1995. The increase was due to an approximately $61,000 increase in interest income and an approximately $126,000 increase from forfeited security deposits. The interest income increase was derived from the increase in funds held in escrow as a result of refinancing transactions and the benefits derived from the new cash management banking relationships established in August 1995.

     Administration Expenses decreased approximately $512,000, or 12.2%, in 1996 as compared to 1995. Approximately $415,000 of the decrease was due to payroll expenses for maintenance employees charged to administration expenses in 1995, which expenses were charged to maintenance expenses in 1996. This decrease is offset by a corresponding increase in maintenance and repair expenses.

     Utility Expenses increased approximately $92,000, or 7.5%, primarily due to general increases in electricity and water expenses.

     Maintenance and Repair Expenses increased approximately $683,000, or 31.9%, due primarily to approximately $415,000 of payroll expenses charged to administration expenses in prior years. In addition, grounds maintenance and repair contract costs increased related to work associated with the maintenance escrow funds established in connection with refinancings of Properties' indebtedness.

     Taxes and Insurance Expenses in 1996 remained comparable to 1995 expense levels.

     Interest Expense increased approximately $922,000 in 1996 as compared to 1995. The increase principally was due to the difference between the recording of interest expense based upon an effective interest rate applied to the "Fresh Start" carrying value of debt in 1995 as compared to the contractual rate of interest on the refinanced mortgages recorded in 1996. The interest recorded in 1996 reflects the contractual interest rate of the mortgages due to the significant number of mortgages refinanced in 1995 and 1996. As mortgages are refinanced, the carrying value of debt is restated to the contractual balance. See Note 4 to the Notes to Combined Financial Statements.

     Interest Expense -- General Partner relates to interest charged by CRSI to the Partnerships on advances made by CRSI to the Partnerships principally related to debt refinancing transactions. This expense is eliminated on the consolidated statements of CRSI and will cease to accrue upon contribution of the Interests to the Company and the Operating Partnership.

     Other Maintenance Expenses decreased approximately $868,000, or 36.9%, in 1996 as compared to 1995. Approximately $373,000 of the decrease was due to a capitalization program implemented in 1996. The program requires the capitalization of major building exterior maintenance. In prior years all items were capitalized during the period the assets were classified as "Held for Sale." The balance of the decline was due to a decrease in expenditures related to Properties refinanced in 1994 and 1995.

     Other Expenses decreased approximately $359,000 in 1996 as compared to 1995. These expenses reflect adjustments to prior year tax and interest expense as well as administrative and tax preparation fees charged to the Properties by CRSI (which charges will continue under the Asset Management Agreements). Other non operating expenses are subject to fluctuation from year to year.

     Income Excluding Depreciation was approximately $3.7 million in 1996 as compared to income credited to the carrying value of real estate or $2.2 million in 1995. The 1996 extraordinary charge of $2.5 million was a result of mortgage debt refinancing on certain Properties. See Note 4 to Notes to Combined Financial Statements. The extraordinary gain of $219,130 recognized in 1995 was due to debt forgiveness generated from debt refinancing of mortgages on Properties.

Comparison of Results of Operations for the Years Ended December 31, 1995 and
1994

     Rental Revenues increased approximately $891,000, or 4.0%, in 1995 as compared to 1994. The increase was due to the increase in average rent per unit per month from $370 in 1994 to $381 in 1995. The average economic occupancy of the Properties was 92.1% in 1995 as compared to 93.5% in 1994. In addition, $188,800 of the increase was due to the acquisition of a Property by CRSI in March 1995.

     Other Revenues increased approximately $56,000, or 10.7%, in 1995 as compared to 1994. The increase primarily was due to an increase in interest income derived from escrow funds established with restructuring and refinancing activities.

     Administration Expenses increased approximately $370,000, or 9.6%, in 1995 as compared to 1994. Approximately $230,000 of the increase was attributable to increased salary expense for additional maintenance work funded from escrows established in refinancing transactions.

     Utility Expenses increased approximately $50,000 in 1995 as compared to 1994 due to general increases in utility rates.

     Maintenance and Repair Expenses increased approximately $216,000, or 11.2%, in 1995 as compared to 1994. Maintenance expenditures increased as funding became available due to escrows established with debt refinancing and restructuring transactions.

     Taxes and Insurance Expenses increased approximately $133,000, or 4.7%, in 1995 as compared to 1994. The increase is primarily related to a health insurance program implemented in 1995 for Partnership employees.

     Interest Expense decreased approximately $238,000 in 1995 as compared to 1994. Interest expense was affected by bankruptcy proceedings involving certain Properties in 1994, which caused fluctuations in interest expense. Interest expense on under collateralized loans on Properties in the Chapter 11 bankruptcy proceedings was recorded based upon cash paid to the lender without regard to contractual or effective interest rates.

     Interest Expense -- General Partner relates to interest charged on advances made by CRSI to the Partnerships. The interest increased as CRSI made new advances, which were primarily related to debt restructuring transactions.

     Other Maintenance Expenses increased approximately $818,000 in 1995 as compared to 1994. The increase reflects the increase in maintenance activity related to the maintenance escrows established with the refinancing and restructuring transactions in 1995 and 1994.

     Other Expenses decreased approximately $269,000 in 1995 as compared to 1994. The decrease relates to Chapter 11 expenses incurred in 1994 due to Properties in bankruptcy. All Property bankruptcy proceedings were completed in early 1995.

     Income Credited to Carrying Value of Real Estate was approximately $2.2 million in 1995 as compared to approximately $2.3 million in 1994. The extraordinary gain of approximately $219,000 in 1995 and $2.0 million in 1994 was recognized in connection with debt forgiveness generated from debt refinancing of mortgages on the Properties.

LIQUIDITY AND CAPITAL RESOURCES

     The following discussion regarding liquidity and capital resources should be read in conjunction with the Lexreit Properties Group's Combined Balance Sheets as of December 31, 1996 and 1995 and the Combined Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994.

     Prior to the Distribution Date, the operations and cash flow of the Company is reflected in the Combined Financial Statements of the Lexreit Properties Group. After the Distribution Date the Company will be entitled to its allocable share of the income and cash flow of the Properties comprising the Lexreit Properties Group. The Company's financial statements after the Distribution Date will be comprised of the Properties included in the Lexreit Properties Group with a minority interest held by CRSI. See "Distribution Policy."

     The principal source of liquidity for the Company will be cash distributions received from the Operating Partnership and a $1,000,000 initial capital contribution from CRSI. The Company will maintain a relatively illiquid cash position. The Company has no current line of credit and has no current intention of securing a line of credit. Because the Company intends to elect REIT status, it must distribute 95% of its REIT taxable income in order to maintain its qualifications as a REIT, which will limit the ability of the Company to rely upon cash flow from operations to finance its activities. It is possible that the Company could require short term borrowing proceeds to meet its REIT distribution requirements.

     The cash flow from operations of the Properties improved significantly from 1994 to 1996, principally as a result of improved Property performance and the refinancing of loans secured by the Properties with more favorable economic terms. Property debt has been refinanced and all Property Chapter 11 bankruptcy cases have been closed. Although there can be no assurances, the Company anticipates receiving adequate distributions to meet its liquidity needs.

FINANCING AND DEBT RESTRUCTURING OF THE PROPERTIES

     In 1996, CRSI completed the refinancing of mortgages on 28 Properties. The majority of the new mortgages have 10 year maturities with 25 to 30 year amortization schedules and an approximate 8.8% fixed interest rate. Twenty-two of the 28 Property mortgages refinanced in 1996 were part of a 26 property portfolio that contains cross-collateral and cross-default provisions. All of the mortgage loans are without recourse to CRSI, the Company and the Operating Partnership.

     As of December 31, 1996, $90.5 million of the contractual mortgage balances on the Properties have fixed rate financing. The average remaining term to maturity is approximately 7 years with a weighted average contractual interest rate of 8.6%. There are approximately $1.5 million of subordinated cash flow mortgages on 7 Properties. The majority of the subordinated debt requires 100% of the excess cash flow of the applicable Property to be applied to the outstanding principal balance.

FUNDS FROM OPERATIONS

     As defined by the National Association of Real Estate Investment Trusts ("NAREIT") Funds From Operations ("FFO") represents net income/(loss) (computed in accordance with generally accepted accounting principles, consistently applied) before minority interests excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing cost), and after adjustment for unconsolidated partnerships and joint ventures. The FFO of the Lexreit Properties Group was $2.3 million in 1994, $2.2 million in 1995 and $3.6 million in 1996. The improvement in FFO is principally due to improvements in net operating income of the Properties which increased from $12.9 million in 1994 to $14.4 million in 1996.

                            BUSINESS AND PROPERTIES

DESCRIPTION OF PROPERTIES AND ADDITIONAL PROPERTIES

     The Company will be the General Partner of the Operating Partnership and will own an undivided 60% economic interest in the Operating Partnership. The Operating Partnership, in turn, will own limited partner's or member's interests (representing undivided 90% to 99% economic ownership interests in the Partnerships that own the Properties). See "Distribution Policy." The Properties and the Additional Properties are primarily located in the lower Midwestern and the Southeastern regions of the United States. A typical apartment community has 77 units and is composed of multiple one-story buildings containing apartment units offering four basic floor plans with studio, one-bedroom, two-bedroom/one-bath and two-bedroom/two-bath apartments. Approximately 96% of the apartment communities comprising the Properties were constructed during the 1980s, with the oldest Property having been constructed in 1980. All of the Additional Properties were constructed during the 1980s, with the oldest Additional Property having been constructed in 1985. The total number of units in the Properties is approximately 5,100 while the total number of units in the Additional Properties is approximately 800. As of December 31, 1996, the average Property was 92% occupied, and the average Additional Property was 89% occupied. Gross rents for the Properties range from $354 per month per unit to $858 per month per unit. As of December 31, 1996, the average rent collected per unit in the Properties was $400 per month. No Property accounted for more than 10% of the aggregate gross revenues of all of the Properties in 1996, and no Property had a book value of more than 10% of the total assets of all of the Properties. Gross rents for the Additional Properties range from $348 per month per unit to $541 per month per unit. As of December 31, 1996, the average rent collected per unit in the Additional Properties was $365.

     For specific information regarding rents, operating expenses, net operating incomes, debt balances and capital expenditures with respect to each Property and each Additional Property, see the Summary of Properties and Additional Properties filed as Exhibit 99.1 to the Registration Statement of which this Prospectus is a part.

EXECUTIVE OFFICERS; CONTRACTS FOR SERVICES WITH MANAGER AND CRSI

     The Company will initially have two Executive Officers, who will be the President and the Treasurer, each serving as such pursuant to the terms of the Corporate Services Agreement. See "Certain Transactions; Transactions with CRSI--Corporate Services Agreement." The Executive Officers, together with other CRSI employees performing services on CRSI's behalf under the Corporate Services Agreement, will perform various management, administrative, accounting, public reporting, and, possibly, acquisition, development and redevelopment functions which will principally relate to investor relations, performance of duties as General Partner of the Operating Partnership and exercise of rights as limited partner or similar equity owner of the Partnerships but may also include review, analysis, negotiation and consummation of acquisitions or similar transactions involving additional apartment communities or other residential real property or investments therein. See "Operating Partnership Agreement." The Operating Partnership will not have any employees. Most operating services will be provided to each of the Partnerships by the Manager pursuant to the terms of the Management Agreements. In addition, CRSI will provide day-to-day management and certain administrative, accounting, financial reporting and regulatory compliance, insurance administration, banking relations and cash management, information systems, and assorted shareholder services to the Partnerships pursuant to the terms of the Asset Management Agreements. See "Certain Transactions; Transactions with CRSI--Management Agreements," "Certain Transactions; Transactions with CRSI--Corporate Services Agreement" and "Certain Transactions; Transactions with CRSI--Asset Management Agreements."

ENVIRONMENTAL MATTERS

     Under various Federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances on, under or in the property. This liability may be imposed without regard to whether the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. Furthermore, a person that arranges for the disposal of a hazardous substance at another property or transports a hazardous substance for disposal or treatment at another property may be liable for the costs of removal or remediation of hazardous substances at that property, regardless of whether or not that person owns or operates that property. The costs of any such remediation or removal may be substantial, and the presence of any such substance, or the failure promptly to remediate any such substance, may adversely affect the property owner's ability to sell or lease the property or to borrow using it as collateral. Other Federal, state and local laws, ordinances and regulations require abatement or removal of certain asbestos-containing materials in connection with demolition or certain renovations or remodeling, impose certain worker protection and notification requirements, and govern emissions of and exposure to asbestos fibers in the air. Other Federal, state and local laws, ordinances and regulations and the common law impose on owners and operators certain requirements regarding conditions and activities that may affect human health or the environment. These conditions and activities include, for example, the presence of lead in drinking water, the presence of lead-containing paint in occupied structures, and the ownership or operation of underground storage tanks. Failure to comply with applicable requirements could result in difficulty in the lease or sale of any affected property or the imposition of monetary penalties, in addition to the costs required to achieve compliance and potential liability to third parties. The Company, the Operating Partnership or the affected Partnership, as the case may be, may be potentially liable for such costs or claims in connection with the ownership and operation of the Properties. See "Risk Factors--Potential Environmental Liability."

     Phase I environmental site assessments have been completed within the last 36 months for more than one-half of the Properties and the Additional Properties, and no Phase II environmental site assessments have been conducted for the Properties or the Additional Properties. None of the Phase I environmental site assessments revealed any environmental contaminant or condition that CRSI believes would have a material adverse effect on the Company, the Operating Partnership, or any of the Partnerships, the Properties or the Additional Properties. Nevertheless, it is possible that there exists material environmental contamination of which CRSI is unaware.

     No assurance can be given that (i) the assessments described above revealed all potential environmental liabilities; (ii) future or amended laws, ordinances or regulations, or more stringent interpretations or enforcement policies of existing environmental requirements, will not impose any material environmental liability; or (iii) the environmental condition of the Properties has not been and will not be affected by changes in the condition of properties in the vicinity of the Properties or by the acts of third parties unrelated to the Company, the Operating Partnership, the Partnerships, the Properties or the Additional Properties.

COMPETITION

     Each of the Properties is located in an area that includes other apartment communities. The occupancy and rental rates of any Property, any Additional Property or any apartment community acquired in the future could be materially and adversely affected by the number of competitive apartment communities in its market area. See "Risk Factors--Apartment Industry Risks."

LEGAL PROCEEDINGS

     The Company is not currently involved in any material litigation nor, to the Company's knowledge, is any material litigation currently threatened against the Company, the Operating Partnership, the Partnerships or the Properties.

                      POLICIES AND OBJECTIVES WITH RESPECT
                             TO CERTAIN ACTIVITIES

     The Company's current investment objectives and policies set forth in "Policies and Objectives With Respect to Certain Activities--Investment Policies" and the other matters discussed below have been established by the Board of Directors of the Company and may be amended or revised from time to time at the discretion of the Board of Directors without a vote of the shareholders of the Company, except that changes in certain policies with respect to conflicts of interest must be consistent with legal requirements. The Company's current Board of Directors is comprised of three members, each of whom is a CRSI Affiliate. On or prior to the Distribution Date, CRSI, in its capacity at such time as the sole shareholder of the Company, will replace one of the current directors with three Independent Directors. While each of the Independent Directors has reviewed the principal policies of the Company and the Board of Directors of the Company presently intends to implement such policies, there can be no assurance that the Board of Directors will not amend or revise these policies.

INVESTMENT POLICIES

     The Company's investment objectives are to achieve long-term capital appreciation through increases in cash flow of the Properties and to provide annual cash dividends to the holders of its Company Common Stock after regular quarterly cash dividends to the holders of its Class A Senior Preferred Stock (which, for the foreseeable future is expected to be and remain CRSI); however, the Company Common Stock is subject to the dividend preference of the Class A Senior Preferred Stock and there can be no assurance that any dividends will ever be paid to the holders of the Company Common Stock. The Company intends to cause the Operating Partnership initially to make quarterly distributions of all OP Distributable Funds. The Company believes that these objectives can be accomplished through the enhanced operation and management of, and selected capital improvements to, the Properties, although the Company will be largely dependent upon the efforts and decisions of CRSI and Manager in this regard. See "Certain Transactions; Transactions with CRSI." While the Company will not directly control or make capital financing, ownership or management decisions affecting the Properties, the Company may withhold its consent to the mortgage refinancing, expansion and/or improvement of the Properties or sale of such Properties, in whole or in part, except in certain limited circumstances. See "Subscription Agreement--Consent of the Company to Certain Transactions," "Distribution Policy" and "Risk Factors--Real Estate Financing Risks."

     While the Company has no present plans to acquire or develop additional properties (except as provided in the Subscription Agreement), the Company intends to evaluate, and has been structured so that it may take advantage of, future opportunities to acquire additional apartment communities. The Operating Partnership Agreement contemplates the possible issuance of additional limited partners' interests in the Operating Partnership. Partnership interests in the Operating Partnership could further be made convertible into shares of Company Common Stock. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over the equity interest of the Company. The Company also may hold temporary cash investments from time to time pending investment or distribution to shareholders.

     Immediately prior to the Distribution Date, when CRSI contributed Interests in the Partnerships to the Company, as described above under "Initial Transactions," there were 11 Additional Properties, 7 of which are owned by SPCs, all of the issued and outstanding capital stock of which is owned by CRSI, and 4 of which are owned by limited partnerships, with CRSI as the general partner, that were not transferred, because each required the consent of a mortgage lender or lenders. A list of the Additional Properties is set forth on
Exhibit 99.2 to the Company's Registration Statement on Form S-11, of which this Prospectus forms a part. CRSI will evaluate each Additional Property to determine whether it is more feasible to maintain an economic interest in the Additional Property and contribute the Additional Property to the Company than to sell (or otherwise dispose of) the Additional Property. If CRSI determines to contribute an Additional Property to the Company, CRSI will continue to use its reasonable best efforts to obtain the required mortgage lender consent or consents and, upon obtaining the consent of the mortgage lender or lenders for the transfer of any Additional Interests, (i) with respect to SPC-owned Additional Properties, 100% of the capital stock of each SPC owning an Additional Property will be contributed to the Company by CRSI, and (ii) with respect to partnership-owned Additional Properties, a 60% limited partner's interest in each of the partnerships owning such Additional Property will be contributed to the Company by CRSI, in any case, in exchange for shares of Class A Senior Preferred Stock in a stated amount equal to the Value of the Additional Interest being contributed. As capital contributions, the Company will contribute 60% of the Additional Interest in each of the partnerships owning the partnership-owned Additional Properties to the Operating Partnership, and the CRSI Group will contribute 40% of the Additional Interest in each of such partnerships to the Operating Partnership. At the time of any additional contribution as described in this paragraph, CRSI will provide to the Company a representation and warranty that, to the best of CRSI's knowledge, there has been no change to the underlying Additional Property or its operations that would have a material adverse effect on the Value of the Additional Property.

FINANCING

     The Company does not initially intend to obtain any financing from lenders or other third parties.

POLICIES WITH RESPECT TO CERTAIN OTHER ACTIVITIES

     The Company has authority to sell capital shares or other securities and to repurchase or otherwise reacquire its shares or any other securities, and may engage in such activities in the future. The Company has authority to issue additional shares of Class A Senior Preferred Stock to CRSI in connection with the contribution by CRSI of Additional Interests to the Company as provided in the Subscription Agreement. The Company has not issued Company Common Stock or any other securities to date, except to CRSI in connection with the formation of the Company. The Company has no outstanding loans to other entities or persons, including its officers and directors, and does not currently intend to make loans to other entities. The Company has not engaged, and does not currently intend to engage, in trading, underwriting or agency distribution or sale of securities of other issuers, and has not invested, and does not currently intend to invest, in the securities of other issuers for the purpose of exercising control. The Company intends to make investments in such a way that it will not be treated as an investment company under the Investment Company Act of 1940.

     The Company intends to make investments at all times in a manner consistent with the requirements of the Code in order for the Company to qualify as a REIT unless, because of changing circumstances or changes in the Code, in Treasury Regulations or in the interpretations of either, the Company's Board of Directors determines that it is no longer in the best interests of the Company and its shareholders to qualify as a REIT.

CONFLICTS OF INTEREST POLICY

     The Company's Articles of Incorporation require that a majority of the Company's Board of Directors consist of persons who are not officers or other employees of the Company, CRSI or persons (or members of firms) who directly or indirectly receive substantial fee income from the Company ("Independent Directors"). Determinations to be made on behalf of the Company with respect to relationships or opportunities that represent a conflict of interest for any Company officer or director as such will be subject to the approval of the Independent Directors. The directors who are CRSI Affiliates will abstain from voting on any matters that would present a conflict of interest due to their being officers of CRSI.

     Neither the Company's governing instruments nor Company policy prohibit any Company director, officer, security holder or Affiliate from having a pecuniary interest in any investment to be acquired or disposed of by the Company or in any transaction to which the Company is a party or in which it has an interest.

                                 THE FORMATION

     Initial Transactions. The principal transactions in connection with the formation of the Company as a REIT and the acquisition of the Interests by the Company and the Operating Partnership are as follows:

     - The Company was formed as an Ohio corporation and a wholly-owned subsidiary of CRSI on April 4, 1997. One hundred shares of Company Common Stock were issued to CRSI for $1,000.

     - On or before the Distribution Date, CRSI will contribute additional cash in the amount of $999,000 together with 60% of the Interests in each of the Partnerships (79% in the case of two limited liability companies) to the Company and will receive 100% of the Class A Senior Preferred Stock and up to 1,066,900 additional shares of Company Common Stock, constituting 100% of the outstanding Company Common Stock.

     - On or before the Distribution Date, the Company and CRSI will form the Operating Partnership as an Ohio limited partnership, with the Company as the General Partner with a 60% economic interest and CRSI as the Limited Partner with a 40% economic interest in the Operating Partnership. As capital contributions, the Company will contribute 60% of the Interests in each of the Partnerships (excluding two limited liability companies in which the Company will retain a 79% member's interest) to the Operating Partnership, and the CRSI Group will contribute the remaining 40% Interest in each of the Partnerships (excluding two limited liability companies in which the CRSI Group will retain a 21% member's interest) to the Operating Partnership.

     By effecting the Initial Transactions and the Distribution, CRSI seeks to accomplish the following objectives:

     (1) To retain a portion of economic benefits (both current cash flow and future appreciation) of the Properties for CRSI and CRSI's shareholders;

     (2) To increase its net income and earnings per share;

     (3) To remove nonrecourse mortgage indebtedness secured by the Properties from CRSI's balance sheet;

     (4) To improve its financial ratios (e.g., debt to equity, debt to total market capitalization, operating margins, adjusted earnings before interest, taxes, depreciation and amortization to revenues, return on assets and return on equity);

     (5) To allow each business (i.e., CRSI's real estate services business and CRSI's real estate investment business) to more appropriately address its specific requirements in a cost effective manner, including capital requirements;

     (6) To enable investors to evaluate each of the two businesses independently and, therefore, better understand and analyze each such business and direct their investments accordingly;

     (7) To provide analysts, investors and lenders with a clear basis on which to evaluate the business and operations of each company;

     (8) To enable CRSI to better and more efficiently pursue growth opportunities in its business and to finance such growth through the issuance of capital stock (or other equity securities) of CRSI (or Affiliate), or through the proceeds of indebtedness, as applicable; and

     (9) To improve access to capital markets for CRSI and decrease CRSI's costs of raising capital because separation of the two businesses will enhance the ability of financial markets to appropriately evaluate and value CRSI's real estate services business.

     Contributions of Additional Interests. Immediately prior to the Distribution Date, when CRSI will contribute an Interest in each of the Partnerships (in most cases, 60%, but in the case of two limited liability companies, 79%) to the Company, as described above under "Initial Transactions," there will be 11 Additional Properties, 7 of which are owned by SPCs, all of the issued and outstanding capital stock of which is owned by CRSI, and 4 of which are owned by limited partnerships, with CRSI as the general partner, the interests in which will not have been transferred because each such transfer requires the consent of a mortgage lender or lenders. A list of the Additional Properties is set forth on Exhibit 99.2 to the Company's Registration Statement on Form S-11, of which this Prospectus forms a part. CRSI will evaluate each Additional Property to determine whether it is more feasible to maintain an economic interest in the Additional Property and contribute the Additional Property to the Company than to sell (or otherwise dispose of) the Additional Property. If CRSI determines to contribute an Additional Property to the Company, CRSI will continue to use its reasonable best efforts to obtain the required lender consent or consents and, upon obtaining the consent of the lender or lenders for the transfer of any Additional Interests, (i) with respect to SPC-owned Additional Properties, 100% of the capital stock of each SPC owning an Additional Property will be contributed to the Company by CRSI, and (ii) with respect to partnership-owned Additional Properties, a 60% limited partner's interest in each of the partnerships owning such Additional Property will be contributed to the Company by CRSI, in any case, in exchange for shares of Class A Senior Preferred Stock in an amount equal to the Value of the Additional Interest. As capital contributions, the Company will contribute 60% of the Additional Interest in each of the partnerships owning the partnership-owned Additional Properties to the Operating Partnership, and the CRSI Group will contribute 40% of the Additional Interest in each of such partnerships to the Operating Partnership. At the time of any additional contribution as described in this paragraph, CRSI will provide to the Company a representation and warranty that, to the best of CRSI's knowledge, there has been no change to the underlying Additional Property or its operations that would have a material adverse effect on the value of the Additional Property.

                                   MANAGEMENT

COMPANY DIRECTORS AND EXECUTIVE OFFICERS

     The Board of Directors of the Company currently consists of three members, each of whom is a CRSI Affiliate. On or prior to consummation of the Distribution, the Company will replace one of the current directors with three Independent Directors. Thereafter, directors of the Company will be elected at each annual meeting of shareholders and will serve until their successors are elected and qualified.

     Each of the Company's officers will be elected and serve at the discretion of the Board of Directors of the Company until his successor is duly chosen and qualified. The Board of Directors may increase the number of officers of the Company in the future if circumstances warrant.

     The following table sets forth certain information concerning the individuals who are the current and proposed directors and the officers of the Company. The President and the Treasurer shall serve as such pursuant to the terms of the Corporate Services Agreement. See "Certain Transactions; Transactions with CRSI--Corporate Services Agreement."

        NAME              AGE             POSITION
        ----              ---             --------
John B. Bartling, Jr.      39      Director and President

Paul R. Selid              34      Director and Secretary

Mark D. Thompson           39      Director and Treasurer

Richard Lerner             31      Director Nominee

Craig Lipka                37      Director Nominee

Jack A. Staph              51      Director Nominee

     The following is a biographical summary of the business experience of the current and proposed directors and officers of the Company.

     John B. Bartling, Jr. Mr. Bartling has been President and Chief Executive Officer of CRSI since December 1995. From April 1993 until December 1995, Mr. Bartling was a Director in the Real Estate Products Group of CS First Boston, an investment banking firm ("CS First Boston"), and he was an executive officer of NHP, Inc., a company specializing in the development, ownership and management of real estate assets, from June 1987 to April 1993. He also served as Executive Vice President of NHP Real Estate Corp., NHP Capital Corp. and NHP Servicing Inc., wholly owned subsidiaries of NHP, Inc., from 1991 to April 1993.

     Paul R. Selid. Mr. Selid has been Senior Vice President of CRSI since April 1996. Prior to that time, Mr. Selid was Vice President of Acquisitions of NHP, Inc. since December 1994. Mr. Selid also served as Vice President of Asset Management and Underwriting of NHP, Inc. from September 1992 to December 1994. Mr. Selid previously served as Vice President of Finance of Hall Financial Group, Inc. from January 1990 to September 1992. Mr. Selid will be replaced as a director of the Company upon approval by the CRSI shareholders of the Distribution.

     Mark D. Thompson. Mr. Thompson has been Chief Financial Officer and Executive Vice President of CRSI since October 31, 1996. Prior to that time, Mr. Thompson was Executive Vice President of Corporate Acquisitions of CRSI since April 1996. Mr. Thompson was a partner in the law firm of McDonald, Hopkins, Burke & Haber from January 1995 to April 1996 and was a partner from October 1992 to December 1994, and an associate from January 1985 to October 1992, in the law firm of Benesch, Friedlander, Coplan & Aronoff LLP.

     Richard Lerner. Mr. Lerner has been Senior Vice President of DAIWA Securities, a full service global securities firm, since May 1996. For five years prior to that, Mr. Lerner was Director of Commercial Mortgage for CS First Boston.

     Craig Lipka. Mr. Lipka has been Managing Director of Soss, Cotton & Lipka, a hedge fund, since April 1996. For five years prior to that, Mr. Lipka was Managing Director of Mortgage Products Group for CS First Boston.

     Jack A. Staph. Mr. Staph has been the Senior Vice President, Secretary and General Counsel of Revco D.S., Inc. ("Revco") since December 1986 and served as a member of the interim office of the President of Revco from June 1992 to July 1992. Mr. Staph was continuously employed as a member of Revco's in-house legal staff for more than ten years prior to June 1986.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Regulations provide that the Board of Directors may establish one or more committees of the Board of Directors in the future if circumstances warrant. The Board of Directors currently intends to establish an audit committee and a nominating committee.

     Audit Committee. The Audit Committee will consist of three Independent Directors. The Audit Committee will make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and nonaudit fees, review CRSI's performance under the Corporate Services Agreement, review the adequacy of the Company's internal accounting controls and review major accounting or reporting changes contemplated or made.

     Nominating Committee. The Nominating Committee will consist of two Independent Directors and one CRSI Affiliate director. The primary function of the Nominating Committee will be to advise the Company's Board of Directors as to nominees for election to the Board of Directors.

LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Ohio Revised Code provides, with certain limited exceptions, that a director may be held liable in damages for his act or omission as a director only if it is proved by clear and convincing evidence that he undertook the act or omission with deliberate intent to cause injury to the corporation or with reckless disregard for its best interest.

     The Ohio Revised Code authorizes Ohio corporations to indemnify officers and directors from liability if the officer or director acted in good faith and in a manner reasonably believed by the officer or director to be in or not opposed to the best interests of the corporation, and, with respect to any criminal actions, if the officer or director had no reason to believe his action was unlawful. In the case of an action by or on behalf of a corporation, indemnification may not be made (i) if the person seeking indemnification is adjudged liable for negligence or misconduct, unless the court in which such action was brought determines such person is fairly and reasonably entitled to indemnification or (ii) if liability asserted against such person concerns certain unlawful distributions. The indemnification provisions of the Ohio Revised Code require indemnification if a director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding that he was a party to by reason of the fact that he is or was a director or officer of the corporation. The indemnification authorized under Ohio law is not exclusive and is in addition to any other rights granted to officers and directors under the articles of incorporation or regulations of the corporation or any agreement between officers and directors and the corporation. A corporation may purchase and maintain insurance or furnish similar protection on behalf of any officer or director against any liability asserted against him and incurred by him in his capacity, or arising out of the status, as an officer or director, whether or not the corporation would have the power to indemnify him against such liability under the Ohio Revised Code.

     The Company's Regulations provide for the indemnification of directors and officers of the Company to the maximum extent permitted by Ohio law as authorized by the Board of Directors of the Company, and for the advancement of expenses incurred in connection with the defense of any action, suit or proceeding that he was a party to by reason of the fact that he is or was a director of the Company upon the receipt of an undertaking to repay such amount unless it is ultimately determined that the director is entitled to indemnification.

     The Company plans to obtain and maintain an insurance policy which will insure the officers and directors of the Company against claims arising out of alleged wrongful acts by such persons in their respective capacities as officers and directors of the Company.

EXECUTIVE COMPENSATION

     The Company does not intend to pay its Executive Officers an annual salary for services performed as Executive Officers. The Executive Officers, together with other CRSI employees performing services on CRSI's behalf under the Corporate Services Agreement, will perform, pursuant to the terms of the Corporate Services Agreement, various management, administrative, accounting, public reporting and, possibly, acquisition, development and redevelopment functions which will principally relate to investor relations, performance of duties as General Partner of the Operating Partnership and exercise of rights as limited partner or similar owner of the Partnerships but may also include review, analysis, negotiation and consummation of acquisitions or similar transactions involving additional apartment communities or other residential real property or investments therein. See "Certain Transactions; Transactions with CRSI--Corporate Services Agreement." The Executive Officers will each also serve as directors of the Company and shall be compensated for their services as directors, as set forth below.

COMPENSATION OF DIRECTORS

     The Company intends to pay each of its directors an annual fee of $10,000 and a fee of $500 for each directors' meeting and $250 for each committee meeting attended; provided, however, that the additional fees for attendance at directors' meetings and committee meetings shall not exceed $2,500 per director for the one year period commencing on the date of this Prospectus.

CONFLICTS OF INTEREST

     It is anticipated that certain matters affecting both CRSI and the Company will require approval of the Company's Board of Directors. The non-Independent Directors will abstain from voting on any matters that would provide a conflict of interest due to their positions as officers of CRSI.

                  CERTAIN TRANSACTIONS; TRANSACTIONS WITH CRSI

INITIAL TRANSACTIONS

     The principal transactions in connection with the Formation of the Company as a REIT and the acquisition of the Interests by the Company and the Operating Partnership are as follows:

     - The Company was formed as an Ohio corporation and a wholly-owned subsidiary of CRSI on April 4, 1997. One hundred shares of Company Common Stock were issued to CRSI for $1,000.

     - On or before the Distribution Date, CRSI will contribute additional cash in the amount of $999,000 together with 60% of the Interests in each of the Partnerships (79% in the case of two limited liability companies) to the Company and will receive 100% of the Class A Senior Preferred Stock and up to 1,066,900 additional shares of Company Common Stock, constituting 100% of the outstanding Company Common Stock.

     - On or before the Distribution Date, the Company and CRSI will form the Operating Partnership as an Ohio limited partnership, with the Company as the General Partner with a 60% economic interest and CRSI as the Limited Partner with a 40% economic interest in the Operating Partnership. As capital contributions, the Company will contribute 60% of the Interests in each of the Partnerships (excluding two limited liability companies in which the Company will retain a 79% member's interest) to the Operating Partnership, and the CRSI Group will contribute the remaining 40% of the Interests in each of the Partnerships (excluding two limited liability companies in which the CRSI Group will retain a 21% member's interest) to the Operating Partnership.

See "The Formation" for a further discussion of the benefits to, and value received by, CRSI in connection with the Initial Transactions.

CONTRIBUTIONS OF ADDITIONAL INTERESTS

     Immediately prior to the Distribution Date, when CRSI will contribute an Interest in each of the Partnerships (in most cases, 60%, but in the case of two limited liability companies, 79%) to the Company, as described above under "Initial Transactions," there will be 11 Additional Properties, 7 of which are owned by SPCs, all of the issued and outstanding capital stock of which is owned by CRSI, and 4 of which are owned by limited partnerships, with CRSI as the general partner, that will not have been transferred because such transfer requires the consent of a mortgage lender or lenders. A list of the Additional Properties is set forth on Exhibit 99.2 to the Company's Registration Statement on Form S-11, of which this Prospectus forms a part. CRSI will evaluate each Additional Property to determine whether it is more feasible to maintain its economic interest in the Additional Property and contribute the Additional Property to the Company or to sell (or otherwise dispose of) the Additional Property. If CRSI determines to contribute an Additional Property to the Company, CRSI will continue to use its reasonable best efforts to obtain the required lender consent or consents and, upon obtaining the consent of the lender or lenders for the transfer of any Additional Property, will contribute to the Company (i) with respect to SPC-owned Additional Properties, 100% of the capital stock of each SPC owning an Additional Property, and (ii) with respect to partnership-owned Additional Properties, 60% of the limited partner's interest in each of the partnerships owning such Additional Property, in each case, in exchange for shares of Class A Senior Preferred Stock in an amount equal to the Value of the Additional Interest being contributed. As capital contributions, the Company will contribute the full amount of the limited partner's interest it receives in each of the partnerships owning the partnership-owned Additional Properties to the Operating Partnership, and the CRSI Group will contribute the remaining 40% of the limited partner's interest in each of such partnerships to the Operating Partnership. At the time of any additional contribution as described in this paragraph, CRSI will provide to the Company a representation and warranty that, to the best of CRSI's knowledge, there has been no change to the underlying Additional Property or its operations that would have a material adverse effect on the value of the Additional Property.

AGREEMENTS BETWEEN THE COMPANY AND CRSI

     On or prior to the Distribution Date, the Company and CRSI, directly or through Affiliates, will enter into certain agreements, described below, which will govern their ongoing relationships. These agreements were structured while the Company was owned by CRSI and consequently are not the result of arm's length negotiations between independent parties. In each case, the terms of these agreements have been reviewed by the nominees to serve as the Company's Independent Directors. The following summaries of such agreements, and the descriptions of certain provisions thereof set forth elsewhere in this Prospectus, are qualified in their entirety by reference to each such agreement which is filed as an exhibit to the Registration Statement of which this Prospectus is a part.

MANAGEMENT AGREEMENTS

     The Manager. As of the date of this Prospectus, either Lexford Properties, Inc., a Texas corporation and wholly-owned subsidiary of CRSI, or CRSI (collectively, the "Manager"), oversees the day-to-day operations of each Property pursuant to a management agreement, which has been entered into between the Manager and an individual Partnership (individually, a "Management Agreement," and collectively, the "Management Agreements").

     The Management Agreements. As of the date of this Prospectus, each Partnership has entered into a Management Agreement with the Manager for an initial term of five years. Approximately two-thirds of the Management Agreements were entered into in 1992 and the remaining one-third were entered into in 1996. At the expiration of the five-year term, the Management Agreement will renew automatically for a period of one year, unless either party provides a written notice to the other party of its intention to terminate the Management Agreement 30 days prior to expiration of the current term. The Management Agreement may be terminated by either party without cause at any time upon 30 days written notice. Under 24 of the Management Agreements, any such termination by the Partnership without cause during the initial five year term shall result in a payment of a termination fee to the Manager in an amount equal to the compensation due to the Manager under the unexpired portion of such initial term of the Management Agreement, such termination fee to be calculated by multiplying the compensation earned for the first month of such initial term by the number of months remaining in such initial term. Under the balance of the Management Agreements, a termination fee is payable for the unexpired portion of the then current term. The Operating Partnership Agreement provides further that any termination of a Management Agreement, other than for reasons of (i) sale or other disposition of the related Property or Additional Property or (ii) termination at the expiration of the Management Agreement's then current term, shall result in payment by the Company to the Manager of a termination fee in an amount equal to five years fees (based upon the full amount of fees earned by Manager on account of the immediately preceding twelve full months), less any termination fee amount paid by a Partnership (or by a limited partnership owning an Additional Property) pursuant to the terms of the Management Agreement. See "Operating Partnership Agreement--Termination of Management Agreements." In addition, each party will have the right to terminate the Management Agreement without penalty upon the occurrence of certain specified events, including a breach by the other party of any provision contained in the Management Agreement which remains uncured for 30 days after written notice of such breach.

     After the Distribution Date, the Manager will continue to manage and operate the Properties as the agent of each of the Partnerships in accordance with the terms of the appropriate Management Agreement. Specifically, the Manager (or its affiliate, as the case may be) will perform such services and activities relating to the operations of the Properties as are customarily provided by operators of comparable apartment properties, including:

          (i) employing, discharging and supervising all on-site employees or contractors required for operation of the Property;

          (ii) implementing and maintaining a computer system for the Property;

          (iii) ensuring compliance with applicable laws with respect to the Property;

          (iv) obtaining necessary licenses and permits for operation of the Property;

          (v) making ordinary course contracts for utilities and supplies and for vendor arrangements for the Property;

          (vi) making necessary alterations and repairs and completing routine maintenance for the Property;

          (vii) keeping bank accounts and making deposits and disbursements for salaries (including fringe benefits and employee benefits), debts, expenditures and fees (e.g., mortgage payments) with respect to the Property;

          (viii) coordinating the plans of tenants for moving their personal effects into the Property or out of it, with a view toward scheduling such movements so that there shall be a minimum of inconvenience to other tenants;

          (ix) maintaining business-like relations with tenants whose service requests shall be received, considered and recorded in systematic fashion in order to show the action taken with respect to each;

          (x) using its best efforts to (A) collect all monthly rents due from tenants and rent from users or lessees of other non-dwelling facilities on the Property, if any; (B) request, demand, collect, receive and receipt for any and all charges or rents which become due to the Partnership; and (C) take such legal action, at the Partnership's expense, as may be necessary or desirable to evict tenants delinquent in payment of monthly rental charges, to cancel leases and to collect charges such as rent, security deposits and late fees;

          (xi) using its best efforts at all times to operate and maintain the Property according to the highest standards achievable consistent with the operation of comparable quality units;

          (xii) advertising when necessary, at the Partnership's expense, the availability for rental of the apartments and display "for rent" or other similar signs upon the Property; and

          (xiii) signing, renewing and canceling tenant leases for the Property, in compliance with standards established by the Partnership to bona fide individuals, for monthly rentals established from time to time by the Partnership based on the Manager's recommendations.

     Pursuant to the Management Agreement, the Manager is required to submit to the Partnership for approval a budget for each fiscal year, containing a schedule of monthly rents and management expenditures, including employee compensation. The Manager's expenses (excluding expenses for taxes, insurance and utilities) may not exceed budgeted amounts for the period in question by more than 10% unless consented to by the Partnership. In addition, the Manager will be responsible for preparing for the Partnership monthly income and expense statements with respect to the Property and cash balances for accounts. Within 45 days of each fiscal year end, the Manager is required to provide to the Partnership a fiscal year end income and expense statement and results of operations with respect to the Property.

     Management Agreement Fees. Monthly payments by the Partnership to the Manager under the Management Agreement consist of the following: (a) a management fee; (b) a bookkeeping fee; (c) a performance fee; and (d) a reimbursement payment for employee salaries. All of the monthly payments are payable to the Manager on or before the last day of each month and shall be deducted by the Manager from the collected rental receipts. The Management Agreement provides that fees for certain additional services requested of the Manager by the Partnership shall be agreed upon by the parties. In addition, the Manager may require that the Partnership provide an apartment to any Property employee on a discounted basis.

     The monthly management fee is equal to 5% of the "Gross Receipts of the Property." "Gross Receipts of the Property" consist of the entire amount of all receipts, determined on a cash basis, from tenant rentals collected pursuant to tenant leases for each month (excluding tenant security deposits).

     The bookkeeping fee is approximately $335 per month, subject in certain cases to annual cost of living adjustments. The bookkeeping fee compensates the Manager for its bookkeeping, recording of receipts and disbursements, check writing and bank account reconciliations, preparation of monthly statements of cash receipts and disbursements and other required bookkeeping functions under the Management Agreement.

     The performance fee payable to the Manager is an amount equal to $2 per apartment for each month in which the Manager collects not less than 96% of the potential gross revenue by the end of such month. Potential gross revenue is defined under certain of the Management Agreements as total rents payable on account of occupied units and in the balance of the Management Agreements as total rents payable on account of all rentable units (whether rented or not, i.e., "economic occupancy"). In addition, the Partnership must make monthly reimbursements of employee compensation paid by the Manager to the property employees during such month.

     Expenses. Pursuant to the Management Agreement, the Partnership will also pay all costs and expenses of maintaining and operating the Property.

     Ancillary Services. The Manager also provides ancillary services to the Properties, including replacement parts, laundry services and maintenance supplies. The Manager has established a "Preferred Vendor" program that features discounts with major appliance, home repair and supply vendors at a cost of $3 per unit per year for participation in the Preferred Vendor program. The program will allow the Partnerships to benefit from volume purchasing by paying discounted prices for high-quality goods. The Manager receives a rebate for every purchase made through the Preferred Vendor program, as well as a share of revenues generated from residents' use of laundry equipment.

     The Manager receives compensation for services rendered and a reimbursement of expenses. The Manager also offers leased apartment furnishings through agreements with national companies, and receives a rebate on furniture packages leased by residents. On a very limited basis, the Manager offers telecommunications and cable television services to residents.

CORPORATE SERVICES AGREEMENT

     CRSI and the Company will enter into a Corporate Services Agreement effective as of the Distribution Date pursuant to which CRSI will provide to the Company certain services for a period of three years following the Distribution. The Corporate Services Agreement shall renew automatically for sequential one-year periods unless either party shall provide written notice to the other, six months prior to the expiration of the then current term, of its desire to terminate the Corporate Services Agreement. Payment by the Company for the provision of services during the initial three-year term will be $350,000 per year, payable in equal monthly installments.

     The initial services to be provided to the Company by CRSI include day-to-day executive management and most administrative services to the Company including accounting, financial reporting and regulatory compliance, insurance administration, banking relations and cash management, information systems, and assorted shareholder services, and, if necessary, will provide payroll, W-2 and other financial services. Further, the Company does not intend to pay its Executive Officers an annual salary for services performed as Executive Officers. The Executive Officers, together with other CRSI employees performing services on CRSI's behalf under the Corporate Services Agreement, will perform, pursuant to the terms of the Corporate Services Agreement, various management, administrative, accounting, public reporting and, possibly, acquisition, development and redevelopment functions which will principally relate to investor relations, performance of duties as General Partner of the Operating Partnership and exercise of rights as limited partner or similar owner of the Partnerships. In addition, services to be provided under the Corporate Services Agreement may also include review, analysis, negotiation and consummation of acquisitions or similar transactions involving additional apartment communities or other residential real property or investments therein. See "Policies and Objectives with Respect to Certain Activities--Investment Policies."

ASSET MANAGEMENT AGREEMENTS

     CRSI and each Partnership (or, each entity owning an Additional Property, if acquired) will enter into an Asset Management Agreement pursuant to which CRSI will provide to the Properties and/or the Additional

Properties day-to-day management services for a period of three years. The Asset Management Agreements shall renew automatically for sequential one-year periods unless and until either of the parties shall provide written notice to the other, six months prior to the expiration of the then current term, of its desire to terminate the Asset Management Agreement. The services to be provided by CRSI under each Asset Management Agreement include: (i) preparation and distribution of reports to the Company regarding operations, finances, management and all other matters that could have an affect on its Interests in the Properties and the Additional Properties; (ii) allocation and distribution of funds to partners or members in accordance with the terms of the partnership governing documents; (iii) supervision of the preparation, and review and distribution, of partnership (or, in the case of the SPCs, if applicable, corporate) tax returns to the Company; and (iv) participation in, and supervision of professionals involved in, examination of governmental filings. Payment by each of the Partnerships for the provision of day-to-day management services during the initial three-year term will be paid to CRSI monthly in the form of (a) an asset management fee in an amount equal to 1% of the gross monthly revenues collected by such Partnership (or entity owning an Additional Property, if acquired); (b) a real estate tax appeals fee, when applicable, in an amount equal to 40% of first year savings plus a monthly maintenance fee of $100 per Property or Additional Property; (c) a loan negotiation fee in an amount equal to 1% of the face amount of any new or refinanced loan with respect to a Property or Additional Property; (d) a real estate commission fee in an amount equal to 6% of the sales price (inclusive of any fees payable to outside brokers retained by the seller) of any Property or Additional Property; (e) a payroll processing fee in an amount equal to $43 per Property per month; (f) a W-2 preparation and distribution fee in an amount equal to $1.50 per employee per year; (g) an insurance administration fee in an amount equal to $12 per unit per year; and (h) an audit preparation fee in an amount equal to $1,000 per year for applicable Properties.

     In addition, as further consideration for its services under the Asset Management Agreement, each Partnership (or entity owning an Additional Property) will authorize CRSI to retain custody and control of its cash on hand and invest such funds in the Partnership's name in demand or overnight commercial paper facilities (a "CP Facility"). CRSI will covenant to make all such funds immediately available to the Partnership as needed and will be entitled to retain interest accruing on such funds under the CP Facility.

TAX INDEMNIFICATION AGREEMENT

     The Company and CRSI will enter into a Tax Indemnity Agreement (the "Tax Indemnification Agreement") effective as of the Distribution Date pursuant to which CRSI will indemnify the Company against any tax liability of (i) the Company or any of its subsidiaries for all taxable periods ending on or before the Distribution Date (and, with respect to subsidiaries contributed by CRSI to the Company after the Distribution Date, for all taxable periods ending on or before the date any such subsidiary is contributed to the Company), and (ii) CRSI or any of CRSI's subsidiaries (other than the Company or any of its subsidiaries) for any period ending on or before, or including, the Distribution Date.

                        OPERATING PARTNERSHIP AGREEMENT

     The following summary of the Operating Partnership Agreement, and the descriptions of certain provisions thereof set forth elsewhere in this Prospectus, is qualified in its entirety by reference to the Operating Partnership Agreement, which is filed as an exhibit to the Registration Statement of which this Prospectus is a part.

MANAGEMENT

     The Operating Partnership will be an Ohio limited partnership. Pursuant to the Operating Partnership Agreement, the Company, as the General Partner with a 60% economic interest in the Operating Partnership, will have full, exclusive and complete responsibility in the management and control of the Operating Partnership. CRSI, as the Limited Partner with a 40% economic interest in the Operating Partnership, will have no authority to transact business for, or to participate in the management, activities or decisions of, the Operating Partnership; provided, however, that any decision for the Operating Partnership
(i) to issue
additional limited partner's interests in the Operating Partnership; (ii) to change the General Partner, including a voluntary withdrawal, transfer or assignment by the General Partner of its general partner's interest; (iii) to make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee; (iv) to institute any proceeding for bankruptcy; (v) to agree to or consummate a merger or consolidation of the Operating Partnership with any other entity; (vi) to take title to any property other than in the name of the Operating Partnership; or
(vii) to be dissolved, would require the consent of the Limited Partner.

     The Operating Partnership has been formed to own the Interests and to own all other interests in real estate properties that may be acquired in the future by the Company (unless otherwise specified in the Subscription Agreement). See "Subscription Agreement--Contributions of Additional Interests." Accordingly, the income and expenses of the Company that will be reflected in the financial information to be provided to the shareholders will include the income and expenses of the Operating Partnership, adjusted (on a pro forma basis) to deduct the allocation of the Limited Partner.

TRANSFERABILITY OF INTERESTS

     The Company may not voluntarily withdraw as General Partner from the Operating Partnership or transfer or assign its general partner's interest in the Operating Partnership without the consent of the Limited Partner. Subject to applicable securities laws, a limited partner may transfer its interests in the Operating Partnership without the consent of the General Partner, although the transferee will not be admitted as a substitute partner without the consent of the General Partner.

CAPITAL CONTRIBUTIONS

     The Company will contribute to the Operating Partnership all of the Interests transferred to it by CRSI (with the exception of a 79% Interest in 2 of the Partnerships which are limited liability companies) as its initial capital contribution. The CRSI Group will contribute to the Operating Partnership the remaining portion of its Interests in the Partnerships (with the exception of a 21% Interest in 2 of the Partnerships) as its initial capital contribution. If additional limited partner's interests are contributed by CRSI to the Company following the Distribution Date, it is anticipated that 60% of such Additional Interests will be contributed to the Company which will in turn contribute such Additional Interests to the Operating Partnership, and 40% of such Additional Interests will be contributed by the CRSI Group to the Operating Partnership.

     The Operating Partnership Agreement provides that if the Operating Partnership requires additional funds at any time or from time to time in excess of funds available to the Operating Partnership from capital contributions, the Operating Partnership may seek to obtain such funds from a lender or other third party.

TAX MATTERS; PROFITS AND LOSSES

     Pursuant to the Operating Partnership Agreement, the Company will be the tax matters partner of the Operating Partnership and, as such, will have authority to make tax elections under the Code on behalf of the Operating Partnership.

     Profit and loss of the Operating Partnership will generally be allocated among the partners in accordance with their respective percentage interests in the Operating Partnership, except as otherwise required by the tax law (including, but not limited to Code Section 704(c)).

OPERATIONS

     The Operating Partnership Agreement requires that the Operating Partnership be operated in a manner that will enable the Company to satisfy the requirements for being classified as a REIT and to avoid any Federal income tax liability.

     The Operating Partnership Agreement provides that the provisions of the Operating Partnership Agreement described in the preceding paragraph, among others, may not be amended, modified, revoked or rescinded without the prior written consent of the Limited Partner. See "--Management."

TERMINATION OF MANAGEMENT AGREEMENTS

     The Operating Partnership Agreement provides that, upon the termination of any Management Agreement for any reason other than (i) the sale or other disposition of the related Property or Additional Property or (ii) the termination by its terms of the Management Agreement at the expiration of its then current term, the Company will be required to pay to the Manager a termination fee in an amount equal to five years fees, calculated based on the fees earned by the Manager with respect to the related Property or Additional Property during the prior twelve-month period. The termination fee to be paid under the Operating Partnership Agreement shall be reduced by the amount of any termination fee required to be paid by a Partnership (or by a limited partnership owning an Additional Property) pursuant to the terms of the terminated Management Agreement.

DISTRIBUTIONS

     The Operating Partnership Agreement provides that the Operating Partnership will make cash distributions quarterly, in amounts equal to all OP Distributable Funds. As of the date of this Prospectus, the Company does not anticipate the need to establish reserves and, therefore, intends to cause the Operating Partnership to distribute all OP Distributable Funds on a quarterly basis for the foreseeable future. The portion of OP Distributable Funds equal to the Modified Net Income of the Operating Partnership will be distributed to the partners in accordance with their respective percentage interests in the Operating Partnership. Any remaining OP Distributable Funds, i.e., those in excess of Modified Net Income of the Operating Partnership, will be distributed
(i) 100% to the General Partner if such distributions are attributable to Partnership operations; provided, however, to the extent that distributions are made to the General Partner as a result of the proviso in clause (ii) below, an equivalent amount of distributions shall be made to the Limited Partner pursuant to this clause (i) prior to any distributions being made to the General Partner pursuant to this clause (i) or (ii) pro rata to the Partners in accordance with, and to the extent of, their respective positive capital account balances if such distributions are attributable to sales or refinancings of Properties or Additional Properties by the Partnerships until no Partner has a positive capital account balance and thereafter to the Partners in accordance with their respective percentage interests in the Company; provided, however, in no event shall the sale or refinancing proceeds to be distributed to the General Partner be less than the lesser of (x) the amount of taxable gain allocable to the General Partner as a result of the event giving rise to such sale or refinancing proceeds or (y) the amount necessary for the General Partner to meet its minimum distribution requirements under Sections 857 and 4981 of the Code, as determined by the General Partner in its reasonable discretion and taking into account the capacity of the General Partner to borrow funds to satisfy such distribution requirements. As General Partner of the Operating Partnership, the Company will control the declaration and payment of any distributions by the Operating Partnership but has agreed with CRSI (in the Operating Partnership Agreement), as Limited Partner, not to unreasonably withhold or retain OP Distributable Funds.

     Distributions by the Partnerships will be determined by CRSI's authorized officers on behalf of CRSI, through CRSI's Managing Interest in the Partnerships. CRSI, as Managing Partner of each of the Partnerships, has agreed (in the Operating Partnership Agreement) not to unreasonably withhold or retain Distributable Funds from Partnership Operations. Distributions by the Partnerships will be dependent on a number of factors, including the amount of each such Partnership's Distributable Funds from Partnership Operations, the Partnership's financial condition, any decision by the Managing Partner to reinvest funds rather than distributing such funds, the Partnership's capital expenditures and any other factor the Managing Partner believes is relevant. CRSI, as Managing Partner of the Partnerships, may establish reserves for certain of the Properties from time to time which would have the impact of decreasing the actual amount of distributions from the Operating Partnership to the Company and, in turn, from the Company to the holders of Company Common Stock or even its Preferred Stock.

     Upon liquidation of the Operating Partnership, after payment of, or adequate provision for, debts and obligations of the Operating Partnership, including any partner loans, any remaining assets of the Operating Partnership will be distributed to all partners with positive capital accounts in accordance with their respective positive capital account balances.

AMENDMENTS

     Amendments to the Operating Partnership Agreement (e.g., changes in the business conducted) require the consent of the Limited Partner, with certain limited exceptions, and certain amendments to the Operating Partnership Agreement (e.g., modification of the partners' rights to receive allocations and distributions and alteration of the transfer rights, contribution requirements and indemnification provisions of the Operating Partnership Agreement) require the consent of each adversely affected partner.

TERM

     The Operating Partnership will continue until December 31, 2037, or until sooner dissolved on (i) the bankruptcy, insolvency, dissolution, liquidation or withdrawal of the Company (unless the Limited Partner elects to continue the Operating Partnership); (ii) the sale or other disposition of all or substantially all the assets of the Operating Partnership; or (iii) the redemption of all of the interests in the Operating Partnership.

                             SUBSCRIPTION AGREEMENT

GENERAL

     A Subscription Agreement has been entered into between the Company and CRSI, in substantially the form filed as Exhibit 3.3 to the Company's Form S-11, of which this Prospectus forms a part, for the subscription by CRSI of the Company Common Stock and Class A Senior Preferred Stock in exchange for the contribution of capital to be made by CRSI to the Company. See "The Formation" for a detailed description of the contribution of capital and the distribution of capital stock. In addition to the terms of the Class A Senior Preferred Stock set forth in the Company's Articles of Incorporation, the Subscription Agreement provides that additional shares of Class A Senior Preferred Stock shall be issued to CRSI upon CRSI's contribution of Additional Interests, if any, to the Company. See "--Contributions of Additional Interests."

CONSENT OF THE COMPANY TO CERTAIN TRANSACTIONS

     While the Company will not directly control or make capital financing, ownership or management decisions affecting the Properties, the Subscription Agreement provides that the Company may withhold its consent to the (i) mortgage refinancing of any Property prior to the maturity of an outstanding mortgage loan secured by the affected Property (whether scheduled or by virtue of acceleration), (ii) expansion and/or improvement of the Properties or (iii) sale of such Properties, in whole or in part, except in the event that the maturity of a mortgage loan secured by the affected Property is accelerated for any reason.

CONTRIBUTIONS OF ADDITIONAL INTERESTS

     In the event of any contribution by CRSI of Additional Interests, as described in "The Formation--Additional Contributions of Interests," the Company will issue to CRSI, additional shares of Class A Senior Preferred Stock in an amount equal to the dollar amount of the Value of the Additional Interests so contributed to the Company.

DISTRIBUTIONS OF NET PROCEEDS

     To the extent that the Company elects to distribute all or any portion of the "net proceeds" it receives as a result of each sale, or change of control of, a Property or an Additional Property, it must first distribute such net proceeds to the payment of all accumulated and unpaid dividends with respect to the Class A Senior Preferred Stock to the holders of Class A Senior Preferred Stock. Except to the extent necessary for the Company to satisfy its REIT distribution requirement and maintain its status as a REIT, any remaining net proceeds distributed by the Company must be distributed 75% to the holders of Class A Senior Preferred Stock, with the remaining 25% of the net proceeds available for distribution to the holders of Company Common Stock. The "net proceeds" available for distribution to shareholders shall be determined by decreasing the gross sales amount by an amount equal to (i) the mortgage debt amount attributable to the

Property or the Additional Property at the time of sale of the Property or Additional Property, (ii) amounts allocated or distributable to the Managing Partner and the Limited Partner (and other partners, if any, at such time) of the Operating Partnership plus (iii) expenses for such sale or change of control, and shall be paid subject to amounts reasonably reserved by the Company's Board of Directors, at its sole discretion, for a specified business purpose. The amount of such distribution of net proceeds will reduce, on a dollar for dollar basis, the liquidation preference of the Class A Senior Preferred Stock.

FORFEITURES

     In the event that any shares of Company Common Stock are forfeited or do not vest, as described below under "1997 Performance Equity Plan of CRSI" and "Shares Issued and Outstanding," the Subscription Agreement provides that CRSI will forfeit the number of shares of Company Common Stock held by CRSI necessary to prevent CRSI from holding greater than 7% of the shares then issued and outstanding. At any such time as shares of Company Common Stock are forfeited, the forfeited shares will be returned to the Company and cancelled. So long as the shares to be forfeited are not forfeited as of any record date for the distribution of dividends by the Company, any dividends that have been declared by the Company with respect to such shares net of any applicable taxes, together with any accumulated net earnings from the investment of such dividends, will be forfeited to the Company at such time as the shares of Company Common Stock are forfeited.

                      1997 PERFORMANCE EQUITY PLAN OF CRSI

     The 1997 Performance Equity Plan of CRSI (the "Performance Plan") authorizes, subject to the approval of the CRSI shareholders, the grant of 318,000 shares of CRSI Stock in restricted stock awards to certain executive officers and non-employee directors in CRSI. As a result of the Distribution, and subject to the further approval of CRSI's shareholders of the Performance Plan at CRSI's annual shareholders' meeting at which the Distribution will also be considered, 63,600 shares of Company Common Stock will be issued on account of CRSI Stock to be issued under the Performance Plan. Company Common Stock issued with respect to the Performance Plan shares of CRSI Stock are subject to forfeiture back to the Company under the terms of the Performance Plan as described below.

     The Performance Plan provides that the restricted stock awards will vest upon the attainment of certain performance targets. The performance targets for each year covered by the Plan (1997, 1998 and 1999) are based on growth in adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA") per share and share price (the adjusted EBITDA per share and share price measures, as defined under the Performance Plan, take into account Company adjusted EBITDA and the value of Company Common Stock).

     Any shares of CRSI Stock which remain non-vested after the end of the three-year program will be forfeited to CRSI and any shares of Company Common Stock which remain non-vested at such time will be forfeited to the Company. All shares forfeited will be cancelled by the respective issuer. Nonvested shares awarded under the Performance Plan are also subject to forfeiture under the terms of the Performance Plan if an employee terminates employment under certain circumstances, or if a non-employee director of CRSI ceases to be a director.

     In the event that shares of Company Common Stock are forfeited and subsequently cancelled by the Company as required by the terms of the Performance Plan, CRSI will be required to forfeit shares of Company Common Stock in the amount necessary to ensure that its ownership of shares of Company Common Stock does not exceed seven percent (7%) of the total issued and outstanding shares of Company Common Stock. Any shares forfeited by CRSI in accordance with this provision will be cancelled by the Company.

                     PRINCIPAL SHAREHOLDERS OF THE COMPANY

     The following table sets forth certain projected information regarding the beneficial ownership of Company Common Stock by each director and proposed director of the Company, by the officers of the Company, by all directors, officers and proposed directors and officers of the Company as a group, and by each person who is expected to be the beneficial owner of 5% or more of the outstanding Company Common Stock immediately following the completion of the Distribution. The table is based on an estimated total of 1,067,000 shares of Company Common Stock to be issued and outstanding following the Distribution, which, in turn, is based on an estimate of the number of shares of CRSI Stock outstanding on the Distribution Record Date and gives pro forma effect to the completion of the Initial Transactions and the Distribution. Actual amounts may differ based upon the number of shares of CRSI Stock which may be issued between the date of this Prospectus and the Distribution Record Date (under various employment agreements or other compensation plans, and/or upon the exercise of currently exercisable stock options), the number of shares that are subject to risk of forfeiture, and the distribution of whole shares of the Company Common Stock in lieu of fractional shares. See "Shares Issued and Outstanding."

                                                                SHARES OF      PERCENTAGE OWNERSHIP
                      NAME AND ADDRESS                           COMPANY       OF THE COMPANY AFTER
                   OF BENEFICIAL OWNER(1)                      COMMON STOCK        DISTRIBUTION
                   ----------------------                      ------------    --------------------
Bank of America National Trust
  and Savings Association
  333 South Hope Street
  Los Angeles, California 90071..............................     102,786               9.6%

Cardinal Realty Services, Inc.
  6954 Americana Parkway
  Reynoldsburg, Ohio 43068...................................      74,689               7.0%

John B. Bartling, Jr.
  6954 Americana Parkway
  Reynoldsburg, Ohio 43068...................................      13,588               1.3%

Mark D. Thompson
  6954 Americana Parkway
  Reynoldsburg, Ohio 43068...................................       6,637                 *

Paul R. Selid
  6954 Americana Parkway
  Reynoldsburg, Ohio 43068...................................       3,875                 *

Craig Lipka
  The Huntington Center
  41 South High Street, 24th Floor
  Columbus, Ohio 43215.......................................        None                --

Richard Lerner
  The Huntington Center
  41 South High Street, 24th Floor
  Columbus, Ohio 43215.......................................        None                --

Jack A. Staph
  The Huntington Center
  41 South High Street, 24th Floor
  Columbus, Ohio 43215.......................................        None                --

All directors, proposed directors and officers of the Company
  as a group (6 people)......................................      24,100               2.3%

---------------

* Less than 1%.

                         SHARES ISSUED AND OUTSTANDING

     Following the Distribution, the Company expects approximately 1,067,000 shares of Company Common Stock to be issued and outstanding, based on the maximum number of shares of CRSI Stock expected to be outstanding on the Distribution Date (including 112,062 shares of CRSI Stock issuable upon exercise of outstanding stock options). The actual amounts, however, may differ as described below, due to the following factors:

          (i) 318,000 shares of restricted CRSI Stock (subject to forfeiture if performance targets are not achieved) will be issued pursuant to the Performance Plan. See "1997 Performance Equity Plan of CRSI." The Performance Plan will not be effective, however, if approval of the plan is not obtained by CRSI from the CRSI shareholders at CRSI's annual meeting of shareholders at which CRSI's shareholders will also vote upon the Distribution. The maximum number of shares of CRSI Stock that could be outstanding as of the Distribution Date would then decrease by 318,000, which would decrease the number of shares of Company Common Stock to be issued pursuant to the Distribution by 63,600. In addition, the number of shares projected to be held by Messrs. Bartling and Thompson (as set forth in "Principal Shareholders of the Company") would decrease by 14,400, or 1.4%, and 9,600, or .9%, respectively;

          (ii) Under the merger agreement pursuant to which CRSI acquired Lexford Properties, Inc. ("Lexford"), 450,000 shares of CRSI Stock held by former Lexford shareholders are subject to forfeiture in the event CRSI's combined property management operations do not achieve certain profitability criteria. The contingent shares will cease to be subject to risk of forfeiture if and when specified increases in the profitability of CRSI's property management operations are achieved during the three fiscal years following the merger (i.e., on or before the end of CRSI's 1999 fiscal year). If, during the specified period, profit from property management operations increases $1.8 million or more in any single year from 1995 levels, the former Lexford shareholders would own 150,000 of the contingent shares free of contingencies, and if the increase is $4.0 million or more in any single year from 1995 levels, the former Lexford shareholders would own the entire 450,000 shares of CRSI Stock free from any risk of forfeiture. As a result, 90,000 shares of Company Common Stock expected to be issued in the Distribution will be subject to forfeiture; and

          (iii) Certain shares of CRSI Stock that have been issued (A) pursuant to certain agreements or compensation arrangements with individual officers or directors of CRSI, or (B) as bonuses or grants of restricted stock, may be subject to risk of forfeiture or vesting conditions. Such vesting requirements typically involve the continuing service of the CRSI director or officer holding the restricted stock, in certain cases coupled with CRSI market capitalization targets. The aggregate number of shares of CRSI Stock expected to be outstanding and to remain subject to such risks of forfeiture or vesting conditions (in addition to those shares described in subparagraphs (i) and (ii) above) as of the Distribution Date is 63,000, which could have an effect on an aggregate of 12,600 shares of Company Common Stock expected to be issued pursuant to the Distribution.

     In the event that any shares of Company Common Stock are forfeited or do not vest, as described in subparagraphs (i), (ii) and (iii) above, the forfeited shares will be returned to the Company. So long as the shares to be forfeited are not forfeited as of any record date for the distribution of dividends by the Company, any dividends that have been declared by the Company with respect to such shares, together with any accumulated net earnings from the investment of such dividends, will be forfeited to the Company at such time as the shares of Company Common Stock are forfeited.

     In order to avoid a "reconsolidation" of CRSI and the Company, the Subscription Agreement provides that CRSI will forfeit the number of shares of Company Common Stock held by CRSI necessary to prevent CRSI from holding greater than 7% of the shares then issued and outstanding. The shares of Company Common Stock to be forfeited by CRSI will be returned to the Company, together with any declared dividends with respect to such forfeited shares, and any accumulated net earnings relating to such dividends, in the same manner as set forth in the immediately preceding paragraph.

                          CAPITAL STOCK OF THE COMPANY

GENERAL

     The Company was formed as an Ohio corporation on the filing of its original articles of incorporation on April 4, 1997. The Company's original articles of incorporation will be amended upon the filing of the Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), which will be filed with the Ohio Secretary of State's office as soon as practicable after obtaining shareholder approval of the Distribution. The Company's Articles of Incorporation authorize the issuance of up to 2,500,000 shares of no par value Company Common Stock, 7,500 shares of Class A Senior Preferred Stock and 500,000 shares of no par value Preferred Stock (the "Blank Check Preferred Stock"). Currently, one hundred shares of Company Common Stock are issued and outstanding. Immediately after consummation of the capital contribution to the Company by CRSI, approximately 4,500 shares of Class A Senior Preferred Stock will be issued and outstanding and up to 1,067,000 shares of Company Common Stock will be issued and outstanding. If all of the Additional Interests are contributed by CRSI to the Company, a maximum of 1,000 additional shares of Class A Senior Preferred Stock will be issued to CRSI.

     There is no established trading market for the Company Common Stock. The Company Common Stock is initially expected to be traded on the OTC Bulletin Board, which is a thin, illiquid market.

     Fifth Third Bank will act as transfer agent and registrar for the Company Common Stock.

     The following description of the Company Common Stock, Preferred Stock and of certain provisions of the Company's Articles of Incorporation is a summary of and is qualified in its entirety by reference to the Articles of Incorporation, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part. See "Available Information."

COMPANY COMMON STOCK

     Subject to the preferences of the Preferred Stock, the holders of the Company Common Stock are entitled to receive ratably such dividends, when, as and if declared by the Board of Directors of the Company, out of funds legally available therefor. The holders of Company Common Stock, upon any liquidation, dissolution or winding-up of the Company, are entitled to share ratably in any assets remaining after payment in full of all liabilities of the Company and all preferences of the holders of any outstanding Preferred Stock. The Company Common Stock possesses ordinary voting rights, each share entitling the holder thereof to one vote. The holders of Company Common Stock do not have preemptive rights. As of the date of this Prospectus, the holders of Company Common Stock have cumulative voting rights in the election of directors, however, these rights will be eliminated pursuant to the Ohio General Corporation Law upon the filing of the Company's Amended and Restated Articles of Incorporation as described above in this Section under "-- General." All of the Company Common Stock now outstanding is, and when issued to the shareholders of CRSI as of the Distribution Date in the manner described in this Prospectus will be, fully paid and nonassessable.

PREFERRED STOCK

     Class A Senior Preferred Stock to be Held by CRSI. CRSI will be the sole holder of the 4,500 shares of Class A Senior Preferred Stock to be issued and outstanding from and after the Distribution Date and will be entitled to receive ratably, when, and as declared by the Board of Directors of the Company, out of funds legally available therefor, cumulative preferential cash dividends of $1,620,000 (or $360 per share) per year, payable quarterly on each January 15, April 15, July 15 and October 15, or, if any such date is not a business day, on the next succeeding business day, to holders of record at the close of business on the first day of each January, April, July or October. Dividends on shares of Class A Senior Preferred Stock will accrue whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accrued but unpaid dividends on shares of Class A Senior Preferred Stock will cumulate as of the dividend payment date on which they first become payable, but no interest will accrue on accumulated but unpaid dividends on shares of Class A Senior Preferred Stock.

     Whenever dividends on the Class A Senior Preferred Stock have been in arrears for six or more consecutive quarterly periods, the holders of Class A Senior Preferred Stock will be entitled to vote for the election of one additional director of the Company at a special meeting called by the holders of record of at least 10% of the Class A Senior Preferred Stock or at the next annual meeting of shareholders, and at each subsequent annual meeting until all dividends accumulated on such Class A Senior Preferred Stock for the past dividend periods and the current dividend period have been fully paid or declared and a sum sufficient for the payment thereof has been set aside for payment. In such event, the number of directors comprising the Company's Board of Directors shall be increased to accommodate the additional director and, if necessary in order to maintain a majority of Independent Directors in accordance with Article Tenth of the Articles of Incorporation.

     So long as any Class A Senior Preferred Stock remains outstanding, the Company will not, without the affirmative vote or consent of the holders of at least a majority of the shares of Class A Senior Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a single class), consummate a "change of control transaction." A "change of control transaction" is any transaction requiring approval of the holders of the Company Common Stock and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation or entity or the acquisition by any person or entity directly or indirectly of securities of the Company representing 50% or more of the voting power of any class of the Company's outstanding voting securities.

     So long as any Class A Senior Preferred Stock remains outstanding, the Company will not, without the affirmative vote or consent of the holders of at least a majority of the shares of Class A Senior Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a single class), (i) authorize or create or increase the authorized or issued amount of, any class or series of capital stock ranking senior to or on a parity with the Class A Senior Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or (ii) amend, alter or repeal the provisions of the Company's Articles of Incorporation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Class A Senior Preferred Stock or the holders thereof; provided, however, that any increase in the amount of the authorized Class A Senior Preferred Stock or the creation or issuance of any other class or series of Preferred Stock, in each case ranking junior to the Class A Senior Preferred Stock, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers. The shares of Class A Senior Preferred Stock issued to CRSI will be fully paid and nonassessable.

     The holders of Class A Senior Preferred Stock shall have no other voting rights, unless otherwise expressly required by the Ohio General Corporation Law or the Company's Articles of Incorporation as described herein, in which event each share of Class A Senior Preferred Stock shall be entitled to one vote.

     The holders of Class A Senior Preferred Stock, upon any liquidation, dissolution or winding-up of the Company, are entitled to be paid out of the assets of the Company legally available for distribution to its shareholders a liquidation preference of $3,000 per share (subject to any adjustments upon redemption of shares of the Class A Senior Preferred Stock), plus an amount equal to any accrued and unpaid dividends thereon to the date of payment, before any distribution of assets is made to the holders of Company Common Stock.

     At any time, and from time to time, the Company will have the right to redeem, in whole or in part, the outstanding shares of Class A Senior Preferred Stock, on not less than 30 days, nor more than 60 days, prior notice, for a redemption price equal to the liquidation preference (initially, $3,000 per share) as of the record date for redemption. The redemption price shall be paid in cash out of the assets of the Company legally available for distribution. Dividends will cease to accrue on the shares of Class A Senior Preferred Stock to be redeemed as of and on the date fixed for their redemption; provided, however, that if the shares of Class A Senior Preferred Stock are not redeemed on such date, dividends will continue to accrue. Any shares of Class A Senior Preferred Stock redeemed by the Company shall be retired and cancelled promptly after the acquisition of the shares.

     If fewer than all of the outstanding shares of Class A Senior Preferred Stock are to be called for redemption, the shares to be called will be selected by the Company from outstanding shares of Class A Senior Preferred Stock not previously called or redeemed by lot or pro rata (as nearly as may be) or by any other method determined by the Company's Board of Directors, in its sole discretion, to be equitable.

     The stated value of the shares of Class A Senior Preferred Stock is $1,000 per share, or $4,500,000 in the aggregate, which is less than the historical book value of the Interests initially contributed to the Company by the CRSI Group, and which CRSI believes is substantially less than the fair market value of those Interests. The liquidation preference of $3,000 per share, or $13,500,000 in the aggregate, is based on a multiple of three times the stated value, which liquidation preference CRSI believes, based in part upon historical Distributable Funds from Partnership Operations, to be a more accurate reflection of the fair market value of the Interests than is the book value of the Interests. The amount of the expected annual distributions of $1,620,000 is determined by reference to the liquidation preference (with a coupon rate of 12%), and the prices to be paid to holders of the Class A Senior Preferred Stock for any redemptions or upon liquidation will equal 100% of the liquidation preference amount.

     If CRSI contributes all of the Additional Interests to the Company, the Company will issue a total of 1,000 additional shares of Class A Senior Preferred Stock to CRSI, resulting in an aggregate of 5,500 issued and outstanding shares of Class A Senior Preferred Stock in a total stated amount of $5,500,000 and a total liquidation preference of $16,500,000 and entitled to cumulative annual dividends of $1,980,000.

     For additional terms of the Class A Senior Preferred Stock, see "Subscription Agreement."

     Blank Check Preferred Stock. The Articles of Incorporation also authorize the Board of Directors to provide for the issuance of 500,000 shares of preferred stock in one or more series, to establish the number of shares in each series and to fix the designation, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof. The issuance of such Blank Check Preferred Stock could have the effect of delaying or preventing a change in control of the Company. The Board of Directors has no present plans to issue any Blank Check Preferred Stock.

RESTRICTIONS ON TRANSFER

     For the Company to qualify as a REIT under the Code, it must meet certain requirements concerning the ownership of its outstanding shares. Specifically, not more than 50% in value of the Company's outstanding shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year of the Company's existence) or during a proportionate part of a shorter taxable year, and the Company must be beneficially owned by 100 or more persons during at least 335 days of a taxable year (other than that first year) or during a proportionate part of a shorter taxable year. See "Federal Income Tax Considerations--Requirements for Qualification."

     Because the Company expects to qualify as a REIT, the Articles of Incorporation limit the acquisition of shares of the Company's capital stock (the "Ownership Limit"). The Ownership Limit provides that, subject to certain exceptions set forth in the Company's Articles of Incorporation, no person may own, or be deemed to own, by vote or value, by virtue of the applicable attribution provisions of the Code, more than 9% of any class of the outstanding shares of the Company. The Board of Directors may, but is not required to, waive the Ownership Limit if it determines that greater ownership will not jeopardize the Company's status as a REIT. As a condition of that waiver, the Board of Directors may require opinions of counsel satisfactory to it and undertakings or representations from the applicant with respect to preserving the REIT status of the Company.

     If any purported transfer of capital shares of the Company or any other event would otherwise result in any person or entity violating the Ownership Limit or would cause the Company to be beneficially owned by fewer than 100 persons, that transfer will be void and of no force or effect as to the number of shares in excess of the Ownership Limit, and the purported transferee (the "Prohibited Transferee") will acquire no right or interest (or, in the case of any event other than a purported transfer, the person or entity holding record title to shares in excess of the Ownership Limit (the "Prohibited Owner") will cease to own any right or interest) in the excess shares. In addition, if any purported transfer of shares of the Company or any other event would cause the Company to become "closely held" under the Code or otherwise to fail to qualify as a REIT under the Code, that transfer will be void and of no force or effect as to the number of shares in excess of the number that could have been transferred without that result, and the Prohibited Transferee will acquire no right or interest (or, in the case of any event other than a transfer, the Prohibited Owner will cease to own any right or interest) in the excess shares. Also, if any purported transfer of shares of the Company or any other event would otherwise cause the Company to own, or be deemed to own by virtue of the applicable attribution provisions of the Code, 10% or more, by vote or value, of the ownership interests in any lessee or in any sublessee, that transfer or event will be void and of no force or effect as to the number of shares in excess of the number that could have been transferred or affected by that event without that result, and the Prohibited Transferee will acquire no right or interest (or, in the case of any event other than a transfer, the Prohibited Owner will cease to own any right or interest) in the excess shares.

     Any excess shares arising from a prohibited transfer described above will be transferred automatically to a trust, the beneficiary of which will be a qualified charitable organization selected by the Company (the "Beneficiary"). The trustee of the trust, who will be designated by the Company and be unaffiliated with the Company and any Prohibited Owner, will be empowered to sell the excess shares to a qualified person or entity and to distribute to the applicable Prohibited Transferee an amount equal to the lesser of the price paid by the Prohibited Transferee for those excess shares or the sale proceeds received for those shares by the trust. The trustee will be empowered to sell any excess shares resulting from any event other than a transfer, or from a transfer for no consideration, to a qualified person or entity and distribute to the applicable Prohibited Owner an amount equal to the lesser of the fair market value of those excess shares on the date of the triggering event or the sale proceeds received by the trust for those excess shares. Prior to a sale of any excess shares by the trust, the trustee will be entitled to receive, in trust for the benefit of the Beneficiary, all dividends and other distributions paid by the Company with respect to those shares, and also will be entitled to exercise all voting rights with respect to those shares.

     All certificates representing shares of the Company will bear a legend referring to the restrictions described above.

     Every owner of more than 5% (or such lower percentage as may be required by the Code or Treasury Regulations) of the outstanding shares of the Company must file no later than January 30 of each year a written notice with the Company containing the information specified in the Articles of Incorporation. In addition, each shareholder will be required, upon demand, to disclose to the Company in writing such information as the Company may request in order to determine the effect, if any, of that shareholder's actual and constructive ownership on the Company's status as a REIT and to ensure compliance with the Ownership Limit.

     The Ownership Limit may have the effect of precluding an acquisition of control of the Company without approval of the Board of Directors.

OHIO ANTI-TAKEOVER PROVISIONS

     The Company has elected not to be subject to Ohio's "Control Share Acquisition" Act (Section 1701.831 of the Ohio Revised Code), in light of the substantial share transfer restrictions included in the Company's Articles of Incorporation. Section 1707.041 of the Ohio Revised Code, which regulates certain "control bids" for Ohio corporations, does not contain an election provision and remains applicable to the Company.

     Under the Ohio General Corporation Law, unless an Ohio corporation's articles or regulations otherwise provide, any "control share acquisition" of an "issuing public corporation" shall be made only with the prior authorization of its shareholders in accordance with the Ohio control share acquisition statute,
Section 1701.831 of the Ohio Revised Code. An Ohio corporation may, in the alternative, include in its articles of incorporation or regulations restrictions on transfer of its shares in connection with a "control share acquisition," including procedures for obtaining the consent of shareholders or directors. The Articles of Incorporation of the Company provide that the Ohio control share acquisition statute does not apply to the

Company so long as the alternative shareholder consent procedures set forth in Article Seventh of the Company's Articles of Incorporation are in effect.

     Article Seventh, Section A of the Company's Articles of Incorporation includes, to a large extent, a provision similar to the Ohio control share acquisition statute. Article Seventh, Section B sets forth procedures for obtaining shareholder consent of "Control Share Acquisitions" consistent with the provisions of the Ohio control share acquisition statute, subject to the right of the Company's Board of Directors to reject proposals that do not meet certain standards set forth in Article Seventh, Section C. Article Seventh, Section A defines a "Control Share Acquisition" as any acquisition, directly or indirectly, of shares of the Company which, when added to all other shares of the Company owned or controlled by the acquiror, would entitle the acquiror alone or with others to exercise or direct the exercise of voting power in the Company in the election of directors within any of the following ranges of voting powers: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, and (iii) a majority or more. A bank, broker, nominee, trustee, or other person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing Article Seventh, Section A shall, however, be deemed to have voting power only of shares in respect of which such person would be able to exercise or direct the exercise of votes without further instruction from others at a meeting of shareholders called under Article Seventh, Section C.

     Article Seventh, Section B requires that a person proposing to make a Control Share Acquisition deliver a notice to the Company describing, among other things, the terms of the proposed acquisition and reasonable evidence that the proposed Control Share Acquisition would not be contrary to law and that the person who gave the notice has the financial capacity to make such acquisition. The directors of the Company would be required to call and hold, within 50 days after receipt of the notice, a special meeting of shareholders to vote on the proposed Control Share Acquisition. However, the directors would have no obligation to call such a meeting if they had determined that (i) the notice was not given in good faith, (ii) the proposed Control Share Acquisition would not be in the best interests of the Company and its shareholders or (iii) the proposed Control Share Acquisition could not be consummated for financial or legal reasons. The notice to shareholders of the special meeting must include or be accompanied by both the notice submitted to the Company by the person proposing to make the Control Share Acquisition and a statement by the Company of its position or recommendation with respect to such acquisition or a statement that no position or recommendation is being taken or made.

     A Control Share Acquisition must be approved by the affirmative vote of both (i) a majority of the outstanding voting power of the Company and (ii) a majority of that portion of such voting power excluding any "interested shares" (that is, shares held by the acquiring person, executive officers of the Company, employees of the Company who are also directors, and persons or groups who acquire shares of the Company after public announcement of a Control Share Acquisition in transactions aggregating consideration of more than $250,000 or 0.5% of the voting power of the Company Common Stock). Each certificate for the new Company Common Stock will contain a legend stating that such shares are subject to the provisions of Article Seventh. Article Seventh, Section F also provides that the issuance or transfer of any shares in violation of Article Seventh will be null and void. In the event the Company is not permitted to treat an issuance or transfer of shares in violation of Article Seventh as null and void, then Article Seventh, Section F, provides that shares acquired in violation of Article Seventh will be treated as the equivalent of treasury shares of the Company and, as such, will not be entitled to exercise any shareholder rights or receive dividends.

     Any change of control transaction is additionally subject to the approval of at least a majority of the shares of Class A Senior Preferred Stock outstanding at the time. See "Capital Stock of the Company--Preferred Stock."

     In addition, the Articles of Incorporation authorize the Board of Directors to provide for the issuance of shares of Blank Check Preferred Stock in one or more series, to establish the number of shares in each series and to fix the designation, powers, preferences and rights (including voting rights, if any) of each such series and the qualifications, limitations or restrictions thereof. The issuance of such Blank Check Preferred Stock could have the effect of delaying or preventing a change in control of the Company.

                        SHARES AVAILABLE FOR FUTURE SALE

     On the completion of the Distribution, the Company expects to have up to 1,067,000 shares of Company Common Stock outstanding. All of the Company Common Stock distributed in the Distribution will be freely tradeable, by persons other than Affiliates of the Company, without restriction under the Securities Act. Persons who are Affiliates of the Company will be permitted to sell their Company Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemptions provided by Section 4(1) of the Securities Act or Rule 144 thereunder. It is not expected that Rule 144 will be available for the sale of Company Common Stock by Affiliates of the Company until at least 90 days after the Company Common Stock becomes subject to the periodic reporting requirements of the Exchange Act. All of the outstanding shares of Preferred Stock will be "restricted" securities within the meaning of Rule 144 under the Securities Act and may not be sold under the Securities Act except pursuant to an effective registration statement or unless an exemption from registration is available.

     Prior to the date of this Prospectus, there has been no public market for the Company Common Stock. Trading of Company Common Stock is expected to commence following the completion of the Distribution on the OTC Bulletin Board, which is a thin, illiquid market. There can be no assurance as to the prices at which Company Common Stock will trade after the Distribution Date or even that an orderly trading market for the Company Common Stock will develop or continue. No prediction can be made as to the effect, if any, that future sales of shares or the availability of shares for future sale will have on the market price prevailing from time to time. Sales of substantial amounts of Company Common Stock (including shares issued on the exercise of options which could be granted in the future), or the perception that such sales could occur, could adversely affect the market price of Company Common Stock. See "Risk Factors--Absence of Prior Public Market for, and Possible Volatility of Price of, the Company Common Stock."

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion summarizes the Federal income tax considerations that materially affect a prospective shareholder who is a U.S. citizen or resident or a tax-exempt organization (including tax qualified pension plans and individual retirement accounts). The discussion is general in nature and not exhaustive of all possible tax considerations, nor does the discussion give a description of any state, local, or foreign tax considerations. The discussion does not address all aspects of Federal income tax law that may be relevant to a prospective shareholder of the Company in light of his or her particular circumstances or to certain types of shareholders (including insurance companies, financial institutions or broker-dealers, and (except to the limited extent discussed herein) foreign corporations and persons who are not citizens or resident of the United States) subject to special treatment under the Federal income tax laws.

     THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING AND EACH PROSPECTIVE SHAREHOLDER OF THE COMPANY IS ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE OWNERSHIP AND SALE OF COMPANY COMMON STOCK IN AN ENTITY ELECTING TO BE TAXED AS A REIT, INCLUDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF SUCH OWNERSHIP, SALE, AND ELECTION AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

GENERAL

     The Company expects that it will be organized and will operate in such a manner so as to qualify for taxation as a REIT under Sections 856 through 860 of the Code commencing with its taxable year ending December 31, 1997, and the Company intends to operate in such a manner in the future. No assurance can be given, however, that the Company will operate in a manner so as to qualify or remain qualified as a REIT. In this regard, the Company has not requested, and does not expect to request, a ruling from the IRS or a tax opinion regarding its status as a REIT.

     The discussion herein is based upon the Code, as currently in effect, applicable Treasury Regulations adopted thereunder, reported judicial decisions, and IRS rulings, all as of the date hereof and certain factual representations and assumptions made by the Company concerning the organization and proposed operation of the Company. There can be no assurance, however, that the legal authorities on which this discussion is based will not change, perhaps retroactively, that the Company's representations and factual assumptions underlying this discussion will be accurate, or that there will not be a change in circumstances of the Company that would affect this discussion. Accordingly, there can be no assurance that the IRS will not challenge the REIT status of the Company.

TAXATION OF THE COMPANY AS A REIT

     If the Company qualifies for taxation as a REIT and distributes to its shareholders at least 95% of its REIT taxable income, it generally will not be subject to Federal corporate income tax on the portion of its ordinary income or capital gain that is timely distributed to its shareholders. This treatment substantially eliminates the "double taxation" (at the corporate and shareholder levels) that generally results from an investment in a corporation. If the Company were to fail to qualify as a REIT, it would be taxed at rates applicable to corporations on all of its income, whether or not distributed to its shareholders. Even if the Company qualifies as a REIT, it may be subject to Federal income or excise tax as follows:

          (i) The Company will be taxed at regular corporate rates on REIT taxable income and net capital gains not distributed to its shareholders;

          (ii) Under certain circumstances, the Company may be subject to the "alternative minimum tax" on its items of tax preference, if any;

          (iii) If the Company has net income from prohibited transactions (which are, in general, certain sales or other dispositions of property, other than foreclosure property, held primarily for sale to customers in the ordinary course of business), such net income will be subject to a 100% tax;

          (iv) If the Company should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), and has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on the net income attributable to the greater of the amount by which the Company fails the 75% or 95% test, multiplied by a fraction intended to reflect the Company's profitability;

          (v) If the Company should fail to distribute during each calendar year at least the sum of (A) 85% of its REIT ordinary income for such year, (B) 95% of its REIT capital gain net income for such year and (C) any undistributed taxable income from prior years, it would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed;

          (vi) If the Company has (A) net income from the sale or other disposition of "foreclosure property" (which is, in general, property acquired by the Company by foreclosure or otherwise on default on a loan secured by the property) which is held primarily for sale to customers in the ordinary course of business or (B) other nonqualifying income from foreclosure property, it will be subject to tax on such income at the highest corporate rate (currently 35%); and

          (vii) If the Company acquires assets from a C corporation (i.e., generally a corporation subject to tax at the corporate level) in a transaction in which the basis of the acquired assets in the Company's hands are determined by reference to the basis of the assets (or any other property) in the hands of the C corporation, and the Company recognizes net gain on the disposition of such assets in any taxable year during the 10-year period (the "Restriction Period") beginning on the date on which such assets were acquired by the Company then, pursuant to guidelines issued by the IRS, the excess of the fair market value of such property at the beginning of the applicable Restriction Period over the Company's adjusted basis in such property as of the beginning of such Restriction Period will be subject to a tax at the highest regular corporate rate. Because the fair market value of the assets contributed to the Company by CRSI will equal the tax basis of such assets at such time, these rules will not apply to the assets acquired by the Company from CRSI prior to the Distribution Date.

REQUIREMENTS FOR QUALIFICATION AS A REIT

     General. The Code defines a REIT as a corporation, trust or association:

          (i) which is managed by one or more trustees or directors;

          (ii) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

          (iii) which would be taxable as a domestic corporation but for Sections 856 through 859 of the Code;

          (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code;

          (v) which has the calendar year as its taxable year;

          (vi) the beneficial ownership of which is held by 100 or more persons;

          (vii) during the last half of each taxable year not more than 50% in value of the outstanding shares of which is owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain exempt entities);

          (viii) which makes an election to be a REIT (or made such an election in a previous taxable year that is still valid) and satisfies all relevant filing and other administrative requirements that must be met in order to maintain REIT status; and

          (ix) which meets certain income and asset tests, described below.

Conditions (i) through (v), inclusive, must be met during the entire taxable year and condition (vi) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. However, conditions (vi) and (vii) will not apply until after the first taxable year for which an election is made to be taxed as a REIT.

     The Company's taxable year will be the calendar year. Following the consummation of the Distribution, the Company will have satisfied the share ownership requirements set forth in (vi) and (vii) above (respectively, the "100 shareholder requirement" and "five or fewer requirement"). In order to ensure continuing compliance with the share ownership requirements, the Company has placed certain restrictions on the transfer of its Company Common Stock to prevent further concentration of share ownership. See "Capital Stock of the Company--Restrictions on Transfer." Moreover, to evidence compliance with these requirements, the Company must maintain records which disclose the actual ownership of its outstanding Company Common Stock. In fulfilling its obligation to maintain these records, the Company must, and will, demand written statements each year from the record holders of designated percentages of its Company Common Stock disclosing the actual owners of such Company Common Stock. A list of those persons failing or refusing to comply with such demand must be maintained as a part of the Company's records. A shareholder failing or refusing to comply with the Company's written demand must submit with his or her tax return a similar statement and certain other information.

     Asset Tests. In order for the Company to maintain its qualification as a REIT, at the close of each quarter of its taxable year, it must satisfy three tests relating to the nature of its assets:

          (i) At least 75% of the value of the Company's total assets must be represented by any combination of interests in real property, interests in mortgages on real property, shares in other REITs, cash, cash items, and certain government securities.

          (ii) Not more than 25% of the Company's total assets may be represented by securities other than those in the 75% asset class.

          (iii) Of the investments included in the 25% asset class, the value of any one issuer's securities owned by the Company may not exceed 5% of the value of the Company's total assets, and the Company may not own more than 10% of any one issuer's outstanding voting securities (excluding securities of a qualified REIT subsidiary (as defined in the Code) or another REIT).

Where the Company owns an Interest in a Partnership, it will be treated for purposes of the asset tests as owning a proportionate part of the Partnership's assets. See "--Tax Aspects of the Company's Investment in the Partnerships--General." Likewise, although the Company does not currently have any subsidiaries, if the Additional Interests are contributed to the Company, the SPCs will be wholly-owned subsidiaries. Code Section 856(i) provides that a corporation which is a "qualified REIT subsidiary" shall not be treated as a separate corporation, and all assets, liabilities and items of income, deduction and credit of a "qualified REIT subsidiary" shall be treated as assets, liabilities and such items (as the case may be) of the real estate investment trust. Thus, in applying the requirements described herein, the Company's SPCs, as "qualified REIT subsidiaries," will be ignored, and all assets, liabilities and items of income, deduction and credit of such SPCs will be treated as assets, liabilities and items of the Company. The Company's investment in the Properties through its indirect Interests in the Partnerships (through its general partner's interest in the Operating Partnership) and through its capital stock in the SPCs, if and when contributed, will constitute investments in real property for purposes of the 75% asset test. As such, the Company expects that more than 75% of the value of its assets will be of the type needed to meet the 75% of assets test.

     The Company does not expect to hold any securities representing more than 10% of any one issuer's voting securities (except, (i) in the case of a qualified REIT subsidiary, and (ii) if and when contributed, the SPCs) nor does the Company expect to hold securities of any one issuer exceeding 5% of the value of the Company's gross assets.

     If the Company inadvertently fails one or more of the asset tests at the end of a calendar quarter, such a failure would not cause it to lose its REIT status, provided that (i) it satisfied all of the asset tests at the close of a preceding calendar quarter, and (ii) the discrepancy between the values of the Company's assets and the standards imposed by the asset test either did not exist immediately after the acquisition of any particular asset or was not wholly or partly caused by such an acquisition. If the condition described in clause (ii) of the preceding sentence was not satisfied, the Company could still avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose.

     Income Tests. In order for the Company to maintain its qualification as a REIT, it must satisfy three separate percentage tests relating to the source of its gross income in each taxable year. For purposes of these income tests, where the Company invests in a partnership, the Company will be treated as receiving its proportionate share of the gross income of the partnership, and such gross income will retain the same character in the hands of the Company as it had in the hands of the partnership. See "--Tax Aspects of the Company's Investment in the Partnerships--General."

          (i) The 75% Test. At least 75% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from specified real estate sources, including "rents from real property" and interest and certain other income earned from mortgages on real property, gain from the sale of real property or mortgages (other than in prohibited transactions) or income from qualified types of temporary investments.

          (ii) The 95% Test. At least 95% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from the same items which qualify under the 75% income test or from dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of the foregoing.

          (iii) The 30% Test. Less than 30% of the Company's gross income (including gross income from prohibited transactions) for each taxable year must be derived from a gain in connection with the sale or other disposition of stock or securities held for less than one year, property in a prohibited transaction and real property held for less than four years (other than involuntary conversions and foreclosure property).

     Rents received by the Company will qualify as "rents from real property" for purposes of the 75% and 95% income tests if the following requirements are met:

          (i) The amount of rent received must generally not be based in whole or in part on the income or profits derived by any person from such property. However, amounts received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales, or if they are based on the net income or profits of the tenant and the tenant derives substantially all of its income with respect to such property from the leasing or subleasing of substantially all of such property and such tenant receives from subtenants only amounts which would be treated as rents from real property if received directly by the Company.

          (ii) Rents must not be received from a tenant in which the Company or a direct or indirect owner of 10% or more of the Company, owns directly or constructively a 10% or greater interest in the assets or net profits of such tenant (a "Related Party Tenant").

          (iii) The Company must not operate or manage its property or furnish or render directly services to its tenants unless such services are of a type that a tax-exempt organization can provide its tenants without causing its rental income to be unrelated business taxable income under the Code ("Qualifying Services"). If such services are not Qualifying Services, such services must be rendered by an "independent contractor" (as defined in Section 856 of the Code) that is adequately compensated and from whom the Company derives no income. Receipts for services furnished (whether or not rendered by an independent contractor) that are not customarily provided to tenants of properties of a similar class in the geographic market in which the Company's property is located ("Noncustomary Services") will not qualify as rents from real property.

          (iv) Rent attributable to personal property leased in connection with a lease of real property will not qualify as "rents from real property" if such rent is greater than 15% of the total rent received under the lease.

     None of the Partnerships currently charge rent for any property that is based in whole or in part on the income or profits of any person (except by reason of being based on a percentage of receipts or sales), nor does CRSI intend, through its Managing Interests, to cause the Partnerships to do so in the future. Except for an insignificant amount, none of the Partnerships currently lease personal property to their tenants, nor does CRSI intend, through its Managing Interests, to cause the Partnerships to do so in the future (except for an insignificant amount). The Company does not now, nor does CRSI intend through its Managing Interests to cause the Partnerships to own, directly or indirectly, 10% or more of any tenant. Although the Company will be deemed to provide certain management services through Manager, an entity that will not qualify as an independent contractor under the REIT rules, the Company believes that these services are usual and customary management services provided by landlords in the geographic areas in which the Company owns property, that such services are not primarily for the convenience of its residents and that such services will qualify as customary services. To the extent the provision of services would constitute Noncustomary Services, the Company will hire independent contractors (as defined in Section 856 of the Code), from which the Company derives no income, to perform such services.

     Based on the foregoing, the rents should qualify as "rents from real property" for purposes of the 75% and 95% income tests. As described above, the foregoing conclusions as to the qualification of the Company to be taxed as a REIT are based upon an analysis of all the facts and circumstances and upon rulings and judicial decisions involving situations that are considered to be analogous, as well as representations by the Company and the Partnerships and assumptions that are described above. Accordingly, there cannot be complete assurance that the IRS will not assert successfully a contrary position and, therefore, prevent the Company from qualifying for taxation as a REIT.

     If the sum of the income realized by the Company (whether directly or through its interest in the Partnerships) which does not satisfy the requirements of the 75% and the 95% gross income tests (collectively, "Non-Qualifying Income"), exceeds 5% of the Company's gross income for any taxable year, the Company's status as a REIT would be jeopardized. The Company believes that the amount of its Non-Qualifying Income will not exceed 5% of the Company's annual gross income for any taxable year.

     If the Company fails to satisfy one or both of the 75% or 95% income tests for any taxable year, it may still qualify as a REIT in such year if (i) it attaches a schedule of the source and nature of each item of its gross income to its federal income tax return for such year; (ii) the inclusion of any incorrect information in its return was not due to fraud with intent to evade tax; and
(iii) the Company's failure to meet such tests is due to reasonable cause and not due to willful neglect. It is not possible, however, to state whether in all circumstances the Company would be entitled to the benefit of these relief provisions. Even if these relief provisions apply, the Company will still be subject to a tax imposed with respect to the excess net income. See "--Taxation of the Company as a REIT." No such relief is available for violations of the 30% income test.

     Annual Distribution Requirements. The Company, in order to qualify as a REIT, is required to distribute dividends (other than capital gain dividends) to its shareholders in an amount at least equal to (A) the sum of (i) 95% of the Company's "REIT taxable income" (computed without regard to the dividends paid deduction and excluding net capital gain); and (ii) 95% of the net income (after tax), if any, from foreclosure property, minus (B) the sum of certain items of noncash income. In addition, if the Company disposes of any asset during its Restriction Period, the Company will be required to distribute at least 95% of the built-in gain (after tax), if any, recognized on the disposition of such asset. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Company timely files its tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that the Company does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its "REIT taxable income," as adjusted, it will be subject to tax on the undistributed amount at regular capital gains and ordinary corporate tax rates. Moreover, if the Company should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year; (ii) 95% of its REIT net capital gain income for such year; and (iii) any undistributed taxable income from prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

     The Company intends to make timely distributions sufficient to satisfy the annual distribution requirements. In this regard, CRSI, as Managing Partner of the Partnerships, has agreed to take such steps as may be necessary to cause the Partnerships to distribute to its partners or members an amount sufficient to permit the Company to meet these distribution requirements. It is possible that the Company, from time to time, may not have sufficient cash or other liquid assets to meet the 95% distribution requirement due primarily to the expenditure of cash for nondeductible expenses such as principal amortization or capital expenditures. In the event that such timing differences occur, the Company may find it necessary to cause the Operating Partnership to arrange for borrowings or liquidate some of its investments in order to meet the annual distribution requirement. In order to avoid any problem with the 95% distribution requirement, the Company will closely monitor the relationship between its REIT taxable income and cash flow and, if necessary, will seek to borrow funds (or cause the Operating Partnership to seek to borrow funds) in order to satisfy the distribution requirements.

     If the Company fails to satisfy the 95% distribution requirement as a result of an adjustment to the Company's tax return by the IRS, the Company may be permitted to remedy such a failure by paying a "deficiency dividend" (plus applicable interest and penalties) within a specified time.

     Failure to Qualify. If the Company fails to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, the Company would be subject to tax (including any applicable corporate alternative minimum tax) on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Company fails to qualify would not be deductible by the Company, nor would they be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to shareholders would be taxable to them as ordinary income, and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, the Company also would be ineligible for qualification as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances the Company would be entitled to such statutory relief.

FUTURE TAX LEGISLATION

     On March 20, 1997, the "Real Estate Investment Trust Tax Simplification Act of 1997" (the "REITSA") was introduced in the House Ways and Means Committee. The REITSA, if enacted, will make substantive changes in the tax treatment of REITs as described in this Prospectus. However, there can be no assurance that
(i) REITSA will be enacted, or, (ii) if enacted, that material changes will not be made prior to REITSA's enactment. Although there are several changes proposed by REITSA, the three that are most applicable to the Company are discussed below.

     One of the most important substantive changes included within REITSA involves the required minimum distribution of a REIT's net taxable income. Current law requires that 95% of REIT taxable income (excluding any net capital gain) be distributed, but if adopted in its present form, REITSA would require only 90%.

     Another important substantive change included within REITSA is a provision that would allow a REIT to perform de minimis services other than "Qualified Services" for a tenant without causing all of the income from the property in which the tenant rented space to become tainted as not constituting "rents from real property." De minimis services would be those that do not exceed 1% of the gross income from the property. Services not directly invoiced would be deemed to have generated income equal to 150% of the direct cost of the service.

     Finally, to the extent that a REIT retains capital gains, it pays tax on such amounts. Under current law, the shareholders include distributions of such capital gains (even though taxed to the REIT in an earlier year) in their income. As such, an element of double taxation exists, since both the REIT and the shareholder pay taxes on the same capital gains. If adopted in its present form, REITSA will change the result described by allowing shareholders of REITs to claim a credit for capital gains taxes paid by the REIT.

TAX ASPECTS OF THE COMPANY'S INVESTMENT IN THE PARTNERSHIPS

     General. The Company will hold indirect Interests in the Partnerships through its general partner's interest in the Operating Partnership. In general, a partnership is not subject to Federal income tax. Rather, each partner includes in the partner's taxable income or loss its allocable share of the partnership's items of income, gain, loss, deduction and credit, without regard to whether the partner receives a distribution from the partnership. The Company, through its general partner's interest in the Operating Partnership, will include its proportionate share of the foregoing items of the Partnerships for purposes of the various REIT income tests and in the computation of its REIT taxable income. See "--Requirements for Qualification as a REIT--Income Tests." Any resultant increase in the Company's REIT taxable income will increase its distribution requirements (see "--Requirements for Qualification as a REIT--Annual Distribution Requirements"), but will not be subject to Federal income tax in the hands of the Company provided that such income is distributed by the Company to its shareholders. Moreover, for purposes of the REIT asset tests (see "--Requirements for Qualification as a REIT--Asset Tests"), the Company, through its general partner's interest in the Operating Partnership, will include its proportionate share of assets held by the Partnerships.

     Entity Classification. Since each of the Partnerships claimed partnership classification for periods prior to the effective date of Treasury Regulation
Section 301.7701-3, and since the Operating Partnership will be formed after the effective date of Treasury Regulation Section 301.7701-3, the Operating Partnership and each of the Partnerships will be properly classified as partnerships for Federal income tax purposes for taxable periods beginning on and after January 1, 1997 unless the Operating Partnership or any such Partnership affirmatively elects to be classified as an association taxable as a corporation, an election which could preclude the Company from satisfying certain of the REIT requirements. The Company will not cause the Operating Partnership to elect to be classified as an association taxable as a corporation. CRSI has advised the Company that it will not, directly or indirectly, cause the Managing Partner of each of the Partnerships to elect to cause such Partnership to be classified as associations taxable as corporations.

     Basis in Operating Partnership Interest. The Company's adjusted tax basis in its general partner's interest in the Operating Partnership generally (i) will initially be equal to the fair market value of the Interests that it contributes to the Operating Partnership at the time CRSI contributes such Interests to the Company; (ii) will be increased by (A) its allocable share of the Operating Partnership's income and (B) its allocable share of indebtedness of the Operating Partnership; and (iii) will be reduced, but not below zero, by the Company's allocable share of (A) the Operating Partnership's loss and (B) the amount of cash distributed to the Company and by constructive distributions resulting from a reduction in the Company's share of indebtedness of the Operating Partnership.

     If the allocation of the Company's distributive share of the Operating Partnership's loss would reduce the adjusted tax basis of the Company's Interest in the Operating Partnership below zero, the recognition of such loss will generally be deferred until such time as the recognition of such loss would not reduce the Company's adjusted tax basis below zero. To the extent that the Operating Partnership's distributions, or any decrease in the Company's share of the indebtedness of the Operating Partnership (such decrease being considered a constructive cash distribution to the partners), would reduce the Company's adjusted tax basis below zero, such distributions (including such constructive distributions) constitute taxable income to the Company. Such distributions and constructive distributions normally will be characterized as capital gain, and, if the Company's Interest in the Operating Partnership has been held for longer than the long-term capital gain holding period (currently one year), the distributions and constructive distributions will constitute long-term capital gain.

     Tax Allocations With Respect to Contributed Property. Pursuant to Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for federal income tax purposes in a manner that the contributor is charged with, or benefits from, the unrealized gain or loss associated with the property at the time of contribution. The amount of such unrealized gain or loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at such time. The Operating Partnership Agreement requires allocations of income, gain, loss and deduction attributable to contributed property to be made in a manner that is consistent with Section 704(c) of the Code.

     Sale of the Properties. Generally, any gain realized by a partnership on the sale of assets held by the partnership for more than one year will be long-term capital gain. However, under REIT rules, the Company's share of any gain realized by a Partnership on the sale of any property held as inventory or other property held primarily for sale to customers in the ordinary course of a trade or business ("dealer property") will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. See "--Taxation of the Company as a REIT." Under existing law, whether property is dealer property is a question of fact that depends on all the facts and circumstances with respect to the particular transaction. A safe harbor to avoid classification as a prohibited transaction exists as to real estate assets held for the production of rental income by a REIT for at least four years where in any taxable year the REIT has made no more than seven sales of property, or, in the alternative, the aggregate of the adjusted bases of all properties sold does not exceed 10% of the adjusted bases of all of the REIT's properties during the year and the expenditures includable in a property's basis made during the four-year period prior to disposition do not exceed 30% of the property's net sale price. The Company, the Operating Partnership and the Partnerships will attempt to comply with the terms of the safe-harbor provisions of the Code. No assurance can be given, however, that the Company, the Operating Partnership or the Partnerships can comply with the safe-harbor provisions of the Code or avoid owning property that may be characterized as dealer property.

TAXATION OF TAXABLE DOMESTIC SHAREHOLDERS

     As long as the Company qualifies as a REIT, distributions made to the Company's taxable shareholders out of current or accumulated earnings and profits (and not designated as capital gain dividends) will be taken into account by such shareholders as ordinary income. In general, the Company's current or accumulated earnings and profits would be allocated first to distributions on the Preferred Stock and then to the Company Common Stock. Domestic shareholders generally are shareholders who are (i) citizens or residents of the United States; (ii) corporations, partnerships or other entities created in or organized under the laws of the

United States or any political subdivision thereof; or (iii) estates or trusts the income of which is subject to United States federal income taxation regardless of its source. Corporate shareholders will not be entitled to the dividends received deduction. Any dividend declared by the Company in October, November or December of any year payable to a shareholder of record on a specific date in any such month shall be treated as both paid by the Company and received by the shareholder on December 31 of such year, provided that the dividend is actually paid by the Company during January of the following calendar year.

     Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Company's actual net capital gain for the taxable year) without regard to the period for which the shareholder has held its Company Common Stock.

     Distributions in excess of current and accumulated earnings and profits will not be taxable to a shareholder to the extent that they do not exceed the adjusted basis of the shareholder's Company Common Stock, but rather will reduce the adjusted basis of such shares. To the extent that such distributions exceed the adjusted basis of a shareholder's Company Common Stock, they will be included in income as long-term capital gain assuming the shares are a capital asset in the hands of the shareholder and have been held for more than one year.

     Shareholders may not include in their individual income tax returns any net operating losses or capital losses of the Company. In general, a shareholder will realize capital gain or loss on the disposition of Company Common Stock equal to the difference between (a) the sales price for such shares and (b) the adjusted tax basis of such shares. Gain or loss realized upon the sale or exchange of Company Common Stock by a shareholder who has held such Company Common Stock for more than one year (after applying certain holding period rules) will be treated as long-term gain or loss, respectively, and otherwise will be treated as short-term capital gain or loss. However, losses incurred upon a sale or exchange of Company Common Stock by a shareholder who has held such shares for six months or less (after applying certain holding period rules) will be deemed a long-term capital loss to the extent of any capital gain dividends received by the selling shareholder with respect to such Company Common Stock.

     Distributions from the Company and gain from the disposition of shares will not be treated as passive activity income. Distributions from the Company (to the extent they do not constitute a return of capital) will generally be treated as investment income for purposes of the investment interest limitation. Gain from the disposition of shares and capital gain dividends will not be treated as investment income unless the taxpayer elects to have the gain taxed at ordinary income rates.

     Backup Withholding. The Company will report to its domestic shareholders and the IRS the amount of dividends paid during each calendar year, and the amount of tax withheld, if any, with respect thereto. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Company with its correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability. In addition, the Company may be required to withhold a portion of capital gain distributions made to any shareholders who fail to certify their nonforeign status to the Company.

TAXATION OF TAX-EXEMPT SHAREHOLDERS

     Tax-exempt entities, including qualified employee pension and profit-sharing trusts, individual retirement accounts and certain funded welfare plan arrangements ("Exempt Organizations"), generally are exempt from federal income taxation. However, they are subject to taxation on their unrelated business taxable income ("UBTI"). While many investments in real estate generate UBTI, the IRS has issued a published ruling that dividend distributions by a REIT to an exempt employee pension trust do not constitute UBTI, provided that the shares of the REIT are not otherwise used in an unrelated trade or business of the exempt employee pension trust. Based on that ruling and on the intention of the Company to invest its assets in a manner that will avoid the recognition of UBTI by the Company, amounts distributed by the Company to Exempt Organizations generally should not constitute UBTI. However, if an Exempt Organization finances its acquisition of the Company Common Stock with debt, a portion of its income from the Company will constitute UBTI pursuant to the "debt-financed property" rules. Furthermore, social clubs, voluntary employee benefits associations, supplemental unemployment benefit trusts, and qualified group legal services plans that are exempt from taxation under paragraphs (7), (9), (17), and (20), respectively, of Code section 501(c) are subject to different UBTI rules, which generally will require them to characterize distributions from the Company as UBTI. In addition, a pension trust that owns more than 10% of the Company is required to treat a percentage of the dividends from the Company as UBTI (the "UBTI Percentage") in certain circumstances. The UBTI Percentage is the gross income derived from an unrelated trade or business (determined as if the Company were a pension trust) divided by the gross income of the Company for the year in which the dividends are paid. The UBTI rule applies only if (i) the UBTI Percentage is at least 5%; (ii) the Company qualifies as a REIT by reason of the modification of the 5/50 Rule that allows the beneficiaries of the pension trust to be treated as holding shares of the Company in proportion to their actuarial interests in the pension trust; and (iii) either (A) one pension trust owns more than 25% of the value of the Company's stock or (B) a group of pension trusts individually holding more than 10% of the value of the Company's stock collectively own more than 50% of the value of the Company's stock.

TAXATION OF FOREIGN SHAREHOLDERS

     The rules governing Federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign shareholders (collectively, "Non-U.S. Shareholders") are complex, and no attempt will be made herein to provide more than a summary of such rules. PROSPECTIVE NON-U.S. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE IMPACT OF FEDERAL, STATE AND LOCAL INCOME TAX LAWS WITH REGARD TO AN INVESTMENT IN THE COMPANY COMMON STOCK, INCLUDING ANY REPORTING REQUIREMENTS.

     It is currently anticipated that the Company will qualify as a "domestically controlled REIT" (i.e., a REIT in which at all times during a specified testing period less than 50% of the value of the shares is owned directly or indirectly by Non-U.S. Shareholders) and therefore gain from the sale of Company Common Stock by a Non-U.S. Shareholder would not be subject to United States taxation unless such gain is treated as "effectively connected" with the Non-U.S. Shareholder's United States trade or business.

     Distributions that are not attributable to gain from the sale or exchange by the Company of United States real property interests (and are not designated as capital gain dividends) will be treated as dividends of ordinary income to the extent that they are made out of current or accumulated earnings and profits of the Company. Such distributions generally will be subject to a United States withholding tax equal to 30% of the gross amount of the distribution, subject to reduction or elimination under an applicable tax treaty. However, if dividends from the investment in the shares are treated as "effectively connected" with the Non-U.S. Shareholder's conduct of a United States trade or business, such dividends will be subject to regular U.S. income taxation (foreign corporations may also be subject to the 30% branch profits tax). The Company expects to withhold United States income tax at the rate of 30% on the gross amount of any such dividends made to a Non-U.S. Shareholder unless: (i) a lower treaty rate applies and the Non-U.S. Shareholder files certain information evidencing its entitlement to such lower treaty rate; or (ii) the Non-U.S. Shareholder files an IRS Form 4224 with the Company claiming that the distribution is "effectively connected" income. Distributions which exceed current and accumulated earnings and profits of the Company will not be taxable to the extent that they do not exceed the adjusted basis of a shareholder's shares but, rather, will reduce (but not below zero) the adjusted basis of such shares. To the extent that such distributions exceed the adjusted basis of a Non-U.S. Shareholder's shares, they generally will give rise to United States tax liability if the Non-U.S. Shareholder would otherwise be subject to tax on gain from the sale or disposition of his or her shares in the Company, as described above. If it cannot be determined at the time a distribution is made whether or not such distribution will be in excess of current and accumulated earnings and profits, the distributions will be subject to withholding at the same rate as dividends. However, amounts thus withheld are refundable if it is subsequently determined that such distribution was, in fact, in excess of current and accumulated earnings and profits of the Company.

     Distributions by the Company to a Non-U.S. Shareholder that are attributable to gain from sales or exchanges by the Company of a United States real property interest are subject to income and withholding tax under the provisions of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under FIRPTA, these distributions, if any, that are treated as gain recognized from the sale of a United States real property interest, are taxed as income "effectively connected" with a United States business. Non-U.S. Shareholders would thus be taxed at the normal capital gain rates applicable to U.S. shareholders (subject to the applicable alternative minimum tax and a special alternative minimum tax for nonresident alien individuals). Also, distributions subject to FIRPTA may be subject to a 30% branch profits tax in the hands of a foreign corporate shareholder not entitled to treaty exemption. The Company is required by applicable Treasury Regulations to withhold 35% of any distribution that could be designated by the Company as a capital gains dividend. This amount is creditable against the Non-U.S. Shareholder's FIRPTA tax liability. A refund may be available if the amount exceeds the Non-U.S. Shareholder's federal tax liability.

OTHER TAX CONSIDERATIONS

     State, Local and Other Taxes. The Company or its shareholders or both may be subject to state, local or other taxation in various state, local or other jurisdictions, including those in which they transact business or reside. The tax treatment in such jurisdictions may differ from Federal income tax consequences discussed above. Consequently, prospective shareholders should consult with their own tax advisors regarding the effect of state, local and other tax laws on an investment in the Company Common Stock.

                              ERISA CONSIDERATIONS

     A fiduciary of a pension, profit sharing, retirement, welfare or other employee benefit plan ("Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider the fiduciary standards under ERISA in the context of the Plan's particular circumstances before authorizing an investment of a portion of the Plan's assets in the Company Common Stock. Accordingly, any such fiduciary should consider (i) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA; (ii) whether the investment is in accordance with the documents and instruments governing the Plan as required by Section 404(a)(1)(D) of ERISA; and (iii) whether the investment is prudent under ERISA. In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA, and the corresponding provisions of the Code, prohibit a wide range of transactions involving the assets of the Plan and persons who have certain specified relationships to the Plan ("parties in interest" within the meaning of ERISA, "disqualified persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in the Company Common Stock also should consider whether the acquisition (or receipt in connection with the Distribution) or the continued holding of the Company Common Stock might constitute or give rise to a direct or indirect prohibited transaction.

     The Department of Labor (the "DOL") has issued final regulations (the "DOL Regulations") as to what constitutes assets of an employee benefit plan under ERISA. Under the DOL Regulations, if a Plan acquires an equity interest in an entity, which interest is neither a "publicly offered security" nor a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the Plan's assets would include, for purposes of the fiduciary responsibility provisions of ERISA, both the equity interest and an undivided interest in each of the entity's underlying assets unless certain specified exceptions apply. The DOL Regulations define a publicly offered security as a security that is "widely held," "freely transferable," and either part of a class of securities registered under the Exchange Act, or sold pursuant to an effective registration statement under the Securities Act (provided the securities are registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the public offering occurred). The Company Common Stock is being sold in an offering registered under the Securities Act and will be registered under the Exchange Act.

     The DOL Regulations provide that a security is "widely held" only if it is part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another. A security will not fail to be "widely held" because the number of independent investors falls below 100 subsequent to the initial public offering as a result of events beyond the issuer's control. The Company expects the Company Common Stock to be "widely held" on completion of the Distribution.

     The DOL Regulations provide that whether a security is "freely transferable" is a factual question to be determined on the basis of all relevant facts and circumstances. The DOL Regulations further provide that when a security is part of an offering in which the minimum investment is $10,000 or less, as is the case with the Distribution, certain restrictions ordinarily will not, alone or in combination, affect the finding that those securities are "freely transferable." The Company believes that the restrictions imposed under its Articles of Incorporation on the transfer of the Company Common Stock are limited to the restrictions on transfer generally permitted under the DOL Regulations and are not likely to result in the failure of the Company Common Stock to be "freely transferable." See "Shares Available for Future Sale." The DOL Regulations only establish a presumption in favor of the finding of free transferability, and, therefore, no assurance can be given that the DOL and the U.S. Treasury Department will not reach a contrary conclusion.

     Assuming that the Company Common Stock will be "widely held" and are "freely transferable," the Company believes that the Company Common Stock will be publicly offered securities for purposes of the Regulations and that the assets of the Company will not be deemed to be "plan assets" of any Plan that invests in the Company. THE DISCUSSION IN THIS SECTION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL ERISA PLANNING AND INDIVIDUAL CONSULTATION WITH AN ERISA ADVISOR, AND EACH HOLDER OF SHARES OF CRSI STOCK AND CRSI OPTIONS IS URGED TO CONSULT HIS ERISA ADVISOR AS TO THE SPECIFIC ERISA CONSEQUENCES TO HIM OF THE DISTRIBUTION.

                                    EXPERTS

     The combined financial statements of the Lexreit Properties Group at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the balance sheet of Lexreit Properties, Inc. at April 24, 1997, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     The validity of the Company Common Stock offered hereby will be passed upon for the Company by Benesch, Friedlander, Coplan & Aronoff LLP, Cleveland, Ohio.
H. Jeffrey Schwartz, a director of CRSI, is a partner in Benesch, Friedlander, Coplan & Aronoff LLP.

                                    GLOSSARY

     Unless otherwise indicated or the context otherwise requires, the following capitalized terms have the meanings set forth below for purposes of this
Prospectus:

     "Additional Interests" means the issued and outstanding capital stock and the limited partner's interests, respectively, in the SPCs and the Partnerships which own the Additional Properties.

     "Additional Properties" means the 11 apartment communities set forth on
Exhibit 99.2 to the Company's Registration Statement on Form S-11 of which this prospectus forms a part.

     "Affiliate" of any person means (i) any person who directly or indirectly controls or is controlled by or is under common control with that person, (ii) any other person who owns, beneficially, directly or indirectly, 5% or more of the outstanding capital stock, shares or equity interests of that person, or
(iii) any officer, director, employee, partner or trustee of that person or any person controlling, controlled by or under common control with that person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of that person). The term "person" means and includes individuals, corporations, general and limited partnerships, limited liability companies, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, through the ownership of voting securities, partnership interests or other equity interests.

     "Agent" means Fifth Third Bank.

     "Anticipated Dividend Value" means the anticipated taxable dividend value of the Company Common Stock expected to be indicated on the IRS Form 1099-DIV distributed to each Holder.

     "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Company to be filed as soon as practicable following approval of the Distribution by holders of CRSI Stock.

     "Asset Management Agreements" means those certain Asset Management Agreements to be entered into between CRSI and each of the Partnerships whereby CRSI will provide to the Properties and/or the Additional Properties day-to-day management services for a period of three years following the Distribution.

     "Blank Check Preferred Stock" means the shares of preferred stock, without par value, of the Company, 500,000 of which are currently authorized by the Articles of Incorporation but unissued.

     "Board of Directors" means the Board of Directors of either the Company or CRSI, as the case may be.

     "Cash Available for Distribution" means cash distributions paid from the Operating Partnership to the Company and other income, if any, of the Company after payments owing in respect of indebtedness of the Company and provisions for selling, general and administrative expenses.

     "Class A Senior Preferred Stock" means the shares of Class A Senior Preferred Stock, with a stated value of $1,000 per share, of the Company to be issued to CRSI on or prior to the Distribution Date.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" means the United States Securities and Exchange Commission.

     "Company" means Lexreit Properties, Inc., an Ohio corporation.

     "Company Common Stock" means the common stock, without par value, of the Company.

     "Corporate Services Agreement" means that certain Corporate Services Agreement to be entered into between CRSI and the Company whereby CRSI will provide to the Company certain administrative services for a period of three years following the Distribution.

     "CRSI" means Cardinal Realty Services, Inc., an Ohio corporation.

     "CRSI Cash Dividend" means the special, one-time cash dividend to be paid on the Distribution Date in an amount equal to at least 25% of the anticipated dividend value of the Company Common Stock expected to be indicated on the IRS Form 1099-DIV distributed to each holder of record of CRSI Stock as of the Distribution Record Date.

     "CRSI Group" means CRSI and its wholly-owned subsidiaries.

     "CRSI Options" means options to acquire shares of CRSI Stock outstanding as of the Distribution Record Date.

     "CRSI Stock" means the common stock, without par value, of CRSI.

     "Distributable Funds from Partnership Operations" means (i) net income
(loss) (computed in accordance with generally accepted accounting principles), excluding gains (losses) from debt restructuring and sales of property (including furniture and equipment), plus (ii) real estate related depreciation and amortization reduced by (iii) debt service requirements and major maintenance and capital reserves for the Partnerships.

     "Distribution" means the distribution of 93% of the outstanding shares of Company Common Stock in the form of a dividend by CRSI to holders of CRSI Stock as of the close of business on the Distribution Record Date.

     "Distribution Date" means the date that the Distribution will be effected.

     "Distribution Record Date" means the record date for the Distribution set by the Board of Directors of CRSI, which, subject to approval by CRSI Shareholders of the Distribution at CRSI's annual shareholders meeting currently expected to be held in late July, is August 4, 1997.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Executive Officers" means the Chief Executive Officer and Chief Financial Officer of the Company, each of whom (i) are employees of CRSI as of the date of this Prospectus and (ii) will serve in such capacities pursuant to the terms of the Corporate Services Agreement.

     "FIRPTA" means the Foreign Investment in Real Property Tax Act of 1980.

     "General Partner" means the general partner of the Operating Partnership.

     "Holders" means the shareholders of record of CRSI Stock as of the Distribution Record Date.

     "Independent Director" means a person who is (i) independent of management of the Company or CRSI, (ii) not employed by or an officer of the Company or CRSI, (iii) not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or CRSI of any subsidiary of the Company or CRSI, and (iv) not a person who acts on a regular basis as an individual or representative of an organization serving as a professional advisor, legal counsel or consultant to management if, in the opinion of the Board of Directors, the relationship is material to the Company or CRSI, that person or the organization represented.

     "Initial Transactions" means the principal transactions in connection with the formation of the Company as a REIT and the acquisition of the Interests by the Company and the Operating Partnership.

     "Interests" means the limited partner's interests in the limited partnerships and member's interests in the limited liability companies that comprise the Partnerships that own the Properties.

     "IRS" means the United States Internal Revenue Service.

     "Lexreit Properties Group" means collectively, the Properties.

     "Limited Partner" means the limited partner of the Operating Partnership.

     "Manager" means CRSI, or Lexford Properties, Inc., a Texas corporation and wholly-owned subsidiary of CRSI.

     "Managing Interests" means CRSI's (or its successor's, as the case may be) direct or indirect general partner's or managing member's interest in each of the Partnerships.

     "Managing Partner" means CRSI or its successor, as the case may be, as the general partner or managing member of each of the Partnerships.

     "Operating Partnership" means Cardinal Properties L.P., an Ohio limited partnership.

     "OP Distributable Funds" means all Distributable Funds from Partnership Operations actually received from the Partnerships, as well as all net proceeds of sales and refinancings actually received from the Partnerships.

     "Ownership Limit" means the beneficial ownership of 9% of the outstanding Company Common Stock.

     "Partner" means the General Partner or Limited Partner.

     "Partnerships" means the various limited partnerships and limited liability companies that own the Properties.

     "Preferred Stock" means the Class A Senior Preferred Stock and the Blank Check Preferred Stock of the Company.

     "Properties" means the 66 apartment communities set forth on Exhibit 99.1 to the Company's Registration Statement on Form S-11, of which this Prospectus forms a part.

     "REIT" means a real estate investment trust as defined pursuant to Sections 856 through 860 of the Code.

     "REIT requirements" means the requirements for qualifying as a REIT under the Code and the Treasury Regulations.

     "Regulations" means the Regulations of the Company.

     "Rule 144" means the rule adopted by the Commission that permits holders of restricted securities and affiliates of an issuer of securities, pursuant to certain conditions and subject to certain restrictions, to sell publicly their securities of the issuer without registration under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "SPCs" means, collectively, seven special purpose corporations that each directly owns an apartment community constituting certain of the Additional Properties.

     "Subscription Agreement" means that certain Subscription Agreement to be entered into between CRSI and the Company whereby CRSI will make a capital contribution to the Company of $999,000 in cash together with 60% of its limited partner's interests in each of 62 limited partnerships and 60% of its member's interests in 2 limited liability companies, in exchange for the issuance to it of up to 1,049,900 additional shares of Company Common Stock and up to 5,500 shares of Class A Senior Preferred Stock.

     "Total Market Capitalization" means the aggregate market value of the Company's outstanding Company Common Stock.

     "Treasury Regulations" means the Income Tax Regulations promulgated under the Code.

     "UBTI" means unrelated business taxable income as defined in Section 512(a) of the Code.

     "Value" means the dollar value of each Additional Interest which may be contributed to the Company derived from the historical cost of the underlying Additional Property determined in accordance with generally accepted accounting principles, as is set forth on Exhibit 99.2 to the Company's Registration Statement on Form S-11, of which this Prospectus forms a part.

                                                                         ANNEX B

                          1997 PERFORMANCE EQUITY PLAN
                                       OF
                         CARDINAL REALTY SERVICES, INC.

     1. PURPOSE OF THE PLAN. This 1997 Performance Equity Plan of Cardinal Realty Services, Inc. adopted this 14th day of May, 1997, subject to shareholder approval, is a performance based program intended to provide and promote a unity of interests with the Company's shareholders by rewarding certain officers and directors of the Company and Lexford for attaining specific performance goals based on earnings growth and enhanced shareholder value. The opportunity so provided is intended to foster in Participants an incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries and to aid in retaining individuals who put forth such efforts.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Adjusted EBITDA" means, with respect to any calendar year, the amount of the Company's earnings before interest, taxes, depreciation and amortization determined in accordance with GAAP, with the following adjustments (all are determined in accordance with GAAP): (a) non-recurring items (which, for purposes of the Plan, include any expenses related to the grant or vesting of Awards) shall be disregarded (to the extent such items are otherwise included); (b) earnings shall nonetheless be reduced by mortgage interest accruing on loans secured by real property assets included in the Company's consolidated balance sheet (to the extent such interest is otherwise included); (c) following the Distribution, each component of Adjusted EBITDA shall be determined on a reconsolidated basis as if the Distribution, and the transactions related thereto, did not occur; and (d) with respect to any of the Company's consolidated real estate assets, or interests therein, sold by the Company after December 31, 1996, the net sale proceeds resulting from the sale of any of such assets or any equity interest therein shall be added to the Company's earnings over a five-year period, beginning with the year of the sale, on a basis providing level amortization of such proceeds (inclusive of imputed interest thereon) over such five-year period using the Company's cost of capital in the year of sale as the imputed interest rate. For purposes of the immediately preceding clause (d), the Company's "cost of capital" applicable to any sales proceeds will equal the weighted average cost of capital on the Company's debt and equity as determined by the Company in the normal course of business. The Committee has the discretionary authority to interpret and administer this provision in an equitable manner, consistent with the purposes of the Plan.

          2.2 "Average Share Price" means a 20 day average of the Share Price determined based upon the number of business days during such 20 day period and, for any business day for which no sales in the respective Shares are reported, Fair Market Value for such business day shall be assumed to be the value on the next preceding business day for which sales are reported.

          2.3 "Award" means a Restricted Stock Award.

          2.4 "Board" means the Board of Directors of Cardinal Realty Services, Inc.

          2.5 "Change in Control" means the occurrence of one of the following events:

             (a) the Company merges itself into, or is merged or consolidated with, another corporation and as a result of such merger or consolidation less than sixty percent (60%) of the outstanding voting securities of the surviving or resulting corporation are owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation;

             (b) the Company shall sell or transfer to one or more persons, corporations or entities, in a single transaction or a series of related transactions, more than one-half of the assets of the Company unless by an affirmative vote of two-thirds of the members of the Board, the transaction or transactions are exempted from the operation of this provision based on a good faith finding that the transaction or transactions are not within the intended scope of this definition for purposes of this Plan;

                                      B-1-1

             (c) a "person" (within the meaning of Section 3(a)(9) or Section 13(d)(3) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Exchange Act Rule 13d-3), of forty percent (40%) or more of the outstanding voting securities of the Company; or

             (d) any shareholder of the Company shall nominate a person to the Board, which nominee shall be elected to the Board without receiving the prior endorsement of the Board.

          Notwithstanding the foregoing, the Distribution shall not be a Change in Control.

          2.6 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.7 "Committee" means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in Exchange Act Rule 16b-3 and in the Plan.

          2.8 "Company" means Cardinal Realty Services, Inc.

          2.9 "Company Shares" means shares of the Company's common stock.

          2.10 "Distribution" means the distribution from the Company to its shareholders of 93% of the issued and outstanding Lexreit Shares.

          2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

          2.12 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

          2.13 "Fair Market Value" means, with respect to any Shares, the closing price of such Shares on the New York Stock Exchange, Inc. or other national securities exchange or interdealer quotation system, on the last business day prior to the date on which the value is to be determined, as reported in the Wall Street Journal or such other source of quotations for, or report of trading of, the Shares as the Committee may reasonably select from time to time; provided, however, if either of the Shares are not then traded on such an exchange or interdealer quotation system, but are then traded on the over-the-counter market, Fair Market Value means the mean between the high and the low bid and asked prices for the Shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding day on which sales occurred if there were no sales on such date).

          2.14 "GAAP" means generally accepted accounting principles, consistently applied.

          2.15 "Initial Baseline" means the baseline standards against which the 1997 Performance Goals are measured. The Initial Baseline for measuring the 1997 Adjusted EBITDA Performance Goal shall be Adjusted EBITDA for the 1996 calendar year. The Initial Baseline for measuring the Share Price Performance Goal shall be the Average Share Price over the 20 day period following the Distribution; provided, however, that: (a) if there is no reported trading in the Lexreit Shares during such 20 day period, the Lexreit share price will be assumed to be the taxable value of the dividend of the Lexreit Shares to the Company's shareholders, as reported by the Company for federal income tax purposes; and (b) if the Distribution does not occur, such Share Price shall equal the Fair Market Value of a Company Share on the date the Plan is approved by the Company's shareholders.

          2.16 "Lexford" means Lexford Properties, Inc., a wholly owned subsidiary of the Company.

                                      B-1-2

          2.17 "Lexreit" means Lexreit Properties, Inc.

          2.18 "Lexreit Shares" means shares of Lexreit's common stock.

          2.19 "Participant" means each officer of the Company or Lexford and each non-employee director identified as eligible for participation in the Plan as set forth on Exhibit A. In addition, the term Participant includes any individual who becomes eligible to participate in the Plan pursuant to
     Section 5.

          2.20 "Performance Year" or "Performance Years" means the 12 month fiscal year of the Company ending December 31, 1997 and the two succeeding years ending December 31, 1998 and December 31, 1999.

          2.21 "Performance Goal" or Performance Goals" means the Share Price and the Adjusted EBITDA targets as set forth in Section 6.4 which must be satisfied in order for Participants to vest in any Awards associated with such Performance Year as described in Section 6.4 and the Restricted Stock Award Agreements.

          2.22 "Plan" means the 1997 Performance Equity Plan of Cardinal Realty Services, Inc.

          2.23 "Rabbi Trust" means the Cardinal Realty Services, Inc. Executive Deferred Compensation Rabbi Trust.

          2.24 "Restricted Stock Award" means the right to receive Company Shares and, after the Distribution, Lexreit Shares, but subject to forfeiture and/or other restrictions set forth in the related Restricted Stock Award Agreement and the Plan.

          2.25 "Restricted Stock Award Agreement" means a written agreement in such form as may be hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of a Restricted Stock Award under the Plan.

          2.26 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

          2.27 "Shares" means the Company Shares and, following the Distribution, the Company Shares and the Lexreit Shares.

          2.28 "Share Price" means the Fair Market Value of a Company Share at the relevant time. Following the Distribution, Share Price shall be deemed to include one-fifth of the Fair Market Value of a Lexreit Share.

          2.29 "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to receive a Restricted Stock Award by bequest or inheritance or by reason of the death of the Participant.

     3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the issuance of Restricted Stock Awards granted under the Plan, an aggregate of three hundred eighteen thousand (318,000) Company Shares, which shall be Company Shares issued by the Company.

     4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested directors as defined in Rule 16b-3. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the officers and directors of the Company and Lexford to whom Restricted Stock Awards shall be granted, the number of Company Shares to be covered by each of the Restricted Stock Awards, and the terms of any such Award; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as

                                      B-1-3
its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

     5. OFFICERS AND DIRECTORS TO WHOM RESTRICTED STOCK AWARDS MAY BE GRANTED.

     The officers and directors initially eligible for participation in the Plan and the levels of their Awards are set forth in Exhibit A. In the event that an individual becomes a non-employee director of the Company after the date hereof, that individual will automatically become a Participant and shall receive a grant of Awards at the level of the initial non-employee director Participants, adjusted to reflect the portion of the Performance Years during which the individual did not serve as a director as equitably determined by the Committee at its discretion; provided, however, that such Awards shall only be made to the extent that the Company Shares reserved under Section 3, including any previously awarded Company Shares forfeited back to the Company, are sufficient to enable the Awards. After the date hereof, the Committee, at its discretion, may identify additional officers as eligible to be Participants hereunder and may make additional Awards to officers at the levels determined by the Committee taking into account the recommendations of the Company's management as to the duties and potential contribution of the respective individuals; provided, however, that: (a) the Committee shall not make any additional Awards under this sentence to any individual officer identified on Exhibit A unless the Committee, at its discretion, determines that such additional Awards are an appropriate response to a significant increase in the individual's duties and responsibilities to the Company; and (b) such Awards shall only be made to the extent that the Company Shares reserved under Section 3, including any previously awarded Company Shares forfeited back to the Company, are sufficient to enable the Awards.

     6. RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Plan will vest upon the achievement of the Performance Goals described in Section
6.4. Restricted Stock Awards shall be granted in accordance with, and subject to, the provisions set forth below.

          6.1 Issuance of Shares. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement which shall set forth the number of Company Shares granted under the Restricted Stock Award. Subject to the restrictions in Section 6.3 of the Plan, and set forth in the related Restricted Stock Award Agreement, the number of Company Shares granted under a Restricted Stock Award shall be issued in the recipient Participant's name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereafter. Following the Distribution, the Restricted Stock Award Agreement shall relate to the Company Shares originally granted in the Award as well as to the Lexreit Shares distributed on account of such Company Shares in the Distribution.

          6.2 Rights of Participants. Shares granted pursuant to Restricted Stock Awards shall be transferred to the Participant, and a certificate or certificates for such Shares shall be issued in the Participant's name. Subject to the restrictions in Section 6.3 of the Plan, and set forth in the related Restricted Stock Award Agreement, the Participant shall thereupon be a shareholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares, subject to the restrictions and risks of forfeiture set forth in the Plan. The certificate or certificates for Shares awarded hereunder (as well as certificates for Lexreit Shares distributed on account of awarded Shares), together with a suitably executed stock power (and stock power covering the associated Lexreit Shares) signed by such Participant, shall be held by the Company in its control for the account of such Participant:

             (i) until the restrictions in Section 6.3 of the Plan and in the related Restricted Stock Award Agreement lapse pursuant to the Plan, at which time a certificate for the appropriate number of

                                      B-1-4

        Shares (as well as certificates for Lexreit Shares distributed on account of awarded Shares); in each case, free of all restrictions imposed by the Plan or the Restricted Stock Award Agreement shall be delivered to the Participant, subject to the provisions of Section 8 and
        Section 9; or

             (ii) until such Shares (and associated Lexreit Shares) are forfeited and cancelled as described in Section 6.3 and in the related Restricted Stock Award Agreement.

          6.3 Restrictions. Each Share issued pursuant to a Restricted Stock Award Agreement (including, after the Distribution, each Lexreit Share received in the Distribution with respect to the Company Shares awarded) shall be subject to the following restrictions until such restrictions have lapsed pursuant to Section 6.4 of the Plan:

             (a) Disposition. The Shares awarded to a Participant and held by the Company pursuant to Section 6.2, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Participant to the Participant's Successor. Any transfer or purported transfer of Shares in violation of the restrictions outlined in this
        Section 6.3 shall be null and void and shall result in the forfeiture of the Company Shares transferred or purportedly transferred to the Company and the forfeiture of the Lexreit Shares, if any, to Lexreit, without notice and without consideration.

             (b) Forfeiture. Any Shares awarded to a Participant under a Restricted Stock Award and held by the Company pursuant to Section 6.2 of the Plan shall be forfeited without notice and without consideration therefor immediately in accordance with the following:

                (i) if a Participant is an officer and the Participant's employment with the Company or Lexford is terminated, the Shares shall forfeit as provided in the Participant's Restricted Stock Award Agreement;

                (ii) if the Participant is a non-employee director of the Company and ceases to be a director, the Shares shall forfeit as provided in the Participant's Restricted Stock Award Agreement; and

                (iii) all Participants will forfeit all Shares granted to them under Restricted Stock Award Agreements with respect to any Shares that remain non-vested after the end of the final Performance Year.

        Any Company Shares forfeited under the Plan shall be returned to the Company and shall be available for additional Awards under Section 5. Any Lexreit Shares forfeited under the Plan shall be returned to Lexreit and cancelled. Any dividends previously paid with respect to any forfeited Shares shall also be forfeited and returned with the Shares so forfeited.

          6.4 VESTING OF RESTRICTED STOCK.

             (a) The restrictions on Shares set forth in Section 6.3 shall lapse, and certificates for such Shares held for the Participant in accordance with Section 6.2 shall be distributed to the Participant as described in this Section 6.4. The Performance Goals for the Awards associated with each Performance Year, expressed as a percentage of the Initial Baselines, are as follows:

               SHARE PRICE AND ADJUSTED EBITDA PERFORMANCE GOALS
                    AS A PERCENTAGE OF THE INITIAL BASELINES

                                                              LEVEL I     LEVEL II
                                                              -------     --------
            1997 Performance Year...........................  112.00%      118.00%
            1998 Performance Year...........................  132.16%      139.24%
            1999 Performance Year...........................  155.95%      164.30%

                                      B-1-5

             (b) The amount of Awards that vest for a Performance Year is determined by comparing the Average Share Price over the last 20 days of such year and Adjusted EBITDA for such year with the Performance Goals indicated in Section 6.4 (a) above. If either of the Performance Goals for a level of vesting is achieved, the number of Shares awarded with respect to attainment of such Performance Goal shall vest as soon as practicable following the end of the Performance Year used in determining the Share Price or Adjusted EBITDA, as the case may be. Satisfaction of a Performance Goal for a Performance Year at Level I or Level II results in the vesting of non-vested Awards associated with any prior Performance Year. If the Average Share Price over the last 20 days of a Performance Year or Adjusted EBITDA for such Performance Year equals or exceeds one or more of the Level I and/or Level II Performance Goals for a subsequent Performance Year, the Awards associated with achievement of such Performance Goals shall vest as soon as practicable following the end of the Performance Year as of which such Share Price and/or Adjusted EBITDA, as the case may be, is measured.

     7. CHANGE IN CONTROL.

          (a) Notwithstanding anything in this Plan to the contrary, upon a Change in Control during any Performance Year, each Participant will vest in Shares in accordance with the following. These provisions shall apply to any Participant who is employed by the Company or Lexford at the time of the Change in Control, as well as to any Participant who is terminated in anticipation of the Change in Control, as determined by the Committee, and any non-employee directors of the Company who are serving as directors at the time of the Change in Control.

          (b) Upon a Change in Control, each Participant shall immediately vest in the non-vested Shares associated with any Performance Year, but only if the Share Price as of the date of the Change in Control equals or exceeds the Share Price Performance Goal associated with such Awards; provided, however, that if the Change in Control occurs in 1997 or 1998, the Performance Goals for 1999 (both Level I and Level II) shall be deemed satisfied if the Share Price as of the date of the Change in Control equals or exceeds 110% of the Level II Share Price Performance Goal for 1998 (i.e., 153.16% of the Share Price Initial Baseline).

          (c) A Participant will vest in Shares as described in this Section 7, regardless of whether the Participant continues with the Company or any successor to the Company as an employee or director.

     8. DEFERRAL OF COMPANY SHARES INTO RABBI TRUST. Within ten (10) days of the approval of this Plan by the shareholders of the Company and prior to the issuance of any Shares under the Plan, each Participant may make a written election to defer the Shares that would otherwise be transferred to him or her upon the vesting of such Shares pursuant to Section 6 and/or Section 7 of the Plan. Such election shall be binding upon such Participant with respect to all Shares he or she would be entitled to receive upon attainment of the Performance Goals as described in Sections 6 and 7 except that any election to receive shares is subject to the provisions of Section 9. If the Participant elects to defer receipt of Shares, such Shares shall be contributed to the Rabbi Trust and held for his or her benefit under the terms of the Rabbi Trust until the Participant's termination of employment with the Company or Lexford or the cessation of the Participant's non-employee directorship, as the case may be, subject to forfeiture under Section 6.3(b). Cash dividends payable with respect to any Shares subject to an Award under the Plan shall be automatically deferred into the Rabbi Trust, invested under the terms thereof and, to the extent not forfeited under Section 6.3(b), distributed at such time as the Shares in respect of which such dividends are payable become taxable to the individual.

     9. CODE SECTION 162(m) LIMITATION. Notwithstanding anything in this Plan to the contrary, to the extent that Code Section 162(m) would operate to limit the Company's federal income tax deduction for remuneration with respect to a Participant, resulting in federal income tax liability to the Company, receipt of Shares shall be deferred into the Rabbi Trust until Section 162(m) no longer operates to result in such federal income tax liability to the Company. The determination of whether Code Section 162(m) operates to limit the Company's deduction in a manner resulting in federal income tax liability to the Company will be determined by the Committee. Payment of the deferred Shares shall occur in the following calendar year (or, if necessary, each subsequent calendar year) to the extent such payment, when added to other remuneration

                                      B-1-6
subject to the Section 162(m) limit for such year, does not result in federal income tax liability to the Company. In administering the deferral mechanism of this Section 9, the determinations by the Committee shall be final; however, the Committee shall act promptly in making its determinations hereunder and shall not unnecessarily delay transfer of the Shares. Shares deferred hereunder shall be fully vested and shall not be forfeited for any reason, including, without limitation, termination of employment, except as expressly set forth in the Rabbi Trust.

     10. "GROSS-UP" FOR EXCISE TAXES. In the event that any Participant becomes subject to the excise tax imposed by Code Section 4999 (the "Excise Tax"), the Company shall pay in cash to the Participant at the time specified below, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Participant shall be equal to the amount that would have been retained had such excise tax not applied, as determined below.

     The following shall govern the determination of the amount of the cash payment described above:

          (i) any other payments or benefits received or to be received by the Participant in connection with a "change in control" of the Company (as defined in Code section 280G) shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the Company's independent auditors, such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code,

          (iii) For purposes of determining the amount of the Gross-Up Payment, the Participant shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant's residence upon the change in control, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     The amount of any Gross-Up Payment shall be paid to the Participant at the time of the Change in Control. If the Participant has elected to defer receipt of all Shares into the Rabbi Trust pursuant to Section 8, such deferral shall also apply to any Gross-Up Payment. In the event that the Excise Tax is subsequently determined by the Company's independent auditors to be less than the amount taken into account hereunder at the time of the Change in Control, the Participant shall repay to the Company the excess portion of the Gross-Up Payment plus interest on the amount of such repayment at the rate provided in
Section 1274(b)(2)(B) of the Code. If the Gross-Up Payment was deferred into the Rabbi Trust as described above, any return of any portion of the Gross-Up Payment shall be made from the Rabbi Trust. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the Change in Control, (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

     11. RIGHTS OF AWARD HOLDER. Participants shall not have any of the rights of a shareholder with respect to the Shares granted in a Restricted Stock Award except as described in Sections 6.2 and 6.3.

     12. NONTRANSFERABILITY OF RESTRICTED STOCK AWARDS. A Restricted Stock Award shall not be transferable other than: (a) by will or the laws of descent and distribution, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder.

     13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Company Shares or Lexreit Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the

                                      B-1-7
aggregate, the number and class of Shares subject to Restricted Stock Awards theretofore granted, and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award. The Distribution shall result in the Lexreit Shares becoming part of the Awards, subject to the restrictions otherwise applicable to Company Shares and shall not result in a direct distribution of the dividend to the Participant.

     14. FORMS OF RESTRICTED STOCK AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the shareholders of the Company shall constitute the granting of any Restricted Stock Award. An Award shall be granted hereunder only by action taken by the Committee. Upon the Committee's designation of an officer or director for the receipt of a Restricted Stock Award, the Company's secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the appropriate individual, in such form as the Committee shall approve, stating the number of Company Shares subject to the Restricted Stock Award, and the other terms and conditions thereof. The notice shall be accompanied by a Restricted Stock Award Agreement, which shall have been duly executed by or on behalf of the Company. Execution by the individual to whom such Award is granted of said Restricted Stock Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the receipt of any Award.

     15. RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a Participant who vests in Shares under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificates for such Shares is delivered to the Participant in accordance with the terms of this Plan and the Restricted Stock Award Agreement. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in Shares or from any other amounts payable any time thereafter to the Participant.

     16. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under the rules of the national securities exchange on which the Company Shares are then listed or Exchange Act Rule 16b-3 would be required. Notwithstanding the authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Restricted Stock Award granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Restricted Stock Award theretofore granted under the Plan.

     17. DELIVERY OF SHARES. Delivery of certificates for Shares pursuant to the vesting of a Restricted Stock Award may be postponed by the Company for such period as may be required for it to exercise reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the delivery of any Shares pursuant to an Award.

     18. FEES AND COSTS. The Company shall pay all original issue taxes on the issuance of any Restricted Stock Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     19. EFFECTIVENESS OF THE PLAN. The Plan was previously approved by the Board subject to the approval of the Committee and the ratification of the Executive Committee of the Board. The Committee approved the Plan and, on May 14, 1997, the Executive Committee of the Board ratified the approval. The Plan shall be submitted to the Company's stockholders at the next annual meeting and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all Company Shares issued and outstanding, excluding, however, issued and outstanding Company shares held by any person listed on Exhibit A hereto or nominated for election as a non-employee director at such meeting, the Plan shall terminate and no Restricted Stock Awards shall be granted thereunder.

                                      B-1-8

     20. OTHER PROVISIONS. As used in the Plan, and in Restricted Stock Award Agreements, and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Awards and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

     21. OHIO LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

                                      B-1-9

                                   EXHIBIT A

     The awards of Company Shares associated with each of the three Performance Years are as follows:

                                                                  LEVEL I         LEVEL II
                                                                ------------    ------------
    Mr. Bartling..............................................   10,000 Shs.     14,000 Shs.
    Mr. Thompson..............................................    7,000 Shs.      9,000 Shs.
    Mr. Koegler...............................................    2,000 Shs.      3,500 Shs.
    Mr. Sosh..................................................    2,000 Shs.      3,500 Shs.
    Ms. Souder................................................    2,000 Shs.      3,500 Shs.
    Each Non-Employee Director*...............................    2,000 Shs.      3,500 Shs.

---------------

* Mr. Madigan, Mr. Neilan, Mr. Weiler, Mr. Gothier, Mr. Pollack, Mr. Schwartz, Mr. Oberer, and Mr. Wedren.

                                     B-1-10

                                                                      [DIRECTOR]

                        RESTRICTED STOCK AWARD AGREEMENT

     This Restricted Stock Award Agreement (the "Agreement") is made as of the
  day of           , 1997 between CARDINAL REALTY SERVICES, INC., an Ohio
corporation (the "Company"), and           , a director of the Company (the
"Participant").

     WHEREAS, the Company has heretofore adopted the 1997 Performance Equity Plan of Cardinal Realty Services, Inc. (the "Plan"); and

     WHEREAS, it is a requirement of the Plan that a Restricted Stock Award Agreement be executed to evidence the Restricted Stock Award granted to the Participant.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

     2. GRANT OF AWARD.  The Company hereby grants to the Participant a
Restricted Stock Award of an aggregate of           (  ) shares of the common
stock, with no par value, of the Company ("Shares") on the terms and conditions set forth herein.

     3. RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Plan will vest upon the achievement of the Performance Goals described in Section
3.4. Restricted Stock Awards shall be granted in accordance with, and subject to, the provisions set forth below.

          3.1 Issuance of Shares. Subject to the restrictions in Section 6.3 of the Plan, and set forth in this Agreement, the number of Company Shares granted under a Restricted Stock Award shall be issued in the recipient Participant's name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereafter. Following the Distribution, this Agreement shall relate to the Company Shares originally granted in the Award as well as to the Lexreit Shares distributed on account of such Company Shares in the Distribution.

          3.2 Rights of Participants. Shares granted pursuant to Restricted Stock Awards shall be transferred to the Participant, and a certificate or certificates for such Shares shall be issued in the Participant's name. Subject to the restrictions in Section 6.3 of the Plan, the Participant shall thereupon be a shareholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares, subject to the restrictions and risks of forfeiture set forth in the Plan. The certificate or certificates for Shares awarded hereunder (as well as certificates for Lexreit Shares distributed on account of awarded Shares), together with a suitably executed stock power (and stock power covering the associated Lexreit Shares) signed by such Participant, shall be held by the Company in its control for the account of such Participant:

             (i) until the restrictions in Section 6.3 of the Plan and in this Agreement lapse pursuant to the Plan, at which time a certificate for the appropriate number of Shares (as well as certificates for Lexreit Shares distributed on account of awarded Shares); in each case, free of all restrictions imposed by the Plan or this Agreement shall be delivered to the Participant, subject to the provisions of Section 5 and
        Section 6; or

             (ii) until such Shares (and associated Lexreit Shares) are forfeited and cancelled as described in Section 6.3 of the Plan and in this Agreement.

          3.3 Restrictions. Each Share issued pursuant to this Agreement (including, after the Distribution, each Lexreit Share received in the Distribution with respect to the Company Shares awarded) shall be subject to the following restrictions until such restrictions have lapsed pursuant to Section 6.4 of the Plan:

             (a) Disposition. The Shares awarded to a Participant and held by the Company pursuant to Section 6.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may

                                      B-2-1
        not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Participant to the Participant's Successor. Any transfer or purported transfer of Shares in violation of the restrictions outlined in this Section 3.3 shall be null and void and shall result in the forfeiture of the Company Shares transferred or purportedly transferred to the Company and the forfeiture of the Lexreit Shares, if any, to Lexreit, without notice and without consideration.

             (b) Forfeiture. Any Shares awarded to a Participant under a Restricted Stock Award and held by the Company pursuant to Section 6.2 of the Plan shall be forfeited without notice and without consideration therefor immediately in accordance with the following:

                (i) if the Participant ceases to be a director, he or she will vest in Shares based upon performance actually achieved for the Performance Year of such cessation in the same proportion as the number of days the Participant served as a director during the year bears to the total number of days during the year (to the extent non-vested Shares do not vest as a result of this provision, such Shares shall be forfeited); and

                (ii) the Participant will forfeit all Shares granted to him or her under this Agreement with respect to any Shares that remain non-vested after the end of the final Performance Year.

     Any Company Shares forfeited under the Plan shall be returned to the Company. Any Lexreit Shares forfeited under the Plan shall be returned to Lexreit and cancelled. Any dividends previously paid with respect to any forfeited Shares shall also be forfeited and returned with the Shares so forfeited.

          3.4 Vesting of Restricted Stock.

             (a) The restrictions on Shares set forth in Section 3.3 shall lapse, and certificates for such Shares held for the Participant in accordance with Section 3.2 shall be distributed to the Participant as described in this Section 3.4. The Performance Goals for the Awards associated with each Performance Year, expressed as a percentage of the Initial Baselines, are as follows:

               SHARE PRICE AND ADJUSTED EBITDA PERFORMANCE GOALS
                    AS A PERCENTAGE OF THE INITIAL BASELINES

                                                             LEVEL I     LEVEL II
                                                             -------     --------
                1997 Performance Year......................   112.00%      118.00%
                1998 Performance Year......................   132.16%      139.24%
                1999 Performance Year......................   155.95%      164.30%

             (b) The amount of Awards that vest for a Performance Year is determined by comparing the Share Price and Adjusted EBITDA as of the last day of such year with the Performance Goals indicated in Section
        3.4 (a) above. If either of the Performance Goals for a level of vesting is achieved, the number of Shares awarded with respect to attainment of such Performance Goal shall vest as soon as practicable following the end of the Performance Year used in determining the Share Price or Adjusted EBITDA, as the case may be. Satisfaction of a Performance Goal for a Performance Year at Level I or Level II results in the vesting of non-vested Awards associated with any prior Performance Year. If the Share Price or Adjusted EBITDA as of the last day of a Performance Year equals or exceeds one or more of the Level I and/or Level II Performance Goals for a subsequent Performance Year, the Awards associated with achievement of such Performance Goals shall vest as soon as practicable following the end of the Performance Year as of which such Share Price and/or Adjusted EBITDA, as the case may be, is measured.

                                      B-2-2

     4. CHANGE IN CONTROL.

          (a) Notwithstanding anything in this Plan to the contrary, upon a Change in Control during any Performance Year, each Participant will vest in Shares in accordance with the following. These provisions shall apply to the Participant if he or she is serving as a director at the time of the Change in Control.

          (b) Upon a Change in Control, each Participant shall immediately vest in the non-vested Shares associated with any Performance Year, but only if the Share Price as of the date of the Change in Control equals or exceeds the Share Price Performance Goal associated with such Awards; provided, however, that if the Change in Control occurs in 1997 or 1998, the Performance Goals for 1999 (both Level I and Level II) shall be deemed satisfied if the Share Price as of the date of the Change in Control equals or exceeds 110% of the Level II Share Price Performance Goal for 1998 (i.e., 153.16% of the Share Price Initial Baseline).

          (c) A Participant will vest in Shares as described in this Section 4, regardless of whether the Participant continues to serve as a director.

     5. DEFERRAL OF COMPANY SHARES INTO RABBI TRUST. Within ten (10) days of the approval of this Plan by the shareholders of the Company and prior to the issuance of any Shares under the Plan, each Participant may make a written election to defer the Shares that would otherwise be transferred to him or her upon the vesting of such Shares pursuant to Section 6 and/or Section 7 of the Plan. Such election shall be binding upon such Participant with respect to all Shares he or she would be entitled to receive upon attainment of the Performance Goals as described in Sections 3 and 4 except that any election to receive shares is subject to the provisions of Section 6. If the Participant elects to defer receipt of Shares, such Shares shall be contributed to the Rabbi Trust and held for his or her benefit under the terms of the Rabbi Trust until the Participant's cessation of his or her directorship, subject to forfeiture under
Section 3.3(b). Cash dividends payable with respect to any Shares subject to an Award under the Plan shall be automatically deferred into the Rabbi Trust, invested under the terms thereof and, to the extent not forfeited under Section 3.3(b), distributed at such time as the Shares in respect of which such dividends are payable become taxable to the individual.

     6. CODE SECTION 162(M) LIMITATION. Notwithstanding anything in this Plan to the contrary, to the extent that Code Section 162(m) would operate to limit the Company's federal income tax deduction for remuneration with respect to a Participant, resulting in federal income tax liability to the Company, receipt of Shares shall be deferred into the Rabbi Trust until Section 162(m) no longer operates to result in such federal income tax liability to the Company. The determination of whether Code Section 162(m) operates to limit the Company's deduction in a manner resulting in federal income tax liability to the Company will be determined by the Committee. Payment of the deferred Shares shall occur in the following calendar year (or, if necessary, each subsequent calendar year) to the extent such payment, when added to other remuneration subject to the
Section 162(m) limit for such year, does not result in federal income tax liability to the Company. In administering the deferral mechanism of this
Section 6, the determinations by the Committee shall be final; however, the Committee shall act promptly in making its determinations hereunder and shall not unnecessarily delay transfer of the Shares. Shares deferred hereunder shall be fully vested and shall not be forfeited for any reason, except as expressly set forth in the Rabbi Trust.

     7. "GROSS-UP" FOR EXCISE TAXES. In the event that any Participant becomes subject to the excise tax imposed by Code Section 4999 (the "Excise Tax"), the Company shall pay in cash to the Participant at the time specified below, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Participant shall be equal to the amount that would have been retained had such excise tax not applied, as determined below.

     The following shall govern the determination of the amount of the cash payment described above:

          (i) any other payments or benefits received or to be received by the Participant in connection with a "change in control" of the Company (as defined in Code Section 280G) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the Company's independent auditors, such other payments or benefits (in whole

                                      B-2-3
     or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code,

          (iii) For purposes of determining the amount of the Gross-Up Payment, the Participant shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant's residence upon the change in control, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     The amount of any Gross-Up Payment shall be paid to the Participant at the time of the Change in Control. If the Participant has elected to defer receipt of all Shares into the Rabbi Trust pursuant to Section 5, such deferral shall also apply to any Gross-Up Payment. In the event that the Excise Tax is subsequently determined by the Company's independent auditors to be less than the amount taken into account hereunder at the time of the Change in Control, the Participant shall repay to the Company the excess portion of the Gross-Up Payment plus interest on the amount of such repayment at the rate provided in
Section 1274(b)(2)(B) of the Code. If the Gross-Up Payment was deferred into the Rabbi Trust as described above, any return of any portion of the Gross-Up Payment shall be made from the Rabbi Trust. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the Change in Control, (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

     8. RIGHTS OF AWARD HOLDER. Participants shall not have any of the rights of a shareholder with respect to the Shares granted in a Restricted Stock Award except as described in Sections 3.2 and 3.3.

     9. NONTRANSFERABILITY OF RESTRICTED STOCK AWARDS. A Restricted Stock Award shall not be transferable other than: (a) by will or the laws of descent and distribution, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Company Shares or Lexreit Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Restricted Stock Awards theretofore granted, and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award. The Distribution shall result in the Lexreit Shares becoming part of the Awards, subject to the restrictions otherwise applicable to Company Shares and shall not result in a direct distribution of the dividend to the Participant.

     11. FORMS OF RESTRICTED STOCK AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the shareholders of the Company shall constitute the granting of any Restricted Stock Award. An Award shall be granted only by action taken by the Committee. Upon the Committee's designation of the Participant for the receipt of a Restricted Stock Award, the Company's secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the Participant, in such form as the Committee shall approve, stating the number of Company Shares subject to the Restricted Stock Award, and the other terms and conditions thereof. The notice shall be accompanied by this Agreement, which shall have been duly executed by or on behalf of the Company. Execution by the Participant to whom such Award is granted of this Agreement in accordance with the provisions set forth in the Plan shall be a condition precedent to the receipt of any Award.

                                      B-2-4

     12. RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a Participant who vests in Shares under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificates for such Shares are delivered to the Participant in accordance with the terms of the Plan and this Agreement. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in Shares or from any other amounts payable any time thereafter to the Participant.

     13. DELIVERY OF SHARES. Delivery of certificates for Shares pursuant to the vesting of a Restricted Stock Award may be postponed by the Company for such period as may be required for it to exercise reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the delivery of any Shares pursuant to an Award.

     14. INCORPORATION OF PROVISIONS OF THE PLAN. All of the provisions of the Plan pursuant to which this Agreement is made are hereby incorporated by reference and made a part hereof as if specifically set forth herein, and to the extent of any conflict between this Agreement and the terms in the aforesaid Plan, the Plan shall control. To the extent any capitalized terms are not otherwise defined herein, they shall have the meaning set forth in the Plan.

     15. INVALIDITY OF PROVISIONS. The invalidity or unenforceability of any provision of this Agreement as a result of a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange shall not affect the validity or enforceability of the remainder of this Agreement.

     16. WAIVER AND MODIFICATION. The provisions of this Agreement may not be waived or modified unless such waiver or modification is in writing and signed by the parties hereto.

     17. INTERPRETATION. All decisions or interpretations made by the Committee with regard to any question arising under the Plan or this Agreement shall be binding and conclusive on the Company and the Participant.

     18. MULTIPLE COUNTERPARTS. This Restricted Stock Award Agreement may be signed in multiple counterparts, all of which taken together shall constitute an original agreement. The execution by one party of any counterpart shall be sufficient execution by that party, whether or not the same counterpart has been executed by any other party.

     19. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto set his hand, all as of the day and year first above written.

                                        CARDINAL REALTY SERVICES, INC.

                                        By:
                                        -------------------------------
                                        (PARTICIPANT)

                                        By:
                                        -------------------------------
                                      B-2-5

                                                                     [EXECUTIVE]

                        RESTRICTED STOCK AWARD AGREEMENT

     This Restricted Stock Award Agreement (the "Agreement") is made as of the
     day of             , 1997 between CARDINAL REALTY SERVICES, INC., an Ohio
corporation (the "Company"), and                          , an employee of the
Company or Lexford (the "Participant").

     WHEREAS, the Company has heretofore adopted the 1997 Performance Equity Plan of Cardinal Realty Services, Inc. (the "Plan"); and

     WHEREAS, it is a requirement of the Plan that a Restricted Stock Award Agreement be executed to evidence the Restricted Stock Award granted to the Participant.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

     2. GRANT OF AWARD.  The Company hereby grants to the Participant a
Restricted Stock Award of an aggregate of                (          ) shares of
the common stock, with no par value, of the Company ("Shares") on the terms and conditions set forth herein.

     3. RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Plan will vest upon the achievement of the Performance Goals described in Section
3.4. Restricted Stock Awards shall be granted in accordance with, and subject to, the provisions set forth below.

          3.1 Issuance of Shares. Subject to the restrictions in Section 6.3 of the Plan, and set forth in this Agreement, the number of Company Shares granted under a Restricted Stock Award shall be issued in the recipient Participant's name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereafter. Following the Distribution, this Agreement shall relate to the Company Shares originally granted in the Award as well as to the Lexreit Shares distributed on account of such Company Shares in the Distribution.

          3.2 Rights of Participants. Shares granted pursuant to Restricted Stock Awards shall be transferred to the Participant, and a certificate or certificates for such Shares shall be issued in the Participant's name. Subject to the restrictions in Section 6.3 of the Plan, the Participant shall thereupon be a shareholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares, subject to the restrictions and risks of forfeiture set forth in the Plan. The certificate or certificates for Shares awarded hereunder (as well as certificates for Lexreit Shares distributed on account of awarded Shares), together with a suitably executed stock power (and stock power covering the associated Lexreit Shares) signed by such Participant, shall be held by the Company in its control for the account of such Participant:

             (i) until the restrictions in Section 6.3 of the Plan and in this Agreement lapse pursuant to the Plan, at which time a certificate for the appropriate number of Shares (as well as certificates for Lexreit Shares distributed on account of awarded Shares); in each case, free of all restrictions imposed by the Plan or this Agreement shall be delivered to the Participant, subject to the provisions of Section 5 and
        Section 6; or

             (ii) until such Shares (and associated Lexreit Shares) are forfeited and cancelled as described in Section 6.3 of the Plan and in this Agreement.

          3.3 Restrictions. Each Share issued pursuant to this Agreement (including, after the Distribution, each Lexreit Share received in the Distribution with respect to the Company Shares awarded) shall be subject to the following restrictions until such restrictions have lapsed pursuant to Section 6.4 of the Plan:

             (a) Disposition. The Shares awarded to a Participant and held by the Company pursuant to Section 6.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may

                                      B-3-1
        not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Participant to the Participant's Successor. Any transfer or purported transfer of Shares in violation of the restrictions outlined in this Section 3.3 shall be null and void and shall result in the forfeiture of the Company Shares transferred or purportedly transferred to the Company and the forfeiture of the Lexreit Shares, if any, to Lexreit, without notice and without consideration.

             (b) Forfeiture. Any Shares awarded to a Participant under a Restricted Stock Award and held by the Company pursuant to Section 6.2 of the Plan shall be forfeited without notice and without consideration therefor immediately in accordance with the following:

                (i) if the Participant's employment with the Company or Lexford is terminated, the non-vested Shares shall forfeit except that if the Participant terminates employment for "Good Reason" (as defined below) or if the Company terminates the Participant's employment for other than "Misconduct" (as defined below), the Participant will vest in awards based upon performance actually achieved for the Performance Year of such termination as if the Participant were employed for the full Performance Year (to the extent non-vested Shares do not vest as a result of performance during such final Performance Year of employment, such Shares shall be forfeited); and

                (ii) the Participant will forfeit all Shares granted to him or her under this Agreement with respect to any Shares that remain non-vested after the end of the final Performance Year.

     Any Company Shares forfeited under the Plan shall be returned to the Company. Any Lexreit Shares forfeited under the Plan shall be returned to Lexreit and cancelled. Any dividends previously paid with respect to any forfeited Shares shall also be forfeited and returned with the Shares so forfeited.

          3.4 Vesting of Restricted Stock.

             (a) The restrictions on Shares set forth in Section 3.3 shall lapse, and certificates for such Shares held for the Participant in accordance with Section 3.2 shall be distributed to the Participant as described in this Section 3.4. The Performance Goals for the Awards associated with each Performance Year, expressed as a percentage of the Initial Baselines, are as follows:

               SHARE PRICE AND ADJUSTED EBITDA PERFORMANCE GOALS
                    AS A PERCENTAGE OF THE INITIAL BASELINES

                                                             LEVEL I     LEVEL II
                                                             -------     --------
                1997 Performance Year......................   112.00%      118.00%
                1998 Performance Year......................   132.16%      139.24%
                1999 Performance Year......................   155.95%      164.30%

             (b) The amount of Awards that vest for a Performance Year is determined by comparing the Share Price and Adjusted EBITDA as of the last day of such year with the Performance Goals indicated in Section
        3.4 (a) above. If either of the Performance Goals for a level of vesting is achieved, the number of Shares awarded with respect to attainment of such Performance Goal shall vest as soon as practicable following the end of the Performance Year used in determining the Share Price or Adjusted EBITDA, as the case may be. Satisfaction of a Performance Goal for a Performance Year at Level I or Level II results in the vesting of non-vested Awards associated with any prior Performance Year. If the Share Price or Adjusted EBITDA as of the last day of a Performance Year equals or exceeds one or more of the Level I and/or Level II Performance Goals for a subsequent Performance Year, the Awards associated with achievement of such Performance Goals shall vest as soon as practicable following the end of the Performance Year as of which such Share Price and/or Adjusted EBITDA, as the case may be, is measured.

                                      B-3-2

     4. CHANGE IN CONTROL.

          (a) Notwithstanding anything in this Plan to the contrary, upon a Change in Control during any Performance Year, each Participant will vest in Shares in accordance with the following. These provisions shall apply if the Participant is employed by the Company or Lexford at the time of the Change in Control, or if the Participant is terminated in anticipation of the Change in Control, as determined by the Committee.

          (b) Upon a Change in Control, each Participant shall immediately vest in the non-vested Shares associated with any Performance Year, but only if the Share Price as of the date of the Change in Control equals or exceeds the Share Price Performance Goal associated with such Awards; provided, however, that if the Change in Control occurs in 1997 or 1998, the Performance Goals for 1999 (both Level I and Level II) shall be deemed satisfied if the Share Price as of the date of the Change in Control equals or exceeds 110% of the Level II Share Price Performance Goal for 1998 (i.e., 153.16% of the Share Price Initial Baseline).

          (c) A Participant will vest in Shares as described in this Section 4, regardless of whether the Participant continues to be employed by the Company or any successor to the Company.

     5. DEFERRAL OF COMPANY SHARES INTO RABBI TRUST. Within ten (10) days of the approval of this Plan by the shareholders of the Company and prior to the issuance of any Shares under the Plan, each Participant may make a written election to defer the Shares that would otherwise be transferred to him or her upon the vesting of such Shares pursuant to Section 6 and/or Section 7 of the Plan. Such election shall be binding upon such Participant with respect to all Shares he or she would be entitled to receive upon attainment of the Performance Goals as described in Sections 3 and 4 except that any election to receive shares is subject to the provisions of Section 6. If the Participant elects to defer receipt of Shares, such Shares shall be contributed to the Rabbi Trust and held for his or her benefit under the terms of the Rabbi Trust until the Participant's termination of employment with the Company or Lexford, subject to forfeiture under Section 3.3(b). Cash dividends payable with respect to any Shares subject to an Award under the Plan shall be automatically deferred into the Rabbi Trust, invested under the terms thereof and, to the extent not forfeited under Section 3.3(b), distributed at such time as the Shares in respect of which such dividends are payable become taxable to the individual.

     6. CODE SECTION 162(M) LIMITATION. Notwithstanding anything in this Plan to the contrary, to the extent that Code Section 162(m) would operate to limit the Company's federal income tax deduction for remuneration with respect to a Participant, resulting in federal income tax liability to the Company, receipt of Shares shall be deferred into the Rabbi Trust until Section 162(m) no longer operates to result in such federal income tax liability to the Company. The determination of whether Code Section 162(m) operates to limit the Company's deduction in a manner resulting in federal income tax liability to the Company will be determined by the Committee. Payment of the deferred Shares shall occur in the following calendar year (or, if necessary, each subsequent calendar year) to the extent such payment, when added to other remuneration subject to the
Section 162(m) limit for such year, does not result in federal income tax liability to the Company. In administering the deferral mechanism of this
Section 6, the determinations by the Committee shall be final; however, the Committee shall act promptly in making its determinations hereunder and shall not unnecessarily delay transfer of the Shares. Shares deferred hereunder shall be fully vested and shall not be forfeited for any reason, including, without limitation, termination of employment, except as expressly set forth in the Rabbi Trust.

     7. "GROSS-UP" FOR EXCISE TAXES. In the event that any Participant becomes subject to the excise tax imposed by Code Section 4999 (the "Excise Tax"), the Company shall pay in cash to the Participant at the time specified below, an additional amount (the "Gross-Up Payment") such that the net amount retained by the Participant shall be equal to the amount that would have been retained had such excise tax not applied, as determined below.

                                      B-3-3

     The following shall govern the determination of the amount of the cash payment described above:

          (i) any other payments or benefits received or to be received by the Participant in connection with a "change in control" of the Company (as defined in Code Section 280G) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the Company's independent auditors, such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code,

          (iii) For purposes of determining the amount of the Gross-Up Payment, the Participant shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant's residence upon the change in control, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     The amount of any Gross-Up Payment shall be paid to the Participant at the time of the Change in Control. If the Participant has elected to defer receipt of all Shares into the Rabbi Trust pursuant to Section 5, such deferral shall also apply to any Gross-Up Payment. In the event that the Excise Tax is subsequently determined by the Company's independent auditors to be less than the amount taken into account hereunder at the time of the Change in Control, the Participant shall repay to the Company the excess portion of the Gross-Up Payment plus interest on the amount of such repayment at the rate provided in
Section 1274(b)(2)(B) of the Code. If the Gross-Up Payment was deferred into the Rabbi Trust as described above, any return of any portion of the Gross-Up Payment shall be made from the Rabbi Trust. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the Change in Control, (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional gross-up payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

     8. DEFINITION OF MISCONDUCT AND GOOD REASON.

          8.1 "Good Reason" in connection with a Participant's termination of employment with the Company or Lexford means:

             (a) any reduction in aggregate direct remuneration, position, responsibilities, or duties provided for in accordance with the Participant's employment arrangement, or any material reduction in the aggregate of employee benefits, perquisites, or fringe benefits provided to the Participant pursuant to his employment arrangement if such reduction or material reduction occurs within the six month period immediately preceding the date of the voluntary termination;

             (b) any good faith determination by the Participant that as the result of any Change in Control of the Company, he is unable to carry out the responsibilities, duties, authorities, powers, or functions attached to his position;

             (c) imposition by the Company of any requirement that the Participant's principal place of work be relocated, following a Change in Control of the Company, to a place more than 25 miles from his principal place of work immediately before the Change in Control, or that the Participant travel in connection with his employment to a substantially greater degree than was customary for him prior to the Change in Control; or

             (d) any liquidation, dissolution, consolidation, or merger of the Company, or transfer of all or a significant portion of its assets, unless a successor or successors (by merger, consolidation, or otherwise) to which all, or a significant portion, of the Company's assets have been transferred shall have assumed all of the duties and obligations of the Company pursuant to the Plan.

                                      B-3-4

             In addition, termination due to the Participant's death or disability (within the meaning of the Company's disability insurance program or disability policy) shall be deemed to be Good Reason hereunder.

          8.2 "Misconduct" in connection with a Participant's termination of employment with the Company or Lexford means:

             (a) an intentional act of fraud, embezzlement, theft or any other material violation of law in connection with the Participant's duties or in the course of his employment with the Company or Lexford;

             (b) intentional wrongful damage to material assets of the Company or Lexford;

             (c) intentional wrongful disclosure of material confidential information of the Company or Lexford;

             (d) intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty; or

             (e) breach of any material term of the Participant's employment agreement.

     9. RIGHTS OF AWARD HOLDER. Participants shall not have any of the rights of a shareholder with respect to the Shares granted in a Restricted Stock Award except as described in Sections 3.2 and 3.3.

     10. NONTRANSFERABILITY OF RESTRICTED STOCK AWARDS. A Restricted Stock Award shall not be transferable other than: (a) by will or the laws of descent and distribution, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Company Shares or Lexreit Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Restricted Stock Awards theretofore granted, and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award. The Distribution shall result in the Lexreit Shares becoming part of the Awards, subject to the restrictions otherwise applicable to Company Shares and shall not result in a direct distribution of the dividend to the Participant.

     12. FORMS OF RESTRICTED STOCK AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the shareholders of the Company shall constitute the granting of any Restricted Stock Award. An Award shall be granted only by action taken by the Committee. Upon the Committee's designation of the Participant for the receipt of a Restricted Stock Award, the Company's secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the Participant, in such form as the Committee shall approve, stating the number of Company Shares subject to the Restricted Stock Award, and the other terms and conditions thereof. The notice shall be accompanied by this Agreement, which shall have been duly executed by or on behalf of the Company. Execution by the Participant of this Agreement in accordance with the provisions set forth in the Plan shall be a condition precedent to the receipt of any Award.

     13. RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a Participant who vests in Shares under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificates for such Shares are delivered to the Participant in accordance with the terms of the Plan and this Agreement. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in Shares or from any other amounts payable any time thereafter to the Participant.

                                      B-3-5

     14. DELIVERY OF SHARES. Delivery of certificates for Shares pursuant to the vesting of a Restricted Stock Award may be postponed by the Company for such period as may be required for it to exercise reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the delivery of any Shares pursuant to an Award.

     15. INCORPORATION OF PROVISIONS OF THE PLAN. All of the provisions of the Plan pursuant to which this Agreement is made are hereby incorporated by reference and made a part hereof as if specifically set forth herein, and to the extent of any conflict between this Agreement and the terms in the aforesaid Plan, the Plan shall control. To the extent any capitalized terms are not otherwise defined herein, they shall have the meaning set forth in the Plan.

     16. INVALIDITY OF PROVISIONS. The invalidity or unenforceability of any provision of this Agreement as a result of a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange shall not affect the validity or enforceability of the remainder of this Agreement.

     17. WAIVER AND MODIFICATION. The provisions of this Agreement may not be waived or modified unless such waiver or modification is in writing and signed by the parties hereto.

     18. INTERPRETATION. All decisions or interpretations made by the Committee with regard to any question arising under the Plan or this Agreement shall be binding and conclusive on the Company and the Participant.

     19. MULTIPLE COUNTERPARTS. This Restricted Stock Award Agreement may be signed in multiple counterparts, all of which taken together shall constitute an original agreement. The execution by one party of any counterpart shall be sufficient execution by that party, whether or not the same counterpart has been executed by any other party.

     20. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto set his hand, all as of the day and year first above written.

                                          CARDINAL REALTY SERVICES, INC.

                                          By:

                                            ------------------------------------

                                          (PARTICIPANT)

                                          By:

                                            ------------------------------------

                                      B-3-6

                         CARDINAL REALTY SERVICES, INC.
                         PROXY/VOTING INSTRUCTIONS CARD

           THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                    THE ANNUAL MEETING ON [         ], 1997
                                           ---------

   The undersigned hereby appoints John B. Bartling, Jr., Mark D. Thompson and Paul R. Selid, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of common stock, without par value, of Cardinal Realty Services, Inc. (the "Company") represented hereby and held of record by the undersigned on [______], 1997, at the Annual Meeting of Shareholders to be held at [____________________], Columbus, Ohio, on [_______], 1997, at [_______] a.m.
(local time) and at any postponements or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If this proxy is signed and returned and no directions are given, this proxy will be voted "FOR" Items 1, 2, 3 and 4 shown on this card, and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If you have made any comments on this card, please mark the Comments box on the reverse of this card.

1. ELECTION OF DIRECTORS

   [ ]  FOR all nominees listed below (except as marked to the contrary).
   [ ]  WITHHOLD AUTHORITY to vote for all nominees below.
        (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only certain individual nominees. To withhold authority to vote for any individual nominee, strike a line through the nominee's name below and check "FOR").


        CLASS I DIRECTOR:   PATRICK M. HOLDER
        CLASS II DIRECTORS: JOSEPH E. MADIGAN   GEORGE J. NEILAN   GLENN C. POLLACK   STANLEY R. FIMBERG


2. APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO LEXFORD, INC.

              FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

                           (Continued on Other Side)



3. APPROVAL OF THE DISTRIBUTION BY THE COMPANY TO THE SHAREHOLDERS OF THE COMPANY OF 93% OF THE ISSUED AND OUTSTANDING COMMON STOCK OF LEXREIT PROPERTIES, INC. AS A DIVIDEND

              FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

4. APPROVAL OF THE COMPANY'S 1997 PERFORMANCE EQUITY PLAN

              FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

5. I PLAN TO ATTEND THE ANNUAL MEETING   [ ]

6. I HAVE NOTED COMMENTS BELOW   [ ]

   Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                                                  Dated:                  , 1997
                                                        -------------------


                                                  ------------------------------

                                                           (Signature)

                                                  ------------------------------
                                                           (Signature)

                                                  Signature(s) must agree with
                                                  the name(s) printed on this
                                                  proxy. If shares are
                                                  registered in two names, both
                                                  shareholders should sign this
                                                  proxy.

                                                  If signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give your full title as such.

        PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.